                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04041

                                   ----------
                           GE INVESTMENTS FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                   ----------

                 3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905
               (Address of principal executive offices) (Zip code)

                            GE ASSET MANAGEMENT, INC.
                 3001 SUMMER STREET, STAMFORD, CONNECTICUT 06905
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 06/30/10

ITEM 1. REPORTS TO STOCKHOLDERS.

GE Investments Funds, Inc.

Income Fund                                        Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Income Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE



       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Income Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove


Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Income Fund


Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Income Fund                                        Contents
------------------------------------------------------------



NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................ 15

FINANCIAL STATEMENTS

   Financial Highlights..................................... 16

   Statement of Assets and Liabilities...................... 17

   Statement of Operations.................................. 18

   Statements of Changes in Net Assets...................... 19

   Notes to Financial Statements............................ 20

ADDITIONAL INFORMATION...................................... 30

INVESTMENT TEAM............................................. 33

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


Information on the following performance pages relating to the GE Investments Income Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown. The performance data quoted represent past performance; past performance does not guarantee future results.

Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each Index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Income Fund

--------------------------------------------------------------------------------

[PHOTO] Paul M. Colonna


PAUL M. COLONNA

THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL
M. COLONNA, WILLIAM M. HEALEY, MARK H. JOHNSON AND VITA MARIE PIKE. AS LEAD PORTFOLIO MANAGER FOR THE INCOME FUND, MR. COLONNA IS VESTED WITH OVERSIGHT AUTHORITY. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE.

PAUL M. COLONNA IS THE PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME AND A DIRECTOR AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE INCOME FUND. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

WILLIAM M. HEALEY IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 1997. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. HEALEY SPENT OVER 10 YEARS IN THE FIXED INCOME GROUP AT METLIFE.

MARK H. JOHNSON IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE SEPTEMBER 2007. MR. JOHNSON JOINED GE ELECTRIC COMPANY (GE) IN 1998 IN ITS EMPLOYERS REINSURANCE CORPORATION AS A TAXABLE INCOME PORTFOLIO MANAGER. MR. JOHNSON JOINED GE ASSET MANAGEMENT AS A VICE PRESIDENT AND PORTFOLIO MANAGER IN 2002 AND BECAME A SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER OF STRUCTURED PRODUCTS IN 2007.

VITA MARIE PIKE IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE INCOME FUND SINCE JUNE 2004. PRIOR TO JOINING GE ASSET MANAGEMENT IN JANUARY 2001, SHE WAS WITH ALLIANCE CAPITAL FOR OVER NINE YEARS SERVING IN A NUMBER OF DIFFERENT CAPACITIES INCLUDING PORTFOLIO MANAGER.

Q. HOW DID THE INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Income Fund returned 3.95% for Class 1 shares and 3.77% for Class 4 shares. The Barclays Capital U.S. Aggregate Bond Index, the Fund's benchmark, returned 5.33% and the Fund's Morningstar peer group of 214 US Insurance Intermediate-Term Bond funds returned an average of 5.48% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE US ECONOMY DURING THE SIX-MONTH PERIOD ENDING JUNE 30, 2010?

A. News in the U.S. clearly showed a slowing in economic activity beginning with the employment data reported in May and June. While headline non-farm payroll figures were skewed by census workers added in May and taken away in June, private payrolls declined from an increase of 241,000 in April to an increase of 83,000 in June. The unemployment rate fell in June from 9.7% to 9.5% due mainly to a decline in the participation rate, which was not viewed as a favorable sign. The housing market weakened as new home sales slumped after the $8,000 tax credit offered to first-time homebuyers ended in April. Inflation in the US remained low at just 1.2% reported in May (Personal Consumption Expenditure Core Price Index, year-over-year).

   The Federal Reserve's outlook for slow economic growth and low inflation did not change during the first half of 2010 and therefore the fed funds target rate remained unchanged throughout the six months. In Washington, a finance reform bill intended to overhaul financial regulation was passed by the House of Representatives and awaited action by the Senate, which raised uncertainty around the banking sector.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




Q. WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Through April, the Fund outperformed its benchmark but events in May and June caused relative performance to turn negative. As the European debt crisis heightened fears around the global recovery, many investors shunned riskier asset classes such as high yield and emerging market debt to buy US Treasuries pushing treasury yields downward. The Fund's exposure to these two asset classes, plus overweight positions in investment grade credit and commercial MBS were a drag on performance. The Fund's shorter duration relative to the benchmark also impacted relative return negatively as interest rates declined.

Income Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, distribution and service fees (for shareholders of Class 4) professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

----------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,039.55                 4.05
    Class 4              1,000.00                 1,037.66                 6.21
----------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,020.61                 4.01
    Class 4              1,000.00                 1,018.52                 6.16
----------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.80% FOR CLASS
  1 SHARES AND 1.23% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: 3.95% FOR CLASS 1 SHARES, AND 3.77% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Income Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                 [CHART]

                 Income Fund     Barclays Capital U.S. Aggregate Bond Index
               --------------   ----------------------------------------------
 Jun 1, 2000       10,000.00               10,000.00
 Dec 1, 2000       10,711.05               10,734.62
 Dec 1, 2001       11,506.59               11,641.00
 Dec 1, 2002       12,644.03               12,834.78
 Dec 1, 2003       13,099.21               13,361.58
 Dec 1, 2004       13,547.20               13,941.31
 Dec 1, 2005       13,823.20               14,279.88
 Dec 1, 2006       14,427.43               14,898.74
 Dec 1, 2007       15,123.85               15,936.68
 Dec 1, 2008       14,350.60               16,771.80
 Dec 1, 2009       15,481.85               17,766.43
 Jun 1, 2010       16,094.12               18,713.85

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                                   SIX    ONE   FIVE  TEN     ENDING VALUE OF A
                                 MONTHS+  YEAR  YEAR  YEAR  $10,000 INVESTMENT/(A)/
-----------------------------------------------------------------------------------
GEI Income                        3.95%  11.39% 3.09% 4.87%         16,094
-----------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate
 Bond Index                       5.33%   9.50% 5.54% 6.47%         18,714
-----------------------------------------------------------------------------------
Morningstar peer group average*   5.48%  13.35% 4.66% 5.48%
-----------------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                 [CHART]

                 Income Fund     Barclays Capital U.S. Aggregate Bond Index
                -------------   --------------------------------------------
May 1, 2008        10,000.00                 10,000.00
Jun 1, 2008         9,896.19                  9,918.70
Sep 1, 2008         9,679.93                  9,870.25
Dec 1, 2008         9,411.57                 10,322.24
Mar 1, 2009         9,338.26                 10,334.19
Jun 1, 2009         9,457.39                 10,518.40
Sep 1, 2009         9,988.91                 10,912.22
Dec 1, 2009        10,111.32                 10,934.39
Mar 1, 2010        10,358.86                 11,129.23
Jun 1, 2010        10,492.16                 11,517.48
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT/(A)/
---------------------------------------------------------------------------------
GEI Income                        3.77%  10.94%   2.24%           10,492
---------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate
 Bond Index                       5.33%   9.50%   6.75%           11,517
---------------------------------------------------------------------------------
Morningstar peer group average*   5.48%  13.35%
---------------------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]

A mutual fund designed for investors
who seek maximum income consistent
with prudent investment management
and the preservation of capital by
investing at least 80% of its net
assets under normal circumstances in
debt securities.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $58,300 (in thousands)

                      [CHART]

     Corporate Notes                   38.1%
     Mortgage-Backed                   35.9%
     U.S. Treasuries                   13.9%
     Asset-Backed and Other            11.5%
     Other Investments                  0.4%
     Federal Agencies                   0.2%

QUALITY RATINGS AS OF JUNE 30, 2010
as a % of Market Value

--------------------------------------------------------------------------------

                        MOODY'S / S&P /    PERCENTAGE OF
                        FITCH RATING **    MARKET VALUE
                        --------------------------------
                        Aaa / AAA              54.42%
                        --------------------------------
                        Aa / AA                 2.92%
                        --------------------------------
                        A / A                  14.81%
                        --------------------------------
                        Baa / BBB              14.17%
                        --------------------------------
                        Ba / BB and lower      13.68%
                        --------------------------------
                                              100.00%
                        --------------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE INTERMEDIATE-TERM BOND PEER GROUP CONSISTING OF 214, 212, 185 AND 159 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY
  RECOGNIZED STATISTICAL RATING ORGANIZATIONS.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 ARE NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN ON THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                                  INCOME FUND


                                              PRINCIPAL
                                                 AMOUNT           VALUE
        BONDS AND NOTES -- 94.7% +
        ---------------------------------------------------------------------------

        U.S. TREASURIES -- 14.0%

        U.S. Treasury Bonds
         4.38%       11/15/39.............. $   248,700    $    268,479
         4.50%       08/15/39..............     233,200         256,848
         4.63%       02/15/40..............   1,691,600       1,901,463      /(f)/
        U.S. Treasury Notes
         0.59%       04/30/12..............     199,300         200,795      /(c)/
         2.50%       04/30/15..............   1,541,500       1,596,296
         3.63%       02/15/20..............   3,657,000       3,863,847      /(f)/
         4.50%       11/15/10..............      20,000          20,318
                                                              8,108,046

        FEDERAL AGENCIES -- 0.2%

        Federal Home Loan Mortgage Corp.
         8.25%       06/01/26..............      60,000          83,295    /(f,h)/

        AGENCY MORTGAGE BACKED -- 22.8%

        Federal Home Loan Mortgage Corp.
         4.50%       06/01/33 - 02/01/35...      40,685          42,550      /(f)/
         5.00%       07/01/35..............     178,082         188,858      /(f)/
         5.50%       05/01/20 - 01/01/38...     347,210         375,820      /(f)/
         6.00%       04/01/17 - 11/01/37...     751,621         822,734      /(f)/
         6.50%       02/01/29..............         352             392      /(f)/
         7.00%       10/01/16 - 08/01/36...      94,975         106,608      /(f)/
         7.50%       09/01/12 - 09/01/33...      17,071          19,376      /(f)/
         8.00%       11/01/30..............      16,836          19,429      /(f)/
         8.50%       04/01/30 - 05/01/30...      21,425          24,945      /(f)/
         5.50%       TBA...................     180,000         193,134      /(b)/
        Federal National Mortgage Assoc.
         4.00%       05/01/19 - 06/01/19...     161,912         171,117      /(f)/
         4.50%       05/01/18 - 06/01/40...   2,447,816       2,556,384      /(f)/
         5.00%       03/01/34 - 06/01/40...   1,910,180       2,025,072      /(f)/
         5.25%       04/01/37..............       7,488           7,806      /(g)/
         5.50%       12/01/13 - 04/01/38...   2,338,299       2,522,620      /(f)/
         5.64%       03/01/37..............       2,730           2,847      /(g)/
         6.00%       06/01/14 - 07/01/35...   1,398,856       1,537,452      /(f)/
         6.50%       07/01/17 - 08/01/34...     206,907         228,915      /(f)/
         7.00%       03/01/15 - 02/01/34...      69,834          77,628      /(f)/
         7.50%       08/01/13 - 03/01/34...     107,649         121,850      /(f)/
         8.00%       12/01/12 - 11/01/33...      79,334          91,610      /(f)/
         8.50%       05/01/31..............       4,213           4,909      /(f)/
         9.00%       04/01/16 - 12/01/22...       9,816          10,770      /(f)/
         5.00%       TBA...................     547,000         583,581      /(b)/
         7.00%       TBA...................     210,000         232,993      /(b)/
        Government National Mortgage Assoc.
         3.13%       12/20/24..............       2,855           2,925    /(f,g)/
         3.38%       02/20/23 - 02/20/26...      10,072          10,321    /(f,g)/
         4.50%       08/15/33 - 09/15/34...     230,126         241,559      /(f)/
         6.00%       04/15/27 - 09/15/36...     326,725         360,616      /(f)/
         6.50%       04/15/19 - 08/15/36...     279,356         310,499      /(f)/
         7.00%       03/15/12 - 10/15/36...     174,233         195,780      /(f)/

                                          PRINCIPAL
                                             AMOUNT           VALUE

       7.50%     11/15/31 - 10/15/33... $     7,313    $      8,325          /(f)/
       8.00%     12/15/29..............       2,655           3,080          /(f)/
       8.50%     10/15/17..............      12,170          13,353          /(f)/
       9.00%     11/15/16 - 12/15/21...      33,271          36,928          /(f)/
                                                         13,152,786

      AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.8%

      Fannie Mae Whole Loan
       0.97%     08/25/43..............     309,893           9,592      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       0.12%     09/25/43..............   1,190,764          13,082    /(e,f,g,k)/
       8.00%     02/01/23 - 07/01/24...       4,337             950      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC
       5.00%     05/15/38..............      77,025          82,431
       5.50%     04/15/17..............      42,347           1,731      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Class YQ)
       5.00%     05/15/17..............      33,103           1,417      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 1980) (Class OF)
       7.50%     07/15/27..............       8,756           2,002      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2543) (Class LR)
       7.50%     01/15/16..............       5,627           5,676          /(f)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2631) (Class DI)
       5.50%     06/15/33..............     233,254          50,166      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2642) (Class AW)
       4.50%     03/15/19..............      10,136              57      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2643) (Class IM)
       4.50%     03/15/18..............     159,681          12,411      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2645) (Class BI)
       4.50%     02/15/18..............      28,281           1,704      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2647) (Class DI)
       4.50%     10/15/16..............      23,631             494      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2656) (Class IU)
       5.00%     04/15/28..............      79,911           1,010      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2722) (Class PI)
       5.00%     06/15/28..............      32,439           1,049      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2763) (Class JI)
       5.00%     10/15/18..............     101,456           8,620      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2781) (Class IC)
       5.00%     11/15/17 - 05/15/18...      89,192           5,085      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2795) (Class IC)
       5.00%     07/15/17..............      21,855             653      /(e,f,k)/
      Federal Home Loan Mortgage Corp.
       REMIC (Series 2852) (Class OJ)
       9.91%     09/15/34..............      48,999          46,911        /(c,d)/

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                         PRINCIPAL
                                            AMOUNT           VALUE

     Federal Home Loan Mortgage Corp.
      STRIPS (Class IO)
      5.00%       12/01/34............. $   98,178    $     18,104      /(e,f,k)/
     Federal Home Loan Mortgage STRIPS
      5.58%       08/01/27.............      1,121             922      /(c,d,f)/
     Federal National Mortgage Assoc.
      REMIC
      5.00%       08/25/38.............     76,926          81,891
     Federal National Mortgage Assoc.
      REMIC (Class 109J)
      7.00%       09/25/20.............        592             649          /(f)/
     Federal National Mortgage Assoc.
      REMIC (Class B)
      1.84%       12/25/22.............        276             260      /(c,d,f)/
     Federal National Mortgage Assoc.
      REMIC (Class BZ)
      5.50%       01/25/33.............    158,462         174,610          /(f)/
     Federal National Mortgage Assoc.
      REMIC (Class CS)
      7.35%       08/25/16.............     71,553           2,288    /(e,f,g,k)/
     Federal National Mortgage Assoc.
      REMIC (Class VZ)
      5.00%       10/25/35.............     73,635          74,454
     Federal National Mortgage Assoc.
      REMIC (Series 1992) (Class K)
      1008.00%    05/25/22.............          6             152      /(e,f,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003)
      5.00%       08/25/17.............     59,354           2,737      /(e,f,k)/
      7.15%       05/25/18.............    430,792          50,885    /(e,f,g,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003) (Class HI)
      5.00%       10/25/22.............     61,771           4,457      /(e,f,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003) (Class IJ)
      5.00%       02/25/32.............    147,163          13,482      /(e,f,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003) (Class IO)
      1.20%       12/25/42.............     74,491           1,668    /(e,f,g,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003) (Class KI)
      4.50%       05/25/18.............     34,760           1,096      /(e,f,k)/
     Federal National Mortgage Assoc.
      REMIC (Series 2003) (Class SL)
      15.85%      03/25/31.............    215,612         231,916        /(f,g)/
     Federal National Mortgage Assoc.
      REMIC (Series 2008) (Class ZW)
      5.00%       07/25/38.............     62,011          65,840
     Federal National Mortgage Assoc.
      STRIPS
      5.50%       11/25/39.............    504,223          79,566      /(e,f,k)/
      6.00%       01/01/35.............     63,485           9,383      /(e,f,k)/
     Federal National Mortgage Assoc.
      STRIPS (Class 2)
      4.50%       08/01/35.............    147,599          26,568      /(e,f,k)/
      5.00%       03/25/38.............    129,852          18,651      /(e,f,k)/
      5.50%       12/01/33.............     59,273          10,096      /(e,f,k)/
      7.50%       11/01/23.............     26,896           4,777      /(e,f,k)/
      8.00%       08/01/23 - 07/01/24..      9,341           2,079      /(e,f,k)/

                                             PRINCIPAL
                                                AMOUNT           VALUE

        8.50%        07/25/22.............. $      419    $         92    /(e,f,k)/
        9.00%        05/25/22..............        276              60    /(e,f,k)/
       Federal National Mortgage Assoc.
        STRIPS (Series 354) (Class 1)
        4.41%        11/01/34..............    218,984         198,440    /(c,d,f)/
       Federal National Mortgage Assoc.
        STRIPS (Series 364) (Class 1)
        4.50%        09/01/35..............    271,069          48,792    /(e,f,k)/
       Federal National Mortgage Assoc.
        STRIPS (Series 364) (Class 13)
        6.00%        09/01/35..............    157,546          22,382    /(e,f,k)/
       Federal National Mortgage Assoc.
        STRIPS (Series 378) (Class 1)
        4.50%        01/01/36..............    218,814          39,386    /(e,f,k)/
       Federal National Mortgage Assoc.
        STRIPS (Series 387) (Class 1)
        5.00%        05/25/38..............    138,608          20,316    /(e,f,k)/
       Government National Mortgage Assoc.
        5.00%        10/20/37 - 09/20/38...    400,702          65,804    /(e,f,k)/
        6.10%        08/20/39..............    603,148          70,156    /(e,f,k)/
       Government National Mortgage Assoc.
        (Class IC)
        5.90%        04/16/37..............    171,394          21,064    /(e,f,k)/
       Vendee Mortgage Trust
        0.39%        04/15/40..............    319,870           6,589      /(e,k)/
       Vendee Mortgage Trust (Class 2003)
        0.86%        05/15/33..............    191,514           7,702      /(e,k)/
                                                             1,622,355

       ASSET BACKED -- 3.1%

       Bear Stearns Asset Backed Securities
        Trust (Class 2A2)
        23.57%       11/25/35..............    513,509         473,694    /(c,f,g)/
       Chase Funding Mortgage Loan Asset-
        Backed Certificates (Class IB)
        5.75%        05/25/32..............     21,907          11,065    /(f,g,j)/
       Chase Funding Mortgage Loan Asset-
        Backed Certificates (Class IIA2)
        1.92%        02/25/33..............     19,166          18,261    /(c,f,g)/
       Citicorp Residential Mortgage
        Securities Inc. (Series 2006) (Class
        A5)
        6.04%        09/25/36..............     60,000          53,025
       Countrywide Asset-Backed Certificates
        1.21%        05/25/33..............      9,067           6,210      /(f,g)/
       Countrywide Asset-Backed Certificates
        (Class AF4)
        5.31%        08/25/35..............    750,000         690,029      /(f,g)/
       Countrywide Asset-Backed Certificates
        (Class AF6)
        4.74%        10/25/35..............     54,648          47,796        /(g)/
       Mid-State Trust (Class A3)
        7.54%        07/01/35..............      1,930           1,875      /(f,j)/
       Popular ABS Mortgage Pass-Through
        Trust (Class AF4)
        5.30%        11/25/35..............     50,000          42,862
       Residential Asset Mortgage Products
        Inc. (Class A2)
        7.48%        06/25/32..............     19,766          15,576    /(c,f,g)/

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT           VALUE

             Residential Asset Securities Corp.
              (Series 2002) (Class A2b)
              37.91%           07/25/32......... $    4,193    $      2,104    /(c,f,g)/
             Saxon Asset Securities Trust
              5.23%            08/25/35.........    493,224         453,512        /(g)/
                                                                  1,816,009

             CORPORATE NOTES -- 38.4%

             AES El Salvador Trust
              6.75%            02/01/16.........    100,000          93,493        /(a)/
             AES Panama S.A.
              6.35%            12/21/16.........     30,000          30,872        /(a)/
             Agilent Technologies Inc.
              5.50%            09/14/15.........     46,000          49,513
             Alliance One International Inc.
              10.00%           07/15/16.........     95,000          96,663        /(a)/
             AMC Entertainment Inc.
              8.75%            06/01/19.........     83,000          83,415
             America Movil SAB de C.V.
              5.00%            03/30/20.........    100,000         103,317        /(a)/
             American Tower Corp.
              4.63%            04/01/15.........     40,000          41,609
             Amsted Industries Inc.
              8.13%            03/15/18.........    109,000         108,728        /(a)/
             Anadarko Petroleum Corp.
              6.20%            03/15/40.........    134,000         106,018
             Anheuser-Busch InBev Worldwide Inc.
              5.00%            04/15/20.........    136,000         142,193      /(a,f)/
              5.38%            11/15/14.........     89,000          97,305        /(a)/
             ARAMARK Corp.
              8.50%            02/01/15.........    212,000         214,120        /(f)/
             Arizona Public Service Co.
              6.25%            08/01/16.........    165,000         184,402        /(f)/
             AT&T Inc.
              6.40%            05/15/38.........    148,000         162,718        /(f)/
              6.70%            11/15/13.........    108,000         124,640        /(f)/
             Avis Budget Car Rental LLC
              9.63%            03/15/18.........     52,000          52,520        /(a)/
             Banco do Brasil Cayman
              8.50%            10/29/49.........    200,000         220,500      /(a,f)/
             Banco Mercantil del Norte S.A.
              6.14%            10/13/16.........     14,000          13,965        /(g)/
             Bank of America Corp.
              4.50%            04/01/15.........     80,000          80,858
              5.63%            07/01/20.........     50,000          50,397
              5.75%            12/01/17.........     25,000          25,927
              6.50%            08/01/16.........    260,000         281,378        /(f)/
             BE Aerospace Inc.
              8.50%            07/01/18.........    134,000         140,700        /(f)/
             BlackRock Inc.
              5.00%            12/10/19.........     88,000          93,533
             Boise Paper Holdings LLC
              8.00%            04/01/20.........     66,000          65,835        /(a)/
             Bombardier Inc.
              7.75%            03/15/20.........    124,000         128,650      /(a,f)/
             Boston Scientific Corp.
              4.50%            01/15/15.........     42,000          41,258
             CA Inc.
              5.38%            12/01/19.........    114,000         120,856        /(f)/

                                                   PRINCIPAL
                                                      AMOUNT        VALUE

               6.13%            12/01/14........ $    32,000 $     35,412
              Calpine Corp.
               7.25%            10/15/17........      25,000       24,000      /(a)/
              Cantor Fitzgerald LP
               7.88%            10/15/19........      64,000       66,221      /(a)/
              Cargill Inc.
               5.20%            01/22/13........     162,000      174,461    /(a,f)/
               6.00%            11/27/17........      63,000       72,191      /(a)/
              Case New Holland Inc.
               7.88%            12/01/17........      32,000       32,240      /(a)/
              CBS Corp.
               5.75%            04/15/20........     116,000      124,506
              CCO Holdings LLC
               7.88%            04/30/18........      32,000       32,160      /(a)/
               8.13%            04/30/20........      40,000       40,900      /(a)/
              Cellco Partnership
               5.55%            02/01/14........     106,000      118,841
               7.38%            11/15/13........      79,000       92,616
              Cenovus Energy Inc.
               6.75%            11/15/39........      63,000       72,331      /(a)/
              Central American Bank for Economic
               Integration
               5.38%            09/24/14........      70,000       74,111      /(a)/
              CFG Investment SAC
               9.25%            12/19/13........     100,000      103,000      /(f)/
              Chesapeake Energy Corp.
               7.25%            12/15/18........      17,000       17,553
              Cincinnati Bell Inc.
               8.25%            10/15/17........     122,000      114,070      /(f)/
               8.75%            03/15/18........      80,000       72,600
              Citigroup Inc.
               5.00%            09/15/14........      79,000       79,016
               5.13%            05/05/14........     102,000      104,026      /(f)/
               6.38%            08/12/14........     222,000      235,798      /(f)/
               8.50%            05/22/19........     352,000      419,628      /(f)/
              City National Capital Trust I
               9.63%            02/01/40........      64,000       67,350
              Clarendon Alumina Production Ltd.
               8.50%            11/16/21........     155,000      156,550    /(a,f)/
              Comcast Corp.
               6.40%            03/01/40........      68,000       73,190
               6.50%            01/15/15........      62,000       71,160
              Community Health Systems Inc.
               8.88%            07/15/15........     154,000      158,813      /(f)/
              Consolidated Edison Company of New
               York Inc.
               6.65%            04/01/19........      74,000       89,837
              Consolidated Edison Company of New
               York Inc. (Series 2008)
               5.85%            04/01/18........      45,000       51,445
              Corp Nacional del Cobre de Chile
               5.63%            09/21/35........      14,000       14,305      /(a)/
              Corp Pesquera Inca SAC
               9.00%            02/10/17........      10,000        9,775      /(a)/
              COX Communications Inc.
               6.25%            06/01/18........      83,000       92,550      /(a)/
               7.13%            10/01/12........      57,000       63,333      /(f)/
              Credit Suisse
               6.00%            02/15/18........      19,000       19,826

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                          PRINCIPAL
                                                             AMOUNT          VALUE

               Credit Suisse AG
                5.40%               01/14/20............ $  100,000    $    99,426      /(f)/
               Credit Suisse First Boston International
                for CJSC The EXIM of Ukraine
                7.65%               09/07/11............    100,000         98,500
               Crown Castle International Corp.
                7.13%               11/01/19............    130,000        127,075
               Crown Castle Towers LLC
                6.11%               01/15/40............     66,000         72,439      /(a)/
               CVS Caremark Corp.
                3.25%               05/18/15............     70,000         71,103
                5.75%               06/01/17............     38,000         42,274
                6.13%               09/15/39............     94,000        100,480
               DASA Finance Corp.
                8.75%               05/29/18............    122,000        132,065
               Denbury Resources Inc.
                8.25%               02/15/20............     66,000         68,970
               DirecTV Holdings LLC
                4.75%               10/01/14............     70,000         74,135
                5.20%               03/15/20............     80,000         83,377
                5.88%               10/01/19............     76,000         83,021
               DISH DBS Corp.
                7.13%               02/01/16............     26,000         26,065
               Drummond Company Inc.
                7.38%               02/15/16............     94,000         88,360
                9.00%               10/15/14............     67,000         67,335      /(a)/
               El Paso Corp.
                8.05%               10/15/30............     67,000         66,236
               EnCana Corp.
                6.50%               02/01/38............     67,000         74,463
               European Investment Bank
                4.88%               01/17/17............    100,000        111,534      /(f)/
               Exelon Corp.
                4.90%               06/15/15............    100,000        106,792
               Exelon Generation Company LLC
                5.20%               10/01/19............     47,000         49,998
                6.25%               10/01/39............     47,000         50,205
               Fibria Overseas Finance Ltd.
                7.50%               05/04/20............    119,000        120,785      /(a)/
               Ford Motor Credit Company LLC
                7.00%               04/15/15............    200,000        197,834
               Gaz Capital SA for Gazprom
                9.25%               04/23/19............    100,000        115,000
               Genworth Financial Inc.
                8.63%               12/15/16............     64,000         68,250      /(f)/
               GlaxoSmithKline Capital Inc.
                4.85%               05/15/13............     66,000         72,158      /(f)/
               Globo Comunicacao e Participacoes S.A.
                7.25%               04/26/22............    100,000        104,000    /(a,f)/
               Hana Bank
                4.50%               10/30/15............    100,000         99,784      /(a)/
               Hartford Financial Services Group Inc.
                5.50%               03/30/20............    136,000        132,000
               HCA Inc.
                9.25%               11/15/16............    254,000        269,240      /(f)/
               Health Management Associates Inc.
                6.13%               04/15/16............     87,000         82,433
               Host Hotels & Resorts LP (REIT)
                9.00%               05/15/17............     81,000         86,670


                                                 PRINCIPAL
                                                    AMOUNT           VALUE

         HSBC Finance Corp.
          5.00%         06/30/15............... $  234,000    $    244,155
          5.70%         06/01/11...............    135,000         139,525
          6.75%         05/15/11...............     95,000          98,894      /(f)/
         HSBC Holdings PLC
          6.50%         05/02/36...............    100,000         103,717      /(f)/
          6.80%         06/01/38...............    250,000         269,420      /(f)/
         Icahn Enterprises LP
          8.00%         01/15/18...............     86,000          83,420      /(a)/
         IIRSA Norte Finance Ltd.
          8.75%         05/30/24...............    157,413         173,942    /(a,f)/
         Illinois Power Co.
          9.75%         11/15/18...............     98,000         128,663
         Ingles Markets Inc.
          8.88%         05/15/17...............    140,000         142,450
         Intelsat Subsidiary Holding Company
          S.A.
          8.50%         01/15/13...............     64,000          64,480
          8.88%         01/15/15...............     69,000          70,121
         Intergas Finance BV
          6.38%         05/14/17...............    100,000         100,000      /(a)/
         Intergen N.V.
          9.00%         06/30/17...............    288,000         286,560      /(a)/
         International Paper Co.
          7.50%         08/15/21...............    162,000         189,685
         JP Morgan Chase Capital XXV (Series Y)
          6.80%         10/01/37...............     33,000          32,616
         JPMorgan Chase & Co.
          5.13%         09/15/14...............     40,000          42,685
         JPMorgan Chase Bank NA
          5.88%         06/13/16...............     19,000          20,786
         JPMorgan Chase Capital XXVII
          7.00%         11/01/39...............     95,000          96,609
         Kazakhstan Temir Zholy Finance BV
          6.50%         05/11/11...............    100,000         101,000
         Kraft Foods Inc.
          5.38%         02/10/20...............    112,000         120,014
         Kreditanstalt fuer Wiederaufbau
          3.50%         03/10/14...............    340,000         359,006
          4.13%         10/15/14...............    132,000         142,686
          4.50%         07/16/18...............    231,000         251,053
         L-3 Communications Corp.
          5.88%         01/15/15...............     82,000          80,975
         Levi Strauss & Co.
          7.63%         05/15/20...............    100,000          98,000      /(a)/
         Lincoln National Corp.
          6.25%         02/15/20...............     34,000          36,425
          8.75%         07/01/19...............     79,000          96,821
         Lloyds TSB Bank PLC
          5.80%         01/13/20...............    179,000         168,957      /(a)/
         Majapahit Holding BV
          7.25%         10/17/11...............    100,000         105,000      /(a)/
          7.75%         10/17/16 - 01/20/20....    200,000         219,250      /(a)/
         Merrill Lynch & Company Inc.
          6.05%         08/15/12...............    110,000         116,957
          6.88%         04/25/18...............    110,000         117,346
         Midamerican Energy Holdings Co.
          6.13%         04/01/36...............    115,000         126,612      /(f)/
         Morgan Stanley
          5.50%         01/26/20...............    100,000          96,740

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                   PRINCIPAL
                                                      AMOUNT           VALUE

                5.63%             09/23/19...... $   125,000    $    120,927
                6.00%             04/28/15......      67,000          70,020
                7.30%             05/13/19......     166,000         178,520
               Morgan Stanley (Series F)
                6.63%             04/01/18......     100,000         104,813
               Motiva Enterprises LLC
                6.85%             01/15/40......      66,000          75,429    /(a)/
               Mylan Inc.
                7.88%             07/15/20......      90,000          91,800    /(a)/
               NAK Naftogaz Ukraine
                9.50%             09/30/14......     100,000         103,795    /(l)/
               National Agricultural Cooperative
                Federation
                5.00%             09/30/14......      58,000          60,361    /(a)/
               Navistar International Corp.
                8.25%             11/01/21......      64,000          64,960
               NET Servicos de Comunicacao S.A.
                7.50%             01/27/20......     100,000         104,500    /(a)/
               New Communications Holdings Inc.
                8.25%             04/15/17......      92,000          92,345    /(a)/
               Newmont Mining Corp.
                6.25%             10/01/39......     142,000         154,967
               News America Inc.
                6.65%             11/15/37......      96,000         107,741
               Nexen Inc.
                6.20%             07/30/19......     113,000         126,873
                6.40%             05/15/37......     156,000         162,679
               Nisource Finance Corp.
                6.13%             03/01/22......      62,000          66,177
               Noble Group Ltd.
                6.75%             01/29/20......     100,000          97,000    /(a)/
               NRG Energy Inc.
                7.38%             02/01/16......     175,000         174,125
               Omnicare Inc.
                7.75%             06/01/20......      58,000          59,160
               Pacific Gas & Electric Co.
                5.80%             03/01/37......     105,000         114,119
               PacifiCorp
                6.25%             10/15/37......       2,000           2,348
               PAETEC Holding Corp.
                8.88%             06/30/17......      18,000          18,000    /(a)/
                8.88%             06/30/17......      28,000          28,000
               Pemex Finance Ltd.
                9.03%             02/15/11......       9,750           9,896    /(f)/
               Pemex Project Funding Master Trust
                6.63%             06/15/38......      20,000          20,405
               Petrobras International Finance Co.
                5.75%             01/20/20......      42,000          42,296
               Petroleos Mexicanos
                4.88%             03/15/15......     100,000         103,500    /(a)/
                6.00%             03/05/20......      30,000          31,500    /(a)/
                8.00%             05/03/19......      10,000          11,900
               Petroleum Company of Trinidad &
                Tobago Ltd.
                6.00%             05/08/22......     100,000          94,285
               Pioneer Natural Resources Co.
                7.50%             01/15/20......      58,000          59,775
               Plains All American Pipeline LP
                4.25%             09/01/12......      97,000         101,341

                                                PRINCIPAL
                                                   AMOUNT           VALUE

         Plains Exploration & Production Co.
          7.63%       06/01/18............... $    32,000    $     31,280
         Principal Financial Group Inc.
          8.88%       05/15/19...............      45,000          55,177
         Prudential Financial Inc.
          3.63%       09/17/12...............      31,000          31,929
          3.88%       01/14/15...............     100,000         100,711
          5.15%       01/15/13...............      73,000          77,258
          7.38%       06/15/19...............      66,000          76,425
         QVC Inc.
          7.50%       10/01/19...............      78,000          76,635    /(a)/
         RailAmerica Inc.
          9.25%       07/01/17...............      76,000          79,610
         Republic Services Inc.
          5.25%       11/15/21...............      64,000          67,338    /(a)/
          5.50%       09/15/19...............      44,000          47,613    /(a)/
         Reynolds Group Issuer Inc.
          7.75%       10/15/16...............     167,000         163,243    /(a)/
         Roche Holdings Inc.
          6.00%       03/01/19...............      76,000          88,532    /(a)/
         Rockies Express Pipeline LLC
          5.63%       04/15/20...............     192,000         182,615    /(a)/
         RR Donnelley & Sons Co.
          4.95%       04/01/14...............     100,000         101,906    /(f)/
          7.63%       06/15/20...............      68,000          67,416
         RSHB Capital SA for OJSC Russian
          Agricultural Bank
          6.30%       05/15/17...............     100,000          99,250    /(a)/
         Sabine Pass LNG LP
          7.25%       11/30/13...............     105,000          94,500
         SBA Telecommunications Inc.
          8.00%       08/15/16...............      28,000          28,980    /(a)/
          8.25%       08/15/19...............      42,000          44,205    /(a)/
         Security Benefit Life Insurance
          8.75%       05/15/16...............      47,000          41,008    /(a)/
         Simon Property Group LP (REIT)
          5.65%       02/01/20...............     100,000         105,906
         Solutia Inc.
          7.88%       03/15/20...............      66,000          65,835
         Southern Copper Corp.
          5.38%       04/16/20...............       6,000           6,014
          6.75%       04/16/40...............      15,000          14,827
          7.50%       07/27/35...............     100,000         107,930
         Spirit Aerosystems Inc.
          7.50%       10/01/17...............      37,000          36,260
         Talisman Energy Inc.
          7.75%       06/01/19...............      27,000          33,147
         Telecom Italia Capital S.A.
          6.00%       09/30/34...............      94,000          80,533
          7.18%       06/18/19...............      68,000          73,210
         Telefonica Emisiones SAU
          3.73%       04/27/15...............      76,000          75,778
          5.13%       04/27/20...............      84,000          84,193
         Tesoro Corp. (Series B)
          6.63%       11/01/15...............     164,000         153,750
         The AES Corp.
          8.00%       10/15/17 - 06/01/20....     121,000         121,935
         The Dow Chemical Co.
          5.90%       02/15/15...............      90,000          98,354

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT        VALUE

                8.55%          05/15/19...... $    98,000 $    119,963
               The Goldman Sachs Group Inc.
                5.38%          03/15/20......     480,000      474,296    /(f)/
               The Kroger Co.
                6.15%          01/15/20......      98,000      113,207
               The Potomac Edison Co.
                5.35%          11/15/14......      95,000      103,264    /(f)/
               The Travelers Companies Inc.
                5.80%          05/15/18......      78,000       85,553
               The Williams Companies Inc.
                7.88%          09/01/21......      71,000       81,373
               Time Warner Cable Inc.
                5.00%          02/01/20......      76,000       77,721
                6.75%          07/01/18......      58,000       66,577
                7.50%          04/01/14......      52,000       60,419
               Time Warner Inc.
                5.88%          11/15/16......      83,000       93,566
                6.20%          03/15/40......      68,000       71,724
               TNK-BP Finance S.A.
                7.25%          02/02/20......      15,000       14,982    /(a)/
               TransDigm Inc.
                7.75%          07/15/14......      38,000       38,000    /(a)/
               UPC Germany GmbH
                8.13%          12/01/17......     100,000       98,000    /(a)/
               USB Capital XIII Trust
                6.63%          12/15/39......      98,000      103,325
               Valero Energy Corp.
                6.13%          02/01/20......     132,000      135,643
               Vedanta Resources PLC
                9.50%          07/18/18......     100,000      106,250    /(a)/
               Verizon Communications Inc.
                6.35%          04/01/19......      30,000       34,714
                6.40%          02/15/38......      70,000       77,145
                6.90%          04/15/38......      76,000       88,822
                8.75%          11/01/18......      40,000       51,999
               Virgin Media Finance PLC
                8.38%          10/15/19......     100,000      101,250
               WEA Finance LLC
                6.75%          09/02/19......      64,000       71,133    /(a)/
                7.50%          06/02/14......     100,000      113,326    /(a)/
               Weatherford International Ltd.
                6.50%          08/01/36......      68,000       61,620
               Williams Partners LP
                5.25%          03/15/20......      56,000       57,264    /(a)/
                6.30%          04/15/40......      99,000       99,466    /(a)/
               Windstream Corp.
                7.88%          11/01/17......     176,000      171,820
               Woodside Finance Ltd.
                4.50%          11/10/14......     165,000      168,285    /(a)/
               Woori Bank
                4.50%          10/07/15......     100,000       99,325    /(a)/
               Wyeth
                5.50%          03/15/13......     108,000      119,456
               Wynn Las Vegas LLC
                7.88%          05/01/20......      90,000       90,450    /(a)/
               XL Capital Ltd.
                5.25%          09/15/14......     142,000      145,298

                                                    PRINCIPAL
                                                       AMOUNT           VALUE

             Xstrata Finance Canada Ltd.
              5.80%                11/15/16...... $    62,873    $     67,399        /(a)/
                                                                   22,225,270

             NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.7%

             Banc of America Commercial
              Mortgage Inc.
              5.93%                02/10/51......     150,000         156,590
             Banc of America Commercial
              Mortgage Inc. (Class A)
              5.49%                02/10/51......     131,250         132,804        /(f)/
             Banc of America Commercial
              Mortgage Inc. (Class A4)
              5.63%                07/10/46......     166,000         170,601        /(f)/
             Banc of America Commercial
              Mortgage Inc. (Class C)
              5.88%                04/10/49......     100,000          16,333    /(f,g,j)/
             Banc of America Funding Corp. (Class
              B1)
              5.45%                03/20/36......      68,727           2,862    /(f,g,j)/
             Banc of America Mortgage Securities
              Inc. (Class B1)
              5.13%                01/25/36......      49,043           4,728    /(f,g,j)/
             Banc of America Mortgage Securities
              Inc. (Class B2)
              5.13%                01/25/36......      24,522             319    /(f,g,j)/
             Bear Stearns Commercial Mortgage
              Securities (Class A2)
              5.63%                04/12/38......      25,000          25,240        /(g)/
             Bear Stearns Commercial Mortgage
              Securities (Class A4)
              5.47%                01/12/45......     100,000         103,469
              5.69%                06/11/50......     170,000         172,086      /(f,g)/
             Bear Stearns Commercial Mortgage
              Securities (Class AJ)
              5.62%                03/11/39......      50,000          43,228        /(g)/
              5.91%                06/11/40......      60,000          37,952        /(g)/
             Bear Stearns Commercial Mortgage
              Securities (Class AM)
              5.84%                09/11/42......      70,000          62,239
              5.92%                06/11/50......      80,000          69,094        /(g)/
             Bear Stearns Commercial Mortgage
              Securities (Series 2007) (Class D)
              6.18%                09/11/42......      20,000           6,962    /(f,g,j)/
             Citigroup Commercial Mortgage Trust
              (Class AJ)
              5.92%                03/15/49......      50,000          41,367        /(g)/
             Citigroup Commercial Mortgage Trust
              (Series 2006) (Class AJ)
              5.48%                10/15/49......      60,000          39,411
             Citigroup Commercial Mortgage Trust
              (Series 2006) (Class AM)
              5.65%                10/15/48......      70,000          61,173
             Commercial Mortgage Pass Through
              Certificates (Class A4)
              5.96%                06/10/46......     150,000         159,485      /(f,g)/

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT        VALUE

             Countrywide Commercial Mortgage
              Trust (Class A4)
              5.70%             09/12/49........ $  100,000 $     99,571
             Countrywide Commercial Mortgage
              Trust (Class AM)
              5.46%             07/12/46........    150,000      126,939        /(g)/
             Credit Suisse First Boston Mortgage
              Securities Corp. (Class CB1)
              5.34%             10/25/35........     72,217        4,624    /(f,g,j)/
             Credit Suisse Mortgage Capital
              Certificates (Class A3)
              5.47%             09/15/39........    217,000      213,262        /(f)/
             Credit Suisse Mortgage Capital
              Certificates (Class C)
              5.73%             02/15/39........    150,000       90,088
             Credit Suisse Mortgage Capital
              Certificates (Class CB1)
              5.65%             02/25/36........     37,919        2,801    /(f,g,j)/
             Federal National Mortgage Assoc.
              REMIC
              6.15%             09/25/37........    388,218       43,000      /(e,k)/
              6.20%             07/25/37........    197,776       24,499      /(e,k)/
              6.34%             10/25/35........    286,320       37,061      /(e,k)/
             Federal National Mortgage Assoc.
              REMIC (Series 2005) (Class SC)
              6.33%             10/25/35........    429,481       62,757      /(e,k)/
             Government National Mortgage Assoc.
              6.15%             04/20/40........    597,741       93,479      /(c,e)/
              6.15%             05/20/40........    628,728       91,078      /(e,k)/
             Greenwich Capital Commercial Funding
              Corp.
              6.09%             07/10/38........    350,000      365,849        /(g)/
             Greenwich Capital Commercial Funding
              Corp. (Class A2)
              5.60%             12/10/49........     50,000       52,052
             Greenwich Capital Commercial Funding
              Corp. (Class A4)
              5.74%             12/10/49........    323,000      317,698        /(f)/
             Greenwich Capital Commercial Funding
              Corp. (Class AM)
              6.09%             07/10/38........    158,000      135,978
             GS Mortgage Securities Corp. II (Class
              A4)
              5.55%             04/10/38........    230,000      236,650        /(g)/
             Indymac INDA Mortgage Loan Trust
              (Class B1)
              5.12%             01/25/36........     99,191        3,882    /(f,g,j)/
             Indymac INDA Mortgage Loan Trust
              (Class B2)
              5.12%             01/25/36........     73,162          563    /(f,g,j)/
             JP Morgan Chase Commercial
              Mortgage Securities Corp.
              5.41%             05/15/47........     55,000       29,400
              6.06%             04/15/45........     70,000       61,368
             JP Morgan Chase Commercial
              Mortgage Securities Corp. (Class A4)
              5.34%             08/12/37........    150,000      160,825        /(g)/
              5.44%             06/12/47........    160,000      159,795
              5.79%             02/12/51........    160,000      161,873        /(g)/

                                                    PRINCIPAL
                                                       AMOUNT           VALUE

             6.07%             02/12/51........... $  110,000    $    106,270
            JP Morgan Chase Commercial
             Mortgage Securities Corp. (Class AJ)
             5.50%             06/12/47...........     30,000          17,605       /(g)/
            JP Morgan Chase Commercial
             Mortgage Securities Corp. (Class
             AM)
             6.10%             02/12/51...........    120,000         102,267       /(g)/
            JP Morgan Chase Commercial
             Mortgage Securities Corp. (Class F)
             6.40%             02/12/51...........     40,000           9,545     /(g,j)/
            LB-UBS Commercial Mortgage Trust
             (Class A4)
             5.16%             02/15/31...........     70,000          72,817
             5.66%             03/15/39...........    250,000         258,463       /(g)/
            LB-UBS Commercial Mortgage Trust
             (Class AJ)
             6.32%             04/15/41...........     30,000          19,412       /(g)/
            LB-UBS Commercial Mortgage Trust
             (Class F)
             6.45%             07/15/40...........     70,000          10,499     /(g,j)/
            LB-UBS Commercial Mortgage Trust
             (Series 2001) (Class B)
             6.65%             07/14/16...........     34,000          34,849     /(f,j)/
            MASTR Alternative Loans Trust (Series
             2003) (Class 15X)
             5.00%             08/25/18...........     98,012          10,207 /(e,f,j,k)/
            Merrill Lynch Mortgage Trust (Series
             2006) (Class B)
             5.84%             05/12/39...........     70,000          36,577
            Morgan Stanley Capital I
             5.36%             11/12/41...........    175,000         147,992
             5.94%             10/15/42...........     76,000          44,873
            Morgan Stanley Capital I (Class A3)
             5.71%             07/12/44...........    100,000         106,043       /(f)/
            Morgan Stanley Capital I (Class A4)
             5.45%             02/12/44...........    173,000         171,923       /(g)/
             5.81%             12/12/49...........    210,000         217,457
            Morgan Stanley Capital I (Class AJ)
             5.39%             11/12/41...........    280,000         180,900     /(f,g)/
            Morgan Stanley Capital I (Class AM)
             5.98%             08/12/41...........     70,000          64,784       /(g)/
             6.46%             01/11/43...........     70,000          62,960
            Morgan Stanley Capital I (Class B)
             5.94%             10/15/42...........     50,000          32,128
            Morgan Stanley Capital I (Series 2006)
             (Class A2)
             5.28%             12/15/43...........    102,000         104,602       /(f)/
            OBP Depositor LLC Trust
             4.65%             07/15/45...........     50,000          50,000       /(a)/
            Puma Finance Ltd. (Class A)
             5.42%             10/11/34...........     50,316          48,549   /(c,f,g)/
            Residential Funding Mortgage
             Securities I (Class M1)
             5.75%             01/25/36...........     95,134           7,138     /(f,j)/
            Residential Funding Mortgage
             Securities I (Class M2)
             5.75%             01/25/36...........     46,138           1,125     /(f,j)/
            Wachovia Bank Commercial
             Mortgage Trust (Class A3)
             5.25%             12/15/43...........    120,000         119,956

See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                     PRINCIPAL
                                                        AMOUNT           VALUE

             Wachovia Bank Commercial Mortgage
              Trust (Class AJ)
              5.52%                01/15/45........ $   90,000    $     64,989        /(g)/
             Wachovia Bank Commercial Mortgage
              Trust (Class AM)
              5.47%                01/15/45........     70,000          60,325        /(g)/
             Wachovia Bank Commercial Mortgage
              Trust (Series 2006) (Class AJ)
              6.19%                06/15/45........     30,000          20,605        /(g)/
             WAMU Commercial Mortgage
              Securities Trust (Series 2005) (Class
              AJ)
              3.52%                05/25/36........     70,000          70,705      /(a,c)/
             Wells Fargo Mortgage Backed
              Securities Trust (Class B1)
              5.50%                01/25/36........    149,990          20,623      /(f,j)/
                                                                     6,157,223

             SOVEREIGN BONDS -- 2.2%

             Government of Belize
              6.00%                02/20/29........     27,100          20,054        /(h)/
             Government of Brazil
              8.00%                01/15/18........     67,556          78,364
              8.25%                01/20/34........     66,000          87,120
             Government of Costa Rica
              10.00%               08/01/20........     25,000          33,625        /(a)/
             Government of El Salvador
              7.65%                06/15/35........     20,000          21,200        /(a)/
             Government of Grenada
              2.50%                09/15/25........     13,000           5,980    /(a,f,h)/
             Government of Indonesia
              11.63%               03/04/19........    100,000         143,750        /(a)/
             Government of Lebanon
              6.38%                03/09/20........     42,000          42,001
             Government of Panama
              6.70%                01/26/36........     56,000          61,740
             Government of Peruvian
              6.55%                03/14/37........     84,000          92,820
             Government of Philippine
              6.50%                01/20/20........    100,000         109,800
             Government of Poland
              6.38%                07/15/19........      7,000           7,744
             Government of Turkey
              5.63%                03/30/21........    100,000          99,000
             Government of Uruguay
              6.88%                09/28/25........     20,114          22,427
             Government of Venezuela
              1.31%                04/20/11........     13,000          11,993        /(g)/
              5.38%                08/07/10........     99,000          98,258
              10.75%               09/19/13........     34,000          29,580
             Republic of Dominican
              9.50%                09/27/11........     37,546          39,236
             Russian Foreign Bond - Eurobond
              5.00%                04/29/20........    100,000          96,500        /(a)/
              7.50%                03/31/30........     81,690          92,090        /(h)/
             United Mexican States
              5.13%                01/15/20........     40,000          41,600
              6.05%                01/11/40........     50,000          52,750
                                                                     1,287,632

                                                       PRINCIPAL
                                                          AMOUNT            VALUE

              MUNICIPAL BONDS AND NOTES -- 0.5%

              American Municipal Power-Ohio Inc.
               6.05%                02/15/43......... $   50,000    $     49,619
              Municipal Electric Authority of Georgia
               6.64%                04/01/57.........    103,000          99,749
              New Jersey State Turnpike Authority
               7.41%                01/01/40.........    110,000         133,991
              New Jersey Transportation Trust Fund
               Authority
               6.88%                12/15/39.........     15,000          15,819
                                                                         299,178

              TOTAL BONDS AND NOTES
               (COST $53,937,157)....................                 54,751,794

                                                       NUMBER OF
                                                          SHARES           VALUE
              ------------------------------------------------------------------------------
              PREFERRED STOCK -- 0.2%
              ------------------------------------------------------------------------------
              Citigroup Capital XII
               (COST $85,625)........................      3,425          85,591      /(g)/

              ------------------------------------------------------------------------------
              OTHER INVESTMENTS -- 0.4%
              ------------------------------------------------------------------------------
              GEI Investment Fund
               (COST $294,984).......................                    256,636      /(i)/

              TOTAL INVESTMENT IN SECURITIES
               (COST $54,317,766)....................                 55,094,021

              ------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS -- 5.5%
              ------------------------------------------------------------------------------

              GE Money Market Fund
               Institutional Class 0.05%
               (COST $3,206,446)....................                   3,206,446    /(c,i)/

              TOTAL INVESTMENTS
               (COST $57,524,212)....................                 58,300,467

              LIABILITIES IN EXCESS OF OTHER
               ASSETS, NET -- (0.8)%.................                   (475,892)
                                                                    ------------

              NET ASSETS -- 100.0%...................               $ 57,824,575
                                                                    ============


See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

INCOME FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

------------------
OTHER INFORMATION
------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                       NUMBER    CURRENT     UNREALIZED
                         EXPIRATION      OF      NOTIONAL  APPRECIATION/
       DESCRIPTION          DATE      CONTRACTS   VALUE    (DEPRECIATION)
       ------------------------------------------------------------------
       2 Yr. U.S.
        Treasury
        Notes Futures  September 2010    30     $6,564,844    $ 9,496
       5 Yr. U.S.
        Treasury
        Notes Futures  September 2010    39      4,615,711     76,221

The Fund had the following short futures contracts open at June 30, 2010 (unaudited):

                                      NUMBER     CURRENT       UNREALIZED
                        EXPIRATION      OF       NOTIONAL    APPRECIATION/
     DESCRIPTION           DATE      CONTRACTS    VALUE      (DEPRECIATION)
     ----------------------------------------------------------------------
     Ultra Long U.S.
      Treasury
      Bond
      Futures         September 2010      3    $   (407,438)   $ (21,447)
     10 Yr. U.S.
      Treasury
      Notes
      Futures         September 2010    113     (13,847,797)    (256,154)
                                                               ---------
                                                               $(191,884)
                                                               =========


See Notes to Schedule of Investments on page 15 and Notes to Financial Statements on page 20.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to $6,660,837 or 11.52% of the net assets of the Fund. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(b)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(c)Coupon amount represents effective yield.

(d)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(e)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(f)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(g)Variable or floating rate security. The stated rate represents the rate at June 30, 2010 .

(h)Step coupon bond. Security becomes interest bearing at a future date.

(i)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

(j)Illiquid securities. At June 30, 2010, these securities amounted to $150,000 or 0.26% of net assets for the Fund. These securities have been determined to be illiquid using procedures established by the Board of Directors of the GE Investments Funds, Inc.

(k)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

(l)Securities in default

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


              REIT    Real Estate Investment Trust

              REMIC   Real Estate Mortgage Investment Conduit

              STRIPS  Separate Trading of Registered Interest and
                      Principal of Security

              TBA     To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

INCOME FUND

                                  -----------------------------------------------------------------------  ------------
                                                                 CLASS 1
                                  ----------------------------------------------------------------------   ------------
                                    6/30/10+     12/31/09     12/31/08   12/31/07 12/31/06   12/31/05       6/30/10+
                                  --------     --------     --------     -------- -------- --------        --------
INCEPTION DATE                                                                               1/3/95
Net asset value, beginning of
 period..........................  $10.62       $10.26       $11.50       $11.80    $11.84   $12.25         $10.62
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income
   (loss)........................    0.23         0.37         0.56         0.81      0.56     0.61           0.05
  Net realized and unrealized
   gains/(losses) on
   investments...................    0.19         0.45       (1.16)       (0.25)    (0.04)   (0.36)           0.35
------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS...........    0.42         0.82       (0.60)         0.56      0.52     0.25           0.40
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........      --         0.46         0.64         0.82      0.56     0.61             --
  Net realized gains.............      --           --           --           --        --     0.05             --
  Return of capital..............      --           --         0.00/(b)/    0.04        --     0.00/(b)/        --
------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............      --         0.46         0.64         0.86      0.56     0.66             --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period..........................  $11.04       $10.62       $10.26       $11.50    $11.80   $11.84         $11.02
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................   3.95%        7.88%      (5.21)%        4.83%     4.37%    2.04%          3.77%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period (in
   thousands).................... $57,814      $59,532      $68,731      $93,480  $126,732 $116,558            $10
  Ratios to average net
   assets:
    Net investment
     income*.....................   4.33%        4.01%        4.63%        5.07%     5.07%    4.49%          3.91%
    Net Expenses*................   0.80%/(c)/   0.84%/(c)/   0.63%/(c)/   0.61%     0.61%    0.60%          1.23%/(c)/
    Gross Expense*...............   0.82%        0.84%        0.65%        0.61%     0.61%    0.60%          1.25%
    Portfolio turnover rate......    175%         251%         385%         448%      270%     311%           175%

                                  --------------------------
                                     CLASS 4
                                  --------------------------
                                   12/31/09      12/31/08
                                  --------     --------
INCEPTION DATE                                  5/1/08
Net asset value, beginning of
 period..........................  $10.24       $11.56
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income
   (loss)........................    0.16         0.37**
  Net realized and unrealized
   gains/(losses) on
   investments...................    0.63       (1.08)
-----------------------------------------------------------
TOTAL INCOME FROM
 INVESTMENT OPERATIONS...........    0.79       (0.71)
-----------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.41         0.61
  Net realized gains.............      --           --
  Return of capital..............      --         0.00/(b)/
-----------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.41         0.61
-----------------------------------------------------------
Net asset value, end of
 period..........................  $10.62       $10.24
-----------------------------------------------------------
TOTAL RETURN/(A)/................   7.43%      (6.16)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period (in
   thousands)....................     $10           $9
  Ratios to average net
   assets:
    Net investment
     income*.....................   3.56%        4.33%
    Net Expenses*................   1.29%/(c)/   1.08%/(c)/
    Gross Expense*...............   1.29%        1.10%
    Portfolio turnover rate......    251%         385%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Less than $0.01 per share.
(c)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                   INCOME
and Liabilities JUNE 30, 2010 (UNAUDITED)                              FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $54,022,782)......... $ 54,837,385
  Investments in affiliated securities, at market (cost $294,984).      256,636
  Short-term affiliated investments (at amortized cost)...........    3,206,446
  Receivable for investments sold.................................    1,632,441
  Income receivables..............................................      617,489
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   60,550,397
--------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased...............................    2,641,548
  Payable for fund shares redeemed................................       69,212
  Payable to GEAM.................................................       22,659
  Accrued other expenses..........................................      (16,357)
  Variation margin payable........................................        8,760
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................    2,725,822
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 57,824,575
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................   67,911,109
  Undistributed (distribution in excess of) net investment income.    1,270,279
  Accumulated net realized gain (loss)............................  (11,941,184)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................      776,255
    Futures.......................................................     (191,884)
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 57,824,575
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $ 57,814,086
Shares outstanding ($0.01 par value; unlimited shares authorized).    5,234,483
Net asset value per share.........................................       $11.04

CLASS 4:

NET ASSETS........................................................ $     10,489
Shares outstanding ($0.01 par value; unlimited shares authorized).          952
Net asset value per share.........................................       $11.02

See Notes to Financial Statements.

Statement of Operations                                                    INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                          FUND
------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................ $    2,082
    Interest............................................................  1,499,294
    Interest from affiliated investments................................        288
------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................  1,501,664
------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................    146,865
    Distributors Fees (Note 6)
      Class 4...........................................................         23
    Transfer agent......................................................      8,949
    Director's fees.....................................................      1,087
    Custody and accounting expenses.....................................     63,712
    Professional fees...................................................     11,007
    Registration expenses...............................................      1,373
    Other expenses......................................................      7,738
------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................    240,754
------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser............................     (6,780)
------------------------------------------------------------------------------------
    Net expenses........................................................    233,974
------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................  1,267,690
------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................  1,019,336
      Futures...........................................................   (638,043)
      Foreign currency transactions.....................................     (3,662)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................    924,754
      Futures...........................................................   (264,225)
------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............  1,038,160
------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $2,305,850
------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                           INCOME
Changes in Net Assets                                                                                    FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                            SIX MONTHS ENDED  YEAR ENDED
                                                                                             JUNE 30, 2010   DECEMBER 31,
                                                                                              (UNAUDITED)        2009
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss)..........................................................   $ 1,267,690    $  2,476,231
    Net realized gain (loss) on investments, futures and foreign currency transactions.....       377,631      (5,280,365)
    Net increase (decrease) in unrealized appreciation/(depreciation) on investments and
      futures..............................................................................       660,529       7,431,427
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations................................................     2,305,850       4,627,293
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1..............................................................................            --      (2,472,834)
      Class 4..............................................................................            --            (379)
--------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS......................................................................            --      (2,473,213)
--------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions......................     2,305,850       2,154,080
--------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1..............................................................................       607,041       1,389,310
      Class 4..............................................................................           100              --
    Value of distributions reinvested
      Class 1..............................................................................            --       2,472,834
      Class 4..............................................................................            --             379
    Cost of shares redeemed
      Class 1..............................................................................    (4,630,910)    (15,214,264)
      Class 4..............................................................................          (100)             --
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions........................................    (4,023,869)    (11,351,741)
--------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................    (1,718,019)     (9,197,661)

NET ASSETS
  Beginning of period......................................................................    59,542,594      68,740,255
--------------------------------------------------------------------------------------------------------------------------
  End of period............................................................................   $57,824,575    $ 59,542,594
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.............   $ 1,270,279    $      2,589
--------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold................................................................................        55,970         130,515
Issued for distributions reinvested........................................................            --         232,626
Shares redeemed............................................................................      (425,737)     (1,460,217)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....................................................      (369,767)     (1,097,076)
--------------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold................................................................................             9              --
Issued for distributions reinvested........................................................            --              36
Shares redeemed............................................................................            (9)             --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.....................................................            --              36
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund (the "Fund"), Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily are publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level 2.

The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In those circumstances the Fund classified the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument , or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                            Net Tax
            Cost of      Gross Tax    Gross Tax          Appreciation/
        Investments for  Unrealized   Unrealized       (Depreciation) on
         Tax Purposes   Appreciation Depreciation         Investments
        ----------------------------------------------------------------
          $57,668,685    $2,714,351       $(2,082,568)     $631,782

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                               Amount    Expires
                             ---------------------
                             $1,055,894 12/31/2013
                              1,322,182 12/31/2014
                              1,315,125 12/31/2015
                               972,866  12/31/2016
                              7,442,089 12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                                Capital Currency
                                ----------------
                                  $--     $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                     Ordinary    Long-Term   Return of
                      Income   Capital Gains  Capital    Total
              ---------------------------------------------------
              2009  $2,473,213      $--       $    --  $2,473,213
              2008   4,014,342       --        49,303   4,063,645

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                                                        Level 1     Level 2   Level 3     Total
-------------------------------------------------------------------------------------------------------------------
Investments in Securities
  Bonds and Notes -- U.S. Treasuries                                  $       --  $ 8,108,046 $     -- $ 8,108,046
  Bonds and Notes -- Federal Agencies                                         --       83,295       --      83,295
  Bonds and Notes -- Agency Mortgage Backed                                   --   13,152,786       --  13,152,786
  Bonds and Notes -- Agency Collateralized Mortgage Obligations               --    1,291,830  330,525   1,622,355
  Bonds and Notes -- Asset Backed                                             --    1,804,944   11,065   1,816,009
  Bonds and Notes -- Corporate Notes                                          --   22,225,270       --  22,225,270
  Bonds and Notes -- Non-Agency Collateralized Mortgage Obligations           --    6,107,792   49,431   6,157,223
  Bonds and Notes -- Sovereign Bonds                                          --    1,287,632       --   1,287,632
  Bonds and Notes -- Municipal Bonds and Notes                                --      299,178       --     299,178
  Preferred Stock                                                         85,591           --       --      85,591
  Other Investments                                                           --      256,636       --     256,636
  Short-Term Investments                                               3,206,446           --       --   3,206,446
-------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                                       $3,292,037  $54,617,409 $391,021 $58,300,467
-------------------------------------------------------------------------------------------------------------------
Other Financial Instruments
  Futures Contracts -- Unrealized Appreciation                        $   85,717  $        -- $     -- $    85,717
  Futures Contracts -- Unrealized Depreciation                          (277,601)          --       --    (277,601)
-------------------------------------------------------------------------------------------------------------------
Total Other Financial Instruments                                     $ (191,884) $        -- $     -- $  (191,884)
-------------------------------------------------------------------------------------------------------------------

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended June 30, 2010:

                                                                             Bonds and
                                   Bonds and       Bonds and     Bonds and   Notes --   Bonds and Notes --
                                Notes -- Agency Notes -- Agency   Notes --   Corporate      Non-Agency
                                Mortgage Backed Collateralized  Asset Backed   Notes      Collateralized      Total
----------------------------------------------------------------------------------------------------------------------
Balance at 12/31/09                $ 466,009       $ 956,816      $11,581    $ 137,977      $  73,481      $1,645,864
  Accrued discounts/
   premiums                               --          76,486           --           --             --          76,486
  Realized gain (loss)                    --         (45,780)          28           --       (137,851)       (183,603)
  Change in unrealized
   gain (loss)                            --         (96,631)         718           --        179,486          83,573
  Net purchases (sales)                   --        (707,067)      (1,262)          --        (59,881)       (768,210)
  Net transfers in and out
   of Level 3                       (466,009)        146,701           --     (137,977)        (5,804)       (463,089)
----------------------------------------------------------------------------------------------------------------------
Balance at 06/30/10                $      --       $ 330,525      $11,065    $      --      $  49,431      $  391,021
----------------------------------------------------------------------------------------------------------------------
Change in unrealized gain
 (loss) relating to securities
 still held at 06/30/10            $      --       $ (52,743)     $   718    $      --      $  25,699      $  (26,326)

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                            Asset Derivatives June 30, 2010        Liability Derivatives June 30, 2010
                         --------------------------------------  ---------------------------------------
Derivatives not                Location in the                           Location in
accounted for as                  Statements                           the Statements
hedging instruments               of Assets              Fair             of Assets             Fair
under ASC 815                  and Liabilities         Value ($)       and Liabilities        Value ($)
------------------------ ----------------------------- --------- ---------------------------- ----------
Interest Rate Contracts  Receivables, Net Assets --              Liabilities, Net Assets --
                         Net unrealized appreciation/            Net unrealized appreciation/
                         (depreciation) on Futures      85,717*  (depreciation) on Futures    (277,601)*
--------------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND WITHIN THE COMPONENTS OF NET ASSETS SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES OF THE STATEMENTS OF ASSETS AND LIABILITIES.

Refer to the Schedule of Investments.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options        Realized Gain or
for as hedging instruments         Statements of               Contracts        (Loss) on Derivatives
under ASC 815                        Operations           Purchased/(Sold) ($) Recognized in Income ($)
--------------------------------------------------------------------------------------------------------
Interest Rate Contracts     Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/        83,258,001/
                            (depreciation) on futures         (84,020,966)            (638,043)
--------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Interest Rate Contracts


                                     (264,225)
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                            U.S. Government Securities
                            --------------------------
                             Purchases       Sales
                            --------------------------
                            $60,122,741   $56,643,260

                               Other Securities
                            -----------------------
                             Purchases     Sales
                            -----------------------
                            $34,951,965 $39,034,563

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT -- INVESTMENT STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

GE Investments Funds, Inc.

Core Value Equity Fund                             Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Core Value Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE



       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Core Value Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove


Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Core Value Equity Fund
Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Core Value Equity Fund                             Contents
------------------------------------------------------------


NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  9

FINANCIAL STATEMENTS

   Financial Highlights..................................... 10

   Statement of Assets and Liabilities...................... 11

   Statement of Operations.................................. 12

   Statements of Changes in Net Assets...................... 13

   Notes to Financial Statements............................ 14

ADDITIONAL INFORMATION...................................... 22

INVESTMENT TEAM............................................. 25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Core Value Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of Investing in the instruments that comprise the Index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Core Value Equity Fund

--------------------------------------------------------------------------------


[PHOTO] Stephen V. Gelhaus


STEPHEN V. GELHAUS

[PHOTO] Paul C. Reinhardt


PAUL C. REINHARDT

THE CORE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS.

PAUL REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED AS THE LEAD PORTFOLIO MANAGER OF THE CORE VALUE EQUITY FUND SINCE APRIL 2002. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE CORE VALUE EQUITY FUND SINCE JANUARY 2002. MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001 AND BECAME AN ASSOCIATE PORTFOLIO MANAGER FOR THE CORE VALUE EQUITY FUND IN AUGUST 1999.

Q. HOW DID THE CORE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Core Value Equity Fund returned -8.71% for Class 1 shares and -8.83% for Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned -6.65%, and the Fund's Morningstar peer group of 465 US Insurance Large Blend funds returned an average of -7.01% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. The six-months ended June 30, 2010 presented U.S. equity investors with an extremely challenging market environment, as the investment climate changed strikingly in the middle of the period. In the first three months, the U.S. and global economies continued their gradual recovery, which was, for the most part, reflected by further gains in U.S. stock prices. In this environment, the S&P 500 advanced over 5%. However, beginning in April concerns grew that Europe's debt crisis would halt the recovery, and the markets witnessed a rise in risk aversion. Stocks tumbled after reaching a peak in mid April, and defensively positioned sectors performed best. From April through June the S&P 500 declined over 11%.

   In the six-month period, telecommunication and utilities stocks went from being the worst performers, to the best performing sectors in the S&P 500. Similarly, the performance of financials stocks flip-flopped as the mood turned from euphoria to fear: financials made double-digit gains (+11%) in the first three months of the period, and double digit losses (-13%) from April 1 through June 30. Concerns surrounding financial sector reform and the Goldman Sachs civil fraud suit also pressured the sector. All the while, U.S. central bank reassurances that interest rates would remain low and improving corporate earnings worked to pare U.S. equity losses in the second half of the period.

   In the end, every single S&P 500 sector declined during the half-year period, with the worst returns among the materials (-12%), energy (-12%) and technology (-11%) sectors. Materials and energy were affected by growth concerns, a strengthening dollar which weighed on commodities and the catastrophic BP oil well explosion in the Gulf of Mexico. The industrials (-1%), consumer discretionary (-2%) and consumer staples (-3%) sectors held up the best in the schizophrenic market environment. In general, small cap companies outperformed large caps, with S&P 500 stocks below $3 billion in market cap returning -0.6% versus returns of -8% for stocks over $10 billion in market cap.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund struggled to keep pace in an investing environment favoring smaller-cap, low quality companies during the first half of this year. The key contributions came from strong stock selection among materials and utilities stocks, although our financials, technology, consumer discretionary and health care stock selections weighed most on returns. In a down-market, the Fund's overweighting in the defensive consumer staples sector bolstered returns. Our staples holdings also outperformed the S&P 500 staples, led by strength in seasonings manufacturer McCormick (+6%), Clorox (+4%) and PepsiCo (+2%). Positive performances among our utilities holdings also contributed to the Fund's returns during the period -- Dominion was the standout performer, advancing 2%. Several Fund holdings put forth strong gains in a volatile environment, but lagging selections in their respective sectors mitigated their contributions to relative returns. Some examples included Time Warner (+1%), Prudential Financial (+8%), Barrick Gold (+16% amid rising gold prices) and Union Pacific Corp. (+10%).

   In terms of negative drivers, underweighting consumer discretionary hurt performance, as it was one of the leading S&P 500 sectors during the period. Specifically, the Fund did not participate in a 7% run-up in leisure stocks, as hotels and restaurant stocks locked in strong gains in the first three months of the period. Volatility in the financial sector had a significant negative impact on the Fund. European sovereign debt concerns and uncertainties about the terms of U.S. financial re-regulation created a challenging investment environment. In addition, our capital markets holdings, such as State Street (-22%), were pressured by their equity market sensitivity. Underweighting banks that rallied (e.g., Citigroup +14%) pressured Fund returns, and while the managers have avoided the REIT's because of valuation concerns, this defensive group outperformed and also detracted from performance.

   Within technology, not owning Apple (+7%) -- one of the quarter's top-performing stocks -- hurt the most. Given our relative-value discipline, Apple was not held in the portfolio but made up a significant weight in the index. Microsoft (-23%) and Western Union (-20%) were also underperformers, in a period where investors began to debate the emergence of a double-dip recession. We continued to believe these large blue chip technology companies have the ability to generate good free cash flow that can be used to the benefit of patient shareholders. While gold rallied in a fearful investment environment, other commodities didn't fare as well pressuring companies like Potash Corp. (-20%) and Freeport McMoran (-26% on weak copper prices). Other holdings which dragged on returns included Omnicom (-11%) and Baxter International (-27% and eliminated).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund continued to emphasize financially strong companies that the investment team believes can gain market share in a slow-growth economic environment. The biggest changes in positioning included initiating an overweight in consumer staples, and going underweight in financials. Consumer discretionary and information technology continued to be underweighted sectors in the portfolio.

   As smaller cap, more cyclical stocks outperformed, the valuation of large-cap, multinational consumer staples companies became even more compelling. In this environment we increased our holdings in Archer Daniels Midland, Clorox, Kraft, and Oracle. We also built our overweight in energy, taking advantage of valuations in the sector, and anticipating long-term supply-demand imbalances. We initiated positions in Suncor, Hess and Weatherford International, while adding to our ExxonMobil position. At the end of the period, staples and energy represented the Fund's largest overweights.

   We funded these purchases with proceeds from our financials sales, including eliminations of MetLife post the announcement of the firm's purchase of AIG's life insurance business. We also sold Baxter International, Boston Scientific, CVS Caremark and Alliant Techsystems due to fundamental concerns. In addition, we eliminated Nike and trimmed Cardinal Health and Rockwell Collins on price strength.

Core Value Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, distribution and service fees (for shareholders of Class 4), administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

JANUARY 1, 2010 - JUNE 30, 2010

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                   912.94                 5.22
    Class 4                    1,000.00                   911.69                 7.25
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,019.15                 5.51
    Class 4                    1,000.00                 1,017.06                 7.65
----------------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.10% FOR CLASS
  1 SHARES AND 1.53% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD.
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: -8.71% FOR CLASS 1 SHARES, AND -8.83% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Core Value Equity Fund                             (unaudited)
---------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------
                                    [CHART]

                     Core Value
Date                Equity Fund            S&P 500 Index
-----------       ---------------         -------------
Jun 1, 2000           $10,000.00            $10,000.00
Dec 1, 2000            10,008.61              9,123.06
Dec 1, 2001             9,132.55              8,036.32
Dec 1, 2002             7,528.31              6,260.14
Dec 1, 2003             9,338.99              8,058.57
Dec 1, 2004            10,232.81              8,935.45
Dec 1, 2005            10,648.22              9,374.94
Dec 1, 2006            12,549.01             10,855.47
Dec 1, 2007            13,816.28             11,452.03
Dec 1, 2008             9,265.55              7,215.03
Dec 1, 2009            11,619.26              9,124.45
Jun 1, 2010            10,607.63              8,517.29
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                            SIX    ONE    FIVE   TEN     ENDING VALUE OF A
                          MONTHS+  YEAR   YEAR   YEAR  $10,000 INVESTMENT (A)
  ---------------------------------------------------------------------------
  Core Value Equity Fund  -8.71%   9.58%  0.76%  0.59%         10,608
  ---------------------------------------------------------------------------
  S&P 500 Index           -6.65%  14.43% -0.79% -1.59%          8,517
  ---------------------------------------------------------------------------
  Morningstar peer group
   average*               -7.01%  13.44% -0.98% -1.60%
  ---------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------
                                     [CHART]

Date               Core Value Equity Fund        S&P 500 Index
-----------        ----------------------        --------------
May 1, 2008              10,000.00                10,000.00
Jun 1, 2008               9,419.55                 9,275.57
Sep 1, 2008               8,818.74                 8,499.21
Dec 1, 2008               6,923.44                 6,634.20
Mar 1, 2009               6,176.69                 5,903.65
Jun 1, 2009               7,211.48                 6,844.05
Sep 1, 2009               8,235.59                 7,912.13
Dec 1, 2009               8,636.37                 8,389.91
Mar 1, 2010               8,990.85                 8,841.83
Jun 1, 2010               7,873.71                 7,831.63
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Core Value Equity Fund           -8.83%   9.18%  -10.44%          7,874
--------------------------------------------------------------------------------
S&P 500 Index                    -6.65%  14.43%  -10.68%          7,832
--------------------------------------------------------------------------------
Morningstar peer group average*  -7.01%  13.44%
--------------------------------------------------------------------------------

  INVESTMENT PROFILE                                                [GRAPHIC]

  A mutual fund designed for investors
  who seek long-term growth of capital
  and future income by investing at
  least 80% of its net assets under
  normal circumstances in common and
  preferred stocks and other types of
  equity securities. The Fund invests
  primarily in U.S. companies that the
  portfolio manager believes are
  undervalued by the market but have
  solid growth prospects.
PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $17,932 (in thousands)

                                     [CHART]

Information Technology       16.2%
Financials                   15.4%
Consumer Staples             14.3%
Energy                       12.7%
Healthcare                   12.3%
Industrials                   8.3%
Consumer Discretionary        8.0%
Utilities                     4.9%
Materials                     3.8%
Telecommunication Services    2.8%
Short-Term                    1.3%
Other Investments             0.1%
TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

                  --------------------------------------------
                  International Business Machines Corp.  3.29%
                  --------------------------------------------
                  The Procter & Gamble Co.               3.18%
                  --------------------------------------------
                  Exxon Mobil Corp.                      2.97%
                  --------------------------------------------
                  PepsiCo Inc.                           2.67%
                  --------------------------------------------
                  Time Warner Inc.                       2.52%
                  --------------------------------------------
                  Johnson & Johnson                      2.44%
                  --------------------------------------------
                  Microsoft Corp.                        2.37%
                  --------------------------------------------
                  Omnicom Group Inc.                     2.06%
                  --------------------------------------------
                  Chevron Corp.                          2.06%
                  --------------------------------------------
                  Bank of America Corp.                  2.06%
                  --------------------------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE U.S. INSURANCE LARGE BLEND PEER GROUP CONSISTING OF 465, 461, 394 AND 298 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30/TH/, 2010 ARE NOT ANNUALIZED. ++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

CORE VALUE EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                            CORE VALUE EQUITY FUND


                                                 NUMBER
                                              OF SHARES       VALUE
      COMMON STOCK -- 97.2% +
      --------------------------------------------------------------------

      AEROSPACE & DEFENSE -- 2.6%

      Honeywell International Inc............  6,745    $   263,257
      ITT Corp...............................  2,669        119,891
      Rockwell Collins Inc...................  1,540         81,820
                                                            464,968

      BEVERAGES -- 3.2%

      Molson Coors Brewing Co................  2,053         86,965
      PepsiCo Inc............................  7,848        478,336
                                                            565,301

      BIOTECHNOLOGY -- 1.9%

      Amgen Inc..............................  5,029        264,525 /(a)/
      Gilead Sciences Inc....................  2,269         77,781   (a)
                                                            342,306

      CAPITAL MARKETS -- 4.4%

      Ameriprise Financial Inc...............  5,748        207,675
      Invesco Ltd............................  3,592         60,453
      Morgan Stanley.........................  4,516        104,816
      State Street Corp......................  4,824        163,148   (b)
      The Bank of New York Mellon Corp....... 10,059        248,357
                                                            784,449

      CHEMICALS -- 0.9%

      Potash Corp of Saskatchewan Inc........  1,899        163,770

      COMMERCIAL BANKS -- 1.6%

      Regions Financial Corp.................  9,238         60,786
      US Bancorp.............................  5,646        126,188
      Wells Fargo & Co.......................  3,987        102,067
                                                            289,041

      COMMUNICATIONS EQUIPMENT -- 0.8%

      Cisco Systems Inc......................  6,775        144,375 /(a)/

      COMPUTERS & PERIPHERALS -- 2.0%

      Hewlett-Packard Co.....................  8,366        362,081

      DIVERSIFIED FINANCIAL SERVICES -- 4.0%

      Bank of America Corp................... 25,661        368,749
      JPMorgan Chase & Co....................  9,506        348,015
                                                            716,764

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%

      AT&T Inc............................... 10,521        254,503
      Verizon Communications Inc.............  4,619        129,424
                                                            383,927

                                                NUMBER
                                             OF SHARES       VALUE

        ELECTRIC UTILITIES -- 3.0%

        Edison International................  6,159    $   195,364
        Entergy Corp........................  2,208        158,137
        NextEra Energy Inc..................  1,472         71,775
        Northeast Utilities.................  4,567        116,367
                                                           541,643

        ELECTRICAL EQUIPMENT -- 0.5%

        ABB Ltd. ADR........................  4,903         84,724

        ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

        Corning Inc.........................  6,673        107,769

        ENERGY EQUIPMENT & SERVICES -- 1.6%

        Halliburton Co......................  2,567         63,020
        National Oilwell Varco Inc..........  1,437         47,522
        Schlumberger Ltd....................  2,617        144,825
        Weatherford International Ltd.......  2,052         26,963 (a)
                                                           282,330

        FOOD & STAPLES RETAILING -- 0.5%

        Safeway Inc.........................  4,106         80,724

        FOOD PRODUCTS -- 4.2%

        Archer-Daniels-Midland Co...........  7,186        185,543
        Kraft Foods Inc..................... 10,853        303,884
        McCormick & Company Inc.............  4,292        162,924
        Nestle S.A. ADR.....................  2,053         99,037
                                                           751,388

        HEALTHCARE EQUIPMENT & SUPPLIES -- 2.0%

        Becton Dickinson and Co.............  2,463        166,548
        Covidien PLC........................  4,723        189,770
                                                           356,318

        HEALTHCARE PROVIDERS & SERVICES -- 2.1%

        Cardinal Health Inc.................  4,414        148,355
        McKesson Corp.......................  1,232         82,741
        Omnicare Inc........................  6,159        145,968
                                                           377,064

        HOUSEHOLD PRODUCTS -- 4.8%

        Clorox Co...........................  4,670        290,287
        The Procter & Gamble Co.............  9,495        569,510
        .                                                  859,797

        INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.3%

        Calpine Corp........................  4,619         58,754 (a)

        INDUSTRIAL CONGLOMERATES -- 0.4%

        Siemens AG ADR......................    803         71,893

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

CORE VALUE EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                  NUMBER
                                               OF SHARES       VALUE

       INSURANCE -- 5.0%

       ACE Ltd................................  5,132    $   264,195
       AON Corp...............................  2,874        106,683
       PartnerRe Ltd..........................  1,369         96,022
       Principal Financial Group Inc.......... 6,,775        158,806
       Prudential Financial Inc...............  5,132        275,383
                                                             901,089

       IT SERVICES -- 4.6%

       International Business Machines Corp...  4,773        589,370
       The Western Union Co................... 15,397        229,569
                                                             818,939

       LIFE SCIENCES TOOLS & SERVICES -- 1.1%

       Life Technologies Corp.................  1,745         82,451 (a)
       Thermo Fisher Scientific Inc...........  2,207        108,253 (a)
                                                             190,704

       MACHINERY -- 2.1%

       Deere & Co.............................  4,003        222,887
       Eaton Corp.............................  2,453        160,524
                                                             383,411

       MEDIA -- 6.3%

       News Corp..............................  5,640         67,454
       Omnicom Group Inc...................... 10,778        369,685
       The Walt Disney Co.....................  7,698        242,487
       Time Warner Inc........................ 15,632        451,921
                                                           1,131,547

       METALS & MINING -- 2.5%

       Allegheny Technologies Inc.............  4,362        192,757
       Barrick Gold Corp......................  3,079        139,817
       Freeport-McMoRan Copper & Gold Inc.....  1,950        115,304
                                                             447,878

       MULTILINE RETAIL -- 0.3%

       Target Corp............................  1,129         55,513

       MULTI-UTILITIES -- 1.6%

       Dominion Resources Inc.................  7,185        278,347

       OIL, GAS & CONSUMABLE FUELS -- 11.1%

       Apache Corp............................  2,463        207,360
       Chesapeake Energy Corp.................  2,310         48,395
       Chevron Corp...........................  5,440        369,158
       Devon Energy Corp......................  3,233        196,954
       El Paso Corp...........................  9,197        102,179
       Exxon Mobil Corp.......................  9,320        531,892
       Marathon Oil Corp......................  9,238        287,209
       Occidental Petroleum Corp..............  2,023        156,074
       Suncor Energy Inc......................  3,080         90,675
                                                           1,989,896

                                               NUMBER
                                            OF SHARES       VALUE

        PAPER & FOREST PRODUCTS -- 0.4%

        Weyerhaeuser Co....................   1,796   $    63,219

        PERSONAL PRODUCTS -- 0.2%

        Avon Products Inc..................   1,227        32,516

        PHARMACEUTICALS -- 5.3%

        Abbott Laboratories................   1,283        60,019
        Bristol-Myers Squibb Co............  10,624       264,963
        Johnson & Johnson..................   7,419       438,166
        Pfizer Inc.........................  12,831       182,970
                                                          946,118

        ROAD & RAIL -- 1.3%

        Union Pacific Corp.................   3,285       228,340

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.5%

        Intel Corp.........................  15,327       298,110
        KLA-Tencor Corp....................   3,336        93,008
        Microchip Technology Inc...........   2,823        78,310
        NVIDIA Corp........................   2,053        20,961   (a)
        Taiwan Semiconductor Manufacturing
         Company Ltd. ADR..................  11,804       115,207
        Texas Instruments Inc..............   8,468       197,135
                                                          802,731

        SOFTWARE -- 3.7%

        Microsoft Corp.....................  18,476       425,133
        Oracle Corp........................  11,343       243,421
                                                          668,554

        SPECIALTY RETAIL -- 1.4%

        Bed Bath & Beyond Inc..............   2,698       100,042 /(a)/
        Lowe's Companies Inc...............   7,390       150,904
                                                          250,946

        TOBACCO -- 1.6%

        Altria Group Inc...................   1,540        30,862
        Philip Morris International Inc....   5,389       247,032
                                                          277,894

        WIRELESS TELECOMMUNICATION SERVICES -- 0.7%

        American Tower Corp................   2,823       125,624 /(a)/

        TOTAL COMMON STOCK
         (COST $17,287,313)................            17,382,652

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

CORE VALUE EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES        VALUE
    -----------------------------------------------------------------------
    EXCHANGE TRADED FUNDS -- 1.8%
    -----------------------------------------------------------------------

    Financial Select Sector SPDR Fund...... 4,613     $    63,706    /(d)/
    Industrial Select Sector SPDR Fund..... 9,194         252,375    /(d)/

    TOTAL EXCHANGE TRADED FUNDS
     (COST $420,914).......................               316,081

    -----------------------------------------------------------------------
    OTHER INVESTMENTS -- 0.0%*
    -----------------------------------------------------------------------
    GEI Investment Fund
     (COST $10,160)........................                 8,839    /(c)/

    TOTAL INVESTMENTS IN SECURITIES
     (COST $17,718,387)....................            17,707,572

    -----------------------------------------------------------------------
    SHORT-TERM INVESTMENTS -- 1.3%
    -----------------------------------------------------------------------
    GE Money Market Fund Institutional
     Class 0.05%
     (COST $224,638).......................               224,638  /(c,e)/

    TOTAL INVESTMENTS
     (COST $17,943,025)....................            17,932,210

    LIABILITIES IN EXCESS OF OTHER ASSETS,
     NET -- (0.3)%.........................               (61,996)
                                                      -----------

    NET ASSETS -- 100.0%...................           $17,870,214
                                                      ===========

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(c)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

(d)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(e)Coupon amount represents effective yield.

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


                  ADR   American Depository Receipt

                  SPDR  Standard & Poors Depository Receipts

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

CORE VALUE EQUITY FUND

                               --------------------------------------------------------------------  -------------------------
                                                             CLASS 1                                                 CLASS 4
                               --------------------------------------------------------------------  -------------------------
                                6/30/2010+     12/31/09     12/31/08    12/31/07 12/31/06 12/31/05     6/30/10+    12/31/09
                               --------------------------------------------------------------------  --------------------------
INCEPTION DATE                                                                            4/28/00
Net asset value, beginning of
 period.......................    $8.04        $6.48        $10.16       $10.70   $10.01   $ 9.77      $8.04        $6.49
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income.......     0.04         0.08          0.11         0.12     0.17     0.11     (0.02)         0.01
  Net realized and
   unrealized
   gains/(losses) on
   investments................   (0.74)         1.57        (3.46)         0.97     1.62     0.29     (0.69)         1.60
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS........   (0.70)         1.65        (3.35)         1.09     1.79     0.40     (0.71)         1.61
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......       --         0.09          0.12         0.12     0.17     0.12         --         0.06
  Net realized gains..........       --         0.00          0.21         1.51     0.93     0.04         --         0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS...........       --         0.09          0.33         1.63     1.10     0.16         --         0.06
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period.......................    $7.34        $8.04         $6.48       $10.16   $10.70   $10.01     $ 7.33        $8.04
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/.............  (8.71)%       25.40%      (32.94)%       10.10%   17.85%    4.06%    (8.83)%       24.74%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period
   (in thousands).............  $17,862      $21,847       $20,361      $37,765  $39,683  $37,115         $8           $9
  Ratios to average net
   assets:
    Net investment income
     (loss)*..................    0.91%        1.16%         1.18%        0.96%    1.55%    1.13%      0.49%        0.72%
    Net Expenses*.............    1.10%/(b)/   1.24%/(b)/    0.95%/(b)/   0.81%    0.81%    0.80%      1.53%/(b)/   1.69%/(b)/
    Gross expenses*...........    1.10%        1.24%         0.95%        0.81%    0.81%    0.80%      1.53%        1.69%
    Portfolio turnover
     rate.....................      19%          61%           68%          45%      42%      36%        19%          61%

                               --------------

                               --------------
                                 12/31/08
                               -------------
INCEPTION DATE                   5/1/08
Net asset value, beginning of
 period.......................    $9.82
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income.......     0.05**
  Net realized and
   unrealized
   gains/(losses) on
   investments................   (3.08)
--------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS........   (3.03)
--------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.......     0.09
  Net realized gains..........     0.21
--------------------------------------------
TOTAL DISTRIBUTIONS...........     0.30
--------------------------------------------
Net asset value, end of
 period.......................    $6.49
--------------------------------------------
TOTAL RETURN/(A)/............. (30.77)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period
   (in thousands).............       $7
  Ratios to average net
   assets:
    Net investment income
     (loss)*..................    0.95%
    Net Expenses*.............    1.40%/(b)/
    Gross expenses*...........    1.40%
    Portfolio turnover
     rate.....................      68%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                 CORE VALUE
and Liabilities JUNE 30, 2010 (UNAUDITED)                             EQUITY
                                                                       FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $17,708,227)......... $17,698,733
  Investments in affiliated securities, at market (cost $10,160)..       8,839
  Short-term affiliated investments (at amortized cost)...........     224,638
  Receivable for investments sold.................................      18,665
  Income receivables..............................................      22,834
  Receivable for fund shares sold.................................         535
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  17,974,244
-------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................       3,321
  Payable to GEAM.................................................      10,093
  Accrued other expenses..........................................      90,616
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     104,030
-------------------------------------------------------------------------------
NET ASSETS........................................................ $17,870,214
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  21,809,720
  Undistributed (distribution in excess of) net investment income.      95,099
  Accumulated net realized gain (loss)............................  (4,023,790)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................     (10,815)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $17,870,214
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $17,862,342
Shares outstanding ($0.01 par value; unlimited shares authorized).   2,433,915
Net asset value per share.........................................       $7.34

CLASS 4:

NET ASSETS........................................................ $     7,872
Shares outstanding ($0.01 par value; unlimited shares authorized).       1,074
Net asset value per share.........................................       $7.33

See Notes to Financial Statements.

Statement of Operations                                                   CORE VALUE
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                          EQUITY
                                                                             FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................ $   209,650
    Interest............................................................       1,191
    Interest from affiliated investments................................          18
    Less: Foreign taxes withheld........................................      (1,130)
-------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................     209,729
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................      68,037
    Distributors Fees (Note 6)
      Class 4...........................................................          19
    Transfer agent......................................................       8,940
    Director's fees.....................................................         355
    Custody and accounting expense......................................      20,137
    Professional fees...................................................       9,441
    Registration expenses...............................................         766
    Other expenses......................................................       7,399
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................     115,094
-------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser............................        (464)
-------------------------------------------------------------------------------------
    Net expenses........................................................     114,630
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................      95,099
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................     273,410
      Futures...........................................................      (8,701)
      Foreign currency transactions.....................................           1

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................  (2,063,603)
      Futures...........................................................       1,659
-------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............  (1,797,234)
-------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(1,702,135)
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                            CORE VALUE
Changes in Net Assets                                                                      EQUITY
                                                                                            FUND
------------------------------------------------------------------------------------------------------------
                                                                                   SIX MONTHS
                                                                                 ENDED JUNE 30,  YEAR ENDED
                                                                                      2010      DECEMBER 31,
                                                                                  (UNAUDITED)       2009
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income......................................................  $    95,099   $   229,050
    Net realized gain (loss) on investments, futures
      and foreign currency transactions.........................................      264,710    (2,785,679)
    Net increase (decrease) in unrealized appreciation / (depreciation)
      on investments and futures................................................   (2,061,944)    7,048,101
------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.....................................   (1,702,135)    4,491,472
------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1...................................................................           --      (233,609)
      Class 4...................................................................           --           (60)
------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS...........................................................           --      (233,669)
------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions...........   (1,702,135)    4,257,803
------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1...................................................................      124,267       615,077
      Class 4...................................................................           --            --
    Value of distributions reinvested
      Class 1...................................................................           --       233,609
      Class 4...................................................................           --            60
    Cost of shares redeemed
      Class 1...................................................................   (2,407,301)   (3,618,774)
      Class 4...................................................................           --            --
------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions.............................   (2,283,034)   (2,770,028)
------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................   (3,985,169)    1,487,775

NET ASSETS
  Beginning of period...........................................................   21,855,383    20,367,608
------------------------------------------------------------------------------------------------------------
  End of period.................................................................  $17,870,214   $21,855,383
------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD..  $    95,099   $        --
------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold.....................................................................       15,409        91,344
Issued for distributions reinvested.............................................           --        28,806
Shares redeemed.................................................................     (299,652)     (545,161)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..........................................     (284,243)     (425,011)
------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold.....................................................................           --            --
Issued for distributions reinvested.............................................           --             7
Shares redeemed.................................................................           --            --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..........................................           --             7
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the "Fund"), Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level 2.

The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level
2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In these circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                           Net Tax
           Cost of      Gross Tax    Gross Tax          Appreciation/
       Investments for  Unrealized   Unrealized       (Depreciation) on
        Tax Purposes   Appreciation Depreciation         Investments
       -----------------------------------------------------------------
         $18,630,198    $1,102,649       $(1,800,637)         $(697,988)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                               Amount    Expires
                             ---------------------
                             $3,590,467 12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                                Capital Currency
                                ----------------
                                $31,175   $--

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary    Long-Term
                           Income   Capital Gains   Total
                    ---------------------------------------
                    2009  $ 233,669 $           -- $233,669
                    2008    350,157        633,810  983,967

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2009 were as follows:

                Undistributed
                Net Investment    Accumulated
                    Income     Net Realized Loss Paid in Capital
                ------------------------------------------------
                    $4,619             $(21,456)     $16,837

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or PAID TO TRANSFER A LIABILITY (AN EXIT PRICE) IN THE PRINCIPAL OR MOST ADVANTAGEOUS MARKET FOR THE ASSET OR LIABILITY IN AN ORDERLY TRANSACTION BETWEEN MARKET PARTICIPANTS. IT ALSO ESTABLISHES A THREE-LEVEL VALUATION HIERARCHY BASED UPON OBSERVABLE AND NON-OBSERVABLE INPUTS.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                       Level 1   Level 2 Level 3    Total
    ------------------------------------------------------------------------
    INVESTMENTS IN SECURITIES
      Common Stock                   $17,382,652 $   --    $--   $17,382,652
      Exchanged Traded Funds             316,081     --     --       316,081
      Other Investments                       --  8,839     --         8,839
      Short-Term Investments             224,638     --     --       224,638
    ------------------------------------------------------------------------
    TOTAL INVESTMENTS IN SECURITIES  $17,923,371 $8,839    $--   $17,932,210
    ------------------------------------------------------------------------

4. DERIVATIVES TRANSACTIONS

There were no derivative contracts as of June 30, 2010.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options        Realized Gain or
for as hedging instruments         Statements of               Contracts        (Loss) on Derivatives
under ASC 815                        Operations            Purchased/(Sold) $   Recognized in Income $
-------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            Futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures     2,148,770/(2,474,938)        (8,701)
-------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                 Recognized in Income $
-------------------------------------------------------
Equity Contracts


                                       1,659
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                             Purchases    Sales
                             ---------------------
                             $3,960,858 $5,831,944

SECURITY LENDING for the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

Number of Portfolios in Fund Complex Overseen by Director  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007; and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the Fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP




CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

International Equity Fund                          Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



Michael J. Cosgrove
Chairman,
GE Investments Funds, Inc.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- International Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE



       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

International Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove


Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.
August 2010

Mike Cosgrove is President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer -- GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales at GE's International Operation and in GE Trading Company. Mike has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

International Equity Fund

Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

International Equity Fund                          Contents
------------------------------------------------------------



NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  9

FINANCIAL STATEMENTS

   Financial Highlights..................................... 10

   Statement of Assets and Liabilities...................... 11

   Statement of Operations.................................. 12

   Statements of Changes in Net Assets...................... 13

   Notes to Financial Statements............................ 14

ADDITIONAL INFORMATION...................................... 23

INVESTMENT TEAM............................................. 26

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments International Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.


The Morgan Stanley Capital International EAFE Index (MSCI(R) EAFE(R) Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The MSCI(R) EAFE(R) Index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the Index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

International Equity Fund

--------------------------------------------------------------------------------

[PHOTO] Ralph R. Layman


Ralph R. Layman
The International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

Ralph R. Layman is President and Chief Investment Officer -- Public Equities and a Director at GE Asset Management. Mr. Layman has led the team of portfolio managers for the International Equity Fund since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992 and President --International Equities in March 2007.

Brian Hopkinson is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since 1997. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

Paul Nestro is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the International Equity Fund since February 2007. Mr. Nestro joined GE Asset Management in 1993 as a performance and attribution analyst in U.S. Equities. He became a senior performance and attribution analyst in 1994 and since 1996 has been an analyst and portfolio manager in the international equities group.

Jonathan L. Passmore is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the International Equity Fund since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, international equity.

Michael J. Solecki is a Senior Vice President and Co-Chief Investment Officer -- International Equities at GE Asset Management. He has served as a portfolio manager of the International Equity Fund since September 1997. He joined GE Asset Management in 1990 as an international equity analyst. He became a Vice President for international equity portfolios in 1996 and Senior Vice President in 2000.

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the International Equity Fund returned -16.33% for Class 1 shares and -16.00% for Class 4 shares. The MSCI EAFE Index, the Fund's benchmark, returned -13.23% and the Fund's Morningstar peer group of 146 US Insurance Foreign Large Blend funds returned an average of -13.15% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. Growing concern over the direction of the global economy spurred the period's weakness, especially in May, despite upgrades in 2010 GDP growth projections and good Q1 earnings. Disarray in Europe over sovereign debt and lack of transparency regarding regulatory reform and capital requirements all served to keep investors uncommitted. The U.S. Dollar was strong for much of the period, acting as a headwind for overseas market returns and volumes have generally been light, in our view reflecting the lack of real trend in market sentiment as investors await further information.

--------------------------------------------------------------------------------

                                    [GRAPHIC]



Q. WHAT DOMESTIC OR WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Deteriorating financials in some small European countries have been the main driver of sentiment during the period. Faced with potential default, Greece has quickly introduced budgetary solutions to repair the budget, backed by a massive ECB/IMF loan package. Meanwhile, budgetary excesses in other countries have reminded investors this is not an exclusively Greek issue. Where austerity measures have been announced, it appears investors are assuming that the growth outlook will be lower. The massive oil spill in the Gulf of Mexico has brought new fears of economic privation to the southern U.S. coast and jobless rates have remained stubbornly high as a result.

Q. WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED PERFORMANCE?

A. Positive contributions came from holdings in energy, notably an underweight in BP which fell over 50% during the period as a result of the unfolding oil spill crisis. On the negative side, financials continued to exert an influence on the portfolio with several European banks and a Japanese investment bank performing poorly. The European names, BNP Paribas, Credit Agricole and Santander were all hit on perceived association with the deteriorating European debt market. Although the banks were modestly involved in Greece, if at all, guilt by association was sufficient to send prices sharply lower.

Q. DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The shifting environment in Japan and Europe led to allocation changes based on domestic- or export-focus (Japan) or exposure to non-Euro markets (Europe). Overall the weight of Japanese holdings diminished due to increased political uncertainty and, in our view receding potential for reform in the domestic market. However, individual companies where we still foresee great opportunities overseas, especially in China, were increased. In Europe, holdings in industrials and IT were increased, the former due to the export potential arising from a weaker Euro, and the latter due to evidence of corporate spend restarting after a protracted slowdown during the crisis.

Q. WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Japanese holdings were reduced based on deteriorating conditions for certain companies, including MUFG, Nomura Holdings, Shiseido and Yamada Denki, while holdings in European banks, such as Credit Agricole and BNP Paribas, were also reduced. Conversely, several IT companies were added based on optimism over corporate spend, including Cap Gemini, Autonomy and SAP in software and Delta Electronics in hardware. Stocks that we believed could benefit from Euro weakness, such as Siemens, Philips and EADS were added as were particular financials, such as Unicredit and Deutsche Boerse which, in our view had been unduly punished by the market rattled by the sovereign debt crisis.

International Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, distribution and service fees (for shareholders of Class 4), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                   836.73                 7.42
    Class 4                    1,000.00                   840.00                 9.53
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,016.57                 8.15
    Class 4                    1,000.00                 1,014.33                10.44
----------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 1.63% for Class
  1 shares and 2.09% for Class 4 shares (for the period January 1, 2010 - June 30, 2010), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**Actual Fund Returns for the six-month period ended June 30, 2010 were as follows: -16.33% for Class 1 shares, and -16.00% for Class 4 shares. Past performance does not guarantee future results.

International Equity Fund                          (unaudited)
---------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------


                               [CHART]

               International Equity Fund         MSCI EAFE Index
               --------------------------       ------------------
Jun 1, 2000           10,000.00                      10,000.00
Dec 1, 2000            8,533.45                       8,946.71
Dec 1, 2001            6,753.52                       7,012.97
Dec 1, 2002            5,144.14                       5,895.10
Dec 1, 2003            7,094.15                       8,169.78
Dec 1, 2004            8,218.49                       9,823.92
Dec 1, 2005            9,713.83                      11,153.64
Dec 1, 2006           12,112.33                      14,091.58
Dec 1, 2007           14,895.22                      15,667.08
Dec 1, 2008            8,068.08                       8,870.94
Dec 1, 2009           10,301.50                      11,689.79
Jun 1, 2010            8,619.62                      10,143.28

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                                   SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                                 MONTHS+  YEAR  YEAR   YEAR  $10,000 INVESTMENT/(A)/
------------------------------------------------------------------------------------
International Equity Fund        -16.33% -0.80% 1.12% -1.47%        $ 8,620
------------------------------------------------------------------------------------
MSCI EAFE Index                  -13.23%  5.92% 0.88%  0.14%        $10,143
------------------------------------------------------------------------------------
Morningstar peer group average*  -13.15%  5.64% 0.70% -1.04%
------------------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                     [CHART]
               International Equity Fund            MSCI EAFE Index
                ---------------------------       -----------------
May 1, 2008              10,000.00                       10,000.00
Jun 1, 2008               9,233.98                        9,271.53
Sep 1, 2008               7,298.05                        7,365.34
Dec 1, 2008               5,521.08                        5,895.73
Mar 1, 2009               4,692.92                        5,074.07
Jun 1, 2009               5,935.16                        6,364.50
Sep 1, 2009               6,763.33                        7,603.53
Dec 1, 2009               6,982.68                        7,769.16
Mar 1, 2010               6,982.68                        7,836.39
Jun 1, 2010               5,865.45                        6,741.34


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT/(A)/
---------------------------------------------------------------------------------
International Equity Fund        -16.00% -1.17%  -21.82%          $5,865
---------------------------------------------------------------------------------
MSCI EAFE Index                  -13.23%  5.92%  -16.66%          $6,741
---------------------------------------------------------------------------------
Morningstar peer group average*  -13.15%  5.64%
---------------------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]

A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets under normal circumstances in
common and preferred stocks and other
types of equity securities. The Fund
invests primarily (meaning at least
65%) in companies in both developed
and emerging market countries outside
the United States.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $13,532 (in thousands)

                      [CHART]

Continental Europe                  46.7%
United Kingdom                      20.1%
Japan                               15.6%
Emerging Asia                        6.4%
Canada                               3.8%
Latin America                        3.3%
Pacific Rim                          1.8%
Emerging Europe                      1.4%
United States                        0.9%

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

            Nestle S.A.                                        3.19%
            --------------------------------------------------------
            Siemens AG                                         2.54%
            --------------------------------------------------------
            HSBC Holdings PLC                                  2.45%
            --------------------------------------------------------
            Roche Holding AG                                   2.18%
            --------------------------------------------------------
            Nomura Holdings Inc.                               2.02%
            --------------------------------------------------------
            Cie Generale d'Optique Essilor International S.A.  1.95%
            --------------------------------------------------------
            Reckitt Benckiser Group PLC                        1.93%
            --------------------------------------------------------
            BHP Billiton PLC                                   1.91%
            --------------------------------------------------------
            Koninklijke Philips Electronics N.V.               1.87%
            --------------------------------------------------------
            Banco Santander S.A.                               1.85%
            --------------------------------------------------------

(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Morningstar performance comparisons are based on average annual total returns for the six months, one year, five year and ten year periods indicated in the U.S. Insurance Foreign Large Blend peer group consisting of 146, 143, 116 and 86 underlying annuity funds, respectively.
+ Total return for the period ended June 30, 2010 is not annualized.
++The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND


                                                NUMBER
                                             OF SHARES        VALUE
      COMMON STOCK -- 93.9% +
      -----------------------------------------------------------------------

      AUSTRALIA -- 1.1%

      Brambles Ltd..........................  17,290   $     79,011
      Paladin Energy Ltd....................  24,051         71,862    /(a)/
                                                            150,873

      BRAZIL -- 2.4%

      Banco Santander Brasil S.A............  11,600        119,250
      Petroleo Brasileiro S.A. ADR..........   3,645        108,621    /(c)/
      Vale S.A. ADR.........................   5,410        113,718
                                                            341,589

      CANADA -- 3.6%

      Kinross Gold Corp.....................   2,486         42,578
      Potash Corporation of Saskatchewan
       Inc..................................   2,618        225,892
      Research In Motion Ltd................   2,788        137,295    /(a)/
      Suncor Energy Inc.....................   3,603        106,227
                                                            511,992

      CHILE -- 0.4%

      Sociedad Quimica y Minera de
       Chile S.A. ADR.......................   1,558         50,806

      CHINA -- 0.9%

      China Mobile Ltd......................   3,990         39,524
      China South Locomotive and Rolling
       Stock Corp........................... 120,949         82,528
                                                            122,052

      DENMARK -- 1.0%

      AP Moller -- Maersk A/S...............      17        134,113

      FINLAND -- 0.3%

      Nokia Oyj.............................   5,384         43,958

      FRANCE -- 12.2%

      AXA S.A...............................   8,355        127,854      (c)
      BNP Paribas...........................   4,390        236,581    /(c)/
      Cap Gemini S.A........................   3,094        136,208
      Cie Generale d'Optique Essilor
       International S.A....................   4,423        263,277
      Credit Agricole S.A...................   5,650         58,718
      Danone................................   1,336         71,743
      European Aeronautic Defence and Space
       Company N.V..........................   6,708        137,125
      Safran S.A............................   2,320         64,826
      Schneider Electric S.A................   1,762        178,260
      Total S.A.............................   4,427        197,947
      Veolia Environnement..................   2,724         64,102
      Vinci S.A.............................   2,153         89,546
      Vivendi S.A...........................   4,296         87,450
                                                          1,713,637

                                                NUMBER
                                             OF SHARES        VALUE

       GERMANY -- 10.9%

       Adidas AG............................  2,673    $    129,630
       Bayer AG.............................  3,146         176,098
       Daimler AG...........................  2,841         143,954
       Deutsche Boerse AG...................  3,552         216,158
       Linde AG.............................  2,209         232,665
       Metro AG.............................  2,340         119,591
       SAP AG...............................  2,434         108,415
       Siemens AG...........................  3,833         343,397
       ThyssenKrupp AG......................  2,511          61,983
                                                          1,531,891

       HONG KONG -- 0.7%

       Esprit Holdings Ltd.................. 17,661          95,084

       INDIA -- 0.7%

       Larsen & Toubro Ltd..................  2,477          95,820

       IRELAND -- 0.8%

       CRH PLC..............................  5,495         113,404

       ITALY -- 2.1%

       ENI S.p.A............................  6,449         118,577
       UniCredit S.p.A...................... 79,269         175,640
                                                            294,217

       JAPAN -- 15.0%

       Daikin Industries Ltd................  2,000          60,929
       Fanuc Ltd............................    600          67,696
       Mitsubishi Corp......................  6,000         124,025
       Mitsubishi Estate Company Ltd........  8,982         124,938
       Mitsubishi Heavy Industries Ltd...... 18,000          62,043
       Mitsubishi UFJ Financial Group Inc... 38,790         175,985
       Nomura Holdings Inc.................. 50,042         273,172
       Sony Financial Holdings Inc..........     52         173,312
       Sumitomo Metal Industries Ltd........ 97,002         219,139    (c)
       Sumitomo Mitsui Financial Group Inc..  1,741          49,233
       Suzuki Motor Corp.................... 10,000         196,088
       Taiyo Nippon Sanso Corp.............. 10,999          87,269
       The Bank of Yokohama Ltd............. 26,130         119,430
       Toyota Motor Corp....................  2,646          90,836
       Unicharm Corp........................  1,500         169,006
       Yamada Denki Company Ltd.............  1,731         113,007
                                                          2,106,108

       MEXICO -- 0.4%

       America Movil SAB de C.V. ADR........  1,084          51,490

       NETHERLANDS -- 3.2%

       Heineken N.V.........................  1,368          58,083
       Koninklijke Ahold N.V................  7,627          94,503
       Koninklijke Philips Electronics N.V..  8,465         253,206
       Unilever N.V.........................  1,743          47,680
                                                            453,472

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES        VALUE

       RUSSIAN FEDERATION -- 0.5%

       Mobile Telesystems OJSC ADR........   3,730   $     71,467

       SOUTH AFRICA -- 0.8%

       MTN Group Ltd......................   9,014        118,272

       SOUTH KOREA -- 2.0%

       KB Financial Group Inc.............   1,915         73,403
       Samsung Electronics Company Ltd....     170        106,626
       Samsung Electronics Company Ltd.
        GDR...............................     320        101,360
                                                          281,389

       SPAIN -- 2.8%

       Banco Santander S.A................  23,894        250,977    /(c)/
       Iberdrola S.A......................  11,109         62,544
       Telefonica S.A.....................   4,574         84,874
                                                          398,395

       SWEDEN -- 0.9%

       Hennes & Mauritz AB................     523         14,402
       Telefonaktiebolaget LM Ericsson....  10,502        116,720
                                                          131,122

       SWITZERLAND -- 9.2%

       Credit Suisse Group AG (Regd.).....   4,146        155,806
       Nestle S.A.........................   8,944        431,069
       Novartis AG........................   3,090        149,682
       Roche Holding AG...................   2,146        295,242
       Syngenta AG........................     589        136,005
       Zurich Financial Services AG.......     582        128,221
                                                        1,296,025

       TAIWAN -- 2.6%

       Delta Electronics Inc..............  32,000        102,149
       Taiwan Semiconductor Manufacturing
        Company Ltd....................... 125,634        234,815
       Taiwan Semiconductor Manufacturing
        Company Ltd. ADR..................   3,497         34,131
                                                          371,095

       UNITED KINGDOM -- 19.4%

       Autonomy Corporation PLC...........   3,686        100,609      (a)
       BG Group PLC.......................  11,243        167,439
       BHP Billiton PLC...................   9,960        258,594      (c)
       Diageo PLC.........................   1,808         28,438
       Experian PLC.......................   2,454         21,369
       G4S PLC............................  23,462         93,145
       G4S PLC............................  10,675         42,522
       HSBC Holdings PLC..................  36,205        331,200
       Lloyds Banking Group PLC........... 211,959        167,558      (c)
       National Grid PLC..................  29,282        214,073
       Prudential PLC.....................  31,032        234,375      (c)
       Reckitt Benckiser Group PLC........   5,608        261,201
       Rio Tinto PLC......................   4,972        218,634

                                              NUMBER
                                           OF SHARES        VALUE

       Royal Dutch Shell PLC..............  5,613    $    141,839
       Tesco PLC.......................... 33,194         187,512
       The Capita Group PLC............... 12,010         132,494
       Vodafone Group PLC................. 57,544         118,728      (c)
                                                        2,719,730

       TOTAL COMMON STOCK
        (COST $14,609,772)................             13,198,001


       --------------------------------------------------------------------
       RIGHTS -- 0.0%*
       --------------------------------------------------------------------
       Iberdrola S.A.
        (COST $2,700)..................... 11,514           2,513      (a)

       --------------------------------------------------------------------
       PREFERRED STOCK -- 1.5%
       --------------------------------------------------------------------
       Fresenius SE.......................  1,076          71,191
       Volkswagen AG......................  1,582         139,054

       TOTAL PREFERRED STOCK
        (COST $219,465)...................                210,245

       --------------------------------------------------------------------
       OTHER INVESTMENTS -- 0.1%
       --------------------------------------------------------------------
       GEI Investment Fund
        (COST $12,970)....................                 11,284    /(d)/

       TOTAL INVESTMENTS IN SECURITIES
        (COST $14,844,907)................             13,422,043


       --------------------------------------------------------------------
       SHORT-TERM INVESTMENTS -- 0.8%
       --------------------------------------------------------------------
       GE Money Market Fund Institutional
        Class 0.05%
        (COST $110,318)...................                110,318    (b,d)

       TOTAL INVESTMENTS
        (COST $14,955,225)................             13,532,361

       OTHER ASSETS AND LIABILITIES,
        NET -- 3.7%.......................                522,075
                                                     ------------

       NET ASSETS -- 100.0%...............           $ 14,054,436
                                                     ============

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

INTERNATIONAL EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                                  OTHER INFORMATION
                                  -------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                        NUMBER   CURRENT    UNREALIZED
                                          OF     NOTIONAL APPRECIATION/
       DESCRIPTION     EXPIRATION DATE CONTRACTS  VALUE   (DEPRECIATION)
       -----------------------------------------------------------------
       DJ Stoxx 50
        Index Futures  September 2010      6     $188,733     $ 728
       FTSE 100
        Index Futures  September 2010      1       73,017      (211)
       Topix
        Index Futures  September 2010      1       94,756       214
                                                              -----
                                                              $ 731
                                                              =====

The Fund was invested in the following categories at June 30, 2010 (unaudited):

                                                 TOTAL PERCENTAGE (BASED
       INDUSTRY                                     ON MARKET VALUE)
       -----------------------------------------------------------------
       Commercial Banks                                   12.99%
       Metals & Mining                                     6.76%
       Oil, Gas & Consumable Fuels                         6.74%
       Chemicals                                           5.41%
       Insurance                                           4.90%
       Pharmaceuticals                                     4.59%
       Industrial Conglomerates                            4.41%
       Automobiles                                         4.21%
       Food Products                                       4.07%
       Semiconductors & Semiconductor Equipment            3.52%
       Capital Markets                                     3.17%
       Food & Staples Retailing                            2.97%
       Household Products                                  3.18%
       Wireless Telecommunication Services                 2.95%
       Commercial Services & Supplies                      1.59%
       Communications Equipment                            2.20%
       Specialty Retail                                    1.64%
       Healthcare Equipment & Supplies                     2.47%
       Multi-Utilities                                     2.06%
       Diversified Financial Services                      1.60%
       Electrical Equipment                                1.32%
       Software                                            1.54%
       Professional Services                               1.14%
       Machinery                                           1.57%
       Real Estate Management & Development                0.92%
       Construction & Engineering                          1.37%
       IT Services                                         1.01%
       Textiles, Apparel & Luxury Goods                    0.96%
       Trading Companies & Distributors                    0.92%
       Marine                                              0.99%
       Aerospace & Defense                                 1.49%
       Media                                               0.65%
       Construction Materials                              0.84%
       Electronic Equipment, Instruments &
        Components                                         0.75%
       Diversified Telecommunication Services              0.63%
       Beverages                                           0.64%
       Electric Utilities                                  0.48%
       Building Products                                   0.45%
                                                          -----
                                                          99.10%
                                                          =====

                                                 PERCENTAGE (BASED
              SHORT-TERM AND OTHER INVESTMENTS   ON MARKET VALUE)
              ----------------------------------------------------
              Short-Term Investments                    0.82%
              Other Investments                         0.08%
                                                      ------
                                                        0.90%
                                                      ------
                                                      ------
                                                      100.00%
                                                      ======








See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


                      ADR    American Depository Receipt

                      GDR    Global Depository Receipt

                      REGD.  Registered

                      TBA    To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND

                           -------------------------------------------------------------------------------------------
                                                             CLASS 1
                           -------------------------------------------------------------------------------------------
                              6/30/10+        12/31/09       12/31/08     12/31/07 12/31/06 12/31/05      6/30/10+
                           --------------------------------------------------------------------------  ----------------
INCEPTION DATE                                                                               5/1/95
Net asset value,
 beginning of period......    $0.49          $0.39          $14.67         $14.08   $11.42   $ 9.76       $0.50
INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS:
  Net investment income
   (loss).................       --           0.01            0.51           0.23     0.15     0.13      (0.02)
  Net realized and
   unrealized gains/
   (losses) on
   investments............   (0.08)           0.10          (7.04)           2.98     2.67     1.65      (0.06)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS...............   (0.08)           0.11          (6.53)           3.21     2.82     1.78      (0.08)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income.................       --           0.01            0.51           0.23     0.16     0.12          --
  Net realized gains......       --           0.00            7.24           2.39       --       --          --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......       --           0.01            7.75           2.62     0.16     0.12          --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period...................    $0.41          $0.49          $ 0.39         $14.67   $14.08   $11.42       $0.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/......... (16.33)%         27.68%        (45.83)%         22.98%   24.69%   18.19%    (16.00)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (in
   thousands).............  $14,049        $18,307         $17,920        $84,272  $80,648  $65,450          $6
  Ratios to average net
   assets:
    Net investment
     income*..............    1.65%          1.28%           2.57%          1.30%    1.16%    1.19%       1.22%
    Net Expenses*.........    1.63%/(b,c)/   1.68%/(b,c)/    1.18%/(b,c)/   1.13%    1.13%    1.25%       2.09%/(b,c)/
    Gross Expenses*.......    1.84%          1.88%           1.29%          1.13%    1.13%    1.25%       2.30%
    Portfolio turnover
     rate.................      25%            46%             41%            32%      34%      53%         25%

                           -------------------------------
                               CLASS 4
                           -------------------------------
                             12/31/09        12/31/08
                           ------------------------------
INCEPTION DATE                              5/1/08
Net asset value,
 beginning of period......   $0.40          $14.36
INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS:
  Net investment income
   (loss).................  (0.01)            0.10**
  Net realized and
   unrealized gains/
   (losses) on
   investments............    0.12          (6.35)
---------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS...............    0.11          (6.25)
---------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income.................    0.01            0.47
  Net realized gains......    0.00            7.24
---------------------------------------------------------
TOTAL DISTRIBUTIONS.......    0.01            7.71
---------------------------------------------------------
Net asset value, end of
 period...................   $0.50          $ 0.40
---------------------------------------------------------
TOTAL RETURN/(A)/.........  26.47%        (44.79)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (in
   thousands).............      $7              $6
  Ratios to average net
   assets:
    Net investment
     income*..............   0.77%           1.63%
    Net Expenses*.........    213%/(b,c)/    1.56%/(b,c)/
    Gross Expenses*.......   2.33%           1.74%
    Portfolio turnover
     rate.................     46%             41%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.
(c)Reflects GE Asset Management's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's management fee to 0.80% of the average daily net assets of the Fund until April 30, 2011. Please see Note 6 of the Notes to Financial Statements for further details.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                INTERNATIONAL
and Liabilities JUNE 30, 2010 (UNAUDITED)                             EQUITY
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $14,831,937).........  $13,410,759
  Investments in affiliated securities, at market (cost $12,970)..       11,284
  Short-term affiliated investments (at amortized cost)...........      110,318
  Foreign cash (cost $11,134).....................................       11,130
  Receivable for investments sold.................................      597,879
  Income receivables..............................................       60,870
  Receivable for fund shares sold.................................          621
  Variation margin receivable.....................................        3,523
  Other assets....................................................       70,659
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   14,277,043
--------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased...............................       57,723
  Payable for fund shares redeemed................................        1,008
  Payable to GEAM.................................................        8,943
  Accrued other expenses..........................................      154,722
  Variation margin payable........................................          211
--------------------------------------------------------------------------------
  Total Liabilities...............................................      222,607
--------------------------------------------------------------------------------
NET ASSETS........................................................  $14,054,436
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................   23,951,954
  Undistributed (distribution in excess of) net investment income.      117,807
  Accumulated net realized gain (loss)............................   (8,595,631)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................   (1,422,864)
    Futures.......................................................          731
    Foreign currency related transactions.........................        2,439
--------------------------------------------------------------------------------
NET ASSETS........................................................  $14,054,436
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................  $14,048,542
Shares outstanding ($0.01 par value; unlimited shares authorized).   34,044,716
Net asset value per share.........................................        $0.41

CLASS 4:

NET ASSETS........................................................  $     5,894
Shares outstanding ($0.01 par value; unlimited shares authorized).       13,965
Net asset value per share.........................................        $0.42

See Notes to Financial Statements.

Statement of Operations                                                  INTERNATIONAL
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                          EQUITY
                                                                             FUND
--------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................  $   302,679
    Interest............................................................        1,678
    Interest from affiliated investments................................           12
    Less: Foreign taxes withheld........................................      (33,134)
--------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................      271,235
--------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................       82,962
    Distributors Fees (Note 6)
      Class 4...........................................................           15
    Transfer agent......................................................        8,951
    Director's fees.....................................................          312
    Custody and accounting expenses.....................................       41,409
    Professional fees...................................................        9,655
    Registration expenses...............................................          961
    Other expenses......................................................        7,877
--------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................      152,142
--------------------------------------------------------------------------------------
    Less: Expenses waived or borne by the adviser.......................      (16,561)
    Less: Expenses reimbursed by the adviser............................         (540)
--------------------------------------------------------------------------------------
    Net expenses........................................................      135,041
--------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................      136,194
--------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................     (943,682)
      Futures...........................................................      (30,642)
      Foreign currency transactions.....................................      (13,503)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................   (1,843,256)
      Futures...........................................................        1,064
      Foreign currency transactions.....................................       (1,603)
--------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............   (2,831,622)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $(2,695,428)
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                              INTERNATIONAL
Changes in Net Assets                                                                                          EQUITY
                                                                                                                FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SIX MONTHS ENDED  YEAR ENDED
                                                                                                    JUNE 30, 2010   DECEMBER 31,
                                                                                                     (UNAUDITED)        2009
---------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss).................................................................   $   136,194    $    219,728
    Net realized gain (loss) on investments, futures, and foreign currency transactions...........      (987,827)     (4,777,508)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments, futures
      and foreign currency transactions...........................................................    (1,843,795)      8,526,741
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.......................................................    (2,695,428)      3,968,961
---------------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.....................................................................................            --        (293,918)
      Class 4.....................................................................................            --             (83)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.............................................................................            --        (294,001)
---------------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.............................    (2,695,428)      3,674,960
---------------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.....................................................................................       121,463         779,958
      Class 4.....................................................................................            --              --
    Value of distributions reinvested
      Class 1.....................................................................................            --         293,918
      Class 4.....................................................................................            --              83
    Cost of shares redeemed
      Class 1.....................................................................................    (1,685,681)     (4,360,018)
      Class 4.....................................................................................            --              --
---------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions...............................................    (1,564,218)     (3,286,059)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................................    (4,259,646)        388,901

NET ASSETS
  Beginning of period.............................................................................    18,314,082      17,925,181
---------------------------------------------------------------------------------------------------------------------------------
  End of period...................................................................................   $14,054,436    $ 18,314,082
---------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD....................   $   117,807    $    (18,387)
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold.......................................................................................       267,413       1,756,212
Issued for distributions reinvested...............................................................            --         599,686
Shares redeemed...................................................................................    (3,606,464)    (10,393,580)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares............................................................    (3,339,051)     (8,037,682)
---------------------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold.......................................................................................            --              --
Issued for distributions reinvested...............................................................            --             163
Shares redeemed...................................................................................            --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares............................................................            --             163
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund (the "Fund"), Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share class of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include publicly traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In these circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level 2.

The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In these circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
          Cost of      Gross Tax    Gross Tax          Appreciation/
      Investments for  Unrealized   Unrealized       (Depreciation) on
       Tax Purposes   Appreciation Depreciation         Investments
      -------------------------------------------------------------------
        $16,884,484     $444,837        $(3,785,831)         $(3,340,994)

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

As of December 31, 2009, the Fund has capital loss carryovers as follows:

                               Amount    Expires
                             ---------------------
                             $5,533,115 12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                               Capital  Currency
                               -----------------
                               $400,202 $18,303

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary    Long-Term
                           Income   Capital Gains    Total
                   ------------------------------------------
                   2009  $  294,001  $        --  $   294,001
                   2008   1,428,534   15,855,213   17,283,747

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The Fund adopted ASC 855, Subsequent Events effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                                   Level 1     Level 2    Level 3    Total
----------------------------------------------------------------------------------------------
Investments in Securities
  Common Stock                                   $1,162,835  $12,035,166+   $--   $13,198,001
  Preferred Stock                                        --      210,245+    --       210,245
  Rights                                                 --        2,513+    --         2,513
  Other Investments                                      --       11,284     --        11,284
  Short-Term Investments                            110,318           --     --       110,318
----------------------------------------------------------------------------------------------
Total Investments in Securities                  $1,273,153  $12,259,208    $--   $13,532,361
----------------------------------------------------------------------------------------------
Other Financial Instruments
  Futures Contracts -- Unrealized Appreciation   $      942  $        --    $--   $       942
  Futures Contracts -- Unrealized Depreciation         (211)          --     --          (211)
----------------------------------------------------------------------------------------------
Total Other Financial Instruments                $      731  $        --    $--   $       731
----------------------------------------------------------------------------------------------

+At June 30, 2010, the foreign securities were valued with the assistance of an independent fair value pricing service, causing securities to move from Level 1 to Level 2.

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                        Asset Derivatives June 30, 2010      Liability Derivatives June 30, 2010
                     -------------------------------------- -------------------------------------
Derivatives not            Location in the                          Location in
accounted for as             Statements                           the Statements
hedging instruments          of Assets              Fair             of Assets            Fair
under ASC 815              and Liabilities        Value ($)       and Liabilities       Value ($)
-------------------  ---------------------------- --------- --------------------------- ---------
 Equity Contracts    Receivables, Net Assets --             Liabilities, Net Assets --
                     Net unrealized                         Net unrealized
                     appreciation/(depreciation)            appreciation/(depreciation)
                     on Futures                     942*    on Futures                   (211)*
-------------------------------------------------------------------------------------------------

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of net assets section of the Statements of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Refer to the Schedule of Investments for ending notional value.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                               Total Notional of
Derivatives not accounted           Location in the             Futures/Options        Realized Gain or
for as hedging instruments           Statements of                 Contracts        (Loss) on Derivatives
under ASC 815                          Operations             Purchased/(Sold) ($) Recognized in Income ($)
------------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on futures,
                            Increase/(decrease) in
                            unrealized appreciation/               2,080,702/
                            (depreciation) on Futures             (1,639,376)              (30,642)
------------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                       1,064
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation, or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                 Annualized based on average daily net assets
              -----------------------------------------------------
              Average Daily Net Assets           Advisory
                      of Fund            and Administration Fees
              -----------------------------------------------------
                 First $100 million               1.00%
                 Next $100 million                0.95%
                 Over $200 million                0.90%

GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.80% of the average daily net assets of the Fund (the "Management Fee Waiver Agreement"). Unless terminated or amended, the Management Fee Waiver Agreement will continue until April 30, 2011. The fee waiver will terminate automatically if the management agreement terminates. In addition, the Company may terminate the Management Fee Waiver Agreement without penalty upon 60 days written notice to GEAM. The Management Fee Waiver Agreement may be amended by the mutual written consent of the Company and GEAM.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's Investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                             Purchases    Sales
                             ---------------------
                             $3,962,859 $5,969,012

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP




CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H.Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer -- Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer -- Fixed Income Investments

Ralph R. Layman, President and Chief Investment Officer -- Public Equity Investments

Maureen B. Mitchell, President -- Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist

Don W. Torey, President -- Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer -- Investment
Strategies

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove


MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Mid-Cap Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE


       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Mid-Cap Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Mid-Cap Equity Fund

Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Mid-Cap Equity Fund                                Contents
------------------------------------------------------------


NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  9

FINANCIAL STATEMENTS

   Financial Highlights..................................... 10

   Statement of Assets and Liabilities...................... 11

   Statement of Operations.................................. 12

   Statements of Changes in Net Assets...................... 13

   Notes to Financial Statements............................ 14

ADDITIONAL INFORMATION...................................... 22

INVESTMENT TEAM............................................. 25

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Mid-Cap Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell Mid-Cap Index is an unmanaged market capitalization-weighted index of the smallest 800 companies included in the Russell 1000 Index. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.
* RUSSELL INVESTMENT GROUP OWNS THE RUSSELL INDEX DATA, INCLUDING ALL APPLICABLE TRADEMARKS AND COPYRIGHTS, USED BY GE ASSET MANAGEMENT INCORPORATED IN THESE MATERIALS. ANY UNAUTHORIZED USE OR REDISTRIBUTION OF SUCH RUSSELL INDEX DATA IS STRICTLY PROHIBITED. RUSSELL INVESTMENT GROUP IS NOT RESPONSIBLE FOR THE CONFIGURATION OF THIS MATERIAL OR FOR ANY INACCURACY IN GE ASSET MANAGEMENT INCORPORATED'S PRESENTATION THEREOF.

Mid-Cap Equity Fund

--------------------------------------------------------------------------------

[PHOTO] Diane M. Wehner



DIANE M. WEHNER
THE MID-CAP EQUITY FUND IS MANAGED BY DIANE M. WEHNER. MS. WEHNER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT AND HAS MANAGED THE FUND SINCE SEPTEMBER 2004. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

Q. HOW DID THE MID-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Mid-Cap Equity Fund returned -3.85% for the Class 1 shares and -4.05% for the Class 4 shares. The Russell Mid-Cap Index, the Fund's benchmark, returned -2.07% and the Fund's Morningstar peer group of 188 US Insurance Mid-Cap Growth funds returned an average of -2.66% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. Much like the first half of 2009, the equity markets so far this year have been extremely volatile. However, the investor sentiment influencing this volatility is the mirror image of 2009. Unlike 2009 when fears of a deep recession sent stocks into a tailspin, 2010 began with a sense of optimism that the economy was continuing a recovery which began in the middle of last year and resulted in a rally in midcap stocks from trough to peak (mid-April
   2010) of 110%.

   The stock market advance quickly reversed, when investor sentiment turned decidedly negative over concerns about the sovereign debt crisis in Europe, some signs of a global economic slowdown and fears of a double dip recession in the U.S. While several macroeconomic statistics point to a slow recovery in the U.S. economy, unemployment remains stubbornly high, the housing market is still fragile and consumer confidence has deteriorated. The sudden change in sentiment curtailed the rally in stocks and resulted in a decline since mid-April of 15.7% for midcap stocks as measured by the Russell Mid-Cap Index.

   While lower quality stocks won the day early in the year, many of these stocks were abandoned in favor of higher quality, more defensive stocks during the second quarter. However, year-to-date, stocks of lower quality companies have outperformed those with higher returns-on-equity and stronger balance sheets. And while quality growth companies fared better in the second quarter, more cyclical value stocks performed the best so far this year. As a result, the Fund which focuses on higher quality growth companies underperformed the Russell Midcap Index on a year-to-date basis.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund underperformed its benchmark during the six-month period, primarily within the financials, materials, industrials, and energy sectors. Within financials, investment management companies Invesco (-27%) and Affiliated Managers Group (-10%) declined due to concerns about the performance of capital markets and fund flows. Meanwhile, basic materials company Monsanto (-43%) corrected as the company continued to see deterioration in market pricing for its branded herbicide, Roundup due to excess generic capacity.

   Within the industrial sector, Alliant Techsystems (-30%) was negatively impacted by the ongoing concerns about its NASA contract and its exposure to defense budgets. Also, within the industrials, the Fund was negatively impacted by Corrections Corp. (-22%), a private prison operator that has exposure to various states with budget deficits. Energy exploration

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   company Southwestern Energy (-18%) corrected due to the 17% decline in natural gas prices and the company's reduced natural gas production guidance for the year.

   On the positive side, the Fund's performance was enhanced by solid stock selection within information technology, consumer discretionary and utilities. Specifically, software company Rovi (+19%) benefited as investors continued to recognize its strong technology position. In addition, the company signed a licensing agreement with Google. Also, within information technology, Bidu (+65%) rose as it benefited from Google's market share loss in the Chinese search market and with that increases in analysts' earnings estimates for the company. Within the consumer discretionary sector, O'Reilly Automotive (+25%) outperformed as the company continued to benefit from the successful integration of its CSK acquisition and strong sales across the industry. In addition, Dollar General (+23%) rose as investors continued to appreciate its non-discretionary consumables growth and increased earnings guidance from the company. ITC Holdings (+3%), a utility transmissions company rose due to its relatively defensive growth characteristics and investor interest in its developing projects in the renewable energy space.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. During the period we increased the Fund's weighting in the financials, healthcare and industrials sectors, and we reduced our exposure to the information technology, consumer discretionary and utilities sectors. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative companies that we believe provide prospects for above-average earnings growth. Therefore, at the end of the first half of 2010, healthcare and information technology companies represented a meaningful percentage of the Fund's holdings.

Mid-Cap Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, distribution and service fees (for shareholders of Class 4), administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical", do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

JANUARY 1, 2010 - JUNE 30, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                     961.54                 3.74
    Class 4                1,000.00                     959.49                 5.78
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                   1,020.76                 3.86
    Class 4                1,000.00                   1,018.72                 5.96
--------------------------------------------------------------------------------------------

  *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.77% FOR CLASS
   1 SHARES AND 1.19% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: -3.85% FOR CLASS 1 SHARES, AND -4.05% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT REFLECT FUTURE RESULTS.

Mid-Cap Equity Fund                                (unaudited)
---------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                              [CHART]

                Mid-Cap Equity Fund       Russell Midcap Index
                -------------------       --------------------
06/00                10,000.00                  10,000.00
12/00                11,316.16                  10,304.50
12/01                11,353.04                   9,722.98
12/02                 9,790.34                   8,150.29
12/03                13,015.12                  11,418.18
12/04                15,100.51                  13,721.18
12/05                16,873.25                  15,457.03
12/06                18,290.36                  17,820.36
12/07                20,595.85                  18,820.91
12/08                12,807.02                  11,017.29
12/09                18,115.13                  15,477.54
12/10                17,418.39                  15,157.68

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/97)
--------------------------------------------------------------------------------

                            SIX    ONE   FIVE   TEN     ENDING VALUE OF A
                          MONTHS+  YEAR  YEAR   YEAR  $10,000 INVESTMENT/(A)/
  ---------------------------------------------------------------------------
  Mid-Cap Equity Fund      -3.85% 18.22% 2.26%  5.71%        $17,418
  ---------------------------------------------------------------------------
  Russell Midcap Index     -2.07% 25.12% 1.23%  4.25%        $15,158
  ---------------------------------------------------------------------------
  Morningstar peer group
   average*                -2.66% 21.15% 1.07% -2.11%
  ---------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                               [CHART]

               Mid-Cap Equity Fund       Russell Midcap Index
               -------------------       --------------------
05/01/08           10,000.00                  10,000.00
06/08               9,596.44                   9,617.28
09/08               8,528.19                   8,375.36
12/08               6,364.12                   6,091.02
03/09               6,224.85                   5,544.38
06/09               7,314.80                   6,697.43
09/09               8,416.86                   8,078.46
12/09               8,967.90                   8,556.91
03/10               9,452.32                   9,298.58
06/10               8,604.58                   8,380.07

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                              SIX    ONE     SINCE     ENDING VALUE OF A
                            MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT/(A)/
   -------------------------------------------------------------------------
   Mid-Cap Equity Fund       -4.05% 17.63%   -6.70%          $8,605
   -------------------------------------------------------------------------
   Russell Midcap Index      -2.07% 25.12%   -7.84%          $8,380
   -------------------------------------------------------------------------
   Morningstar peer group*
    average                  -2.66% 21.15%
   -------------------------------------------------------------------------

   INVESTMENT PROFILE                                              [GRAPHIC]

   A mutual fund designed for investors
   who seek long-term growth of capital
   and future income by investing at
   least 80% of its net assets under
   normal circumstances in common and
   preferred stocks and other types of
   equity securities of mid-cap
   companies. The Fund invests primarily
   in mid-cap companies that the
   portfolio manager believes are
   undervalued by the market and have
   above-average growth potential.
PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $82,411 (in thousands)

              [CHART]

Information Technology       19.6%
Financials                   15.0%
Healthcare                   14.3%
Consumer Discretionary       13.6%
Industrials                  10.4%
Energy                        6.3%
Utilities                     5.6%
Consumer Staples              4.7%
Materials                     4.2%
Telecommunication Services    3.6%
Short-Term Investments        2.7%
Other Investments             0.0%**


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                   Rovi Corp.                          3.93%
                   -----------------------------------------
                   HCC Insurance Holdings Inc.         2.48%
                   -----------------------------------------
                   ITC Holdings Corp.                  2.32%
                   -----------------------------------------
                   Thermo Fisher Scientific Inc.       1.88%
                   -----------------------------------------
                   ACE Ltd.                            1.83%
                   -----------------------------------------
                   American Tower Corp.                1.83%
                   -----------------------------------------
                   O'Reilly Automotive Inc.            1.82%
                   -----------------------------------------
                   CB Richard Ellis Group Inc.         1.77%
                   -----------------------------------------
                   Corrections Corporation of America  1.75%
                   -----------------------------------------
                   Synaptics Inc.                      1.68%
                   -----------------------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE U.S. INSURANCE MID-CAP GROWTH PEER GROUP CONSISTING OF 188, 188, 169 AND 110 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**LESS THAN 0.05%.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 ARE NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEENOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN
   EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

MID-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                              MID-CAP EQUITY FUND


                                               NUMBER
                                            OF SHARES       VALUE
        COMMON STOCK -- 97.5% +
        ----------------------------------------------------------------

        AEROSPACE & DEFENSE -- 2.3%

        Alliant Techsystems Inc............ 17,869    $ 1,108,950 (a,c)
        Hexcel Corp........................ 51,476        798,393   (a)
                                                        1,907,343

        AIR FREIGHT & LOGISTICS -- 0.4%

        UTi Worldwide Inc.................. 25,104        310,788

        BEVERAGES -- 1.3%

        Coca-Cola Enterprises Inc.......... 41,822      1,081,517

        BIOTECHNOLOGY -- 3.2%

        Alexion Pharmaceuticals Inc........ 13,777        705,245   (a)
        Human Genome Sciences Inc.......... 26,569        602,054   (a)
        Incyte Corp Ltd.................... 34,442        381,273   (a)
        Vertex Pharmaceuticals Inc......... 27,778        913,896   (a)
                                                        2,602,468

        CAPITAL MARKETS -- 2.7%

        Affiliated Managers Group Inc...... 20,804      1,264,259   (a)
        Invesco Ltd........................ 55,822        939,484
                                                        2,203,743

        CHEMICALS -- 2.8%

        Intrepid Potash Inc................ 31,280        612,150   (a)
        Monsanto Co........................ 11,157        515,677   (c)
        Praxair Inc........................ 15,817      1,201,934   (c)
                                                        2,329,761

        COMMERCIAL BANKS -- 1.7%

        Regions Financial Corp............. 87,580        576,276
        SunTrust Banks Inc................. 21,404        498,713
        Zions Bancorporation............... 14,695        316,971
                                                        1,391,960

        COMMERCIAL SERVICES & SUPPLIES -- 2.4%

        Corrections Corporation of America. 75,503      1,440,597   (a)
        Stericycle Inc.....................  8,364        548,511   (a)
                                                        1,989,108

        COMMUNICATIONS EQUIPMENT -- 1.4%

        Juniper Networks Inc............... 48,418      1,104,899   (a)

        COMPUTERS & PERIPHERALS -- 1.7%

        Synaptics Inc...................... 50,437      1,387,018   (a)

                                               NUMBER
                                            OF SHARES       VALUE

          DIVERSIFIED FINANCIAL SERVICES -- 1.7%

          CBOE Holdings Inc................ 25,403    $   826,868 (a)
          MSCI Inc......................... 21,428        587,127 (a)
                                                        1,413,995

          ELECTRIC UTILITIES -- 3.8%

          ITC Holdings Corp................ 36,113      1,910,739 (c)
          Northeast Utilities.............. 46,173      1,176,488
                                                        3,087,227

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%

          Cogent Inc....................... 64,925        584,974 (a)

          ENERGY EQUIPMENT & SERVICES -- 3.7%

          Dresser-Rand Group Inc........... 32,166      1,014,837 (a)
          Nabors Industries Ltd............ 29,521        520,160 (a)
          Noble Corp....................... 25,093        775,625
          Weatherford International Ltd.... 57,075        749,965 (a)
                                                        3,060,587

          FOOD PRODUCTS -- 2.1%

          McCormick & Company Inc.......... 22,483        853,455 (c)
          Mead Johnson Nutrition Co........ 17,385        871,336
                                                        1,724,791

          GAS UTILITIES -- 0.6%

          EQT Corp......................... 14,269        515,682

          HEALTHCARE EQUIPMENT & SUPPLIES -- 2.6%
          Gen-Probe Inc.................... 17,191        780,815 (a)
          Masimo Corp...................... 55,813      1,328,908 (c)
                                                        2,109,723

          HEALTHCARE PROVIDERS & SERVICES -- 1.4%

          Catalyst Health Solutions Inc.... 32,836      1,132,842 (a)

          HEALTHCARE TECHNOLOGY -- 0.6%

          MedAssets Inc.................... 22,633        522,370 (a)

          HOTELS, RESTAURANTS & LEISURE -- 1.5%

          Marriott International Inc.......  9,911        296,735
          Penn National Gaming Inc......... 39,996        923,908 (a)
                                                        1,220,643

          HOUSEHOLD DURABLES -- 0.5%

          MDC Holdings Inc................. 15,745        424,328

          INDUSTRIAL CONGLOMERATES -- 0.9%

          McDermott International Inc...... 35,233        763,147 (a)

          INSURANCE -- 4.3%

          ACE Ltd.......................... 29,365      1,511,710
          HCC Insurance Holdings Inc....... 82,554      2,044,037 (c)
                                                        3,555,747

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

MID-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES       VALUE

       INTERNET SOFTWARE & SERVICES -- 3.6%

       Baidu Inc. ADR....................... 17,860    $ 1,215,909   (a)
       Equinix Inc..........................  8,810        715,548   (a)
       MercadoLibre Inc..................... 19,408      1,019,890   (a)
                                                         2,951,347

       IT SERVICES -- 0.4%

       Telvent GIT S.A...................... 21,104        352,437

       LIFE SCIENCES TOOLS & SERVICES -- 6.6%

       Covance Inc.......................... 25,580      1,312,766   (a)
       Illumina Inc......................... 30,376      1,322,267   (a)
       Mettler-Toledo International Inc..... 10,917      1,218,665 (a,c)
       Thermo Fisher Scientific Inc......... 31,581      1,549,048 (a,c)
                                                         5,402,746

       MACHINERY -- 2.2%

       Cummins Inc.......................... 11,317        737,076
       Harsco Corp.......................... 46,095      1,083,232
                                                         1,820,308

       MEDIA -- 5.1%

       DIRECTV.............................. 22,283        755,839   (a)
       Discovery Communications Inc.........  1,727         61,671   (a)
       Discovery Communications Inc......... 17,024        526,552   (a)
       Liberty Global Inc................... 28,958        752,618   (a)
       Omnicom Group Inc.................... 31,194      1,069,954
       Regal Entertainment Group............ 76,500        997,560   (c)
                                                         4,164,194

       METALS & MINING -- 1.3%

       Allegheny Technologies Inc...........  9,840        434,830
       Steel Dynamics Inc................... 50,187        661,967
                                                         1,096,797

       MULTILINE RETAIL -- 1.2%

       Dollar General Corp.................. 34,430        948,546   (a)

       OIL, GAS & CONSUMABLE FUELS -- 2.6%

       Peabody Energy Corp.................. 16,703        653,588
       Petrohawk Energy Corp................ 37,401        634,695   (a)
       Pioneer Natural Resources Co......... 14,761        877,541
                                                         2,165,824

       PERSONAL PRODUCTS -- 1.3%

       Alberto-Culver Co.................... 22,742        616,081
       Avon Products Inc.................... 17,221        456,356
                                                         1,072,437

       PROFESSIONAL SERVICES -- 1.5%

       IHS Inc.............................. 20,457      1,195,098   (a)

                                               NUMBER
                                            OF SHARES       VALUE

        REAL ESTATE INVESTMENT TRUSTS -- 1.6%

        Douglas Emmett Inc.................  49,476   $   703,549
        SL Green Realty Corp...............  10,333       568,728
                                                        1,272,277

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.8%

        CB Richard Ellis Group Inc......... 107,026     1,456,624 (a,c)

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.2%
        Hittite Microwave Corp.............  28,413     1,271,198   (a)
        Marvell Technology Group Ltd.......  87,680     1,381,837   (a)
                                                        2,653,035

        SOFTWARE -- 8.6%

        Activision Blizzard Inc............ 119,427     1,252,789
        ArcSight Inc.......................  30,463       682,067   (a)
        Blackboard Inc.....................  22,387       835,707   (a)
        Citrix Systems Inc.................  25,701     1,085,353   (a)
        Rovi Corp..........................  85,517     3,241,949 (a,c)
                                                        7,097,865

        SPECIALTY RETAIL -- 3.8%

        Bed Bath & Beyond Inc..............  28,082     1,041,281   (a)
        O'Reilly Automotive Inc............  31,494     1,497,855 (a,c)
        Urban Outfitters Inc...............  17,375       597,526   (a)
                                                        3,136,662

        TEXTILES, APPAREL & LUXURY GOODS -- 1.6%

        Coach Inc..........................  36,205     1,323,293

        THRIFTS & MORTGAGE FINANCE -- 1.3%

        People's United Financial Inc......  81,283     1,097,320

        TRADING COMPANIES & DISTRIBUTORS -- 0.7%

        MSC Industrial Direct Co...........  11,317       573,319

        WATER UTILITIES -- 1.2%

        American Water Works Company
         Inc...............................  47,605       980,663

        WIRELESS TELECOMMUNICATION SERVICES -- 3.6%
        American Tower Corp................  33,933     1,510,018   (a)
        NII Holdings Inc...................  17,688       575,214   (a)
        Syniverse Holdings Inc.............  43,934       898,450   (a)
                                                        2,983,682

        TOTAL COMMON STOCK
         (COST $75,245,120)................            80,169,135

        ----------------------------------------------------------------
        OTHER INVESTMENTS -- 0.0%*
        ----------------------------------------------------------------
        GEI Investment Fund
         (COST $26,002)....................                22,622   (d)

        TOTAL INVESTMENTS IN SECURITIES
         (COST $75,271,122)................            80,191,757

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

MID-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES        VALUE
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 2.7%
     ---------------------------------------------------------------------
     GE Money Market Fund Institutional
      Class 0.05%
      (COST $2,219,472).....................           $ 2,219,472  (b,d)

     TOTAL INVESTMENTS
      (COST $77,490,594)....................            82,411,229

     LIABILITIES IN EXCESS OF OTHER ASSETS,
      NET -- (0.2)%.........................              (173,643)
                                                       -----------

     NET ASSETS -- 100.0%...................           $82,237,586
                                                       ===========
     ---------------------------------------------------------------------
     OTHER INFORMATION
     ---------------------------------------------------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                      NUMBER    CURRENT
                        EXPIRATION      OF      NOTIONAL    UNREALIZED
      DESCRIPTION          DATE      CONTRACTS   VALUE    (DEPRECIATION)
      -------------------------------------------------------------------
      S&P Midcap 400
       Emini Index
       Futures        September 2010    23     $1,633,000      $(151,633)

See Notes to Schedule of Investments on page 9 and Notes to Financial Statements on page 14.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:

                       ADR  American Depository Receipt

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

MID-CAP EQUITY FUND

                           ---------------------------------------------------------------------------------  -------------
                                                               CLASS 1
                           ---------------------------------------------------------------------------------  -------------
                             6/30/10+     12/31/09       12/31/08       12/31/07       12/31/06    12/31/05     6/30/10+
                           ---------------------------------------------------------------------------------  --------------
INCEPTION DATE                                                                                       5/1/97
Net asset value,
 beginning of period......  $14.82        $10.50         $17.30         $18.19         $19.22        $18.33     $14.81
INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS:
  Net investment
   income.................    0.10          0.09           0.10           0.08           0.23          0.05      (0.05)
  Net realized and
   unrealized
   gains/(losses) on
   investments............  (0.67)          4.26         (6.65)           2.23           1.40          2.11     (0.55)
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS...............  (0.57)          4.35         (6.55)           2.31           1.63          2.16     (0.60)
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income.................      --          0.03           0.05           0.07           0.22          0.06         --
  Net realized gains......      --            --           0.20           3.13           2.44          1.21         --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......      --          0.03           0.25           3.20           2.66          1.27         --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period...................  $14.25        $14.82         $10.50         $17.30         $18.19        $19.22     $14.21
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/......... (3.85)%        41.45%       (37.82)%         12.60%          8.40%        11.74%    (4.05)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (in
   thousands)............. $82,229       $92,374        $81,791       $191,339       $199,311      $229,097         $9
  Ratios to average net
   assets:
    Net investment
     income*..............   0.30%         0.19%          0.29%          0.35%          1.01%         0.24%    (0.11)%
    Net expenses*.........   0.77%/(b)/    0.80%/(b)/     0.73%/(b)/     0.70%/(b)/     0.69%/(b)/    0.70%      1.19%/(b)/
    Gross expenses*.......   0.78%        0.80%//        0.73%//        0.70%//        0.69%//        0.70%     1.19%//
    Portfolio turnover
     rate.................     19%           24%            49%            65%            29%           27%        19%

                           -----------------------------
                               CLASS 4
                           -----------------------------
                             12/31/09       12/31/08
                           ----------------------------
INCEPTION DATE                              5/1/08
Net asset value,
 beginning of period......   $10.51         $16.85
INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS:
  Net investment
   income.................   (0.05)         (0.01)**
  Net realized and
   unrealized
   gains/(losses) on
   investments............     4.35         (6.12)
-------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS...............     4.30         (6.13)
-------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income.................       --           0.01
  Net realized gains......       --           0.20
-------------------------------------------------------
TOTAL DISTRIBUTIONS.......       --           0.21
-------------------------------------------------------
Net asset value, end of
 period...................   $14.81         $10.51
-------------------------------------------------------
TOTAL RETURN/(A)/.........   40.91%       (36.36)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of
   period (in
   thousands).............       $9             $6
  Ratios to average net
   assets:
    Net investment
     income*..............  (0.22)%        (0.05)%
    Net expenses*.........    1.25%/(b)/     1.18%/(b)/
    Gross expenses*.......   1.25%//        1.18%//
    Portfolio turnover
     rate.................      24%            49%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                   MID-CAP
and Liabilities JUNE 30, 2010 (UNAUDITED)                             EQUITY
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $75,245,120)......... $ 80,169,135
  Investments in affiliated securities, at market (cost $26,002)..       22,622
  Short-term affiliated investments (at amortized cost)...........    2,219,472
  Income receivables..............................................       49,303
  Receivable for fund shares sold.................................          123
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   82,460,655
--------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................       23,697
  Payable to GEAM.................................................       81,453
  Accrued other expenses..........................................      110,326
  Variation margin payable........................................        7,593
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      223,069
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 82,237,586
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................   88,941,621
  Undistributed (distribution in excess of) net investment income.      141,653
  Accumulated net realized gain (loss)............................  (11,614,690)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................    4,920,635
    Futures.......................................................     (151,633)
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 82,237,586
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $ 82,228,980
Shares outstanding ($0.01 par value; unlimited shares authorized).    5,771,212
Net asset value per share.........................................       $14.25

CLASS 4:

NET ASSETS........................................................ $      8,606
Shares outstanding ($0.01 par value; unlimited shares authorized).          606
Net asset value per share.........................................       $14.21

See Notes to Financial Statements.

Statement of Operations                                                    MID-CAP
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                         EQUITY
                                                                            FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................ $   485,732
    Interest............................................................         344
    Interest from affliated investments.................................          51
-------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................     486,127
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................     294,819
    Distributors Fees (Note 6)
      Class 4...........................................................          20
    Transfer agent......................................................       8,949
    Directors's fees....................................................       1,514
    Custody and accounting expenses.....................................      20,443
    Professional fees...................................................      11,968
    Registration expenses...............................................       2,131
    Other expenses......................................................      11,555
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................     351,399
-------------------------------------------------------------------------------------
    Add: Expenses reimbursed by the adviser.............................      (1,896)
-------------------------------------------------------------------------------------
    Net expenses........................................................     349,503
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................     136,624
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................   2,796,587
      Futures...........................................................     103,503
      Foreign currency transactions.....................................           4

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................  (6,048,330)
      Futures...........................................................    (161,740)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............  (3,309,976)
-------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(3,173,352)
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                          MID-CAP
Changes in Net Assets                                                                                  EQUITY
                                                                                                        FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                           SIX MONTHS ENDED   YEAR ENDED
                                                                                            JUNE 30, 2010    DECEMBER 31,
                                                                                             (UNAUDITED)         2009
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss).........................................................   $    136,624   $     139,604
    Net realized gain (loss) on investments, futures and foreign currency transactions....      2,900,094      (7,860,484)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency translation............................................     (6,210,070)     36,731,845
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................     (3,173,352)     29,010,965
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................             --        (200,960)
      Class 4.............................................................................             --              --
--------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................             --        (200,960)
--------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................     (3,173,352)     28,810,005
--------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................      3,359,611       1,178,747
      Class 4.............................................................................             --              --
    Value of distributions reinvested
      Class 1.............................................................................             --         200,960
      Class 4.............................................................................             --              --
    Cost of shares redeemed
      Class 1.............................................................................    (10,331,391)    (19,604,175)
      Class 4.............................................................................             --              --
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions.......................................     (6,971,780)    (18,224,468)
--------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................    (10,145,132)     10,585,537

NET ASSETS
  Beginning of period.....................................................................     92,382,718      81,797,181
--------------------------------------------------------------------------------------------------------------------------
  End of period...........................................................................   $ 82,237,586   $  92,382,718
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD............   $    141,653   $       5,029
--------------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold...............................................................................        219,276         100,537
Issued for distributions reinvested.......................................................             --          13,432
Shares redeemed...........................................................................       (682,197)     (1,671,328)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................................       (462,921)     (1,557,359)
--------------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold...............................................................................             --              --
Issued for distributions reinvested.......................................................             --              --
Shares redeemed...........................................................................             --              --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................................             --              --
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund (the "Fund"), Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level
2. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In those circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In those circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

         Cost of        Gross Tax      Gross Tax    Net Tax Appreciation/
      Investments for  Unrealized     Unrealized     (Depreciation) on
       Tax Purposes    Appreciation  Depreciation       Investments
      --------------------------------------------------------------------
       $80,757,756     $12,851,810   $(11,198,337)       $1,653,473

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                               Amount     Expires
                             ----------------------
                             $2,257,504  12/31/2016
                              8,980,011  12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                               Capital  Currency
                               -----------------
                                $--       $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary   Long-Term
                           Income  Capital Gains   Total
                    ---------------------------------------
                    2009  $200,960  $       --   $  200,960
                    2008   366,920   1,548,733    1,915,653

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                   Level 1    Level 2 Level 3    Total
--------------------------------------------------------------------------
Investments in Securities
  Common Stock                   $80,169,135  $    --   $--   $80,169,135
  Other Investments                       --   22,622    --        22,622
  Short-Term Investments           2,219,472       --    --     2,219,472
--------------------------------------------------------------------------
Total Investments in Securities  $82,388,607  $22,622   $--    82,411,229
--------------------------------------------------------------------------
Other Financial Instruments
  Futures Contracts --
   Unrealized Depreciation       $  (151,633) $    --   $--   $  (151,633)

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                        Asset Derivatives June 30, 2010        Liability Derivatives June 30, 2010
                     --------------------------------------- ---------------------------------------
                           Location in the                           Location in
Derivatives not               Statements                           the Statements
accounted for as              of Assets              Fair             of Assets             Fair
hedging instruments        and Liabilities         Value ($)       and Liabilities        Value ($)
under ASC 815        ----------------------------- --------- ---------------------------- ----------
-                    -------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net Assets --              Liabilities, Net Assets --
                     Net unrealized appreciation/            Net unrealized appreciation/
                     (depreciation) on Futures        --     (depreciation) on Futures    (151,633)*
----------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND WITHIN THE COMPONENTS OF NET ASSETS SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES OF THE STATEMENTS OF ASSETS AND LIABILITIES.

Refer to the Schedule of Investments for ending notional value.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                            Total Notional of
Derivatives not accounted         Location in the            Futures/Options          Realized Gain or
for as hedging instruments         Statements of                Contracts          (Loss) on Derivatives
under ASC 815                        Operations            Purchased/(Sold) ($)   Recognized in Income ($)
-----------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures     12,857,649/(10,369,021)         103,503
-----------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                     (161,740)
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the period ended June 30, 2010.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


6. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund.

GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                     Purchases                   Sales
              ---------------------------------------------------
                     $3,962,859                $5,969,012

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statement. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President; Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello

Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, Chief Financial Officer

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND
MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, General Counsel and Secretary

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, Chief Operating Officer

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900


    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

GE Investments Funds, Inc.

Money Market Fund                                  Letter from the Chairman
----------------------------------------------------------------------------

                                     [PHOTO]

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Money Market Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                                      [LOGO]

                                                        GE

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Money Market Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove
Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Money Market Fund

Semi-Annual Report
JUNE 30, 2010


                                     [LOGO]

                                       GE

GE Investments Funds, Inc.

Money Market Fund                                  Contents
------------------------------------------------------------


NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  8

FINANCIAL STATEMENTS

   Financial Highlights.....................................  9

   Statement of Assets and Liabilities...................... 10

   Statement of Operations.................................. 11

   Statements of Changes in Net Assets...................... 12

   Notes to Financial Statements............................ 13

ADDITIONAL INFORMATION...................................... 18

INVESTMENT TEAM............................................. 21

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Money Market Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The peer universe of the underlying annuity funds used for the our peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.


--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Money Market Fund

--------------------------------------------------------------------------------

                                     [PHOTO]
MICHAEL E. MARTINI

THE MONEY MARKET FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ADAM W. ACKERMANN, JAMES C. GANNON AND MICHAEL E. MARTINI. AS LEAD PORTFOLIO MANAGER FOR THE MONEY MARKET FUND, MR. MARTINI HAS OVERSIGHT RESPONSIBILITIES OVER THE FUND.

MICHAEL E. MARTINI IS A VICE PRESIDENT AND A PORTFOLIO MANAGER AT GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE JOINING GE ASSET MANAGEMENT IN MARCH OF 2008. PRIOR TO JOINING GE ASSET MANAGEMENT, MR. MARTINI WAS A VICE PRESIDENT AT CERES CAPITAL PARTNERS LLC, WHERE HE WORKED AT THE FIRM'S TREASURY DESK FROM MARCH 2006 TO JANUARY 2008, AND A SENIOR VICE PRESIDENT AT PACIFIC INVESTMENT MANAGEMENT COMPANY (PIMCO) FROM 1996 TO 2004, WHERE HE WAS A PORTFOLIO MANAGER AT THE FIRM'S MONEY MARKET/SHORT-TERM DESK.

ADAM W. ACKERMANN IS AN ASSISTANT PORTFOLIO MANAGER AT GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE JUNE 2009. HIS RESPONSIBILITIES INCLUDE CASH MANAGEMENT, INCLUDING DAILY MONEY MARKET TRADE EXECUTION, AND TECHNICAL PROJECTS. MR. ACKERMANN JOINED GE ASSET MANAGEMENT IN 2005 THROUGH THE SUMMER INTERNSHIP PROGRAM WORKING WITH THE U.S. EQUITY MID-CAP PORTFOLIO MANAGEMENT TEAM. ADAM THEN JOINED THE FIXED INCOME TEAM AS AN ANALYST, AND IN 2007 BECAME MANAGER OF THE GLOBAL FIXED INCOME TRADING OPERATIONS UNTIL JUNE 2009.

JAMES C. GANNON IS AN ASSISTANT PORTFOLIO MANAGER OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE MONEY MARKET FUND SINCE DECEMBER 2000. SINCE JOINING GE ASSET MANAGEMENT IN 1995, MR. GANNON SERVED IN VARIOUS POSITIONS AT GE ASSET MANAGEMENT INCLUDING TRADE OPERATIONS SPECIALIST IN FIXED INCOME, AND BECAME AN ASSISTANT PORTFOLIO MANAGER IN FEBRUARY 2003.

Q. HOW DID THE MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Class 1 shares of the Money Market Fund returned 0.00%. The 90-day Treasury Bill, the Fund's benchmark, returned 0.06% and the Fund's Morningstar peer group of 105 U.S. Insurance Money Market Taxable funds returned an average of -0.01% for the same period.

Q. DESCRIBE WHAT HAPPENED IN THE U.S. ECONOMY DURING THE SIX-MONTH PERIOD ENDING JUNE 30, 2010?

A. News in the U.S. clearly showed a slowing in economic activity beginning with the employment data reported in May and June. While headline non-farm payroll figures were skewed by census workers added in May and taken away in June, private payrolls declined from an increase of 241,000 in April to an increase of 83,000 in June. The unemployment rate fell in June from 9.7% to 9.5% due mainly to a decline in the participation rate, which was not viewed as a favorable sign. The housing market weakened as new home sales slumped after the $8,000 tax credit offered to first-time homebuyers ended in April. Inflation in the U.S. remained low at just 1.2% reported in May (Personal Consumption Expenditure Core Price Index, year-over-year).

   The Federal Reserve's outlook for slow economic growth and low inflation did not change during the first half of 2010 and therefore the fed funds target rate remained unchanged throughout the six months. In Washington, a finance reform bill intended to overhaul financial regulation was passed by the House of Representatives and awaited action by the Senate, which raised uncertainty around the banking sector.

Q. WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE?

A. Historically low global central bank rates continued to place pressure on the money fund universe. With a view toward a fed funds rate being maintained at 0 to 0.25% for an "extended period", the Fund's average days to maturity were initially extended in an effort to increase yield. The European

--------------------------------------------------------------------------------

                                    [GRAPHIC]

                                      Q&A

   sovereign debt crisis as well as amendments to the rules governing money market funds which impacted liquidity and maturity guidelines caused funding pressures and caused LIBOR rates to begin rising. Average days to maturity were subsequently shortened early in June in anticipation of higher short-term asset yields.

Money Market Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                        BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------
Actual Fund Return**             1,000.00                 1,000.00                 1.14
------------------------------------------------------------------------------------------------
Hypothetical 5% Return
 (2.5% for the period)           1,000.00                 1,023.38                 1.15
------------------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.23% (FOR THE
  PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURN FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WAS: 0.00%.
  PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Money Market Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                  Money Market Fund          90 Day T-Bill
Date                lending value            lending value
-----             ----------------           -------------
Jun 30,2000          $10,000.00               $10,000.00
Dec  1,2000           10,321.49                10,307.16
Dec  1,2001           10,732.92                10,664.00
Dec  1,2002           10,892.28                10,837.89
Dec  1,2003           10,977.33                10,949.19
Dec  1,2004           11,081.10                11,102.22
Dec  1,2005           11,390.70                11,459.35
Dec  1,2006           11,920.09                12,013.11
Dec  1,2007           12,507.08                12,549.35
Dec  1,2008           12,787.48                12,723.42
Dec  1,2009           12,822.38                12,742.34
Jun  1,2010           12,822.38                12,750.38


                                    [GRAPHIC]



INVESTMENT PROFILE

A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                             SIX     ONE   FIVE  TEN     ENDING VALUE OF A
                           MONTHS++  YEAR  YEAR  YEAR  $10,000 INVESTMENT (A)
   --------------------------------------------------------------------------
   Money Market              0.00%   0.02% 2.73% 2.52%         12,822
   --------------------------------------------------------------------------
   90 Day T-Bill             0.06%   0.12% 2.53% 2.46%         12,750
   --------------------------------------------------------------------------
   Morningstar peer group
    average*                -0.01%   0.01% 2.59% 2.35%
   --------------------------------------------------------------------------
   Inception date                   7/1/85
   --------------------------------------------------------------------------

--------------------------------------------------------------------------------
FUND YIELD AT JUNE 30, 2010
--------------------------------------------------------------------------------

                                    FUND  MONEY FUND REPORT**
                  -------------------------------------------
                  7-day current    0.00%+        0.09%
                  -------------------------------------------
                  7-day effective  0.00%         0.09%
                  -------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.
EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT COULD BE SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.
+ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY
  REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2010. ++TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 IS NOT ANNUALIZED.
**IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD FOR ALL MAJOR MONEY MARKET
  FUNDS.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX-MONTHS, ONE YEAR, FIVE-YEAR, AND TEN-YEAR PERIODS INDICATED IN THE U.S. INSURANCE MONEY MARKET TAXABLE PEER GROUP CONSISTING OF 93, 105, 104 AND 99 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

MONEY MARKET FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                               MONEY MARKET FUND

Portfolio Composition based on a Market Value of $315,427 (in thousands) as of June 30, 2010

                                     [CHART]

Commercial Paper                      25.6%
Certificates of Deposit               25.1%
Agency                                14.3%
Repurchase Agreements                 13.9%
Corporate Notes                       13.6%
U.S. Treasury                          4.1%
Time Deposit                           3.4%



                                              PRINCIPAL    AMORTIZED
                                                 AMOUNT         COST
               SHORT-TERM INVESTMENTS -- 100.2% +
               ------------------------------------------------------------

               U.S. TREASURY -- 4.1%

               U.S. Treasury Notes
                0.88%         02/28/11..... $ 6,000,000  $ 6,023,173
                5.75%         08/15/10.....   6,950,000    6,997,867
                                                          13,021,040

               AGENCY -- 14.4%

               Federal Home Loan Bank
                4.70%         08/10/10.....   1,550,000    1,557,542
               FHLB Disc Corp
                0.14%         08/13/10.....   9,700,000    9,698,378 /(a)/
                0.15%         07/30/10.....   2,900,000    2,899,650 /(a)/
               FNMA Discount Note
                0.16%         08/02/10.....   3,200,000    3,199,559 /(a)/
                0.20%         07/14/10.....   4,100,000    4,099,704 /(a)/
                0.30%         10/06/10.....  12,250,000   12,240,289 /(a)/
               Freddie Discount
                0.18%         07/27/10.....   6,400,000    6,399,168 /(a)/
               Freddie Mac
                0.19%         07/12/10.....   5,100,000    5,099,992 /(a)/
                                                          45,194,282

               COMMERCIAL PAPER -- 25.7%

               Allied Irish Banks NA
                0.77%         07/09/10.....   8,050,000    8,048,623 /(a)/
               Australia & NZ Banking Group
                0.50%         09/20/10.....   6,750,000    6,742,406 /(a)/
               Banco Bilbao Viz London
                0.32%         07/16/10.....   6,400,000    6,399,173 /(a)/
               Commonwealth Bk Australia
                0.51%         08/30/10.....   9,850,000    9,841,627 /(a)/
               Danske Corp.
                0.39%         08/20/10.....   6,500,000    6,496,479 /(a)/

                                                    PRINCIPAL   AMORTIZED
                                                       AMOUNT        COST

               HSBC USA Inc.
                0.27%             07/13/10....... $ 6,100,000 $ 6,099,461 /(a)/
               Nordea North America
                0.34%             08/04/10.......   7,000,000   6,997,785 /(a)/
                0.58%             11/18/10.......   2,700,000   2,693,910 /(a)/
               Procter & Gamble International Fn
                0.17%             07/15/10.......   9,400,000   9,399,379 /(a)/
               Societe Generale N Amer
                0.43%             07/06/10.......   3,800,000   3,799,773 /(a)/
                0.47%             08/05/10.......   7,100,000   7,096,756 /(a)/
               UBS Finance Delaware LLC
                0.16%             07/02/10.......   7,250,000   7,249,968 /(a)/
                                                               80,865,340

               REPURCHASE AGREEMENTS -- 14.0%

               Barclays Bank US Treasury Repo
                0.01% dated 06/30/10, to be
                repurchased at $6,700,002 on
                07/01/10 collateralized by
                $6,834,082 U.S. Treasury Securities
                Bonds, 5.00%, maturing 05/15/37.
                07/01/10........                    6,700,000   6,700,000 /(a)/

               Goldman Sachs Gov Agcy Repo
                0.02% dated 06/30/10, to be
                repurchased at $29,800,017 on
                07/01/10 collateralized by
                $30,396,485 U.S. Treasury Securities
                Agency Bonds, 1.25%, maturing
                05/07/12.
                07/01/10.........                  29,800,000  29,800,000 /(a)/

               HSBC Gov Agcy Repo
                0.01% dated 06/30/10, to be
                repurchased at $590,000 on
                07/01/10 collateralized by $604,465
                U.S. Government Agency Bonds,
                3.63%, maturing 08/15/19.
                07/01/10.........                     590,000     590,000 /(a)/

               JPM Chase Gov Agcy Repo
                0.00% dated 06/30/10, to be
                repurchased at $6,800,000 on
                07/01/10 collateralized by
                $6,939,328 U.S. Government Agency
                Bonds, 3.00%, maturing 02/28/17.
                07/01/10.........................   6,800,000   6,800,000 /(a)/
                                                               43,890,000

               CORPORATE NOTES -- 13.6%

               Abbey National Treasury Services
                0.42%             02/25/11.......  10,500,000  10,500,000 /(a)/
               Bank of Nova Scotia Houston
                0.35%             12/17/10.......   3,000,000   3,000,000 /(a)/
               Barclays Bank PLC NY
                0.49%             11/03/10.......   4,900,000   4,900,000 /(a)/
               Goldman Sachs Group Inc FDIC
                1.04%             12/03/10.......   5,750,000   5,763,533 /(a)/
               Intl Bk Recon & Develop
                0.39%             07/13/11.......   3,950,000   3,950,000 /(a)/

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

MONEY MARKET FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                             PRINCIPAL     AMORTIZED
                                                AMOUNT          COST

              Rabobank Nederland NY
               0.29%          07/23/10.... $ 4,100,000 $  4,099,971  /(a)/
              Royal Bank of Canada NY
               0.35%          02/24/11....   3,500,000    3,500,000  /(a)/
              Westpac Banking Corp NY
               0.31%          10/06/10....   7,100,000    7,099,370  /(a)/
                                                         42,812,874

              TIME DEPOSIT -- 3.3%

              Bank of Ireland
               0.27%          07/01/10....  10,390,000   10,390,000
              State Street Corp.
               0.01%          07/01/10....     152,248      152,248  /(b)/
                                                         10,542,248

              CERTIFICATES OF DEPOSIT -- 25.1%

              Banco Bilbao Viz Arg NY
               0.31%          07/26/10....   4,800,000    4,799,917  /(a)/
              Bank of Montreal Chicago
               0.30%          07/23/10....   8,250,000    8,250,000  /(a)/
              Barclays Bank PLC NY
               0.30%          07/15/10....   5,450,000    5,450,000  /(a)/
              BNP Paribas NY
               0.24%          07/01/10....   7,450,000    7,450,000  /(a)/
               0.44%          08/03/10....   3,000,000    3,000,000  /(a)/
              Calyon NY
               0.33%          07/07/10....  13,000,000   13,000,000  /(a)/
              Credit Suisse NY
               0.30%          07/15/10....   3,100,000    3,100,000  /(a)/
              Deutsche Bank Ag NY
               0.30%          07/20/10....   6,800,000    6,800,000  /(a)/
              Rabobank Nederland NY
               0.52%          09/14/10....   5,100,000    5,101,259  /(a)/
              Royal Bank of Scotland CT
               0.37%          07/09/10....   6,050,000    6,050,000  /(a)/
              Svenska Handelsbanken NY
               0.28%          07/14/10....   3,800,000    3,800,007  /(a)/
               0.45%          08/20/10....   5,900,000    5,900,000  /(a)/
              Toronto-Dominion Bank NY
               0.54%          11/19/10....   6,400,000    6,400,000  /(a)/
                                                         79,101,183

              TOTAL SHORT-TERM INVESTMENTS
               (COST $315,426,967)........              315,426,967

              LIABILITIES IN EXCESS OF OTHER
               ASSETS, NET -- (0.2)%                       (705,188)
                                                       ------------
              NET ASSETS -- 100.0%........             $314,721,779
                                                       ============

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Coupon amount represents effective yield.

(b)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

+  Percentages are based on net assets as of June 30, 2010.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

MONEY MARKET FUND

                                            -----------------------------------------------------
                                            6/30/10+ 12/31/09 12/31/08 12/31/07 12/31/06 12/31/05
                                            -----------------------------------------------------
INCEPTION DATE                                                                             7/1/85
Net asset value, beginning of period.......    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................       --       --     0.02     0.05     0.05     0.03
  Net realized and unrealized
   gains (losses) on investments...........       --       --       --       --       --       --
-------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
 INVESTMENT OPERATIONS.....................       --       --     0.02     0.05     0.05     0.03
-------------------------------------------------------------------------------------------------
LESS: DISTRIBUTIONS FROM:
  Net investment income....................       --       --     0.02     0.05     0.05     0.03
  Net realized gains.......................       --       --       --       --       --       --
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................       --       --     0.02     0.05     0.05     0.03
-------------------------------------------------------------------------------------------------
Net asset value, end of period.............    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------------------
TOTAL RETURN/(A) /.........................    0.00%    0.27%    2.24%    4.92%    4.65%    2.79%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $314,722 $326,072 $547,554 $340,690 $279,622 $250,149
  Ratios to average net assets:
    Net investment income*.................    0.00%    0.32%    2.15%    4.81%    4.58%    2.74%
    Net expenses*..........................    0.23%    0.43%    0.45%    0.48%    0.49%    0.49%
    Gross expenses*........................    0.51%    0.47%    0.45%    0.48%    0.49%    0.49%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower. Past performance does not guarantee future results.
* Annualized for periods less than one year.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                   MONEY
and Liabilities JUNE 30, 2010 (UNAUDITED)                             MARKET
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Short-term Investments at fair value (cost $315,426,967)........  315,426,967
  Income receivables..............................................      297,066
  Receivable for fund shares sold.................................       67,793
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  315,791,826
--------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................      936,350
  Payable to GEAM.................................................      656,386
  Accrued other expenses..........................................     (522,689)
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................    1,070,047
--------------------------------------------------------------------------------
NET ASSETS........................................................ $314,721,779
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  314,907,764
  Accumulated net realized gain (loss)............................     (185,985)
--------------------------------------------------------------------------------
NET ASSETS........................................................ $314,721,779
--------------------------------------------------------------------------------

NET ASSETS........................................................ $314,721,779
Shares outstanding ($0.01 par value; unlimited shares authorized).  314,899,166
Net asset value per share.........................................        $1.00

See Notes to Financial Statements.

 Statement of Operations                                              MONEY
 FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                   MARKET
                                                                       FUND
 -----------------------------------------------------------------------------

 INVESTMENT INCOME
   INCOME:
     Interest...................................................... $ 355,800
 -----------------------------------------------------------------------------
   TOTAL INCOME....................................................   355,800
 -----------------------------------------------------------------------------

   EXPENSES:
     Advisory and administrative fees..............................   698,378
     Transfer agent................................................        30
     Director's fees...............................................     7,631
     Custody and accounting expenses...............................    25,713
     Professional fees.............................................    24,778
     Registration expenses.........................................     4,221
     Other expenses................................................    38,289
 -----------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT..................   799,040
 -----------------------------------------------------------------------------
     Less: Expenses waived or borne by the adviser.................  (443,240)
 -----------------------------------------------------------------------------
     Net expenses..................................................   355,800
 -----------------------------------------------------------------------------
   NET INVESTMENT INCOME...........................................        --
 -----------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

     REALIZED GAIN (LOSS) ON:
       Investments.................................................     1,700
 -----------------------------------------------------------------------------
     Net realized and unrealized gain (loss) on investments........     1,700
 -----------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS. $   1,700
 -----------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                MONEY
Changes in Net Assets                                                                       MARKET
                                                                                             FUND
---------------------------------------------------------------------------------------------------------------
                                                                                SIX MONTHS ENDED   YEAR ENDED
                                                                                 JUNE 30, 2010    DECEMBER 31,
                                                                                  (UNAUDITED)         2009
---------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income.....................................................   $         --   $   1,361,258
    Net realized gain (loss) on investments....................................          1,700          24,246
---------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations....................................          1,700       1,385,504
---------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income (loss)...............................................             --      (1,362,973)
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS..........................................................             --      (1,362,973)
---------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions..........          1,700          22,531
---------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares...............................................     72,797,062      97,640,479
    Value of distributions reinvested..........................................             --       1,362,974
    Cost of shares redeemed....................................................    (84,149,350)   (320,507,263)
---------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions............................    (11,352,288)   (221,503,810)
---------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS......................................    (11,350,588)   (221,481,279)

NET ASSETS
  Beginning of period..........................................................    326,072,367     547,553,646
---------------------------------------------------------------------------------------------------------------
  End of period................................................................   $314,721,779   $ 326,072,367
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.   $         --   $          --
---------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES
Shares sold....................................................................     72,797,062      97,640,479
Issued for distributions reinvested............................................             --       1,362,974
Shares redeemed................................................................    (84,149,350)   (320,507,263)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares.........................................    (11,352,288)   (221,503,810)
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund (the "Fund") and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

All portfolio securities of the Money Market Fund of sufficient quality rating are valued on the basis of amortized cost, which approximates value and these are included in Level 2.

It is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances.

The Fund's income, expenses and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's Custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                           Net Tax
                                                        Appreciation/
           Cost of        Gross Tax       Gross Tax     (Depreciation)
        Investments for   Unrealized      Unrealized          on
         Tax Purposes    Appreciation    Depreciation    Investments
        ---------------------------------------------------------------
         $315,426,967        $--             $--             $--

As of December 31, 2009, the Fund has capital loss carryovers as indicated below. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, the Fund utilized $24,246 of prior year capital loss carryovers.

                               Amount   Expires
                              -------------------
                              $ 39,623 12/31/2010
                               148,062 12/31/2016

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund incurred no such losses after October 31, 2009.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary    Long-Term
                           Income   Capital Gains   Total
                   -----------------------------------------
                   2009  $1,362,973      $--      $1,362,973
                   2008   9,576,393       --       9,576,393

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares net investment income dividends daily and pays them monthly. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:


                                  Level 1   Level 2    Level 3    Total
    -----------------------------------------------------------------------
    Short-Term Investments
      U.S. Treasury                 $--   $ 13,021,040   $--   $ 13,021,040
      Agency                         --     45,194,282    --     45,194,282
      Commercial Paper               --     80,865,340    --     80,865,340
      Repurchase Agreements          --     43,890,000    --     43,890,000
      Corporate Notes                --     42,812,874    --     42,812,874
      Time Deposit                   --     10,542,248    --     10,542,248
      Certificates of Deposit        --     79,101,183    --     79,101,183
    -----------------------------------------------------------------------
    Total Short-Term Investments    $--   $315,426,967   $--   $315,426,967
    -----------------------------------------------------------------------

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effect for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                                          Annualized based on
                                        average daily net assets
 -------------------------------------------------------------------------------
                                Average Daily               Advisory and
                                  Net Assets               Administration
                                   of Fund                      Fees
 -------------------------------------------------------------------------------
    Money Market Fund         First $100 million                .50%
                              Next $100 million                 .45%
                              Next $100 million                 .40%
                              Next $100 million                 .35%
                              Over $400 million                 .30%

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

5. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the Fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Senior Vice President and Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


                                     [LOGO]

                                       GE

GE Investments Funds, Inc.

Premier Growth Equity Fund                         Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove

MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Premier Growth Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Premier Growth Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove
Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Premier Growth Equity Fund

Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Premier Growth Equity Fund                         Contents
------------------------------------------------------------


NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  8

FINANCIAL STATEMENTS

   Financial Highlights.....................................  9

   Statement of Assets and Liabilities...................... 10

   Statement of Operations.................................. 11

   Statements of Changes in Net Assets...................... 12

   Notes to Financial Statements............................ 13

ADDITIONAL INFORMATION...................................... 21

INVESTMENT TEAM............................................. 24

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Premier Growth Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Russell* 1000 Growth(R) Index is also an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each index.


The peer universe of the underlying annuity funds used for the peer group average total annual return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.


--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.
* RUSSELL INVESTMENT GROUP OWNS THE RUSSELL INDEX DATA, INCLUDING ALL APPLICABLE TRADEMARKS AND COPYRIGHTS, USED BY GEAM IN THESE MATERIALS. ANY UNAUTHORIZED USE OR REDISTRIBUTION OF SUCH RUSSELL INDEX DATA IS STRICTLY PROHIBITED. RUSSELL INVESTMENT GROUP IS NOT RESPONSIBLE FOR THE CONFIGURATION OF THIS MATERIAL OR FOR ANY INACCURACY IN GEAM'S PRESENTATION THEREOF.

Premier Growth Equity Fund

--------------------------------------------------------------------------------


DAVID B. CARLSON

THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. MR. CARLSON IS CHIEF INVESTMENT OFFICER -- U.S. EQUITIES AT GE ASSET MANAGEMENT. HE CO-MANAGES THE OVERALL U.S. EQUITY INVESTMENTS FOR GE ASSET MANAGEMENT AND HAS MANAGED THE FUND SINCE ITS COMMENCEMENT. MR. CARLSON JOINED GE ASSET MANAGEMENT IN 1982 AS A SECURITIES ANALYST FOR INVESTMENT OPERATIONS. HE BECAME A VICE PRESIDENT FOR MUTUAL FUND PORTFOLIOS IN 1987, A SENIOR VICE PRESIDENT IN 1989, AND AN EXECUTIVE VICE PRESIDENT IN 2003.

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARKS AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six month period ended June 30, 2010, the Premier Growth Equity Fund returned -8.71% for Class 1 shares and -8.91% for Class 4 shares. The S&P 500 Index and the Russell 1000 Growth Index, the Fund's benchmarks, returned -6.65% and -7.64% respectively, and the Fund's Morningstar peer group of 432 US Insurance Large Growth funds returned an average of -8.12% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. The six-months ended June 30, 2010 presented U.S. equity investors with an extremely challenging market environment, as the investment climate changed strikingly in the middle of the period. In the first three months, the U.S. and global economies continued their gradual recovery, which was, for the most part, reflected by further gains in U.S. stock prices. In this environment, the S&P 500 advanced over 5%. However, beginning in April concerns grew that Europe's debt crisis would halt the recovery, and the markets witnessed a rise in risk aversion. Stocks tumbled after reaching a peak in mid April, and defensively positioned sectors performed best. From April through June the S&P 500 declined over 11%.

   In the six-month period, telecommunication and utilities stocks went from being the worst performers, to the best performing sectors in the S&P 500. Similarly, the performance of financials stocks flip-flopped as the mood turned from euphoria to fear: financials made double-digit gains (+11%) in the first three months of the period, and double digit losses (-13%) from April 1 through June 30. Concerns surrounding financial sector reform and the Goldman Sachs civil fraud suit also pressured the sector. All the while, U.S. central bank reassurances that interest rates would remain low and improving corporate earnings worked to pare U.S. equity losses in the second half of the period.

   In the end, every single S&P 500 sector declined during the half-year period, with the worst returns among the materials (-12%), energy (-12%) and technology (-11%) sectors. Materials and energy were affected by growth concerns, a strengthening dollar which weighed on commodities and the catastrophic BP oil well explosion in the Gulf of Mexico. The industrials (-1%), consumer discretionary (-2%) and consumer staples (-3%) sectors held up the best in the schizophrenic market environment. In general, small cap companies outperformed large caps, with S&P 500 stocks below $3 billion in market cap returning -0.6% versus returns of -8% for stocks over $10 billion in market cap. Our large-cap focus detracted from returns in this environment.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. In the first half of the period, the Fund --positioned for economic recovery --outperformed the market. However it gave back those excess returns in the volatile trading environment and risk aversion in the last three months. The Fund's overweight in the lagging tech sector weighed on returns, although we continued to find interesting values there, with many innovative companies trading at or below market-multiples. Underweighting industrials and consumer staples also negatively impacted returns.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




   In terms of positive drivers, the Fund's consumer discretionary, health care, telecommunications and utilities holdings added to performance returns. Within consumer discretionary, the media stocks contributed the most, driven by gains in Liberty Global (+19% on the successful sale of its Jupiter Telecom stake) and DirecTV (+2%). The Fund successfully navigated regulatory developments in the health care sector, as home oxygen provider Lincare (+31%) and Express Scripts (+9%) proved insulated from regulatory concerns -- Lincare benefiting from favorable demographic trends and Express Scripts enjoying enhanced profitability as generic-drug use proliferates. American Tower (+3% on strong secular growth trends for wireless data transmission) drove the Fund's telecom sector gains, and Baidu (+66% amid potential share gains as Google exited China) was a standout among our tech holdings.

   In an extremely volatile investing environment for financials, the Fund's holdings in that sector were a key driver of underperformance versus the S&P
   500. State Street and Goldman Sachs declined the most --both down 22%. State Street had rallied approximately 11% through April 12/th/ this year, before suffering a significant decline on weak first quarter earnings and guidance. Also in mid-April, the SEC's civil fraud case hit Goldman Sachs -- the company that weathered the U.S. financial crisis on the excellence of its risk management and balance sheet protection, only to get caught in the crosshairs of the regulators on the eve of financial re-regulation. We maintained our Goldman position, believing its next catalyst could be a settlement, which might help the company regain its premium to book value as a capital markets leader/share gainer.

   The technology and materials sectors also weighed on Fund returns driven by declines in Monsanto (-43%), Qualcomm (-28%), Western Union (-20%), Research in Motion (-27%) and Visa (-19%). Weakness in Monsanto's chemicals business (i.e., Round-Up herbicide price declines driven by a flood of cheap Chinese generics), was the main driver of the stock's pullback. We continued to own Monsanto on our belief that expectations have been reset and for its higher-growth genetically modified seeds and traits business which has historically been a more significant earnings diver. Double-dip recession fears pressured the tech holdings, with Qualcomm and Western Union providing disappointing earnings outlooks. Blackberry maker, Research in Motion was overshadowed by Apple's splashy iPhone 4 launch, although we continued to believe there was room for more than one leadership company in the rapid-growth wireless communications market. Finally, Visa lagged amid slowdown fears and financial reform uncertainties. We added to these core tech holdings on weakness during the period.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. Despite the wall of worry that emerged, we were not ready to fall into the double-dip recession camp at the end of the period. In fact we believed that much of the late-period selling was overdone, as fundamentals seemed fairly intact among the companies we owned and followed. Therefore we remained positioned for a slow-economic growth environment by consistently employing our bottom-up process of seeking high quality stocks that we believe can generate double-digit earnings growth.

   We ended the period with 36 stocks in the Fund, consistent with our history. The largest sector weighting remained technology at approximately 32% of the Fund -- as we continued to like tech company financial conditions, global business models and valuations. There were few changes in the portfolio during the period, although we initiated a switch within technology, beginning a position in Apple and eliminating Molex. We eliminated our position in deepwater driller, Transocean (-13%), after the tragic Deepwater Horizon accident in the Gulf of Mexico, selling before absorbing the full extent of its fall. Although we do not believe Transocean was responsible for the disaster, they leased the rig to BP and provided services. We replaced Transocean with Southwestern Energy -- a natural gas and oil developer and producer with a strong production growth outlook. On the margin, we modestly decreased our exposure within financials and consumer discretionary, and added to our holdings within healthcare (e.g., Express Scripts, Medtronic and Gilead).

Premier Growth Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, distribution and service fees (for shareholders of Class 4) administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

----------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------
    Class 1              1,000.00                   912.91                 4.03
    Class 4              1,000.00                   910.89                 6.11
----------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,020.37                 4.26
    Class 4              1,000.00                 1,018.23                 6.46
----------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.85% FOR CLASS
  1 SHARES AND 1.29% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: -8.71% FOR CLASS 1 SHARES, AND -8.91% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Premier Growth Equity Fund

--------------------------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                            [CHART]

           Premier Growth Equity Fund     S&P 500 Index      Russell 1000 Growth
           --------------------------     --------------     -------------------
06/00          10,000.00                    10,000.00             10,000.00
12/00           9,527.58                     9,123.06              7,434.53
12/01           8,656.89                     8,036.32              5,917.28
12/02           6,837.63                     6,260.14              4,268.36
12/03           8,814.67                     8,058.57              5,538.81
12/04           9,434.47                     8,935.45              5,887.40
12/05           9,556.39                     9,374.94              6,197.37
12/06          10,423.04                    10,855.47              6,760.82
12/07          10,979.24                    11,452.03              7,560.40
12/08           6,954.51                     7,215.03              4,654.12
12/09           9,648.80                     9,124.45              6,385.50
06/10           8,808.47                     8,517.29              5,897.36



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 12/12/97)
--------------------------------------------------------------------------------

                              SIX    ONE    FIVE   TEN     ENDING VALUE OF A
                            MONTHS+  YEAR   YEAR   YEAR  $10,000 INVESTMENT (A)
-------------------------------------------------------------------------------
Premier Growth Equity Fund  -8.71%   7.71% -0.78% -1.26%         8,808
-------------------------------------------------------------------------------
S&P 500 Index               -6.65%  14.43% -0.79% -1.59%         8,517
-------------------------------------------------------------------------------
Russell 1000 Growth         -7.64%  13.62%  0.38% -5.14%         5,897
-------------------------------------------------------------------------------
Morningstar peer group
 average*                   -8.12%  13.17% -0.42% -3.67%
-------------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                            [GRAPHIC]

           Premier Growth Equity Fund     S&P 500 Index     Russell 1000 Growth
           -------------------------      -------------     -------------------
05/01/08         10,000.00                   10,000.00          10,000.00
06/08             9,351.76                    9,275.57           9,619.62
09/08             8,800.31                    8,499.21           8,433.61
12/08             6,350.73                    6,634.20           6,511.85
03/09             6,203.38                    5,903.65           6,243.51
06/09             7,451.70                    6,844.05           7,262.46
09/09             8,406.70                    7,912.13           8,277.02
12/09             8,772.32                    8,389.91           8,934.32
03/10             9,292.11                    8,841.83           9,349.09
06/10             7,990.59                    7,831.63           8,251.32



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Premier Growth Equity Fund       -8.91%   7.23%   -9.83%          7,991
--------------------------------------------------------------------------------
S&P 500 Index                    -6.65%  14.43%  -10.68%          7,832
--------------------------------------------------------------------------------
Russell 1000 Growth              -7.64%  13.62%   -8.50%          8,251
--------------------------------------------------------------------------------
Morningstar peer group average*  -8.12%  13.17%
--------------------------------------------------------------------------------

INVESTMENT PROFILE
                                                                  [GRAPHIC]
A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income by investing at least 80% of its net assets under normal circumstances in common and preferred stocks and other types of equity securities. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $1 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $40,868 (in thousands)

                 [CHART]

Information Technology           32.1%
Consumer Discretionary           16.3%
Healthcare                       15.4%
Financials                       12.7%
Industrials                       5.4%
Energy                            4.9%
Consumer Staples                  4.4%
Telecommunication Services        3.8%
Short-Term                        3.0%
Materials                         2.0%
Other Investments                 0.0%**


TOP TEN LARGEST HOLDINGS++
AS OF JUNE 30, 2010
as a % of Market Value

--------------------------------------------------------------------------------

                          PepsiCo Inc.           4.39%
                          ----------------------------
                          Amgen Inc.             4.01%
                          ----------------------------
                          Liberty Global Inc.    3.96%
                          ----------------------------
                          The Western Union Co.  3.92%
                          ----------------------------
                          DIRECTV                3.82%
                          ----------------------------
                          American Tower Corp.   3.76%
                          ----------------------------
                          CME Group Inc.         3.74%
                          ----------------------------
                          QUALCOMM Inc.          3.68%
                          ----------------------------
                          Schlumberger Ltd.      3.60%
                          ----------------------------
                          Visa Inc.              3.25%
                          ----------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE LARGE GROWTH PEER GROUP CONSISTING OF 432, 430, 372 AND 273 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**LESS THAN 0.1%.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 ARE NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                          PREMIER GROWTH EQUITY FUND


                                              NUMBER
                                           OF SHARES        VALUE
      COMMON STOCK -- 97.3% +
      -----------------------------------------------------------------------

      BEVERAGES -- 4.4%

      PepsiCo Inc.........................  29,421   $  1,793,210

      BIOTECHNOLOGY -- 5.7%

      Amgen Inc...........................  31,119      1,636,859      /(a)/
      Gilead Sciences Inc.................  20,368        698,215      /(a)/
                                                        2,335,074

      CAPITAL MARKETS -- 6.0%

      State Street Corp...................  33,947      1,148,088      /(c)/
      The Goldman Sachs Group Inc.........   9,845      1,292,353
                                                        2,440,441

      CHEMICALS -- 2.1%

      Monsanto Co.........................  18,105        836,813

      COMMERCIAL SERVICES & SUPPLIES -- 2.7%

      Iron Mountain Inc...................  48,092      1,080,146

      COMMUNICATIONS EQUIPMENT -- 8.7%

      Cisco Systems Inc...................  60,540      1,290,107    /(a,d)/
      QUALCOMM Inc........................  45,829      1,505,024
      Research In Motion Ltd..............  15,276        752,496      /(a)/
                                                        3,547,627

      COMPUTERS & PERIPHERALS -- 2.9%

      Apple Inc...........................   4,635      1,165,842      /(a)/

      DIVERSIFIED FINANCIAL SERVICES -- 3.7%

      CME Group Inc.......................   5,432      1,529,380

      ELECTRONIC EQUIPMENT, INSTRUMENTS &
       COMPONENTS -- 1.7%

      Corning Inc.........................  43,566        703,591

      ENERGY EQUIPMENT & SERVICES -- 3.6%

      Schlumberger Ltd....................  26,592      1,471,601

      HEALTHCARE EQUIPMENT & SUPPLIES -- 2.9%

      Medtronic Inc.......................  32,251      1,169,744

      HEALTHCARE PROVIDERS & SERVICES -- 6.8%

      Express Scripts Inc.................  26,026      1,223,743      /(a)/
      Lincare Holdings Inc................  28,289        919,675      /(a)/
      VCA Antech Inc......................  26,026        644,404      /(a)/
                                                        2,787,822

                                               NUMBER
                                            OF SHARES        VALUE

     HOTELS, RESTAURANTS & LEISURE -- 1.3%

     Carnival Corp.........................   18,105  $    547,495

     INSURANCE -- 1.3%

     Aflac Inc.............................   12,221       521,470

     INTERNET SOFTWARE & SERVICES -- 4.3%

     Baidu Inc. ADR........................   13,390       911,591      /(a)/
     eBay Inc..............................   43,000       843,230      /(a)/
                                                         1,754,821

     IT SERVICES -- 9.1%

     Paychex Inc...........................   29,987       778,762
     The Western Union Co..................  107,500     1,602,825
     Visa Inc..............................   18,784     1,328,968
                                                         3,710,555

     MACHINERY--2.8%

     Dover Corp............................   27,158     1,134,933

     MEDIA -- 9.2%

     Comcast Corp..........................   33,382       548,466
     DIRECTV...............................   46,056     1,562,220      /(a)/
     Liberty Global Inc....................   62,237     1,617,540      /(a)/
                                                         3,728,226

     OIL, GAS & CONSUMABLE FUELS -- 1.3%

     Southwestern Energy Co................   13,579       524,693      /(a)/

     REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.7%

     CB Richard Ellis Group Inc............   51,713       703,814      /(a)/

     SOFTWARE -- 5.5%

     Intuit Inc............................   32,816     1,141,012    /(a,d)/
     Microsoft Corp........................   48,092     1,106,597      /(d)/
                                                         2,247,609

     SPECIALTY RETAIL -- 5.8%

     Bed Bath & Beyond Inc.................   33,947     1,258,755      /(a)/
     Lowe's Companies Inc..................   54,316     1,109,133
                                                         2,367,888

     WIRELESS TELECOMMUNICATION SERVICES -- 3.8%

     American Tower Corp...................   34,513     1,535,828      /(a)/

     TOTAL COMMON STOCK
      (COST $41,483,331)...................             39,638,623

     -------------------------------------------------------------------------
     OTHER INVESTMENTS -- 0.0%*
     -------------------------------------------------------------------------
     GEI Investment Fund
      (COST $3,491)........................                  3,037      /(e)/

     TOTAL INVESTMENTS IN SECURITIES
      (COST $41,486,822)...................             39,641,660

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

PREMIER GROWTH EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES         VALUE
    ------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS -- 3.0%
    ------------------------------------------------------------------------
    GE Money Market Fund Institutional
     Class 0.05%
     (COST $1,226,449).....................           $  1,226,449  /(b,e)/

    TOTAL INVESTMENTS
     (COST $42,713,271)....................             40,868,109

    LIABILITIES IN EXCESS OF OTHER ASSETS,
     NET -- (0.3)%.........................               (122,692)
                                                      ------------

    NET ASSETS -- 100.0%...................           $ 40,745,417
                                                      ============

    ------------------------------------------------------------------------
    OTHER INFORMATION
    ------------------------------------------------------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                        NUMBER   CURRENT
                                          OF     NOTIONAL   UNREALIZED
       DESCRIPTION     EXPIRATION DATE CONTRACTS  VALUE   (DEPRECIATION)
       -----------------------------------------------------------------
       S&P 500 Emini
        Index Futures  September 2010      2     $102,660    $(8,269)

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


                       ADR  American Depository Receipt.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                  ---------------------------------------------------------------------  ------------
                                                                CLASS 1
                                  ---------------------------------------------------------------------  ------------
                                    6/30/10+     12/31/09       12/31/08    12/31/07 12/31/06 12/31/05     6/30/10+
                                  ---------------------------------------------------------------------  -------------
INCEPTION DATE                                                                                12/12/97
Net asset value, beginning
 of period.......................  $64.30        $46.49         $78.95       $82.17    $75.65   $74.95    $64.30
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)........................    0.01          0.20           0.30         0.23      0.35     0.24    (0.29)
  Net realized and unrealized
   gains/(losses) on
   investments...................  (5.61)         17.81        (29.32)         4.19      6.51     0.73    (5.44)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........  (5.60)         18.01        (29.02)         4.42      6.86     0.97    (5.73)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........      --          0.20           0.26         0.23      0.34     0.27        --
  Return of capital..............      --            --           0.01           --        --       --        --
  Net realized gains.............      --          0.00           3.17         7.41        --       --        --
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............      --          0.20           3.44         7.64      0.34     0.27        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...  $58.70        $64.30         $46.49       $78.95    $82.17   $75.65    $58.57
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................ (8.71)%        38.74%       (36.66)%        5.34%     9.07%    1.29%   (8.91)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $40,737       $48,620        $43,308      $94,720  $110,538 $126,682        $8
  Ratios to average net assets:
    Net investment income *......   0.03%         0.33%          0.36%        0.24%     0.41%    0.30%    -0.41%
    Net expenses *...............   0.85%/(b)/    0.90%/(b)/     0.76%/(b)/   0.72%     0.71%    0.71%     1.29%/(b)/
    Gross expenses *.............   0.86%        0.90%//        0.76%//       0.72%     0.71%    0.71%     1.30%
    Portfolio turnover rate......     10%           18%            23%          29%       27%      34%       10%

                                  ---------------------------
                                      CLASS 4
                                  ---------------------------
                                   12/31/09      12/31/08
                                  --------------------------
INCEPTION DATE                                   5/1/08
Net asset value, beginning
 of period.......................  $46.55        $78.52
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income
   (loss)........................  (0.16)          0.02**
  Net realized and unrealized
   gains/(losses) on
   investments...................   17.91       (28.75)
------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........   17.75       (28.73)
------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........    0.00          0.06
  Return of capital..............      --          0.01
  Net realized gains.............    0.00          3.17
------------------------------------------------------------
TOTAL DISTRIBUTIONS..............    0.00          3.24
------------------------------------------------------------
Net asset value, end of period...  $64.30        $46.55
------------------------------------------------------------
TOTAL RETURN/(A)/................  38.13%      (36.49)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................      $9            $6
  Ratios to average net assets:
    Net investment income *......  -0.12%         0.05%
    Net expenses *...............   1.35%/(b)/    1.21%/(b)/
    Gross expenses *.............   1.35%/(b)/    1.21%
    Portfolio turnover rate......     18%           23%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                  PREMIER
and Liabilities JUNE 30, 2010 (UNAUDITED)                            GROWTH
                                                                   EQUITY FUND
-------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $41,483,331)......... $39,638,623
  Investments in affiliated securities, at market (cost $3,491)...       3,037
  Short-term affiliated investments (at amortized cost)...........   1,226,449
  Income receivables..............................................       8,981
  Receivable for fund shares sold.................................       3,554
-------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  40,880,644
-------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................       1,353
  Payable to GEAM.................................................      23,173
  Accrued other expenses..........................................     109,831
  Variation margin payable........................................         870
-------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................     135,227
-------------------------------------------------------------------------------
NET ASSETS........................................................ $40,745,417
-------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................  49,723,788
  Undistributed (distribution in excess of) net investment income.       6,691
  Accumulated net realized gain (loss)............................  (7,131,631)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................  (1,845,162)
    Futures.......................................................      (8,269)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $40,745,417
-------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $40,737,426
Shares outstanding ($0.01 par value; unlimited shares authorized).     694,018
Net asset value per share.........................................      $58.70

CLASS 4:

NET ASSETS........................................................ $     7,991
Shares outstanding ($0.01 par value; unlimited shares authorized).         136
Net asset value per share.........................................      $58.57

See Notes to Financial Statements.

Statement of Operations                                                     PREMIER
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                          GROWTH
                                                                          EQUITY FUND
--------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................. $   206,066
    Interest.............................................................         166
    Interest from affiliated investments.................................          64
--------------------------------------------------------------------------------------
  TOTAL INCOME...........................................................     206,296
--------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees.....................................     153,095
    Distributors Fees (Note 6)
      Class 4............................................................          20
    Transfer agent.......................................................       8,970
    Director's fees......................................................         826
    Custody and accounting expenses......................................      18,971
    Professional fees....................................................      10,404
    Registration expenses................................................       1,405
    Other expenses.......................................................       7,284
--------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........................     200,975
--------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser.............................      (1,370)
--------------------------------------------------------------------------------------
    Net expenses.........................................................     199,605
--------------------------------------------------------------------------------------
  NET INVESTMENT INCOME..................................................       6,691
--------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments........................................................    (584,851)
      Futures............................................................      67,152

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments........................................................  (3,305,068)
      Futures............................................................         527
--------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments...............  (3,822,240)
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........ $(3,815,549)
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                        PREMIER
Changes in Net Assets                                                                                GROWTH
                                                                                                   EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED  YEAR ENDED
                                                                                           JUNE 30, 2010   DECEMBER 31,
                                                                                            (UNAUDITED)        2009
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss)........................................................   $     6,691    $   149,572
    Net realized gain (loss) on investments and futures..................................      (517,699)    (4,666,781)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments
      and futures........................................................................    (3,304,541)    19,092,472
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations..............................................    (3,815,549)    14,575,263
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM :
    Net investment income
      Class 1............................................................................            --       (153,151)
      Class 4............................................................................            --             --
-----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS....................................................................            --       (153,151)
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions....................    (3,815,549)    14,422,112
-----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS :
    Proceeds from sale of shares
      Class 1............................................................................       222,609        713,200
      Class 4............................................................................            --             --
    Value of distributions reinvested
      Class 1............................................................................            --        153,151
      Class 4............................................................................            --             --
    Cost of shares redeemed
      Class 1............................................................................    (4,290,384)    (9,973,949)
      Class 4............................................................................            --             --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions......................................    (4,067,775)    (9,107,598)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................................................    (7,883,324)     5,314,514

NET ASSETS
  Beginning of period....................................................................    48,628,741     43,314,227
-----------------------------------------------------------------------------------------------------------------------
  End of period..........................................................................   $40,745,417    $48,628,741
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD...........   $     6,691    $        --
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold..............................................................................         3,456         13,169
Issued for distributions reinvested......................................................            --          2,361
Shares redeemed..........................................................................       (65,598)      (190,965)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares...................................................       (62,142)      (175,435)
-----------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold..............................................................................            --             --
Issued for distributions reinvested......................................................            --             --
Shares redeemed..........................................................................            --             --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares...................................................            --             --
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the "Fund"), Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTION

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In these circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, securities characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level 2.

The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In these

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In these circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders.

Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.


At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
          Cost of      Gross Tax    Gross Tax          Appreciation/
      Investments for  Unrealized   Unrealized       (Depreciation) on
       Tax Purposes   Appreciation Depreciation         Investments
      -------------------------------------------------------------------
        $44,432,006    $3,318,676       $(6,882,574)         $(3,563,898)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                               Amount    Expires
                             ---------------------
                             $3,967,588 12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses after October 31, 2009 as follows:

                               Capital  Currency
                               -----------------
                               $358,984   $--

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                     Ordinary   Long-Term   Return of
                      Income  Capital Gains  Capital    Total
               -------------------------------------------------
               2009  $153,151  $       --    $    --  $  153,151
               2008   323,003   2,651,304     11,153   2,985,460

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.


The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                       Level 1    Level 2 Level 3    Total
 -----------------------------------------------------------------------------
 Investments in Securities
   Common Stock                      $39,638,623  $   --    $--   $39,638,623
   Other Investments                          --   3,037     --         3,037
   Short-Term Investments              1,226,449      --     --     1,226,449
 -----------------------------------------------------------------------------
 TOTAL INVESTMENTS IN SECURITIES     $40,865,072  $3,037    $--   $40,868,109
 -----------------------------------------------------------------------------
 OTHER FINANCIAL INSTRUMENTS
   Futures Contracts -- Unrealized
    Depreciation                     $    (8,269) $   --    $--   $    (8,269)

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                        Asset Derivatives June 30, 2010       Liability Derivatives June 30, 2010
                     --------------------------------------- --------------------------------------
                           Location in the                           Location in
Derivatives not               Statements                           the Statements
accounted for as              of Assets              Fair             of Assets             Fair
hedging instruments        and Liabilities         Value ($)       and Liabilities        Value ($)
under ASC 815        ----------------------------- --------- ---------------------------- ---------
-                    ------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net Assets --              Liabilities, Net Assets --
                     Net Unrealized appreciation/            Net unrealized appreciation/
                     (depreciation) on Futures        --     (depreciation) on Futures    (8,269)*
---------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND WITHIN THE COMPONENTS OF NET ASSETS SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES OF THE STATEMENTS OF ASSETS AND LIABILITIES.

Refer to the Schedule of Investments for ending notional value.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options         Realized Gain or
for as hedging instruments         Statements of               Contracts         (Loss) on Derivatives
under ASC 815                        Operations           Purchased/(Sold) ($)  Recognized in Income ($)
---------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures     4,298,088/(4,985,061)          67,152
---------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                        527
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20%

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

of its net assets. The credit facilities were not utilized by the Fund during the period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

GEAM waives a portion of the Fund's Management Fee in the amount equal to the management fee earned by GEAM with respect to the Funds Investment in the GE Funds-GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEE The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                     Purchases                   Sales
              ---------------------------------------------------
                     $4,341,627                $7,459,257

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President; Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.
Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP




CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Real Estate Securities Fund                        Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Real Estate Securities Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE


       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Real Estate Securities Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Real Estate Securities Fund


Semi-Annual Report
JUNE 30, 2010

[LOGO] GE

GE Investments Funds, Inc.

Real Estate Securities Fund                        Contents
------------------------------------------------------------



NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................  8

FINANCIAL STATEMENTS

   Financial Highlights.....................................  9

   Statement of Assets and Liabilities...................... 10

   Statement of Operations.................................. 11

   Statements of Changes in Net Assets...................... 12

   Notes to Financial Statements............................ 13

ADDITIONAL INFORMATION...................................... 20

INVESTMENT TEAM............................................. 23


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Real Estate Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT U.S. Real Estate Index is an unmanaged index of all tax-qualified real estate investment trusts (REITs) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.
--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Real Estate Securities Fund

--------------------------------------------------------------------------------

URDANG SECURITIES MANAGEMENT, INC. (URDANG) IS THE SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND. URDANG IS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL MANAGEMENT, INC. (URDANG CAPITAL). URDANG CAPITAL IS WHOLLY OWNED BY THE BANK OF NEW YORK MELLON CORPORATION (BANK OF NEW YORK) AND OPERATES AS PART OF BANK OF NEW YORK'S ASSET MANAGEMENT DIVISION. AS A WHOLLY OWNED SUBSIDIARY OF URDANG CAPITAL, URDANG IS A SECOND TIER SUBSIDIARY OF BANK OF NEW YORK. URDANG IS A REGISTERED INVESTMENT ADVISER THAT WAS FORMED IN 1995 TO FOCUS EXCLUSIVELY ON OPPORTUNITIES IN THE REAL ESTATE SECURITIES MARKET, INCLUDING PUBLICLY TRADED REAL ESTATE INVESTMENT TRUSTS (REITS).

THE REAL ESTATE SECURITIES FUND IS CO-MANAGED BY DEAN FRANKEL, CFA AND ERIC ROTHMAN, CFA.

DEAN FRANKEL IS A SENIOR PORTFOLIO MANAGER, NORTH AMERICA REAL ESTATE SECURITIES, AT URDANG. HE JOINED URDANG IN 1997 AND HAS OVER 11 YEARS OF REAL ESTATE SECURITIES INVESTMENT EXPERIENCE. MR. FRANKEL IS RESPONSIBLE FOR MANAGEMENT OF URDANG'S PROPRIETARY RESEARCH PROCESS INCLUDING THE FIRM'S RELATIVE VALUE MODEL. IN ADDITION, MR. FRANKEL ANALYZES AND INTERPRETS IMPLICATIONS OF MAJOR EVENTS AND ECONOMIC TRENDS WHILE MANAGING THE DAILY OPERATIONS OF THE NORTH AMERICAN REAL ESTATE SECURITIES INVESTMENT TEAM.

ERIC ROTHMAN SERVES AS A PORTFOLIO MANAGER TO THE FUND, WHERE HE HELPS DIRECT URDANG'S U.S. REAL ESTATE SECURITIES STRATEGY. AS PORTFOLIO MANAGER,
MR. ROTHMAN IS RESPONSIBLE FOR MARKET RESEARCH, SECTOR ALLOCATIONS, AND REAL ESTATE SECURITIES ANALYSIS. ADDITIONALLY HE HAS PRIMARY COVERAGE RESPONSIBILITY FOR THE LODGING, SELF STORAGE AND RETAIL SECTORS. MR. ROTHMAN JOINED URDANG IN 2006 AND HAS OVER 14 YEARS OF REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT EXPERIENCE, INCLUDING BEING A SELL-SIDE REIT ANALYST AT WACHOVIA SECURITIES FROM 2001 TO 2006 AND AN ANALYST AT AEW CAPITAL MANAGEMENT, LP FROM 1997 TO 2000.

Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Real Estate Securities Fund returned 5.11% for Class 1 shares and 4.88% for Class 4 shares. The FTSE NAREIT Equity Index, the Fund's benchmark, returned 5.56% and the Fund's Morningstar peer group of 52 US Insurance Real Estate funds returned an average of 3.75% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. Early in the year the performance of the FTSE NAREIT Equity Index was disproportionately shifted in favor of a handful of small, "deep value," high risk REITs. These small, highly levered REITs hurt relative performance of the Fund disproportionately. In fact, ten REITs which collectively represented just 1.1% of the index at year-end 2009, negatively impacted performance of the Fund by 43bps during the first quarter alone. This trend reversed in the second quarter and relative performance was correspondingly stronger in the second quarter than in the first.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund underperformed its benchmark by 45 basis points (net of fees and expenses) for the six-month period for the Class 1 shares. Sector selection contributed 51bps to the Fund's returns while stock selection generated a 9bps drag on performance. The effect of cash drag reduced relative performance by 19bps, while fees and other items such as intra-day trading, rounding, and the effect of cash flows, reduced relative performance by a further 68bps. The contribution to relative performance from sector selection was the primary the result of an overweight to the specialty and apartment sectors and an underweight to the healthcare, timber and shopping center sectors, partially offset by negative relative performance from an overweight to the industrial sector. Stock selection was particularly strong among picks within the office, healthcare, and regional mall sectors. However, this was more than offset by negative performance from stock selection within the hotel, industrial, specialty and shopping center sectors which contained stocks that most benefited from the above-described favoring of the "deep value" REITs that occurred early in the year.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. While we did not deviate from our investment process or philosophy during the period, we did make a number of tactical changes to positioning to take advantage of changing market conditions. Following significant outperformance from the healthcare and

--------------------------------------------------------------------------------

                                    [GRAPHIC]




   net lease sectors in 2009, and in light of an improving economic outlook we chose to underweight both of these highly defensive sectors which we expected would least benefit from an improvement in the macro economy. As such, we shifted both sectors from overweight to underweight early in the year. Conversely the apartment and hotel sectors (both of which had sold off disproportionately during 2009 on fears of a prolonged recession) appeared to represent good value. Given the short lease duration of both, we expected they would be the first real estate sectors to benefit from an improving economy. We increased exposure to both groups, shifting hotels from an underweight to a meaningful overweight and raising the apartment exposure before bringing it back down late in the second quarter following significant positive relative performance of both sectors.

Real Estate Securities Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, distribution and service fees (for shareholders of Class 1) professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

JANUARY 1, 2010 - JUNE 30, 2010

--------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($) DURING THE PERIOD ($)*
--------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                   1,051.13                 5.09
    Class 4                1,000.00                   1,048.75                 7.26
--------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------
    Class 1                1,000.00                   1,019.64                 5.01
    Class 4                1,000.00                   1,017.55                 7.15
--------------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00% FOR CLASS
  1 SHARES AND 1.43% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD.
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: 5.11% FOR CLASS 1 SHARES, AND 4.88% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Real Estate Securities Fund
-------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

              Real Estate Securities Fund        NAREIT Equity Index
              ---------------------------        -------------------
Jun 1, 2000            $10,000.00                  $10,000.00
Dec 1, 2000             11,398.12                   11,165.07
Dec 1, 2001             12,747.37                   12,720.69
Dec 1, 2002             12,575.81                   13,206.72
Dec 1, 2003             17,286.41                   18,110.87
Dec 1, 2004             22,868.17                   23,829.83
Dec 1, 2005             25,562.31                   26,728.21
Dec 1, 2006             34,004.83                   36,099.30
Dec 1, 2007             28,951.96                   30,434.69
Dec 1, 2008             18,519.85                   18,952.40
Dec 1, 2009             25,144.55                   24,257.22
Jun 1, 2010             26,430.18                   25,605.07


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 5/1/95)
--------------------------------------------------------------------------------

                               SIX    ONE    FIVE   TEN     ENDING VALUE OF A
                             MONTHS+  YEAR   YEAR   YEAR  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Real Estate Securities Fund   5.11%  55.73%  1.98% 10.21%         26,430
--------------------------------------------------------------------------------
NAREIT Equity Index           5.56%  53.90%  0.20%  9.86%         25,605
--------------------------------------------------------------------------------
Morningstar peer group
 average*                     3.75%  45.86% -0.03%  9.24%
--------------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                  Real Estate Securities Fund         NAREIT Equity Index
                  ---------------------------         -------------------
5/1/2008                  $10,000.00                      $10,000.00
Jun 1, 2008                 8,765.43                        8,981.15
Sep 1, 2008                 9,176.95                        9,479.83
Dec 1, 2008                 5,701.39                        5,801.31
Mar 1, 2009                 4,027.10                        3,952.51
Jun 1, 2009                 5,207.91                        5,092.81
Sep 1, 2009                 6,996.76                        6,787.47
Dec 1, 2009                 7,704.68                        7,425.11
Mar 1, 2010                 8,419.27                        8,169.03
Jun 1, 2010                 8,080.30                        7,837.68


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                 SIX    ONE     SINCE     ENDING VALUE OF A
                               MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT (A)
  ----------------------------------------------------------------------------
  Real Estate Securities Fund   4.88%  55.15%   -9.37%          8,080
  ----------------------------------------------------------------------------
  NAREIT Equity Index           5.56%  53.90%  -10.65%          7,838
  ----------------------------------------------------------------------------
  Morningstar peer group
   average*                     3.75%  45.86%
  ----------------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]
A mutual fund designed for investors
who seek maximum total return through
current income and capital
appreciation by investing at least
80% of its net assets under normal
circumstances in common and preferred
stocks and other types of equity
securities and debt securities of
U.S. issuers that are principally
engaged in or related to the real
estate industry, including those that
own significant real estate assets.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $54,833 (in thousands)

                                    [CHART]

Multifamily                          16.5%
Office                               12.9%
Regional Malls                       12.7%
Healthcare                           10.6%
Shopping Centers                      8.6%
Hotel                                 7.9%
Self Storage                          7.5%
Specialty                             7.2%
Diversified                           6.0%
Industrial                            5.2%
Short-Term                            2.5%
Office/Industrial                     1.1%
Freestanding                          0.8%
Mortgage                              0.5%
Other Investments                     0.0%**



TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                        Simon Property Group Inc.  7.38%
                        --------------------------------
                        Public Storage             7.02%
                        --------------------------------
                        Equity Residential         6.11%
                        --------------------------------
                        Vornado Realty Trust       6.05%
                        --------------------------------
                        Boston Properties Inc.     4.23%
                        --------------------------------
                        Kimco Realty Corp.         3.98%
                        --------------------------------
                        ProLogis                   3.65%
                        --------------------------------
                        The Macerich Co.           3.12%
                        --------------------------------
                        Camden Property Trust      2.92%
                        --------------------------------
                        HCP Inc.                   2.76%
                        --------------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE U.S. INSURANCE REAL ESTATE PEER GROUP CONSISTING OF 52, 52, 48 AND 35 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**LESS THAN 0.01%.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 ARE NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

REAL ESTATE SECURITIES FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                          REAL ESTATE SECURITIES FUND


                                                NUMBER
                                             OF SHARES        VALUE
       COMMON STOCK (REIT'S) -- 92.6% +
       -----------------------------------------------------------------

       DIVERSIFIED -- 6.1%

       Vornado Realty Trust.................  45,470   $  3,317,037

       FREESTANDING -- 0.8%

       National Retail Properties Inc.......  19,360        415,078

       HEALTHCARE -- 10.7%

       Cogdell Spencer Inc..................  35,320        238,763
       HCP Inc..............................  46,900      1,512,525
       Healthcare Inc.......................  29,250      1,232,010
       Medical Properties Trust Inc.........  18,540        175,018
       Nationwide Health Properties Inc.....  21,090        754,389
       Senior Housing Properties Trust......  39,730        798,970
       Ventas Inc...........................  23,450      1,100,978
                                                          5,812,653

       HOTEL -- 5.5%

       Chesapeake Lodging Trust.............  11,290        178,608 (a)
       DiamondRock Hospitality Co...........  33,770        277,589 (a)
       Host Hotels & Resorts Inc............  87,460      1,178,961
       LaSalle Hotel Properties.............  25,740        529,472
       Pebblebrook Hotel Trust..............  22,880        431,288 (a)
       Strategic Hotels & Resorts Inc.......  21,010         92,234 (a)
       Sunstone Hotel Investors Inc.........  29,020        288,169 (a)
                                                          2,976,321

       INDUSTRIAL -- 5.2%

       AMB Property Corp....................  36,070        855,220
       ProLogis............................. 197,540      2,001,080
                                                          2,856,300

       MORTGAGE -- 0.5%

       Starwood Property Trust Inc..........  16,260        275,607

       MULTIFAMILY -- 16.6%

       Apartment Investment & Management
        Co..................................  35,230        682,405
       Camden Property Trust................  39,170      1,600,094
       Colonial Properties Trust............  28,890        419,772
       Equity Residential...................  80,490      3,351,604
       Essex Property Trust Inc.............  15,450      1,506,993
       UDR Inc..............................  77,130      1,475,497
                                                          9,036,365

       OFFICE -- 13.0%

       Alexandria Real Estate Equities Inc..  8 ,200        519,634
       Boston Properties Inc................  32,520      2,319,977
       Brandywine Realty Trust..............  80,140        861,505
       Douglas Emmett Inc...................  24,290        345,404
       HRPT Properties Trust................  98,380        610,940

                                                   NUMBER
                                                OF SHARES       VALUE
      Hudson Pacific Properties Inc............  25,810   $   445,222 (a)
      Kilroy Realty Corp.......................  29,120       865,738 (c)
      Parkway Properties Inc...................  19,246       280,414
      SL Green Realty Corp.....................  14,910       820,646
                                                            7,069,480

      OFFICE/INDUSTRIAL -- 1.1%

      Duke Realty Corp.........................  52,010       590,313

      REGIONAL MALLS -- 12.9%

      CBL & Associates Properties Inc..........  13,700       170,428
      Simon Property Group Inc................. 50, 082     4,044,122
      Taubman Centers Inc......................  28,200     1,061,166
      The Macerich Co..........................  45,870     1,711,868
                                                            6,987,584

      SELF STORAGE -- 7.6%

      Public Storage...........................  43,760     3,846,942
      U-Store-It Trust.........................  35,940       268,112
                                                            4,115,054

      SHOPPING CENTERS -- 8.7%

      Acadia Realty Trust......................  14,450       243,049
      Federal Realty Investment Trust..........  13,130       922,645
      Kimco Realty Corp........................ 162,570     2,184,941
      Tanger Factory Outlet Centers............  14,410       596,286
      Weingarten Realty Investors..............  40,140       764,667
                                                            4,711,588

      SPECIALTY -- 3.9%

      Digital Realty Trust Inc.................  23,820     1,373,938
      Plum Creek Timber Company Inc............  21,080       727,892
                                                            2,101,830
      TOTAL COMMON STOCK (REIT)
       (COST $43,362,849)......................            50,265,210
      --------------------------------------------------------------------

      COMMON STOCK -- 5.9%
      --------------------------------------------------------------------

      HOTEL -- 2.5%

      Orient-Express Hotels Ltd................  16,710       123,654 (a)
      Starwood Hotels & Resorts Worldwide Inc..  29,110     1,206,027
                                                            1,329,681

      SPECIALTY -- 3.4%

      American Tower Corp......................  22,960     1,021,720 (a)
      Crown Castle International Corp..........  22,740       847,292 (a)
                                                            1,869,012
      TOTAL COMMON STOCK
       (COST $3,026,402).......................             3,198,693
      --------------------------------------------------------------------

      OTHER INVESTMENTS -- 0.0%*
      --------------------------------------------------------------------

      GEI Investment Fund
       (COST $3,361)...........................                 2,924 (d)

      TOTAL INVESTMENTS IN SECURITIES
       (COST $46,392,612)......................            53,466,827

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

REAL ESTATE SECURITIES FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES        VALUE
     ---------------------------------------------------------------------
     SHORT-TERM INVESTMENTS -- 2.5%
     ---------------------------------------------------------------------

     GE MONEY MARKET FUND INSTITUTIONAL
      CLASS 0.05%
      (COST $1,366,523).....................           $ 1,366,523  (b,d)

     TOTAL INVESTMENTS
      (COST $47,759,135)....................            54,833,350

     LIABILITIES IN EXCESS OF OTHER ASSETS,
      NET -- (1.0)%.........................              (524,085)
                                                       -----------

     NET ASSETS -- 100.0%...................           $54,309,265
                                                       ===========

See Notes to Schedule of Investments on page 8 and Notes to Financial Statements on page 13.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(d)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*  Less than 0.01%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:

                      REIT  Real Estate Investment Trust
                      TBA   To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                  ----------------------------------------------------------------------------------------------
                                                                CLASS 1                                        CLASS 4
                                  ----------------------------------------------------------------------------------------------
                                    6/30/10+     12/31/09     12/31/08    12/31/07 12/31/06 12/31/05    6/30/10+    12/31/09
                                  -------------------------------------------------------------------  -------------------------
INCEPTION DATE                                                                                5/1/95
Net asset value, beginning of
 period..........................   $8.41        $6.46        $10.87        $21.49   $19.20   $19.54    $8.41        $6.47
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........    0.93         1.03          1.11          0.72     0.65     0.70     0.05         0.29
  Net realized and unrealized
   gains/(losses) on
   investments...................  (0.50)         1.29        (5.05)        (3.87)     5.68     1.62     0.36         1.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........    0.43         2.32        (3.94)        (3.15)     6.33     2.32     0.41         2.28
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........      --         0.22          0.28          0.73     0.48     0.75       --         0.19
  Return of Capital..............      --         0.15          0.19          0.02       --       --       --         0.15
  Net realized gains.............      --         0.00          0.00          6.72     3.56     1.91       --         0.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............      --         0.37          0.47          7.47     4.04     2.66       --         0.34
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period..........................   $8.84        $8.41        $ 6.46        $10.87   $21.49   $19.20    $8.82        $8.41
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................   5.11%       35.77%      (36.03)%      (14.86)%   33.03%   11.78%    4.88%       35.14%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period (in
   thousands).................... $54,301      $70,574       $59,969       $96,650 $178,317 $143,801       $8           $8
  Ratios to average net
   assets:
    Net investment
     income*.....................   2.52%        4.75%         4.67%         2.59%    3.08%    3.21%    2.10%        4.26%
    Net expenses*................   1.00%/(b)/   1.04%/(b)/    0.95%/(b)/    0.90%    0.88%    0.89%    1.43%/(b)/   1.49%/(b)/
    Gross expenses*..............   1.01%        1.04%         0.95%         0.90%    0.88%    0.89%    1.44%        1.49%
    Portfolio turnover rate......     50%         105%          121%          106%      92%      52%      50%         105%

                                  -------------

                                  -------------
                                    12/31/08
                                  -------------
INCEPTION DATE                      5/1/08
Net asset value, beginning of
 period..........................   $12.15
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment income..........     0.39**
  Net realized and unrealized
   gains/(losses) on
   investments...................   (5.63)
-----------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........   (5.24)
-----------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.25
  Return of Capital..............     0.19
  Net realized gains.............     0.00
-----------------------------------------------
TOTAL DISTRIBUTIONS..............     0.44
-----------------------------------------------
Net asset value, end of
 period..........................   $ 6.47
-----------------------------------------------
TOTAL RETURN/(A)/................ (42.99)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period (in
   thousands)....................       $6
  Ratios to average net
   assets:
    Net investment
     income*.....................    4.67%
    Net expenses*................    1.40%/(b)/
    Gross expenses*..............    1.40%
    Portfolio turnover rate......     121%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Had the adviser not absorbed a portion of the expense, total returns would have been lower. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                 REAL ESTATE
and Liabilities JUNE 30, 2010 (UNAUDITED)                           SECURITIES
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $46,389,251)......... $ 53,463,903
  Investments in affiliated securities, at market (cost $3,361)...        2,924
  Short-term affiliated investments (at amortized cost)...........    1,366,523
  Receivable for investments sold.................................      648,089
  Income receivables..............................................      143,223
  Receivable for fund shares sold.................................          256
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   55,624,918
--------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased...............................    1,141,101
  Payable for fund shares redeemed................................       26,627
  Payable to GEAM.................................................       16,247
  Accrued other expenses..........................................      131,678
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................    1,315,653
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 54,309,265
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................   78,908,266
  Undistributed (distribution in excess of) net investment income.      901,930
  Accumulated net realized gain (loss)............................  (32,575,146)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................    7,074,215
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 54,309,265
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $ 54,301,184
Shares outstanding ($0.01 par value; unlimited shares authorized).    6,143,597
Net asset value per share.........................................        $8.84

CLASS 4:

NET ASSETS........................................................ $      8,081
Shares outstanding ($0.01 par value; unlimited shares authorized).          916
Net asset value per share.........................................        $8.82

See Notes to Financial Statements.

Statement of Operations                                                   REAL ESTATE
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                        SECURITIES
                                                                             FUND
--------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................. $ 1,045,771
    Interest.............................................................      12,570
    Interest from affiliated investments.................................          25
--------------------------------------------------------------------------------------
  TOTAL INCOME...........................................................   1,058,366
--------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees.....................................     256,575
    Distributors Fees (Note 6)
      Class 4............................................................          18
    Transfer agent.......................................................       8,940
    Director's fees......................................................         952
    Custody and accounting expenses......................................      16,833
    Professional fees....................................................      10,642
    Registration expenses................................................       1,484
    Other expenses.......................................................       8,068
--------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........................     303,512
--------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser.............................      (1,499)
--------------------------------------------------------------------------------------
    Net expenses.........................................................     302,013
--------------------------------------------------------------------------------------
  NET INVESTMENT INCOME..................................................     756,353
--------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments........................................................   8,196,078

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments........................................................  (7,170,629)
--------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments...............   1,025,449
--------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........ $ 1,781,802
--------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                             REAL ESTATE
Changes in Net Assets                                                                      SECURITIES
                                                                                              FUND
---------------------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED
                                                                                     JUNE 30,      YEAR ENDED
                                                                                       2010       DECEMBER 31,
                                                                                   (UNAUDITED)        2009
---------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss)...............................................   $    756,353   $  2,241,130
    Net realized gain (loss) on investments.....................................      8,196,078    (17,741,885)
    Net increase (decrease) in unrealized appreciation / (depreciation) on
      investments...............................................................     (7,170,629)    35,228,868
---------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.....................................      1,781,802     19,728,113
---------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1...................................................................             --     (2,058,561)
      Class 4...................................................................             --           (208)
    Return of Capital
      Class 1...................................................................             --       (895,120)
      Class 4...................................................................             --            (91)
---------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS...........................................................             --     (2,953,980)
---------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions...........      1,781,802     16,774,133
---------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1...................................................................      2,135,053      4,568,082
      Class 4...................................................................             --             --
    Value of distributions reinvested
      Class 1...................................................................             --      2,953,681
      Class 4...................................................................             --            299
    Cost of shares redeemed
      Class 1...................................................................    (20,189,686)   (13,688,696)
      Class 4...................................................................             --             --
---------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions.............................    (18,054,633)    (6,166,634)
---------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................    (16,272,831)    10,607,499

NET ASSETS
  Beginning of period...........................................................     70,582,096     59,974,597
---------------------------------------------------------------------------------------------------------------
  End of period.................................................................   $ 54,309,265   $ 70,582,096
---------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD..   $    901,930   $    145,577
---------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold.....................................................................        236,011        847,735
Issued for distributions reinvested.............................................             --        345,053
Shares redeemed.................................................................     (2,480,788)    (2,086,754)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..........................................     (2,244,777)      (893,966)
---------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold.....................................................................             --             --
Issued for distributions reinvested.............................................             --             35
Shares redeemed.................................................................             --             --
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..........................................             --             35
---------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund (the "Fund").

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the classifications in the fair value hierarchy and are described in the fair value measurement section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily includes publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In these circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these would be classified in Level 2. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 1. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In these circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

REAL ESTATE INVESTMENT TRUSTS Dividend income, attributable to real estate investment trusts ("REITs"), is recorded based on management's estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
          Cost of      Gross Tax    Gross Tax          Appreciation/
      Investments for  Unrealized   Unrealized       (Depreciation) on
       Tax Purposes   Appreciation Depreciation         Investments
      -------------------------------------------------------------------
        $56,160,470    $8,184,945       $(9,512,065)         $(1,327,120)

As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                               Amount     Expires
                             ----------------------
                             $ 7,213,699 12/31/2016
                             25,496,308  12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                                Capital Currency
                                ----------------
                                $65,618   $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                     Ordinary    Long-Term   Return of
                      Income   Capital Gains  Capital     Total
              ----------------------------------------------------
              2009  $2,058,769      $--      $  895,211 $2,953,980
              2008   2,536,901       --       1,496,701  4,033,602

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                       Level 1   Level 2 Level 3    Total
    ------------------------------------------------------------------------
    Investments in Securities
      Common Stock (REIT's)          $50,265,210 $   --    $--   $50,265,210
      Common Stock                     3,198,693     --     --     3,198,693
      Other Investments                       --  2,924     --         2,924
      Short-Term Investments           1,366,523     --     --     1,366,523
    ------------------------------------------------------------------------
    Total Investments in Securities  $54,830,426 $2,924    $--   $54,833,350
    ------------------------------------------------------------------------

4. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted,

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

5. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund. The advisory and administrative fee is stated in the following schedule:

                 Annualized based on average daily net assets
              -----------------------------------------------------
                   Average Daily               Advisory and
                 Net Assets of Fund        Administration Fees
              -----------------------------------------------------
                 First $100 million               0.85%
                 Next $100 million                0.80%
                 Over $200 million                0.75%

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Funds investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

6. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, Urdang Securities Management, Inc. ("Urdang") is the Sub-Adviser to the Fund. Urdang is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays Urdang monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and short-term options, for the period ended June 30, 2010 were as follows:

                             Purchases     Sales
                            -----------------------
                            $29,583,778 $45,986,750

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the Fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP




CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

GE Investments Funds, Inc.

Small-Cap Equity Fund                              Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove


Michael J. Cosgrove
Chairman,
GE Investments Funds, Inc.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Small-Cap Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE


       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Small-Cap Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.
August 2010

Mike Cosgrove is President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer -- GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales at GE's International Operation and in GE Trading Company. Mike has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Small-Cap Equity Fund
Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Small-Cap Equity Fund                              Contents
------------------------------------------------------------


NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................ 10

FINANCIAL STATEMENTS

   Financial Highlights..................................... 11

   Statement of Assets and Liabilities...................... 12

   Statement of Operations.................................. 13

   Statements of Changes in Net Assets...................... 14

   Notes to Financial Statements............................ 15

ADDITIONAL INFORMATION...................................... 23

INVESTMENT TEAM............................................. 26

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Small-Cap Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell* 2000 Index (Russell 2000(R)) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The Russell 2000 Index is a market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. The Russell 3000(R) Index is comprised of the 3,000 largest U.S. domiciled companies. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.
--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

*Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated's presentation thereof.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]




[PHOTO] Judith A. Studer


Judith A. Studer
The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund's assets. The Small-Cap Equity Fund is managed by Judith A. Studer, who is vested with oversight authority over the Fund's sub-advisers that provide day-to-day management of the assets of the Fund allocated to them. Ms. Studer has full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, LP; and SouthernSun Asset Management, Inc. Please refer to the Fund prospectus for more information regarding each sub-adviser.

JUDITH A. STUDER is the Chief Market Strategist and a Director at GE Asset Management. She has led the team of portfolio managers for the SMALL-CAP EQUITY FUND since October 2009. Ms. Studer joined GE Asset Management in August 1984 and has held various positions at GE Asset Management including Senior Vice President -- U.S. Equities from 1991 to 1995, Senior Vice President -- International Equities from 1995 to 2006, President -- Investment Strategies from July 2006 to June 2007, and President -- U.S. Equities from June 2007 to July 2009.

Q. HOW DID THE SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six month period ending June 30, 2010, the Small-Cap Equity Fund returned -1.02% for Class 1 shares and -1.23% for Class 4 shares. The Russell 2000 Index, the Fund's benchmark, returned -1.95% and the Fund's Morningstar peer group of 155 US Insurance Small Blend funds returned an average of -2.60% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. In the first three months of 2010, U.S. equities finished one of their best first quarters in a decade. However, stocks plunged in the second quarter as double-dip fears emerged and investors sought defensive investments such as gold and treasury bonds. As volatility spiked, an 11.4% pullback in the S&P 500 Index broke a four-quarter winning streak that drove the benchmark for U.S. stocks up approximately 50 percent since April 1, 2009.

   Over the last six-month period ended June 30, 2010, the Russell 2000 returned -1.95%, with the consumer discretionary, consumer staples, and financials sectors providing the highest returns.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The Fund's outperformance versus the benchmark was spread across eight sectors, most pronounced in healthcare and consumer discretionary, where strong stock selection drove the majority of the outperformance. Within healthcare, the Fund had an overweight position returning 0.44%, while healthcare stocks in the Russell 2000 Index returned -3.08%. Within consumer discretionary, the Fund had a slight overweight position returning 5.5%, while this sector in the Russell 2000 returned 1.77%. Although the Fund exhibited strong stock selection in the financials sector, the large underweight position resulted in a small drag on the performance versus the benchmark.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. There have been minor sector changes in the Fund over the last six months relative to the Russell 2000 benchmark. The largest portfolio underweight continued to be in financials, with the largest overweight position in healthcare. The Fund also exhibited modest underweight positions in energy and utilities, and overweight positions in consumer staples and materials sectors. We continue to believe the Fund's multi-sub-adviser approach can enhance the Fund's performance over the long-term by providing a compliment of active managers with diversification in style.

Small-Cap Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, distribution and service fees (for shareholders of Class 1), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

------------------------------------------------------------------------------------------
                     ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                  BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------------
    Class 1                1,000.00                   989.79                 5.97
    Class 4                1,000.00                   987.70                 8.08
------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------------
    Class 1                1,000.00                 1,018.62                 6.06
    Class 4                1,000.00                 1,016.52                 8.20
------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 1.21% for Class
  1 shares and 1.64% for Class 4 shares (for the period January 1, 2010 - June 30, 2010), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**Actual Fund Returns for the six-month period ended June 30, 2010 were as follows: -1.02% for Class 1 shares, and -1.23% for Class 4 shares. Past performance does not guarantee future results.

Small-Cap Equity Fund                              (unaudited)
---------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

   Date         Small-Cap Equity Fund    Russell 2000 Index
-----------       ------------------       ------------------
Jun 1, 2000         $10,000.00             $10,000.00
Dec 1, 2000          11,451.87               9,423.08
Dec 1, 2001          12,593.76               9,663.72
Dec 1, 2002          10,848.86               7,691.20
Dec 1, 2003          13,465.06              11,328.61
Dec 1, 2004          15,504.72              13,405.08
Dec 1, 2005          16,982.39              14,010.78
Dec 1, 2006          19,235.45              16,583.65
Dec 1, 2007          19,695.11              16,319.20
Dec 1, 2008          12,291.33              10,804.91
Dec 1, 2009          16,087.18              13,740.34
Jun 1, 2010          15,922.86              13,472.08

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 4/28/00)
--------------------------------------------------------------------------------

                                   SIX    ONE    FIVE  TEN     ENDING VALUE OF A
                                 MONTHS+  YEAR   YEAR  YEAR  $10,000 INVESTMENT/(A)/
------------------------------------------------------------------------------------
Small-Cap Equity Fund            -1.02%  19.33% -0.23% 4.76%        $15,923
------------------------------------------------------------------------------------
Russell 2000 Index               -1.95%  21.48%  0.35% 3.03%        $13,472
------------------------------------------------------------------------------------
Morningstar peer group average*  -2.60%  21.68% -0.30% 3.61%
------------------------------------------------------------------------------------


CLASS 4 SHARES
--------------------------------------------------------------------------------

                                     [CHART]

   Date            Small-Cap Equity Fund       Russell 2000 Index
-----------        ----------------------      ------------------
May 1, 2008             $10,000.00               $10,000.00
Jun 1, 2008               9,535.65                 9,654.09
Sep 1, 2008               8,756.22                 9,546.67
Dec 1, 2008               6,280.21                 7,053.10
Mar 1, 2009               5,617.81                 5,998.43
Jun 1, 2009               6,808.46                 7,239.42
Sep 1, 2009               7,856.56                 8,635.07
Dec 1, 2009               8,183.56                 8,969.26
Mar 1, 2010               8,778.88                 9,763.03
Jun 1, 2010               8,082.94                 8,794.14

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT/(A)/
---------------------------------------------------------------------------------
Small-Cap Equity Fund            -1.23%  18.72%  -9.35%           $8,083
---------------------------------------------------------------------------------
Russell 2000 Index               -1.95%  21.48%  -5.76%           $8,794
---------------------------------------------------------------------------------
Morningstar peer group average*  -2.60%  21.68%
---------------------------------------------------------------------------------


INVESTMENT PROFILE
                                                                           [CHART]
A mutual fund designed for investors
who seek long-term growth of capital
by investing at least 80% of its net
assets under normal circumstances in
common and preferred stocks and other
types of equity securities of
small-cap companies. The Fund uses a
multi-sub-adviser investment strategy
that combines growth, value and core
investment management styles.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $46,877 (in thousands)

                                     [CHART]

Healthcare                      17.6%
Information Technology          17.3%
Industrials                     16.1%
Consumer Discretionary          14.2%
Financials                      12.4%
Consumer Staples                 6.1%
Materials                        5.8%
Energy                           4.8%
Short-Term                       4.4%
Utilities                        1.2%
Telecommunication Services       0.1%
Other Investments                0.0%**




TOP TEN LARGEST EQUITY HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                  Sensient Technologies Corp.            1.18%
                  --------------------------------------------
                  Mednax Inc.                            1.12%
                  --------------------------------------------
                  Del Monte Foods Co.                    1.05%
                  --------------------------------------------
                  Waste Connections Inc.                 0.98%
                  --------------------------------------------
                  HCC Insurance Holdings Inc.            0.95%
                  --------------------------------------------
                  LKQ Corp.                              0.92%
                  --------------------------------------------
                  John Wiley & Sons Inc.                 0.91%
                  --------------------------------------------
                  HMS Holdings Corp.                     0.89%
                  --------------------------------------------
                  Cracker Barrel Old Country Store Inc.  0.88%
                  --------------------------------------------
                  Jarden Corp.                           0.88%
                  --------------------------------------------

(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Morningstar performance comparisons are based on average annual total returns for the six months, one year, five year and ten year periods indicated in the U.S. Insurance Small Blend peer group consisting of 155, 153, 130 and 95 underlying annuity funds, respectively.
**Less than 0.01%.
+ Total returns for the period ended June 30, 2010 are not annualized.
++The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance. The performance shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

SMALL-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                             SMALL-CAP EQUITY FUND


                                             NUMBER
                                          OF SHARES      VALUE
          COMMON STOCK -- 96.0% +
          -----------------------------------------------------------

          AEROSPACE & DEFENSE -- 1.1%

          Esterline Technologies Corp....  2,183    $  103,583 /(a)/
          GenCorp Inc....................  6,800        29,784 /(a)/
          Teledyne Technologies Inc......  9,240       356,479 /(a)/
                                                       489,846

          AIR FREIGHT & LOGISTICS -- 0.2%

          Dynamex Inc....................  2,200        26,840 /(a)/
          UTi Worldwide Inc..............  6,050        74,899
                                                       101,739

          AIRLINES -- 0.1%

          Alaska Air Group Inc...........  1,000        44,950 /(a)/

          AUTO COMPONENTS -- 0.3%

          China Automotive Systems Inc...  2,400        42,240 /(a)/
          Federal-Mogul Corp.............  2,800        36,456 /(a)/
          Wonder Auto Technology Inc.....  9,330        68,296 /(a)/
                                                       146,992

          AUTOMOBILES -- 0.1%

          Thor Industries Inc............  1,900        45,125

          BIOTECHNOLOGY -- 1.2%

          Cubist Pharmaceuticals Inc.....  5,500       113,300 /(a)/
          Genomic Health Inc.............  6,000        77,580 /(a)/
          Martek Biosciences Corp........  7,027       166,610 /(a)/
          Myriad Genetics Inc............ 10,500       156,975 /(a)/
          PDL BioPharma Inc..............  8,440        47,433
                                                       561,898

          CAPITAL MARKETS -- 1.6%

          Affiliated Managers Group Inc..  3,365       204,491 /(a)/
          GFI Group Inc.................. 31,070       173,371
          Raymond James Financial Inc.... 14,980       369,856
                                                       747,718

          CHEMICALS -- 2.5%

          Arch Chemicals Inc.............  7,010       215,487
          Koppers Holdings Inc...........  8,600       193,328
          NewMarket Corp.................  1,221       106,618
          Omnova Solutions Inc...........  7,000        54,670 /(a)/
          Sensient Technologies Corp..... 21,340       553,346
          Stepan Co......................    500        34,215
                                                     1,157,664

          COMMERCIAL BANKS -- 3.2%

          Cullen Bankers Inc.............  5,740       295,036
          First Midwest Bancorp Inc......  5,900        71,744

                                               NUMBER
                                            OF SHARES      VALUE

        Fulton Financial Corp.............. 10,400    $  100,360
        Prosperity Bancshares Inc..........  7,880       273,830
        SVB Financial Group................  6,320       260,574 /(a)/
        UMB Financial Corp.................  7,000       248,920
        Westamerica Bancorporation.........  4,180       219,534
                                                       1,469,998

        COMMERCIAL SERVICES & SUPPLIES -- 3.0%

        ABM Industries Inc................. 14,900       312,155
        Copart Inc.........................  5,000       179,050 /(a)/
        Healthcare Services Group Inc...... 10,740       203,523
        Herman Miller Inc..................  3,780        71,329
        Multi-Color Corp...................  3,800        38,912
        Ritchie Bros Auctioneers Inc.......  8,100       147,582
        Waste Connections Inc.............. 13,100       457,059 /(a)/
                                                       1,409,610

        COMMUNICATIONS EQUIPMENT -- 1.2%

        Acme Packet Inc....................  1,700        45,696 /(a)/
        Cogo Group Inc.....................  7,062        44,067 /(a)/
        CommScope Inc......................  9,350       222,249 /(a)/
        Comtech Telecommunications Corp....  1,398        41,842 /(a)/
        Loral Space & Communications Inc...  1,600        68,352 /(a)/
        Netgear Inc........................  2,100        37,464 /(a)/
        Oplink Communications Inc..........  1,900        27,227 /(a)/
        PC-Tel Inc.........................  7,100        35,784 /(a)/
        Plantronics Inc....................  1,800        51,480
                                                         574,161

        COMPUTERS & PERIPHERALS -- 0.1%

        Super Micro Computer Inc...........  2,700        36,450 /(a)/

        CONSTRUCTION & ENGINEERING -- 1.3%

        Chicago Bridge & Iron Company N.V.. 14,000       263,340 /(a)/
        Great Lakes Dredge & Dock Corp.....  9,500        57,000
        Quanta Services Inc................  3,500        72,275 /(a)/
        URS Corp...........................  5,550       218,393 /(a)/
                                                         611,008

        CONSUMER FINANCE -- 0.3%

        Ezcorp Inc.........................  2,200        40,810 /(a)/
        First Cash Financial Services Inc..  2,200        47,960 /(a)/
        Nelnet Inc.........................  2,200        42,416
                                                         131,186

        CONTAINERS & PACKAGING -- 2.1%

        Aptargroup Inc.....................  9,100       344,162
        Packaging Corporation of America... 15,570       342,851
        Rock-Tenn Co.......................  1,200        59,604
        Silgan Holdings Inc................  8,000       227,040
                                                         973,657

        DISTRIBUTORS -- 0.9%

        LKQ Corp........................... 22,461       433,048 /(a)/

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

SMALL-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES      VALUE

        DIVERSIFIED CONSUMER SERVICES -- 1.6%

        American Public Education Inc......  4,000    $  174,800 /(a)/
        Bridgepoint Education Inc..........    900        14,229 /(a)/
        K12 Inc............................ 10,570       234,443 /(a)/
        Lincoln Educational Services Corp..  5,500       113,245 /(a)/
        Matthews International Corp........  7,500       219,600
                                                         756,317

        DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%

        tw telecom inc.....................  2,900        48,372 /(a)/

        ELECTRIC UTILITIES -- 0.8%

        IDACORP Inc........................ 10,600       352,662

        ELECTRICAL EQUIPMENT -- 1.4%

        Baldor Electric Co.................  7,030       253,642
        Brady Corp......................... 10,100       251,692
        GT Solar International Inc.........  4,900        27,440 /(a)/
        Woodward Governor Co...............  3,700        94,461
                                                         627,235

        ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 1.8%

        Benchmark Electronics Inc..........  5,885        93,277 /(a)/
        Checkpoint Systems Inc.............  2,600        45,136 /(a)/
        CTS Corp...........................  3,400        31,416
        DDi Corp...........................  4,600        34,638
        FARO Technologies Inc..............  4,000        74,840 /(a)/
        ICx Technologies Inc...............  5,000        36,500 /(a)/
        Methode Electronics Inc............  4,800        46,752
        National Instruments Corp..........  8,100       257,418
        Newport Corp....................... 11,700       106,002 /(a)/
        Park Electrochemical Corp..........  2,400        58,584
        Plexus Corp........................  1,200        32,088 /(a)/
        Vishay Intertechnology Inc.........  5,000        38,700 /(a)/
                                                         855,351

        ENERGY EQUIPMENT & SERVICES -- 2.3%

        Dril-Quip Inc......................  7,780       342,476 /(a)/
        Gulf Island Fabrication Inc........  1,000        15,520
        Lufkin Industries Inc..............  1,400        54,586
        Oil States International Inc.......  8,200       324,556 /(a)/
        Pioneer Drilling Co................ 11,115        63,022 /(a)/
        Superior Energy Services Inc....... 10,100       188,567 /(a)/
        Tetra Technologies Inc.............  8,100        73,548 /(a)/
                                                       1,062,275

        FOOD & STAPLES RETAILING -- 0.7%

        Ruddick Corp.......................  8,900       275,811
        Spartan Stores Inc.................  4,960        68,051
                                                         343,862

        FOOD PRODUCTS -- 4.1%

        Darling International Inc.......... 29,650       222,672 /(a)/
        Del Monte Foods Co................. 34,300       493,577
        Flowers Foods Inc.................. 13,100       320,033

                                                NUMBER
                                             OF SHARES      VALUE

        Lancaster Colony Corp...............  2,400    $  128,064
        Lance Inc...........................  9,000       148,410
        Smart Balance Inc................... 18,200        74,438 /(a)/
        Smithfield Foods Inc................ 18,855       280,939 /(a)/
        The Hain Celestial Group Inc........ 12,100       244,057 /(a)/
                                                        1,912,190

        HEALTHCARE EQUIPMENT & SUPPLIES -- 5.7%

        Accuray Inc.........................  7,100        47,073 /(a)/
        Align Technology Inc................  2,900        43,123 /(a)/
        American Medical Systems
         Holdings Inc....................... 12,100       267,652 /(a)/
        Analogic Corp.......................  1,000        45,510
        Cantel Medical Corp.................  2,100        35,070
        ev3 Inc.............................  7,100       159,111 /(a)/
        Gen-Probe Inc.......................  5,000       227,100 /(a)/
        Haemonetics Corp....................  1,200        64,224 /(a)/
        Immucor Inc.........................  6,075       115,729 /(a)/
        Integra LifeSciences Holdings Corp..  6,700       247,900 /(a)/
        Masimo Corp.........................  6,400       152,384
        Medical Action Industries Inc....... 20,830       249,752 /(a)/
        Meridian Bioscience Inc.............  6,000       102,000
        Natus Medical Inc...................  3,100        50,499 /(a)/
        NuVasive Inc........................  4,985       176,768 /(a)/
        Sirona Dental Systems Inc...........  1,400        48,776 /(a)/
        SonoSite Inc........................  4,000       108,440 /(a)/
        SurModics Inc.......................  3,000        49,230 /(a)/
        Teleflex Inc........................  3,030       164,468
        TomoTherapy Inc..................... 11,100        35,298 /(a)/
        West Pharmaceutical Services Inc....  7,000       255,430
        Zoll Medical Corp...................  1,000        27,100 /(a)/
                                                        2,672,637

        HEALTHCARE PROVIDERS & SERVICES -- 6.5%

        Almost Family Inc...................  1,200        41,916 /(a)/
        Amedisys Inc........................  1,963        86,313 /(a)/
        AMERIGROUP Corp.....................  1,800        58,464 /(a)/
        Bio-Reference Laboratories Inc...... 18,380       407,485 /(a)/
        Centene Corp........................  6,160       132,440 /(a)/
        Continucare Corp.................... 12,900        43,215 /(a)/
        Corvel Corp.........................    305        10,306 /(a)/
        Emergency Medical Services Corp.....  1,000        49,030 /(a)/
        Genoptix Inc........................  1,400        24,080 /(a)/
        Gentiva Health Services Inc.........  2,000        54,020 /(a)/
        Healthways Inc......................  3,780        45,058 /(a)/
        HMS Holdings Corp...................  7,670       415,867 /(a)/
        IPC The Hospitalist Company Inc.....  2,300        57,730 /(a)/
        Mednax Inc..........................  9,400       522,734 /(a)/
        Molina Healthcare Inc............... 11,470       330,336 /(a)/
        National Healthcare Corp............    500        17,230
        Owens & Minor Inc................... 13,300       377,454
        RehabCare Group Inc.................  1,200        26,136 /(a)/
        Sun Healthcare Group Inc............ 13,963       112,821 /(a)/
        The Ensign Group Inc................  2,000        33,040
        US Physical Therapy Inc.............  2,700        45,576 /(a)/
        VCA Antech Inc......................  6,000       148,560 /(a)/
                                                        3,039,811

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

SMALL-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES      VALUE

      HEALTHCARE TECHNOLOGY -- 0.9%

      athenahealth Inc.......................  6,500    $  169,845 /(a)/
      Computer Programs & Systems Inc........  1,000        40,920
      Eclipsys Corp..........................  2,385        42,548 /(a)/
      MedAssets Inc..........................  8,100       186,948 /(a)/
                                                           440,261

      HOTELS, RESTAURANTS & LEISURE -- 1.6%

      Cracker Barrel Old Country Store Inc...  8,900       414,384
      Denny's Corp........................... 32,880        85,488 /(a)/
      Domino's Pizza Inc.....................  3,000        33,900 /(a)/
      Einstein Noah Restaurant Group Inc.....  4,000        43,160 /(a)/
      Panera Bread Co........................  1,000        75,290 /(a)/
      Wendy's Group Inc...................... 21,300        85,200
                                                           737,422

      HOUSEHOLD DURABLES -- 1.1%

      Jarden Corp............................ 15,310       411,380
      Tupperware Brands Corp.................  2,600       103,610
                                                           514,990

      HOUSEHOLD PRODUCTS -- 0.3%

      WD-40 Co...............................  4,000       133,600

      INSURANCE -- 4.3%

      Alleghany Corp.........................    600       175,980 /(a)/
      Allied World Assurance Company
       Holdings Ltd..........................  6,000       272,280
      Argo Group International Holdings Ltd..  6,600       201,894
      Arthur J Gallagher & Co................  6,000       146,280
      Brown & Brown Inc...................... 10,100       193,314
      First Mercury Financial Corp........... 10,730       113,523
      Hallmark Financial Services............  2,900        28,855 /(a)/
      HCC Insurance Holdings Inc............. 18,060       447,166
      National Interstate Corp...............  3,900        77,298
      Navigators Group Inc...................  6,000       246,780 /(a)/
      Symetra Financial Corp.................  8,950       107,400
      Tower Group Inc........................    900        19,377
                                                         2,030,147

      INTERNET SOFTWARE & SERVICES -- 1.0%

      Art Technology Group Inc............... 36,820       125,924 /(a)/
      comScore Inc...........................  7,400       121,878 /(a)/
      Constant Contact Inc...................  7,100       151,443 /(a)/
      NIC Inc................................ 10,100        64,741
                                                           463,986

      IT SERVICES -- 2.7%

      CACI International Inc.................  1,000        42,480 /(a)/
      CSG Systems International Inc..........  1,800        32,994 /(a)/
      ExlService Holdings Inc................  1,400        24,038 /(a)/
      Global Cash Access Holdings Inc........ 25,770       185,802 /(a)/
      iGate Corp............................. 10,137       129,956
      NeuStar Inc............................  7,058       145,536 /(a)/
      RightNow Technologies Inc..............  3,500        54,915 /(a)/
      Sapient Corp...........................  5,300        53,742

                                                NUMBER
                                             OF SHARES      VALUE

        SRA International Inc...............  4,670    $   91,859 /(a)/
        TeleTech Holdings Inc...............  3,400        43,826 /(a)/
        VeriFone Holdings Inc............... 14,440       273,349 /(a)/
        Virtusa Corp........................  4,985        46,510 /(a)/
        Wright Express Corp.................  5,300       157,410 /(a)/
                                                        1,282,417

        LEISURE EQUIPMENT & PRODUCTS -- 0.5%

        Polaris Industries Inc..............  3,975       217,115

        LIFE SCIENCES TOOLS & SERVICES -- 2.8%

        Bio-Rad Laboratories Inc............  2,600       224,874 /(a)/
        Bruker Corp......................... 28,560       347,289 /(a)/
        Dionex Corp.........................    800        59,568 /(a)/
        ICON PLC ADR........................ 12,740       368,059 /(a)/
        Luminex Corp........................ 10,128       164,276 /(a)/
        Techne Corp.........................  2,600       149,370
                                                        1,313,436

        MACHINERY -- 6.0%

        AGCO Corp...........................  7,675       206,995 /(a)/
        Ampco-Pittsburgh Corp...............  2,100        43,743
        Cascade Corp........................  5,340       190,157
        Chart Industries Inc................  2,352        36,644 /(a)/
        CLARCOR Inc.........................  9,100       323,232
        Flow International Corp............. 18,100        42,716 /(a)/
        Flowserve Corp......................  1,600       135,680
        Force Protection Inc................  6,000        24,600 /(a)/
        Gardner Denver Inc..................  3,000       133,770
        Harsco Corp.........................  4,950       116,325
        IDEX Corp........................... 12,100       345,697
        Middleby Corp.......................  3,750       199,463 /(a)/
        Mueller Industries Inc..............  4,570       112,422
        Nordson Corp........................  3,875       217,310
        Tennant Co..........................  1,600        54,112
        Timken Co...........................  6,050       157,239
        Trinity Industries Inc.............. 12,150       215,298
        WABCO Holdings Inc..................  1,900        59,812 /(a)/
        Wabtec Corp.........................  4,700       187,483
                                                        2,802,698

        MEDIA -- 2.3%

        Arbitron Inc........................ 14,210       364,202
        John Wiley & Sons Inc............... 11,000       425,370
        Morningstar Inc.....................  5,800       246,616 /(a)/
        National CineMedia Inc..............  2,400        39,984
                                                        1,076,172

        METALS & MINING -- 1.2%

        Commercial Metals Co................ 20,730       274,051
        Compass Minerals International Inc..  3,790       266,361
        Worthington Industries Inc..........  2,900        37,294
                                                          577,706

        MULTI-UTILITIES -- 0.5%

        OGE Energy Corp.....................  5,850       213,876

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

SMALL-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES      VALUE

        OFFICE ELECTRONICS -- 0.3%

        Zebra Technologies Corp.............  4,750    $  120,508 /(a)/

        OIL, GAS & CONSUMABLE FUELS -- 2.5%

        Arena Resources Inc.................  3,000        95,700 /(a)/
        Brigham Exploration Co..............  2,000        30,760 /(a)/
        GMX Resources Inc................... 11,550        74,959 /(a)/
        Gulfport Energy Corp................  6,000        71,160 /(a)/
        James River Coal Co................. 11,725       186,662 /(a)/
        Penn Virginia Corp..................  2,000        40,220
        Resolute Energy Corp................  9,100       111,384 /(a)/
        Rosetta Resources Inc...............  4,000        79,240 /(a)/
        SandRidge Energy Inc................ 14,100        82,203 /(a)/
        SM Energy Co........................ 10,080       404,813
                                                        1,177,101

        PERSONAL PRODUCTS -- 1.0%

        Alberto-Culver Co................... 14,100       381,969
        Revlon Inc..........................  3,600        40,176 /(a)/
        Schiff Nutrition International Inc..  5,400        38,448
                                                          460,593

        PHARMACEUTICALS -- 0.5%

        Impax Laboratories Inc..............  3,500        66,710 /(a)/
        Questcor Pharmaceuticals Inc........  7,200        73,512 /(a)/
        Viropharma Inc......................  7,300        81,833 /(a)/
                                                          222,055

        PROFESSIONAL SERVICES -- 0.5%

        CoStar Group Inc....................  5,600       217,280 /(a)/
        Diamond Management & Technology
         Consultants Inc....................  2,100        21,651
        Resources Connection Inc............    550         7,480 /(a)/
                                                          246,411

        REAL ESTATE INVESTMENT TRUSTS -- 3.1%

        BioMed Realty Trust Inc............. 24,760       398,388
        Digital Realty Trust Inc............  6,030       347,810
        Healthcare Realty Trust Inc......... 14,100       309,777
        Omega Healthcare Investors Inc...... 20,600       410,558
                                                        1,466,533

        ROAD & RAIL -- 2.1%

        Genesee & Wyoming Inc............... 10,860       405,187 /(a)/
        Landstar System Inc.................  6,000       233,940
        Old Dominion Freight Line Inc.......  9,800       344,372 /(a)/
                                                          983,499

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

        Applied Micro Circuits Corp.........  3,600        37,728 /(a)/
        Cabot Microelectronics Corp.........  1,300        44,967 /(a)/
        Ceva Inc............................  3,607        45,448 /(a)/
        Diodes Inc..........................  2,700        42,849 /(a)/
        Integrated Device Technology Inc....  4,900        24,255 /(a)/
        IXYS Corp...........................  5,466        48,319 /(a)/

                                                 NUMBER
                                              OF SHARES      VALUE

       Lattice Semiconductor Corp............ 11,200    $   48,608 /(a)/
       Microsemi Corp........................ 16,800       245,784 /(a)/
       Rudolph Technologies Inc.............. 25,900       195,545 /(a)/
       Semtech Corp.......................... 13,030       213,301 /(a)/
       Standard Microsystems Corp............  2,100        48,888 /(a)/
       Tessera Technologies Inc..............  1,900        30,495 /(a)/
       TriQuint Semiconductor Inc............  4,000        24,440 /(a)/
       Varian Semiconductor Equipment
        Associates Inc.......................  4,350       124,671 /(a)/
                                                         1,175,298

       SOFTWARE -- 7.7%

       ACI Worldwide Inc.....................  3,800        73,986 /(a)/
       ArcSight Inc..........................  2,700        60,453 /(a)/
       Ariba Inc............................. 16,100       256,473 /(a)/
       AsiaInfo Holdings Inc.................  2,600        56,836 /(a)/
       Blackbaud Inc......................... 17,110       372,485
       Blackboard Inc........................  6,000       223,980 /(a)/
       Bottomline Technologies Inc...........  8,100       105,543 /(a)/
       Concur Technologies Inc...............  3,000       128,040 /(a)/
       Ebix Inc..............................  8,100       127,008 /(a)/
       Informatica Corp......................  7,000       167,160 /(a)/
       Interactive Intelligence Inc..........  5,000        82,150 /(a)/
       Jack Henry & Associates Inc...........  6,000       143,280
       MICROS Systems Inc.................... 12,180       388,177 /(a)/
       MicroStrategy Inc.....................  1,600       120,144 /(a)/
       Parametric Technology Corp............ 21,490       336,748 /(a)/
       Pegasystems Inc.......................  4,000       128,440
       Progress Software Corp................  4,000       120,120 /(a)/
       Solera Holdings Inc...................  7,600       275,120
       Sourcefire Inc........................  4,100        77,900 /(a)/
       SS&C Technologies Holdings Inc........  2,990        47,930 /(a)/
       Ultimate Software Group Inc...........  7,500       246,450 /(a)/
       Unica Corp............................  7,200        68,976 /(a)/
                                                         3,607,399

       SPECIALTY RETAIL -- 3.9%

       Aaron's Inc........................... 18,980       323,989
       Aeropostale Inc....................... 11,160       319,622 /(a)/
       American Eagle Outfitters Inc.........  7,000        82,250
       Bebe Stores Inc.......................  7,400        47,360 /(a)/
       J Crew Group Inc......................    900        33,129 /(a)/
       Jo-Ann Stores Inc.....................  5,350       200,678 /(a)/
       JOS A Bank Clothiers Inc..............  1,000        53,990 /(a)/
       The Buckle Inc........................ 10,600       343,652
       The Finish Line Inc...................  4,100        57,113
       Tractor Supply Co.....................  4,450       271,317
       Ulta Salon Cosmetics & Fragrance Inc..  3,500        82,810 /(a)/
                                                         1,815,910

       TEXTILES, APPAREL & LUXURY GOODS -- 2.0%

       Carter's Inc..........................    700        18,375 /(a)/
       Columbia Sportswear Co................  4,350       203,015
       CROCS Inc.............................  5,500        58,190 /(a)/
       Deckers Outdoor Corp..................  2,523       360,461 /(a)/
       Fossil Inc............................  1,800        62,460 /(a)/
       Maidenform Brands Inc.................  3,100        63,116 /(a)/
       Steven Madden Ltd.....................  1,250        39,400 /(a)/

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

SMALL-CAP EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES       VALUE

       The Timberland Co.................... 1,600     $    25,840 /(a)/
       True Religion Apparel Inc............   900          19,863 /(a)/
       Unifirst Corp........................   500          22,010
       Wolverine World Wide Inc............. 1,800          45,396
                                                           918,126

       TRADING COMPANIES & DISTRIBUTORS -- 0.5%
       Applied Industrial Technologies Inc.. 6,260         158,503
       Watsco Inc........................... 1,000          57,920
                                                           216,423

       TOTAL COMMON STOCK
        (COST $45,489,320)..................            44,819,444

       ------------------------------------------------------------------
       OTHER INVESTMENTS -- 0.0%*
       ------------------------------------------------------------------
       GEI Investment Fund
        (COST $13)..........................                    11 /(c)/

       TOTAL INVESTMENTS IN SECURITIES
        (COST $45,489,333)..................            44,819,455

                                                         VALUE
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENTS -- 4.4%
        ---------------------------------------------------------------
        GE Money Market Fund Institutional
         Class 0.05%
         (COST $2,057,511).....................   $ 2,057,511  /(b,c)/

        TOTAL INVESTMENTS
         (COST $47,546,844)....................    46,876,966

        LIABILITIES IN EXCESS OF OTHER ASSETS,
         NET -- (0.4)%.........................      (181,892)
                                                  -----------

        NET ASSETS -- 100.0%...................   $46,695,074
                                                  ===========

        ---------------------------------------------------------------
        OTHER INFORMATION
        ---------------------------------------------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                         NUMBER   CURRENT
                           EXPIRATION      OF     NOTIONAL   UNREALIZED
      DESCRIPTION             DATE      CONTRACTS  VALUE   (DEPRECIATION)
      -------------------------------------------------------------------
      Russell 2000 Mini
       Index             September 2010     7     $425,460    $(29,851)


See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund.

*  Less than 0.01%.

+  Percentages are based on net assets as of June 30, 2010 .

Abbreviations:


                       ADR  American Depository Receipt

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

SMALL-CAP EQUITY FUND

                              ---------------------------------------------------------------------  -------------------------
                                                            CLASS 1                                                   CLASS 4
                              ---------------------------------------------------------------------  -------------------------
                                6/30/10+     12/31/09   12/31/08/(C)/   12/31/07 12/31/06 12/31/05     6/30/10+     12/31/09
                              ---------------------------------------------------------------------  --------------------------
INCEPTION DATE                                                                             4/28/00
Net asset value, beginning
 of period...................   $9.79        $7.48          $12.17        $14.39   $14.44   $13.62     $9.76        $7.49
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment
   income....................    0.05         0.04            0.09          0.06     0.05     0.02    (0.07)       (0.05)
  Net realized and
   unrealized
   gains/(losses) on
   investments...............  (0.15)         2.27          (4.67)          0.31     1.87     1.28    (0.05)         2.32
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS..................  (0.10)         2.31          (4.58)          0.37     1.92     1.30    (0.12)         2.27
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income....................      --           --            0.05          0.06     0.04     0.03        --           --
  Net realized gains.........      --           --            0.06          2.53     1.93     0.45        --           --
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..........      --         0.00            0.11          2.59     1.97     0.48        --         0.00
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period......................   $9.69        $9.79           $7.48        $12.17   $14.39   $14.44     $9.64        $9.76
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/............ (1.02)%       30.88%        (37.59)%         2.39%   13.27%    9.53%   (1.23)%       30.31%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period
   (in thousands)............ $46,687      $54,114         $50,210      $104,010 $127,381 $128,142        $8           $8
  Ratios to average net
   assets:
    Net investment
     income*................. (0.07)%      (0.04)%           0.46%         0.31%    0.31%    0.11%   (0.51)%      (0.51)%
    Net Expenses*............   1.21%/(b)/   1.52%/(b)/      0.94%/(b)/    0.87%    0.86%    0.86%     1.64%/(b)/   1.97%/(b)/
    Gross Expenses*..........   1.22%        1.52%           0.94%         0.87%    0.86%    0.86%     1.65%        1.97%
    Portfolio turnover
     rate....................     22%          40%             85%           25%      52%      33%       22%          40%

                              -----------------

                              -----------------
                              12/31/08/(C)/**
                              ----------------
INCEPTION DATE                    5/1/08
Net asset value, beginning
 of period...................     $12.06
INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS:
  Net investment
   income....................       0.02**
  Net realized and
   unrealized
   gains/(losses) on
   investments...............     (4.51)
----------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT
 OPERATIONS..................     (4.49)
----------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment
   income....................       0.02
  Net realized gains.........       0.06
----------------------------------------------
TOTAL DISTRIBUTIONS..........       0.08
----------------------------------------------
Net asset value, end of
 period......................      $7.49
----------------------------------------------
TOTAL RETURN/(A)/............   (37.20)%

RATIOS/SUPPLEMENTAL
 DATA:
  Net assets, end of period
   (in thousands)............         $6
  Ratios to average net
   assets:
    Net investment
     income*.................    (0.01)%*
    Net Expenses*............      1.39%/(b)/*
    Gross Expenses*..........      1.39%
    Portfolio turnover
     rate....................        85%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)Less than $0.01 per share of the distribution paid was from Return of Capital.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                  SMALL CAP
and Liabilities JUNE 30, 2010 (UNAUDITED)                             EQUITY
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $45,489,320)......... $ 44,819,444
  Investments in affiliated securities, at market (cost $13)......           11
  Short-term affiliated investments (at amortized cost)...........    2,057,511
  Receivable for investments sold.................................       14,691
  Income receivables..............................................       33,354
  Receivable for fund shares sold.................................        2,758
  Other assets....................................................      115,000
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................   47,042,769
--------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased...............................       97,923
  Payable for fund shares redeemed................................       29,730
  Payable to GEAM.................................................       14,762
  Accrued other expenses..........................................      201,500
  Variation margin payable........................................        3,780
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      347,695
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 46,695,074
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF :
  Capital paid in.................................................   58,228,501
  Undistributed (distribution in excess of) net investment income.      (12,863)
  Accumulated net realized gain (loss)............................  (10,820,835)
  Net unrealized appreciation/(depreciation) on:
    Investments...................................................     (669,878)
    Futures.......................................................      (29,851)
--------------------------------------------------------------------------------
NET ASSETS........................................................ $ 46,695,074
--------------------------------------------------------------------------------

CLASS 1:

NET ASSETS........................................................ $ 46,686,989
Shares outstanding ($0.01 par value; unlimited shares authorized).    4,815,850
Net asset value per share.........................................        $9.69

CLASS 4:

NET ASSETS........................................................ $      8,085
Shares outstanding ($0.01 par value; unlimited shares authorized).          838
Net asset value per share.........................................        $9.64

See Notes to Financial Statements.

Statement of Operations                                                   SMALL-CAP
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                         EQUITY
                                                                            FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................ $    292,346
    Interest............................................................        7,105
    Interest from affiliated investments................................          113
    Less: Foreign taxes withheld........................................        (255)
-------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................      299,309
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................      250,791
    Distributors Fees (Note 6)
      Class 4                                                                      19
    Transfer agent......................................................        8,940
    Director's fees.....................................................          900
    Custody and accounting expenses.....................................       41,920
    Professional fees...................................................       10,578
    Registration expenses...............................................        1,415
    Other expenses......................................................        6,984
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................      321,547
-------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser............................      (3,877)
-------------------------------------------------------------------------------------
    Net expenses........................................................      317,670
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)..........................................     (18,361)
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................    1,193,803
      Futures...........................................................      188,340

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................  (1,415,406)
      Futures...........................................................     (56,990)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............     (90,253)
-------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $  (108,614)
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                      SMALL CAP
Changes in Net Assets                                                                               EQUITY
                                                                                                     FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED   YEAR ENDED
                                                                                         JUNE 30, 2010    DECEMBER 31,
                                                                                          (UNAUDITED)         2009
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss)......................................................   $    (18,361)  $     (46,080)
    Net realized gain (loss) on investments and futures................................      1,382,143      (7,175,502)
    Net increase (decrease) in unrealized appreciation/(depreciation) on investments
      and futures......................................................................     (1,472,396)     20,714,743
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations............................................       (108,614)     13,493,161
-----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM :
    Net investment income
      Class 1..........................................................................             --              --
      Class 4..........................................................................             --              --
-----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS..................................................................             --              --
-----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions..................       (108,614)     13,493,161
-----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS :
    Proceeds from sale of shares
      Class 1..........................................................................        144,758       2,405,061
      Class 4..........................................................................             --              --
    Cost of shares redeemed
      Class 1..........................................................................     (7,463,532)    (11,991,743)
      Class 4..........................................................................             --              --
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) from share transactions.............................................     (7,318,774)     (9,586,682)
-----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..............................................     (7,427,388)      3,906,479

NET ASSETS
  Beginning of period..................................................................     54,122,462      50,215,983
-----------------------------------------------------------------------------------------------------------------------
  End of period........................................................................   $ 46,695,074   $  54,122,462
-----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD.........   $    (12,863)  $       5,498
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold............................................................................         13,900         309,191
Issued for distributions reinvested....................................................             --              --
Shares redeemed........................................................................       (723,700)     (1,499,252)
-----------------------------------------------------------------------------------------------------------------------
Net (decrease) in fund shares..........................................................       (709,800)     (1,190,061)
-----------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold............................................................................             --              --
Issued for distributions reinvested....................................................             --              --
Shares redeemed........................................................................             --              --
-----------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares.................................................             --              --
-----------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund (the "Fund"), International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements Section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price Level 1 securities primarily include exchange-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and these would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level
2. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment by the Fund in the appropriate circumstances. Examples of the types of securities that may be fair valued include: thinly traded or illiquid investments, high-yield securities or foreign securities.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In those circumstances the Fund classifies the investment

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

security in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In those circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Funds's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.
At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
          Cost of      Gross Tax    Gross Tax          Appreciation/
      Investments for  Unrealized   Unrealized       (Depreciation) on
       Tax Purposes   Appreciation Depreciation         Investments
      -------------------------------------------------------------------
        $47,985,893    $4,393,979       $(5,502,906)         $(1,108,926)

As of December 31, 2009, the Fund has capital loss carryovers as follows:

                               Amount     Expires
                             ----------------------
                              $430,701   12/31/2016
                              11,121,731 12/31/2017

Capital loss carryovers are available to offset future realized capital gain to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer incurred losses after October 31, 2009 as follows.

                               Capital  Currency
                               -----------------
                               $184,357   $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                      Ordinary   Long-Term   Return of
                       Income  Capital Gains  Capital   Total
                -----------------------------------------------
                2009  $     --   $     --     $    --  $     --
                2008   348,614    379,085      10,808   738,507

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) distributions from Real Estate Investment Trusts (REITS) and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, Subsequent Events effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                       Level 1    Level 2 Level 3    Total
 -----------------------------------------------------------------------------
 Investments in Securities
   Common Stock                      $44,819,444    $--     $--   $44,819,444
   Other Investments                          --     11      --            11
   Short-Term Investments              2,057,511     --      --     2,057,511
 -----------------------------------------------------------------------------
 Total Investments in Securities     $46,876,955    $11     $--   $46,876,966
 -----------------------------------------------------------------------------

 Other Financial Instruments
   Futures Contracts -- Unrealized
    Depreciation                     $   (29,851)   $--     $--   $   (29,851)

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                        Asset Derivatives June 30, 2010       Liability Derivatives June 30, 2010
                     --------------------------------------- --------------------------------------
Derivatives not            Location in the                           Location in
accounted for as              Statements                           the Statements
hedging instruments           of Assets              Fair             of Assets             Fair
under ASC 815              and Liabilities         Value ($)       and Liabilities        Value ($)
---------------------------------------------------------------------------------------------------
 Equity Contracts    Receivables, Net Assets --              Liabilities, Net Assets --
                     Net unrealized appreciation/            Net unrealized appreciation/
                     (depreciation) on Futures        --     (depreciation) on Futures    (29,851)*
---------------------------------------------------------------------------------------------------

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of net assets section of the Statements of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Refer to the Schedule of Investments for ending notional value.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                        Total Notional of                                Change in Unrealized
Derivatives not accounted        Location in the         Futures/Options         Realized Gain or     Appreciation/(Depreciation)
for as hedging instruments       Statements of              Contracts         (Loss) on Derivatives         on Derivatives
under ASC 815                      Operations          Purchased/(Sold) ($)  Recognized in Income ($)  Recognized in Income ($)
---------------------------------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            futures, Increase/
                            (decrease) in unrealized
                            appreciation/
                            (depreciation) on Futures  6,876,577/(7,643,107)         188,340                   (56,990)
---------------------------------------------------------------------------------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

GE Asset Management, a registered investment adviser, was retained by the Company's Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GE Asset Management's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

GEAM waives a portion of the Fund's Management Fee in the amount equal to the Management Fee earned by GEAM with respect to the Fund's Investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Small-Cap Equity Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, LP; and (iv) SouthernSun Asset Management, Inc. GEAM is responsible for allocating the Fund's assets among the sub-advisers in its discretion (Allocated Assets), and for managing the Fund's cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board.

For their services, GEAM pays each sub-adviser an investment sub-advisory fees, which are calculated as a percentage of the average daily net assets of the respective Allocated Assets that they manage.

8. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                             Purchases     Sales
                            -----------------------
                            $10,936,586 $15,763,265

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

OPTIONS During the period ended June 30, 2010, there were no options contracts written.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the Fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007; Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND   Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
-----------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer -- Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer -- Fixed Income Investments

Ralph R. Layman, President and Chief Investment Officer -- Public Equity Investments

Maureen B. Mitchell, President -- Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist

Don W. Torey, President -- Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer -- Investment
Strategies

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

GE Investments Funds, Inc.

S&P 500 Index Fund                                 Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



Michael J. Cosgrove
Chairman,
GE Investments Funds, Inc.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- S&P 500 Index Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE



       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

S&P 500 Index Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

Chairman, GE Investments Funds, Inc.
August 2010

Mike Cosgrove is President and Chief Executive Officer -- Mutual Funds & Intermediary Business at GE Asset Management. Mr. Cosgrove also serves as a Trustee of the GE Pension Trust and GE's employee savings program. Previously Chief Financial Officer of GE Asset Management and Assistant Treasurer -- GE Company, Mike joined GE in 1970 and held a number of managerial positions in finance and sales at GE's International Operation and in GE Trading Company. Mike has a B.S. in Economics from Fordham University and an M.B.A. from St. John's University.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

S&P 500 Index Fund


Semi-Annual Report
June 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

S&P 500 Index Fund                                 Contents
------------------------------------------------------------



                NOTES TO PERFORMANCE.......................  1

                MANAGER REVIEW AND SCHEDULE OF INVESTMENTS.  2

                NOTES TO SCHEDULE OF INVESTMENTS........... 12

                FINANCIAL STATEMENTS

                   Financial Highlights.................... 13

                   Statement of Assets and Liabilities..... 14

                   Statement of Operations................. 15

                   Statements of Changes in Net Assets..... 16

                   Notes to Financial Statements........... 17

                ADDITIONAL INFORMATION..................... 25

                INVESTMENT TEAM............................ 28


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments S&P 500 Index Fund's (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor's ("S&P") 500(R) Composite Price Index of stocks (S&P 500 Index) is an unmanaged index and does not reflect the actual cost of investing in the instruments that comprise the index.

The S&P 500(R) Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

--------------
GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investment Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]





SSgA Funds Management, Inc. ("SSgA FM") is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation. The Fund is managed by a team of portfolio managers composed of the following members: Karl Schneider and John F. Tucker.

Karl Schneider is the lead portfolio manager for the Fund, and is a Principal of SSgA FM. Karl joined the firm in 1996 and is a member of the firm's Global Structured
Products Team. Karl manages a variety of the firm's domestic and international passive funds. Karl holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Additionally, he holds a Series 3 license from the National Futures Association.

John F. Tucker, CFA, is a Principal of SSgA FM. John joined the firm in 1988 and is the Head of US Equity Markets in the Global Structured Products Team. He is also responsible for all derivative strategies and Exchange Traded Funds. John received a BA in Economics from Trinity College and an MS in Finance from Boston College. He is a member of the Boston Security Analysts Society and the CFA Institute.

Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010

A. For the six-month period ended June 30, 2010, the Class 1 shares of the S&P 500 Index Fund returned -6.81%. The S&P 500 Index, the Fund's benchmark, returned -6.65% and the Fund's Morningstar peer group of 465 US Insurance Large Blend funds returned an average of -7.01% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE

A. 2010 started strongly for U.S. equities, but after a choppy April and a traumatic May, stocks had to endure a June employment report that reflected a disappointing amount of hiring in the private sector. Despite a brief pause by the market to celebrate the apparent agreement on the main ingredients of US financial reform, persistently high jobless claims and a downbeat report on consumer confidence kept many investors on the defensive, and the S&P 500 closed the first half of 2010 at its worst levels since November 2009. The benchmark lost more than 11% in the second quarter, leaving it with a year-to-date loss of 6.65%.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE

A. By utilizing a passive, full replication investment style, the Fund owned the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30, 2010, the four largest sectors in the S&P 500 Index were Information Technology (18.7%), Financials (16.3%), Health Care (12.1%), and Consumer Staples (11.5%). The highest returning sector for the last six months was Industrials (-1.2%) followed by Consumer Discretionary (-1.8%). The lowest returning sectors were Materials (-13.1%) and Energy (-12.5%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD

A. Over the last six months there were 9 index addition/deletion changes announced by Standard & Poors that impacted the Fund. Not all of the additions and deletions were bought and sold in the Fund, however, as many changes were as a result of a merger or acquisition, or a spin-off involving another S&P 500 constituent. Additionally, there were numerous index share changes throughout the period, as well as at each quarter's end. Many of the share changes also required no trading, as the weight change within the portfolio was negligible.

S&P 500 Index Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

------------------------------------------------------------------------------------------------
                           ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                        BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
------------------------------------------------------------------------------------------------
Actual Fund Return**             1,000.00                   931.89                 1.82
------------------------------------------------------------------------------------------------
Hypothetical 5% Return
 (2.5% for the period)           1,000.00                 1,022.65                 1.91
------------------------------------------------------------------------------------------------

 *Expenses are equal to the Fund's annualized expense ratio of 0.38% (for the period January 1, 2010 - June 30, 2010), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**Actual Fund Return for the six-month period ended June 30, 2010 was: -6.81%.
  Past performance does not guarantee future results.

S&P 500 Index Fund
-----------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT


CLASS 1 SHARES
--------------------------------------------------------------------------------

                                    [CHART]

                         GEI S&P 500 Index         S&P 500 Index
                         ----------------          -------------
31-Dec-99                   10,000.00                10,000.00
 1-Dec-00                    9,057.41                 9,081.65
 1-Dec-01                    7,946.42                 7,999.85
 1-Dec-02                    6,169.06                 6,231.73
 1-Dec-03                    7,913.27                 8,021.99
 1-Dec-04                    8,741.10                 8,894.89
 1-Dec-05                    9,135.05                 9,332.39
 1-Dec-06                   10,544.51                10,806.20
 1-Dec-07                   11,081.81                11,400.06
 1-Dec-08                    6,936.88                 7,182.28
 1-Dec-09                    8,761.28                 9,083.04


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES
--------------------------------------------------------------------------------

                           SIX    ONE     FIVE   TEN     ENDING VALUE OF A
                         MONTHS+  YEAR    YEAR   YEAR  $10,000 INVESTMENT/(A)/
 -----------------------------------------------------------------------------
 S&P 500 Index Fund      -6.81%   14.13% -1.16% -1.95%         $8,214
 -----------------------------------------------------------------------------
 S&P 500 Index           -6.65%   14.43% -0.79% -1.59%         $8,517
 -----------------------------------------------------------------------------
 Morningstar peer group
  average annual
  total return*          -7.01%   13.44% -0.98% -1.60%
 -----------------------------------------------------------------------------
 Inception date                  4/15/85
 -----------------------------------------------------------------------------

INVESTMENT PROFILE                                                         [GRAPHIC]

A mutual fund designed for investors
who seek growth of capital and
accumulation of income that
corresponds to the investment return
of the Standard & Poor's 500
Composite Stock Index.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                  Exxon Mobil Corp.                      3.09%
                  --------------------------------------------
                  Apple Inc.                             2.43%
                  --------------------------------------------
                  Microsoft Corp.                        1.86%
                  --------------------------------------------
                  The Procter & Gamble Co.               1.83%
                  --------------------------------------------
                  Johnson & Johnson                      1.72%
                  --------------------------------------------
                  International Business Machines Corp.  1.68%
                  --------------------------------------------
                  General Electric Co.                   1.63%
                  --------------------------------------------
                  JPMorgan Chase & Co.                   1.54%
                  --------------------------------------------
                  Bank of America Corp.                  1.53%
                  --------------------------------------------
                  AT&T Inc.                              1.51%
                  --------------------------------------------


PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $190,186 (in thousands)

                                    [CHART]


Information Technology               19.5%
Financials                           14.3%
Healthcare                           12.4%
Energy                               11.3%
Consumer Staples                     11.2%
Industrials                          10.0%
Consumer Discretionary                9.4%
Utilities                             3.6%
Materials                             3.6%
Telecommunication Services            3.1%
Short-Term                            1.6%
Other Investments                     0.0%**



(a)Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.
* Morningstar performance comparisons are based on average annual total returns for the six month, one year, five year and ten year periods indicated in the U.S. Insurance Large Blend peer group consisting of 465, 461, 394 and 298 underlying annuity funds, respectively
**Less than 0.05%
+ Total returns for the period ended June 30, 2010 are not annualized.
++The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security.
See Notes to Performance on page 1 for further information, including an explanation of Morningstar peer categories.
Past performance does not predict future performance. The performance shown in the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares and do not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                              S&P 500 INDEX FUND


                                            NUMBER
                                         OF SHARES         VALUE
       COMMON STOCK -- 98.6% +
       ---------------------------------------------------------------------

       AEROSPACE & DEFENSE -- 2.8%

       General Dynamics Corp............  7,767    $     454,836
       Goodrich Corp....................  2,584          171,190
       Honeywell International Inc...... 15,343          598,837
       ITT Corp.........................  3,726          167,372
       L-3 Communications Holdings Inc..  2,300          162,932
       Lockheed Martin Corp.............  6,352          473,224
       Northrop Grumman Corp............  6,122          333,282
       Precision Castparts Corp.........  2,900          298,468
       Raytheon Co......................  7,569          366,264
       Rockwell Collins Inc.............  3,268          173,629
       The Boeing Co.................... 15,386          965,472      /(d)/
       United Technologies Corp......... 18,772        1,218,491      /(d)/
                                                       5,383,997

       AIR FREIGHT & LOGISTICS -- 1.0%

       CH Robinson Worldwide Inc........  3,400          189,244
       Expeditors International of
        Washington Inc..................  4,200          144,942
       FedEx Corp.......................  6,411          449,475
       United Parcel Service Inc........ 19,896        1,131,883
                                                       1,915,544

       AIRLINES -- 0.1%

       Southwest Airlines Co............ 15,349          170,527

       AUTO COMPONENTS -- 0.2%

       Johnson Controls Inc............. 13,746          369,355
       The Goodyear Tire & Rubber Co....  4,519           44,919      /(a)/
                                                         414,274

       AUTOMOBILES -- 0.4%

       Ford Motor Co.................... 68,727          692,768      /(a)/
       Harley-Davidson Inc..............  4,700          104,481
                                                         797,249

       BEVERAGES -- 2.6%

       Brown-Forman Corp................  2,147          122,873
       Coca-Cola Enterprises Inc........  6,518          168,555
       Constellation Brands Inc.........  3,500           54,670      /(a)/
       Dr Pepper Snapple Group Inc......  5,100          190,689
       Molson Coors Brewing Co..........  3,298          139,703
       PepsiCo Inc...................... 32,549        1,983,862      /(d)/
       The Coca-Cola Co................. 46,502        2,330,680      /(d)/
                                                       4,991,032

       BIOTECHNOLOGY -- 1.4%

       Amgen Inc........................ 19,422        1,021,597    /(a,d)/
       Biogen Idec Inc..................  5,300          251,485      /(a)/
       Celgene Corp.....................  9,363          475,828      /(a)/

                                              NUMBER
                                           OF SHARES         VALUE

       Cephalon Inc.......................   1,500   $      85,125 /(a)/
       Genzyme Corp.......................   5,400         274,158 /(a)/
       Gilead Sciences Inc................  17,849         611,864 /(a)/
                                                         2,720,057

       BUILDING PRODUCTS -- 0.0%*

       Masco Corp.........................   7,090          76,288

       CAPITAL MARKETS -- 2.4%

       Ameriprise Financial Inc...........   5,204         188,021
       E*Trade Financial Corp.............   3,440          40,661 /(a)/
       Federated Investors Inc............   2,100          43,491
       Franklin Resources Inc.............   3,000         258,570
       Invesco Ltd........................   8,600         144,738
       Janus Capital Group Inc............   3,400          30,192
       Legg Mason Inc.....................   3,400          95,302
       Morgan Stanley.....................  27,896         647,466
       Northern Trust Corp................   5,000         233,500
       State Street Corp..................  10,000         338,200 /(c)/
       T Rowe Price Group Inc.............   5,200         230,828
       The Bank of New York Mellon Corp...  24,703         609,917
       The Charles Schwab Corp............  20,011         283,756
       The Goldman Sachs Group Inc........  10,399       1,365,077
                                                         4,509,719

       CHEMICALS -- 1.8%

       Air Products & Chemicals Inc.......   4,232         274,276 /(d)/
       Airgas Inc.........................   1,700         105,740
       CF Industries Holdings Inc.........   1,470          93,272
       Eastman Chemical Co................   1,559          83,188
       Ecolab Inc.........................   4,652         208,921
       EI du Pont de Nemours & Co.........  18,261         631,648
       FMC Corp...........................   1,400          80,402
       International Flavors & Fragrances
        Inc...............................   1,547          65,624
       Monsanto Co........................  11,023         509,483 /(d)/
       PPG Industries Inc.................   3,337         201,588
       Praxair Inc........................   6,065         460,879
       Sigma-Aldrich Corp.................   2,382         118,695
       The Dow Chemical Co................  23,394         554,906
       The Sherwin-Williams Co............   1,763         121,982
                                                         3,510,604

       COMMERCIAL BANKS -- 3.0%

       BB&T Corp..........................  14,200         373,602
       Comerica Inc.......................   3,356         123,601
       Fifth Third Bancorp................  16,316         200,524
       First Horizon National Corp........   5,100          58,394 /(a)/
       Huntington Bancshares Inc..........  13,934          77,194
       KeyCorp............................  17,128         131,714
       M&T Bank Corp......................   1,600         135,920
       Marshall & Ilsley Corp.............  10,298          73,940
       PNC Financial Services Group Inc...  10,404         587,826
       Regions Financial Corp.............  23,768         156,393
       SunTrust Banks Inc.................  10,229         238,336
       US Bancorp.........................  38,609         862,911
       Wells Fargo & Co................... 105,102       2,690,611
       Zions Bancorporation...............   2,500          53,925
                                                         5,764,891

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                          NUMBER
                                       OF SHARES         VALUE

        COMMERCIAL SERVICES & SUPPLIES -- 0.5%

        Avery Dennison Corp...........   2,355   $      75,666
        Cintas Corp...................   2,800          67,116
        Iron Mountain Inc.............   3,500          78,610
        Pitney Bowes Inc..............   4,132          90,739
        Republic Services Inc.........   6,550         194,732
        RR Donnelley & Sons Co........   4,399          72,012
        Stericycle Inc................   1,800         118,044      /(a)/
        Waste Management Inc..........   9,903         309,865
                                                     1,006,784

        COMMUNICATIONS EQUIPMENT -- 2.3%

        Cisco Systems Inc............. 115,164       2,454,145    /(a,d)/
        Harris Corp...................   2,500         104,125
        JDS Uniphase Corp.............   4,450          43,788      /(a)/
        Juniper Networks Inc..........  10,500         239,610      /(a)/
        Motorola Inc..................  46,050         300,246      /(a)/
        QUALCOMM Inc..................  33,229       1,091,240
        Tellabs Inc...................   7,652          48,896
                                                     4,282,050

        COMPUTERS & PERIPHERALS -- 4.5%

        Apple Inc.....................  18,339       4,612,809      /(a)/
        Dell Inc......................  34,728         418,820    /(a,d)/
        EMC Corp......................  41,814         765,196      /(a)/
        Hewlett-Packard Co............  47,049       2,036,281
        Lexmark International Inc.....   1,700          56,151      /(a)/
        NetApp Inc....................   6,900         257,439      /(a)/
        QLogic Corp...................   2,200          36,564      /(a)/
        SanDisk Corp..................   4,600         193,522      /(a)/
        Teradata Corp.................   3,300         100,584      /(a)/
        Western Digital Corp..........   4,600         138,736      /(a)/
                                                     8,616,102

        CONSTRUCTION & ENGINEERING -- 0.2%

        Fluor Corp....................   3,478         147,815
        Jacobs Engineering Group Inc..   2,600          94,744      /(a)/
        Quanta Services Inc...........   4,000          82,600      /(a)/
                                                       325,159

        CONSTRUCTION MATERIALS -- 0.1%

        Vulcan Materials Co...........   2,700         118,341

        CONSUMER FINANCE -- 0.8%

        American Express Co...........  24,191         960,383      /(d)/
        Capital One Financial Corp....   9,125         367,738
        Discover Financial Services...  11,098         155,150
        SLM Corp......................  10,200         105,978      /(a)/
                                                     1,589,249

        CONTAINERS & PACKAGING -- 0.2%

        Ball Corp.....................   1,716          90,656
        Bemis Company Inc.............   2,362          63,774
        Owens-Illinois Inc............   3,500          92,575      /(a)/
        Pactiv Corp...................   2,548          70,962      /(a)/
        Sealed Air Corp...............   3,414          67,324
                                                       385,291

                                             NUMBER
                                          OF SHARES         VALUE

      DISTRIBUTORS -- 0.1%

      Genuine Parts Co...................   3,096   $     122,137

      DIVERSIFIED CONSUMER SERVICES -- 0.2%

      Apollo Group Inc...................   2,700         114,669      /(a)/
      DeVry Inc..........................   1,200          62,988
      H&R Block Inc......................   6,292          98,721
                                                          276,378

      DIVERSIFIED FINANCIAL SERVICES -- 4.4%

      Bank of America Corp............... 202,729       2,913,216
      Citigroup Inc...................... 454,206       1,707,815    /(a,d)/
      CME Group Inc......................   1,261         355,035
      IntercontinentalExchange Inc.......   1,500         169,545      /(a)/
      JPMorgan Chase & Co................  80,050       2,930,631      /(d)/
      Leucadia National Corp.............   3,700          72,187      /(a)/
      Moody's Corp.......................   4,084          81,353
      NYSE Euronext......................   5,300         146,439
      The NASDAQ OMX Group Inc...........   3,300          58,674      /(a)/
                                                        8,434,895

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.6%

      AT&T Inc........................... 118,880       2,875,707
      CenturyTel Inc.....................   5,900         196,529
      Frontier Communications Corp.......   6,900          49,059
      Qwest Communications International
       Inc...............................  29,048         152,502
      Verizon Communications Inc.........  56,967       1,596,215
      Windstream Corp....................   9,643         101,830
                                                        4,971,842

      ELECTRIC UTILITIES -- 1.9%

      Allegheny Energy Inc...............   3,200          66,176
      American Electric Power Company
       Inc...............................   9,725         314,118      /(d)/
      Duke Energy Corp...................  26,809         428,944
      Edison International...............   6,642         210,684
      Entergy Corp.......................   3,785         271,082
      Exelon Corp........................  13,452         510,772
      FirstEnergy Corp...................   6,320         222,654
      NextEra Energy Inc.................   8,362         407,731
      Northeast Utilities................   3,500          89,180
      Pepco Holdings Inc.................   4,600          72,128
      Pinnacle West Capital Corp.........   2,200          79,992
      PPL Corp...........................   9,244         230,638
      Progress Energy Inc................   5,656         221,828
      Southern Co........................  16,658         554,378
                                                        3,680,305

      ELECTRICAL EQUIPMENT -- 0.5%

      Emerson Electric Co................  15,138         661,379
      First Solar Inc....................   1,010         114,968      /(a)/
      Rockwell Automation Inc............   2,868         140,790
      Roper Industries Inc...............   2,000         111,920
                                                        1,029,057

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES         VALUE

         ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.6%

         Agilent Technologies Inc.......  7,185    $     204,270    /(a)/
         Amphenol Corp..................  3,600          141,408
         Corning Inc.................... 31,839          514,200
         FLIR Systems Inc...............  3,200           93,088    /(a)/
         Jabil Circuit Inc..............  3,900           51,870
         Molex Inc......................  2,950           53,808
                                                       1,058,644

         ENERGY EQUIPMENT & SERVICES -- 1.7%

         Baker Hughes Inc...............  8,732          362,989
         Cameron International Corp.....  4,800          156,096    /(a)/
         Diamond Offshore Drilling Inc..  1,500           93,285
         FMC Technologies Inc...........  2,543          133,914    /(a)/
         Halliburton Co................. 18,191          446,589
         Helmerich & Payne Inc..........  2,200           80,344
         Nabors Industries Ltd..........  6,000          105,720    /(a)/
         National Oilwell Varco Inc.....  8,600          284,402
         Rowan Companies Inc............  2,177           47,763    /(a)/
         Schlumberger Ltd............... 24,033        1,329,986
         Smith International Inc........  4,900          184,485
                                                       3,225,573

         FOOD & STAPLES RETAILING -- 2.5%

         Costco Wholesale Corp..........  8,817          483,436
         CVS Caremark Corp.............. 27,327          801,228
         Safeway Inc....................  7,900          155,314
         SUPERVALU Inc..................  4,613           50,005
         Sysco Corp..................... 12,044          344,097
         The Kroger Co.................. 13,266          261,208
         Walgreen Co.................... 19,713          526,337
         Wal-Mart Stores Inc............ 41,787        2,008,701
         Whole Foods Market Inc.........  3,100          111,662    /(a)/
                                                       4,741,988

         FOOD PRODUCTS -- 1.9%

         Archer-Daniels-Midland Co...... 13,086          337,881
         Campbell Soup Co...............  3,715          133,108
         ConAgra Foods Inc..............  9,168          213,798
         Dean Foods Co..................  3,700           37,259    /(a)/
         General Mills Inc.............. 13,262          471,066
         HJ Heinz Co....................  6,297          272,156
         Hormel Foods Corp..............  1,400           56,672
         Kellogg Co.....................  5,090          256,027
         Kraft Foods Inc................ 35,090          982,520
         McCormick & Company Inc........  2,600           98,696
         Mead Johnson Nutrition Co......  4,250          213,010
         Sara Lee Corp.................. 13,757          193,974
         The Hershey Co.................  3,484          166,988
         The JM Smucker Co..............  2,417          145,552
         Tyson Foods Inc................  6,300          103,257
                                                       3,681,964

         GAS UTILITIES -- 0.2%

         EQT Corp.......................  2,914          105,312
         Nicor Inc......................    843           34,142
         Oneok Inc......................  2,200           95,150

                                               NUMBER
                                            OF SHARES         VALUE

     Questar Corp..........................  3,400    $     154,666
                                                            389,270

     HEALTHCARE EQUIPMENT & SUPPLIES -- 1.8%

     Baxter International Inc.............. 12,129          492,923    /(d)/
     Becton Dickinson and Co...............  4,788          323,765
     Boston Scientific Corp................ 29,643          171,929    /(a)/
     CareFusion Corp.......................  3,375           76,613    /(a)/
     CR Bard Inc...........................  1,902          147,462
     DENTSPLY International Inc............  2,900           86,739
     Hospira Inc...........................  3,439          197,571    /(a)/
     Intuitive Surgical Inc................    820          258,808    /(a)/
     Medtronic Inc......................... 22,032          799,101
     St Jude Medical Inc...................  6,592          237,905    /(a)/
     Stryker Corp..........................  5,652          282,939
     Varian Medical Systems Inc............  2,400          125,472    /(a)/
     Zimmer Holdings Inc...................  4,000          216,200    /(a)/
                                                          3,417,427

     HEALTHCARE PROVIDERS & SERVICES -- 2.1%

     Aetna Inc.............................  8,608          227,079
     AmerisourceBergen Corp................  5,661          179,737
     Cardinal Health Inc...................  7,251          243,706
     CIGNA Corp............................  5,389          167,382
     Coventry Health Care Inc..............  3,100           54,808    /(a)/
     DaVita Inc............................  2,100          131,124    /(a)/
     Express Scripts Inc................... 10,900          512,518    /(a)/
     Humana Inc............................  3,327          151,944    /(a)/
     Laboratory Corporation of America
      Holdings.............................  2,000          150,700    /(a)/
     McKesson Corp.........................  5,502          369,514
     Medco Health Solutions Inc............  9,166          504,863    /(a)/
     Patterson Companies Inc...............  2,100           59,913
     Quest Diagnostics Inc.................  3,100          154,287
     Tenet Healthcare Corp.................  7,895           34,264    /(a)/
     UnitedHealth Group Inc................ 22,676          643,998
     WellPoint Inc.........................  8,500          415,905    /(a)/
                                                          4,001,742

     HEALTHCARE TECHNOLOGY -- 0.1%

     Cerner Corp...........................  1,400          106,246    /(a)/

     HOTELS, RESTAURANTS & LEISURE -- 1.7%

     Carnival Corp.........................  8,800          266,112
     Darden Restaurants Inc................  2,729          106,022
     International Game Technology.........  6,300           98,910
     Marriott International Inc............  5,214          156,107
     McDonald's Corp....................... 21,790        1,435,307
     Starbucks Corp........................ 15,198          369,311
     Starwood Hotels & Resorts Worldwide
      Inc..................................  3,900          161,577
     Wyndham Worldwide Corp................  3,849           77,519
     Wynn Resorts Ltd......................  1,300           99,151
     Yum! Brands Inc.......................  9,329          364,204
                                                          3,134,220

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES         VALUE

      HOUSEHOLD DURABLES -- 0.4%

      DR Horton Inc........................   5,600   $      55,048
      Fortune Brands Inc...................   3,141         123,064
      Harman International Industries Inc..   1,200          35,868 /(a)/
      Leggett & Platt Inc..................   3,300          66,198
      Lennar Corp..........................   3,200          44,512
      Newell Rubbermaid Inc................   5,856          85,732
      Pulte Group Inc......................   6,435          53,282 /(a)/
      Stanley Black & Decker Inc...........   3,192         161,260
      Whirlpool Corp.......................   1,443         126,724
                                                            751,688

      HOUSEHOLD PRODUCTS -- 2.6%

      Clorox Co............................   2,784         173,053
      Colgate-Palmolive Co.................   9,972         785,395
      Kimberly-Clark Corp..................   8,436         511,475 /(d)/
      The Procter & Gamble Co..............  58,073       3,483,219
                                                          4,953,142

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.2%

      Constellation Energy Group Inc.......   4,203         135,547
      NRG Energy Inc.......................   5,100         108,171 /(a)/
      The AES Corp.........................  13,400         123,816 /(a)/
                                                            367,534

      INDUSTRIAL CONGLOMERATES -- 2.3%

      General Electric Co.................. 214,862       3,098,310 /(f)/
      Textron Inc..........................   5,725          97,153
      3M Co................................  14,380       1,135,876
                                                          4,331,339

      INSURANCE -- 3.9%

      Aflac Inc............................   9,600         409,632
      American International Group Inc.....   2,625          90,405 /(a)/
      AON Corp.............................   5,436         201,784
      Assurant Inc.........................   2,100          72,870
      Berkshire Hathaway Inc...............  33,269       2,651,207 /(a)/
      Chubb Corp...........................   6,494         324,765
      Cincinnati Financial Corp............   3,192          82,577
      Genworth Financial Inc...............   9,600         125,472 /(a)/
      Hartford Financial Services Group
       Inc.................................   8,304         183,768
      Lincoln National Corp................   6,142         149,189
      Loews Corp...........................   7,066         235,368
      Marsh & McLennan Companies Inc.......  10,753         242,480
      MetLife Inc..........................  16,473         622,020
      Principal Financial Group Inc........   6,300         147,672
      Prudential Financial Inc.............   9,500         509,770
      The Allstate Corp....................  10,986         315,628 /(d)/
      The Progressive Corp.................  13,473         252,215
      The Travelers Companies Inc..........   9,899         487,526
      Torchmark Corp.......................   1,572          77,830
      Unum Group...........................   6,689         145,151
      XL Group PLC.........................   7,200         115,272
                                                          7,442,601

                                                NUMBER
                                             OF SHARES         VALUE

     INTERNET & CATALOG RETAIL -- 0.5%

     Amazoncom Inc..........................  6,900    $     753,894    /(a)/
     Expedia Inc............................  4,100           76,998
     priceline.com Inc......................    870          153,590    /(a)/
                                                             984,482

     INTERNET SOFTWARE & SERVICES -- 1.7%

     Akamai Technologies Inc................  3,400          137,938    /(a)/
     eBay Inc............................... 22,800          447,108    /(a)/
     Google Inc.............................  4,914        2,186,484    /(a)/
     Monster Worldwide Inc..................  2,700           31,455    /(a)/
     VeriSign Inc...........................  3,562           94,571    /(a)/
     Yahoo! Inc............................. 23,289          322,087    /(a)/
                                                           3,219,643

     IT SERVICES -- 3.1%

     Automatic Data Processing Inc..........  9,980          401,795
     Cognizant Technology Solutions
      Corp..................................  5,900          295,354    /(a)/
     Computer Sciences Corp.................  3,082          139,461
     Fidelity National Information Services
      Inc...................................  6,700          179,694
     Fiserv Inc.............................  2,978          135,975    /(a)/
     International Business Machines
      Corp.................................. 25,830        3,189,488
     Mastercard Inc.........................  1,900          379,107
     Paychex Inc............................  6,725          174,648
     SAIC Inc...............................  6,100          102,114    /(a)/
     The Western Union Co................... 13,124          195,679
     Total System Services Inc..............  4,402           59,867
     Visa Inc...............................  9,100          643,825
                                                           5,897,007

     LEISURE EQUIPMENT & PRODUCTS -- 0.2%

     Eastman Kodak Co.......................  6,475           28,102    /(a)/
     Hasbro Inc.............................  2,596          106,696
     Mattel Inc.............................  7,651          161,895
                                                             296,693

     LIFE SCIENCES TOOLS & SERVICES -- 0.5%

     Life Technologies Corp.................  3,503          165,517    /(a)/
     Millipore Corp.........................  1,145          122,114    /(a)/
     PerkinElmer Inc........................  2,310           47,748
     Thermo Fisher Scientific Inc...........  8,228          403,583    /(a)/
     Waters Corp............................  1,900          122,930    /(a)/
                                                             861,892

     MACHINERY -- 1.7%

     Caterpillar Inc........................ 12,632          758,804
     Cummins Inc............................  4,056          264,167
     Danaher Corp........................... 10,600          393,472
     Deere & Co.............................  8,540          475,507
     Dover Corp.............................  3,858          161,226
     Eaton Corp.............................  3,300          215,952
     Flowserve Corp.........................  1,200          101,760
     Illinois Tool Works Inc................  7,927          327,227
     PACCAR Inc.............................  7,503          299,145

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES         VALUE

       Pall Corp..........................  2,478    $      85,169
       Parker Hannifin Corp...............  3,172          175,919
       Snap-On Inc........................  1,309           53,551
                                                         3,311,899

       MEDIA -- 3.1%

       CBS Corp........................... 14,109          182,429
       Comcast Corp....................... 57,158          992,834
       DIRECTV............................ 18,400          624,128 /(a)/
       Discovery Communications Inc.......  5,700          203,547 /(a)/
       Gannett Company Inc................  4,808           64,716
       Meredith Corp......................    598           18,616
       News Corp.......................... 46,000          550,160
       Omnicom Group Inc..................  6,280          215,404
       Scripps Networks Interactive Inc...  1,900           76,646
       The Interpublic Group of Companies
        Inc...............................  9,830           70,088 /(a)/
       The McGraw-Hill Companies Inc......  6,321          177,873
       The New York Times Co..............  2,788           24,116 /(a)/
       The Walt Disney Co................. 39,420        1,241,730
       The Washington Post Co.............    140           57,467
       Time Warner Cable Inc..............  7,096          369,560
       Time Warner Inc.................... 22,838          660,247
       Viacom Inc......................... 12,413          389,396
                                                         5,918,957

       METALS & MINING -- 1.1%

       AK Steel Holding Corp..............  2,300           27,416
       Alcoa Inc.......................... 20,940          210,656 /(d)/
       Allegheny Technologies Inc.........  1,951           86,215
       Cliffs Natural Resources Inc.......  2,700          127,332
       Freeport-McMoRan Copper & Gold
        Inc...............................  9,555          564,987
       Newmont Mining Corp................  9,828          606,781
       Nucor Corp.........................  6,336          242,542
       Titanium Metals Corp...............  1,600           28,144 /(a)/
       United States Steel Corp...........  2,965          114,301
                                                         2,008,374

       MULTILINE RETAIL -- 0.9%

       Big Lots Inc.......................  1,800           57,762 /(a)/
       Family Dollar Stores Inc...........  2,700          101,763
       JC Penney Company Inc..............  4,787          102,825
       Kohl's Corp........................  6,300          299,250 /(a)/
       Macy's Inc.........................  8,430          150,897
       Nordstrom Inc......................  3,292          105,969
       Sears Holdings Corp................  1,019           65,878 /(a)/
       Target Corp........................ 14,749          725,208
                                                         1,609,552

       MULTI-UTILITIES -- 1.4%

       Ameren Corp........................  5,042          119,848
       CenterPoint Energy Inc.............  7,618          100,253
       CMS Energy Corp....................  4,700           68,855
       Consolidated Edison Inc............  5,607          241,662
       Dominion Resources Inc............. 11,900          461,006
       DTE Energy Co......................  3,366          153,523
       Integrys Energy Group Inc..........  1,531           66,966
       NiSource Inc.......................  5,815           84,318
       PG&E Corp..........................  7,654          314,579

                                               NUMBER
                                            OF SHARES         VALUE

      Public Service Enterprise Group Inc..  10,292   $     322,448
      SCANA Corp...........................   2,400          85,824
      Sempra Energy........................   4,875         228,101
      TECO Energy Inc......................   4,400          66,308
      Wisconsin Energy Corp................   2,400         121,776
      Xcel Energy Inc......................   8,980         185,078
                                                          2,620,545

      OFFICE ELECTRONICS -- 0.1%

      Xerox Corp...........................  26,947         216,654

      OIL, GAS & CONSUMABLE FUELS -- 8.9%

      Anadarko Petroleum Corp..............  10,056         362,921
      Apache Corp..........................   6,748         568,114
      Cabot Oil & Gas Corp.................   1,900          59,508
      Chesapeake Energy Corp...............  13,000         272,350
      Chevron Corp.........................  40,558       2,752,266
      ConocoPhillips.......................  29,919       1,468,724
      Consol Energy Inc....................   4,600         155,296
      Denbury Resources Inc................   8,400         122,976    /(a)/
      Devon Energy Corp....................   9,092         553,885
      El Paso Corp.........................  13,982         155,340
      EOG Resources Inc....................   5,100         501,687
      Exxon Mobil Corp..................... 102,993       5,877,811    /(d)/
      Hess Corp............................   5,870         295,496    /(d)/
      Marathon Oil Corp....................  14,242         442,784
      Massey Energy Co.....................   1,800          49,230
      Murphy Oil Corp......................   3,800         188,290
      Noble Energy Inc.....................   3,600         217,188
      Occidental Petroleum Corp............  16,379       1,263,640
      Peabody Energy Corp..................   5,479         214,393
      Pioneer Natural Resources Co.........   2,300         136,735
      Range Resources Corp.................   3,200         128,480
      Southwestern Energy Co...............   6,900         266,616    /(a)/
      Spectra Energy Corp..................  12,877         258,441
      Sunoco Inc...........................   2,376          82,614
      Tesoro Corp..........................   3,300          38,511
      The Williams Companies Inc...........  11,986         219,104
      Valero Energy Corp...................  11,800         212,164
                                                         16,864,564

      PAPER & FOREST PRODUCTS -- 0.2%

      International Paper Co...............   8,575         194,052
      MeadWestvaco Corp....................   3,300          73,260
      Weyerhaeuser Co......................   4,366         153,683
                                                            420,995

      PERSONAL PRODUCTS -- 0.2%

      Avon Products Inc....................   8,728         231,292
      The Estee Lauder Companies Inc.......   2,400         133,752
                                                            365,044

      PHARMACEUTICALS -- 6.1%

      Abbott Laboratories..................  31,004       1,450,367    /(d)/
      Allergan Inc.........................   6,155         358,590
      Bristol-Myers Squibb Co..............  34,518         860,879    /(d)/
      Eli Lilly & Co.......................  20,243         678,140
      Forest Laboratories Inc..............   6,000         164,580    /(a)/

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                           NUMBER
                                        OF SHARES         VALUE

        Johnson & Johnson..............  55,486   $   3,277,003
        King Pharmaceuticals Inc.......   5,733          43,513      /(a)/
        Merck & Company Inc............  63,045       2,204,684
        Mylan Inc......................   6,165         105,052      /(a)/
        Pfizer Inc..................... 162,214       2,313,172
        Watson Pharmaceuticals Inc.....   2,300          93,311      /(a)/
                                                     11,549,291

        PROFESSIONAL SERVICES -- 0.1%

        Dun & Bradstreet Corp..........   1,100          73,832
        Equifax Inc....................   2,600          72,956
        Robert Half International Inc..   3,200          75,360
                                                        222,148

        REAL ESTATE INVESTMENT TRUSTS -- 1.3%

        Apartment Investment &
         Management Co.................   2,431          47,088
        AvalonBay Communities Inc......   1,701         158,822
        Boston Properties Inc..........   2,800         199,752
        Equity Residential.............   5,700         237,348
        HCP Inc........................   6,000         193,500
        Healthcare Inc.................   2,600         109,512
        Host Hotels & Resorts Inc......  13,617         183,557
        Kimco Realty Corp..............   7,600         102,144
        Plum Creek Timber Company Inc..   3,200         110,496
        ProLogis.......................   9,900         100,287
        Public Storage.................   2,800         246,148
        Simon Property Group Inc.......   5,937         479,413
        Ventas Inc.....................   3,300         154,935
        Vornado Realty Trust...........   3,147         229,574
                                                      2,552,576

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.0%*

        CB Richard Ellis Group Inc.....   5,500          74,855      /(a)/

        ROAD & RAIL--0.8%

        CSX Corp.......................   7,939         394,013
        Norfolk Southern Corp..........   7,418         393,525
        Ryder System Inc...............     931          37,454
        Union Pacific Corp.............  10,137         704,623
                                                      1,529,615

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.5%

        Advanced Micro Devices Inc.....  11,874          86,918    /(a,d)/
        Altera Corp....................   6,000         148,860
        Analog Devices Inc.............   6,100         169,946
        Applied Materials Inc..........  27,100         325,742      /(d)/
        Broadcom Corp..................   8,650         285,191
        Intel Corp..................... 111,865       2,175,774      /(d)/
        KLA-Tencor Corp................   3,600         100,368
        Linear Technology Corp.........   4,300         119,583
        LSI Corp.......................  12,292          56,543      /(a)/
        MEMC Electronic Materials Inc..   4,500          44,460      /(a)/
        Microchip Technology Inc.......   3,900         108,186
        Micron Technology Inc..........  16,654         141,392      /(a)/
        National Semiconductor Corp....   4,566          61,458
        Novellus Systems Inc...........   1,700          43,112      /(a)/
        NVIDIA Corp....................  11,600         118,436      /(a)/

                                           NUMBER
                                        OF SHARES         VALUE

        Teradyne Inc...................   3,600   $      35,100      /(a)/
        Texas Instruments Inc..........  24,451         569,219
        Xilinx Inc.....................   5,687         143,654
                                                      4,733,942

        SOFTWARE -- 3.7%

        Adobe Systems Inc..............  10,684         282,378    /(a,d)/
        Autodesk Inc...................   4,648         113,225      /(a)/
        BMC Software Inc...............   3,700         128,131      /(a)/
        CA Inc.........................   7,800         143,520
        Citrix Systems Inc.............   3,600         152,028      /(a)/
        Compuware Corp.................   4,100          32,718      /(a)/
        Electronic Arts Inc............   6,900          99,360      /(a)/
        Intuit Inc.....................   6,200         215,574      /(a)/
        McAfee Inc.....................   3,300         101,376      /(a)/
        Microsoft Corp................. 153,439       3,530,631      /(d)/
        Novell Inc.....................   7,666          43,543      /(a)/
        Oracle Corp....................  78,852       1,692,164      /(d)/
        Red Hat Inc....................   4,000         115,760      /(a)/
        Salesforce.com Inc.............   2,200         188,804      /(a)/
        Symantec Corp..................  16,585         230,200      /(a)/
                                                      7,069,412

        SPECIALTY RETAIL -- 2.0%

        Abercrombie & Fitch Co.........   1,900          58,311
        AutoNation Inc.................   1,886          36,777      /(a)/
        AutoZone Inc...................     544         105,112      /(a)/
        Bed Bath & Beyond Inc..........   5,400         200,232      /(a)/
        Best Buy Company Inc...........   6,900         233,634
        CarMax Inc.....................   4,500          89,550      /(a)/
        GameStop Corp..................   2,900          54,491      /(a)/
        Home Depot Inc.................  33,733         946,885
        Lowe's Companies Inc...........  28,602         584,053
        Ltd Brands Inc.................   5,688         125,534
        Office Depot Inc...............   5,400          21,816      /(a)/
        O'Reilly Automotive Inc........   2,700         128,412      /(a)/
        RadioShack Corp................   2,256          44,015
        Ross Stores Inc................   2,500         133,225
        Staples Inc....................  14,650         279,083
        The Gap Inc....................   8,779         170,839
        Tiffany & Co...................   2,400          90,984
        TJX Companies Inc..............   8,180         343,151
        Urban Outfitters Inc...........   2,800          96,292      /(a)/
                                                      3,742,396

        TEXTILES, APPAREL & LUXURY GOODS -- 0.5%

        Coach Inc......................   6,000         219,300
        NIKE Inc.......................   7,910         534,320
        Polo Ralph Lauren Corp.........   1,200          87,552
        VF Corp........................   1,802         128,266
                                                        969,438

        THRIFTS & MORTGAGE FINANCE -- 0.1%

        Hudson City Bancorp Inc........   9,600         117,504
        People's United Financial Inc..   7,800         105,300
                                                        222,804

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

S&P 500 INDEX FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES        VALUE

      TOBACCO -- 1.5%

      Altria Group Inc................... 41,653    $    834,726
      Lorillard Inc......................  3,111         223,930
      Philip Morris International Inc.... 37,479       1,718,037
      Reynolds American Inc..............  3,400         177,208
                                                       2,953,901

      TRADING COMPANIES & DISTRIBUTORS -- 0.1%

      Fastenal Co........................  2,600         130,494
      WW Grainger Inc....................  1,282         127,495
                                                         257,989

      WIRELESS TELECOMMUNICATION SERVICES -- 0.3%

      American Tower Corp................  8,100         360,450   /(a)/
      MetroPCS Communications Inc........  4,600          37,674   /(a)/
      Sprint Nextel Corp................. 60,600         256,944   /(a)/
                                                         655,068

      TOTAL COMMON STOCK
       (COST $200,224,198)...............            187,824,886

      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------
      GEI Investment Fund
       (COST $90,842)....................                 79,032   /(e)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $200,315,040)...............            187,903,918

      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 1.2%
      -------------------------------------------------------------------

      SHORT-TERM INVESTMENTS -- 1.0%

      GE Money Market Fund Institutional
       Class 0.05%.......................              1,882,653 /(b,e)/

                                         PRINCIPAL
                                            AMOUNT        VALUE

          U.S. GOVERNMENT -- 0.2%

          U.S. Cash Management Bill
            0.09%  10/14/10............. $400,000  $    399,841 /(b)/

          TOTAL SHORT-TERM INVESTMENTS
           (COST $2,282,545)............              2,282,494

          TOTAL INVESTMENTS
           (COST $202,597,585)..........            190,186,412

          OTHER ASSETS AND LIABILITIES,
           NET -- 0.2%..................                390,320
                                                   ------------

          NET ASSETS -- 100.0%..........           $190,576,732
                                                   ============

          ------------------------------------------------------------
          OTHER INFORMATION
          ------------------------------------------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                       NUMBER    CURRENT
                         EXPIRATION      OF      NOTIONAL    UNREALIZED
       DESCRIPTION          DATE      CONTRACTS   VALUE    (DEPRECIATION)
       ------------------------------------------------------------------
       S&P 500 Emini
        Index Futures  September 2010    63     $3,233,790   $(183,944)

See Notes to Schedule of Investments on page 12 and Notes to Financial Statements on page 17.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptons of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

(f)General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment adviser.

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

S&P 500 INDEX FUND

                                            -----------------------------------------------------------------------
                                                6/30/10+       12/31/09      12/31/08    12/31/07 12/31/06 12/31/05
                                            -----------------------------------------------------------------------
INCEPTION DATE                                                                                              4/15/85
Net asset value, beginning of period.......  $ 19.82           $15.99        $26.52        $26.06   $22.94   $22.30
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income....................     0.17             0.38          0.52          0.47     0.42     0.36
  Net realized and unrealized
   gains/(losses) on investments...........   (1.52)             3.84       (10.46)          0.86     3.12     0.65
-------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS.....................   (1.35)             4.22        (9.94)          1.33     3.54     1.01
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income....................     0.00             0.39          0.50          0.47     0.42     0.37
  Net realized gains.......................     0.00             0.00          0.09          0.40       --       --
-------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS........................     0.00             0.39          0.59          0.87     0.42     0.37
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.............   $18.47           $19.82        $15.99        $26.52   $26.06   $22.94
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/..........................  (6.81)%           26.30%      (37.40)%         5.10%   15.43%    4.51%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands). $190,577         $224,165      $209,176      $447,426 $497,105 $531,015
  Ratios to average net assets:
    Net investment income*.................    1.67%            2.05%         1.91%         1.62%    1.58%    1.47%
    Net expenses*..........................    0.38%/(b)(c)/    0.43%/(b)/    0.41%/(b)/    0.39%    0.40%    0.40%
    Gross expenses*........................    0.43%            0.43%         0.41%         0.39%    0.40%     0.40
    Portfolio turnover rate................       2%               5%            4%            6%       4%       4%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
(c)Effective January 1, 2010, GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund. Unless terminated or amended, this agreement will continue in effect until April 30, 2011. The agreement may be changed or terminated with the approval of the Company's Board of Directors and GEAM.
* Annualized for periods less than one year.
+ Unaudited.

See Notes to Financial Statements.

Statement of Assets                                                   S&P 500
and Liabilities JUNE 30, 2010 (UNAUDITED)                              INDEX
                                                                       FUND
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $200,224,198)........ $187,824,886
  Investments in affiliated securities, at market (cost $90,842)..       79,032
  Short-term Investments at market (cost $399,892)................      399,841
  Short-term affiliated investments (at amortized cost)...........    1,882,653
  Receivable for investments sold.................................      518,819
  Income receivables..............................................      258,532
  Receivable for fund shares sold.................................       16,088
--------------------------------------------------------------------------------
    TOTAL ASSETS..................................................  190,979,851
--------------------------------------------------------------------------------

LIABILITIES
  Payable for fund shares redeemed................................      103,010
  Payable to GEAM.................................................       96,035
  Accrued other expenses..........................................      176,311
  Variation margin payable........................................       27,763
--------------------------------------------------------------------------------
    TOTAL LIABILITIES.............................................      403,119
--------------------------------------------------------------------------------
NET ASSETS........................................................ $190,576,732
--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.................................................  257,333,883
  Undistributed (distribution in excess of) net investment income.    1,804,157
  Accumulated net realized loss...................................  (55,966,191)
  Net unrealized appreciation/ (depreciation) on:
    Investments...................................................  (12,411,173)
    Futures.......................................................     (183,944)
--------------------------------------------------------------------------------
NET ASSETS........................................................ $190,576,732
--------------------------------------------------------------------------------

NET ASSETS........................................................ $190,576,732
Shares outstanding ($0.01 par value; unlimited shares authorized).   10,315,602
Net asset value per share.........................................       $18.47

See Notes to Financial Statements.

Statement of Operations                                                       S&P 500
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                             INDEX
                                                                               FUND
----------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend.............................................................. $  2,103,189
    Interest..............................................................      106,583
    Interest from affiliated investments..................................           85
----------------------------------------------------------------------------------------
  TOTAL INCOME............................................................    2,209,857
----------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees......................................      380,496
    Transfer agent........................................................           20
    Director's fees.......................................................        3,632
    Custody and accounting expenses.......................................       20,813
    Professional fees.....................................................       20,306
    Registration expenses.................................................       14,563
    Other expenses........................................................       24,932
----------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT..........................      464,762
----------------------------------------------------------------------------------------
    Less: Expenses waived or borne by the adviser.........................      (54,094)
    Less: Expenses reimbursed by the adviser..............................       (3,412)
----------------------------------------------------------------------------------------
    Net expenses..........................................................      407,256
----------------------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)............................................    1,802,601
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.........................................................   (3,241,252)
      Futures.............................................................       (1,865)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION / (DEPRECIATION) ON:
      Investments.........................................................  (11,838,926)
      Futures.............................................................     (239,105)
----------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments................  (15,321,148)
----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......... $(13,518,547)
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                        S&P 500
Changes in Net Assets                                                                                 INDEX
                                                                                                       FUND
------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED  YEAR ENDED
                                                                                           JUNE 30, 2010   DECEMBER 31,
                                                                                            (UNAUDITED)        2009
------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income...............................................................   $  1,802,601   $  4,156,927
    Net realized gain (loss) on investments and futures..................................     (3,243,117)   (18,244,107)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments
      and futures........................................................................    (12,078,031)    61,943,292
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations..............................................    (13,518,547)    47,856,112
------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income................................................................             --     (4,356,429)
------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS....................................................................             --     (4,356,429)
------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions....................    (13,518,547)    43,499,683
------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares.........................................................        699,624      3,626,812
    Value of distributions reinvested....................................................             --      4,356,429
    Cost of shares redeemed..............................................................    (20,769,470)   (36,493,594)
------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions......................................    (20,069,846)   (28,510,353)
------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS................................................    (33,588,393)    14,989,330

NET ASSETS
  Beginning of period....................................................................    224,165,125    209,175,795
------------------------------------------------------------------------------------------------------------------------
  End of period..........................................................................   $190,576,732   $224,165,125
------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD...........   $  1,804,157   $      1,556
------------------------------------------------------------------------------------------------------------------------

CHANGE IN FUND SHARES
    Shares sold..........................................................................         34,400        230,073
    Issued for distributions reinvested..................................................             --        217,713
    Shares redeemed......................................................................     (1,029,794)    (2,212,725)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares...................................................       (995,394)    (1,764,939)
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the "Fund"), Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In these circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3. Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level 2. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In those circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures,

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In these circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, the Fund believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in Total Investments, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities,

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values.

Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
         Cost of      Gross Tax    Gross Tax           Appreciation/
     Investments for  Unrealized   Unrealized        (Depreciation) on
      Tax Purposes   Appreciation Depreciation          Investments
     ---------------------------------------------------------------------
      $212,662,170   $34,486,976       $(56,962,734)         $(22,475,758)

As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                               Amount     Expires
                             ----------------------
                             $21,852,323 12/31/2016
                              19,967,105 12/31/2017

During the year ended December 31, 2009, there were no capital loss carryover expirations. Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                               Capital   Currency
                              -------------------
                              $1,376,573   $--

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary    Long-Term
                           Income   Capital Gains   Total
                   -----------------------------------------
                   2009  $4,356,429  $       --   $4,356,429
                   2008   6,315,180   1,148,328    7,463,508

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, distributions from Real Estate Investment Trusts (REITS), and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The Fund adopted ASC 855, Subsequent Events effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, Fair Valuation Measurements and Disclosures effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                       Level 1    Level 2  Level 3     Total
--------------------------------------------------------------------------------
Investments in Securities
  Common Stock                      $187,824,886  $     --   $--   $187,824,886
  Other Investments                           --    79,032    --         79,032
  Short-Term Investments               1,882,653   399,841    --      2,282,494
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES     $189,707,539  $478,873   $--   $190,186,412
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
  Futures Contracts -- Unrealized
   Depreciation                     $   (183,944) $     --   $--   $   (183,944)

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                        Asset Derivatives June 30, 2010        Liability Derivatives June 30, 2010
                     --------------------------------------- --------------------------------------
Derivatives not              Location in                             Location in
accounted for as            the Statements                         the Statements
hedging instruments           of Assets              Fair             of Assets             Fair
under ASC 815              and Liabilities         Value ($)       and Liabilities        Value ($)
-------------------  ----------------------------- --------- ---------------------------- ---------
 Equity Contracts    Receivables, Net Assets --              Liabilities, Net Assets --
                     Net unrealized appreciation/            Net unrealized appreciation/
                     (depreciation) on Futures        --     (depreciation) on Futures    (183,944)*
----------------------------------------------------------------------------------------------------

*Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments and within the components of net assets section of the Statements of Assets and Liabilities. Only the current day's variation margin is reported within the receivables and/or payables of the Statements of Assets and Liabilities.

Refer to the Schedule of Investments for ending notional value.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options         Realized Gain or
for as hedging instruments         Statements of               Contracts         (Loss) on Derivatives
under ASC 815                        Operations           Purchased/(Sold) ($)  Recognized in Income ($)
---------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures     7,603,175/(8,682,284)         (1,865)
---------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                     (239,105)
-------------------------------------------------------

5. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

Effective January 1, 2010, GEAM has entered into a contractual arrangement with the Company to limit the management fee charged to the Fund to 0.30% of the average daily net assets of the Fund. Unless terminated or amended, this agreement will continue in effect until April 30, 2011. The agreement may be changed or terminated with the approval of the Company's Board of Directors and GEAM.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information).

6. SUB-ADVISORY FEES

Pursuant to an investment sub-advisory agreement with GEAM, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund. SSgA is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For its services, GEAM pays SSgA monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                             Purchases     Sales
                             ----------------------
                             $4,480,510 $21,604,689

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued, have been evaluated in the preparation of the Financial Statements. There were no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------


INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG

--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------

The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, Chairman
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe

TREASURER

Eunice Tsang
Kimberley Costello
Michelle Matzelle

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP



CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, President and Chief Executive Officer

Cheryl H. Beacock, Senior Vice President, Human Resources

Daniel O. Colao, Executive Vice President, Chief Financial Officer

Michael J. Cosgrove, President and Chief Executive Officer -- Mutual Funds & Intermediary Business

Paul M. Colonna, President and Chief Investment Officer -- Fixed Income Investments

Ralph R. Layman, President and Chief Investment Officer -- Public Equity Investments

Maureen B. Mitchell, President -- Institutional Sales and Marketing

Matthew J. Simpson, Executive Vice President, General Counsel and Secretary

Judith A. Studer, Chief Market Strategist

Don W. Torey, President -- Alternative Investments

John J. Walker, Executive Vice President, Chief Operating Officer

David Wiederecht, President and Chief Investment Officer -- Investment
Strategies

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
member FINRA and SIPC
3001 Summer Street
PO Box 7900
Stamford, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.

[LOGO] GE

GE Investments Funds, Inc.

Total Return Fund                                  Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove



MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- Total Return Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE



       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Total Return Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove


Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

Total Return Fund
Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

Total Return Fund                                  Contents
------------------------------------------------------------


                NOTES TO PERFORMANCE.......................  1

                MANAGER REVIEW AND SCHEDULE OF INVESTMENTS.  2

                NOTES TO SCHEDULE OF INVESTMENTS........... 27

                FINANCIAL STATEMENTS

                   Financial Highlights.................... 28

                   Statement of Assets and Liabilities..... 30

                   Statement of Operations................. 31

                   Statements of Changes in Net Assets..... 32

                   Notes to Financial Statements........... 34

                APPROVAL OF SUBADVISORY AGREEMENT.......... 45

                ADDITIONAL INFORMATION..................... 46

                INVESTMENT TEAM............................ 49

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                               June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments Total Return Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market. The results shown for the foregoing indices assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise each Index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

Total Return Fund

--------------------------------------------------------------------------------

[PHOTO] Paul M. Colonna


PAUL M. COLONNA

[PHOTO] Ralph R. Layman


RALPH R. LAYMAN

[PHOTO] Thomas R. Lincoln


THOMAS R. LINCOLN

[PHOTO] Judith A. Studer


JUDITH A. STUDER

[PHOTO] Diane M. Wehner


DIANE M. WEHNER

THE TOTAL RETURN FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES PAUL M. COLONNA, RALPH R. LAYMAN, THOMAS R. LINCOLN, JUDITH A. STUDER AND DIANE
M. WEHNER. MS. STUDER IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND, INCLUDING THE FULL DISCRETION TO ALLOCATE THE FUND'S ASSETS TO SUB-ADVISER(S) RETAINED BY GE ASSET MANAGEMENT INCORPORATED ("GE ASSET MANAGEMENT"). EACH OF THE OTHER PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THE FOLLOWING SUB-PORTFOLIOS: U.S. EQUITY, U.S. MID-CAP EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. LINCOLN MANAGES THE U.S. EQUITY PORTION, MS. WEHNER MANAGES THE U.S. MID-CAP EQUITY PORTION, MR. LAYMAN MANAGES THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. GE ASSET MANAGEMENT HAS ALSO RETAINED URDANG SECURITIES MANAGEMENT, INC. ("URDANG") AND PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") TO EACH ACT AS SUB-ADVISER TO THAT PORTION OF THE FUND'S ASSETS ALLOCATED BY MS. STUDER TO REAL ESTATE-RELATED INVESTMENTS AND SMALL-CAP EQUITY INVESTMENTS RESPECTIVELY. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS AND SUB-ADVISERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVE. IN ADDITION TO OVERSIGHT AUTHORITY FOR ASSET ALLOCATION, MS. STUDER MAY AT TIMES ADJUST THE FUND'S INVESTMENT EXPOSURE THROUGH THE USE OF VARIOUS INVESTMENT TECHNIQUES SUCH AS INVESTMENTS IN DERIVATIVE INSTRUMENTS.

PAUL M. COLONNA IS PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME AND A DIRECTOR AT GE ASSET MANAGEMENT. SINCE JANUARY 2005, HE HAS BEEN RESPONSIBLE FOR THE FIXED INCOME PORTION OF THE TOTAL RETURN FUND. MR. COLONNA BECAME PRESIDENT -- FIXED INCOME IN MARCH 2007. PRIOR TO JOINING GE ASSET MANAGEMENT IN FEBRUARY 2000, MR. COLONNA WAS A SENIOR PORTFOLIO MANAGER WITH THE FEDERAL HOME LOAN
MORTGAGE CORPORATION, OVERSEEING THE MORTGAGE INVESTMENT GROUP.

RALPH R. LAYMAN IS PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITIES AND A DIRECTOR AT GE ASSET MANAGEMENT. MR. LAYMAN HAS BEEN RESPONSIBLE FOR THE INTERNATIONAL EQUITY PORTION OF THE TOTAL RETURN FUND SINCE 1997. MR. LAYMAN JOINED GE ASSET MANAGEMENT IN 1991 AS SENIOR VICE PRESIDENT FOR INTERNATIONAL INVESTMENTS AND BECAME AN EXECUTIVE VICE PRESIDENT IN 1992 AND PRESIDENT -- INTERNATIONAL EQUITIES IN MARCH 2007.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE MAY 2007. MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES IN 1997 AND PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

JUDITH A. STUDER IS THE CHIEF MARKET STRATEGIST AND A DIRECTOR AT GE ASSET MANAGEMENT. SHE HAS LED THE TEAM OF PORTFOLIO MANAGERS FOR THE TOTAL RETURN FUND SINCE JULY 2004. MS. STUDER JOINED GE ASSET MANAGEMENT IN AUGUST 1984 AND HAS HELD VARIOUS POSITIONS AT GE ASSET MANAGEMENT INCLUDING SENIOR VICE PRESIDENT -- U.S. EQUITIES FROM 1991 TO 1995, SENIOR VICE PRESIDENT -- INTERNATIONAL EQUITIES FROM 1995 TO 2006, PRESIDENT -- INVESTMENT STRATEGIES FROM JULY 2006 TO JUNE 2007, PRESIDENT -- U.S. EQUITIES FROM JUNE 2007 TO JULY 2009.

DIANE M. WEHNER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. SHE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE TOTAL RETURN FUND SINCE JANUARY 2006. BEFORE JOINING GE ASSET MANAGEMENT, MS. WEHNER WAS A VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER FROM JANUARY 1997 TO JUNE 2001, AND ASSOCIATE PORTFOLIO MANAGER FROM MAY 1995 TO JANUARY 1997, WITH BENEFIT CAPITAL MANAGEMENT CORPORATION. MS. WEHNER HAS SERVED AS AN ANALYST/ PORTFOLIO MANAGER IN THE INVESTMENT MANAGEMENT INDUSTRY SINCE 1985.

--------------------------------------------------------------------------------

                                    [GRAPHIC]




Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the Total Return Fund returned -6.06% for the Class 1 shares, -6.08% for the Class 2 shares, and -6.20% for the Class 3 shares. The Fund's broad based benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned -6.65% and 5.33%, respectively. The Fund's Morningstar peer group of 330 U.S. Insurance Moderate Allocation funds returned an average of -3.17% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE AND WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The performance of the Total Return Fund for the six-month period ended
   June 30, 2010 was primarily driven by the equity and fixed income sleeves of the Fund underperforming their respective benchmarks. Fund performance was also impacted by its underweight position in fixed income and overweight position in equities and cash.

   U.S. Equity

   The six-months ended June 30, 2010 presented U.S. equity investors with an extremely challenging market environment as the investment climate changed strikingly in the middle of the period. In the first three months, the U.S. and global economies continued their gradual recovery, which was, for the most part, reflected by further gains in U.S. stock prices. In this environment, the S&P 500 advanced over 5%. However, beginning in April concerns grew that Europe's sovereign debt crisis would halt the recovery and the markets witnessed a rise in risk aversion. Stocks tumbled after reaching a peak in mid-April, and defensively positioned sectors performed best. From April through June the S&P 500 declined over 11%. Telecommunication and utilities stocks went from being the worst performers to the best performing sectors in the S&P 500. Similarly, the performance of financials stocks flip-flopped as the mood turned from euphoria to fear. Concerns surrounding financial sector reform and the Goldman Sachs civil fraud suit also pressured the sector. All the while, the U.S. central bank provided reassurances that interest rates would remain low. Improving corporate earnings worked to pare U.S. equity losses in the second half of the period.

   Every S&P 500 sector declined during the first half of the year, with the worst returns among the materials (-12%), energy (-12%), and technology (-11%) sectors. Materials and energy were affected by growth concerns, a strengthening dollar which weighed on commodities and the catastrophic BP oil well explosion in the Gulf of Mexico. The industrials (-1%), consumer discretionary (-2%), and consumer staples (-3%) sectors held up the best in the schizophrenic market environment. In general, smaller-cap companies outperformed large-caps, with S&P 500 stocks below $3 billion in market cap returning -0.6% versus returns of -8% for stocks over $10 billion in market cap.

   After last year's significant outperformance, an investment environment largely favoring small-cap, low quality companies challenged performance in the first half of this year with the focus on large-cap, high quality companies. Financials and technology were the key sectors that negatively affected performance. Amid fears that the economic recovery was losing steam, quality tech companies lagged. We maintained our long-term conviction and took advantage of weakness to add to our holdings in select quality technology stocks. On the positive side, the Fund's telecom, consumer staples, and utilities holdings outperformed.

   Our investment process remained consistent as we continued to seek large-cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We added to consumer staples and health care, increased our underweight in consumer discretionary, and became underweight in energy. At the end of the period, the Fund's largest U.S. large-cap equity overweights were in technology and health care, and the largest underweights were in industrials, consumer discretionary, and consumer staples. Valuations for many companies remain attractive, even after the strong rebound that began in March 2009. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams have the most potential to survive and outperform. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with a focus on a long-term investment horizon.

Total Return Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]




   U.S. Mid-Cap Equity

   The year began with a sense of optimism that the economy was continuing a recovery, which began in the middle of last year, and resulted in a rally in many mid-cap stocks. The stock market advance quickly reversed when investor sentiment turned decidedly negative and resulted in a decline since mid-April of 15.7% for mid-cap stocks as measured by the Russell Mid-Cap Index. While high beta, low quality stocks won the day early in the year, many of these stocks were abandoned in favor of higher quality, more defensive stocks during the second quarter. However, for the period, stocks of lower quality companies outperformed those with higher returns on equities and stronger balance sheets. While quality growth companies fared better in the second quarter, more cyclical value stocks performed the best so far this period. The focus on higher quality growth companies and weak performance of certain stocks within the financials, materials, industrials, and energy sectors led to underperformance of the mid-cap equity portion of the Fund during the period. On the positive side, performance was enhanced by solid stock selection within information technology, consumer discretionary, and utilities.

   During the period we increased the mid-cap equity weighting in the financials, health care, and industrials sectors, and we reduced our exposure to the information technology, consumer discretionary, and utilities sectors. We are focused on investing in attractively valued companies with strong balance sheets, experienced management teams, solid earnings prospects, leading market shares, and superior long-term fundamentals. With an emphasis on growth, we continue to look to invest in innovative mid-cap companies that we believe provide prospects for above-average earnings growth. Therefore, at the end of the first half of 2010, health care and information technology companies represented a meaningful percentage of our mid-cap equity holdings.

   International Equity

   Growing concern over the direction of the global economy spurred the period's weakness for international equities, especially in May. Disarray in Europe over sovereign debt and lack of transparency regarding regulatory reform and capital requirements all served to keep investors uncommitted. The U.S. dollar was strong for much of the period, acting as a headwind for overseas market returns and volumes have generally been light, in our view, reflecting the lack of real trend in market sentiment as investors await further information. Deteriorating financials in some small European countries have been the main driver of sentiment during the period. Faced with potential default, Greece has quickly introduced budgetary solutions to repair the budget, backed by a massive ECB/IMF loan package. Meanwhile, budgetary excesses in other countries have reminded investors this is not an exclusively Greek issue. Where austerity measures have been announced, it appears investors are assuming that the growth outlook will be lower.

   Positive contributions in the international equity allocation to the Fund came from holdings in energy, notably an underweight in BP which fell over 50% during the period as a result of the unfolding Gulf of Mexico crisis. On the negative side, financials continued to exert an influence on the portfolio with several European banks and a Japanese investment bank performing poorly. European banks were hit on perceived association with the deteriorating European debt market which sent prices sharply lower.

   The shifting environment in Japan and Europe led to changes in the international equity portfolio. Japanese holdings were reduced due to increased political uncertainty, receding potential for reform in the domestic market, and deteriorating conditions for certain companies. In Europe, holdings in industrials were increased due to the export potential arising from a weaker Euro and holdings in information technology were increased due to evidence of corporate spending restarting after a protracted slowdown during the crisis. Holdings in European banks were reduced. Individual companies where we still foresee great opportunities overseas, especially in China, were increased.

   U.S. Fixed Income

   Through April, fixed income outperformed its benchmark but events in May and June caused relative performance to turn negative. As the European debt crisis heightened fears around the global recovery, many investors shunned riskier asset classes such as high yield and emerging market debt to buy U.S. Treasuries which pushed treasury yields

--------------------------------------------------------------------------------

                                    [GRAPHIC]



   downward. Exposure to these two asset classes, plus overweight positions in investment grade credit and commercial MBS were a drag on fixed income performance. The shorter duration relative to the benchmark also impacted relative return negatively as interest rates declined.

   News in the U.S. clearly showed a slowing in economic activity beginning with the employment data reported in May and June. While headline non-farm payroll figures were skewed by census workers added in May and taken away in June, private payrolls declined from an increase of 241,000 in April to an increase of 83,000 in June. The unemployment rate fell in June from 9.7% to 9.5% due mainly to a decline in the participation rate, which was not viewed as a favorable sign. The housing market weakened as new home sales slumped after the $8,000 tax credit offered to first-time homebuyers ended in April. Inflation in the U.S., as measured by the year-over-year personal consumption expenditure core price index, remained low at just 1.2% in May.

   The Federal Reserve's outlook for slow economic growth and low inflation did not change during the first half of 2010 and therefore the fed funds target rate remained unchanged at 0%-0.25% throughout the six months. In Washington, a finance reform bill intended to overhaul financial regulation was passed by the House of Representatives and awaited action by the Senate, which raised uncertainty around the banking sector.

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. During this period, we lowered the Fund's exposure to cash and increased its exposure to fixed income with a Fed policy to keep interest rates low. We also used a portion of cash to add real estate exposure to the Fund using a REIT strategy managed by Urdang, which helped to increase diversification. At the end of the period, we were slightly underweight in fixed income and slightly overweight in equities and cash.

Total Return Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, distribution and service fees (for shareholders of Classes 2 and 3), professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.
JANUARY 1, 2010 - JUNE 30, 2010

------------------------------------------------------------------------------------
                   ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE    EXPENSES PAID
                BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING PERIOD ($)*
------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
------------------------------------------------------------------------------------
    Class 1              1,000.00                   939.39               3.46
    Class 2              1,000.00                   939.19               3.70
    Class 3              1,000.00                   937.95               4.66
------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
------------------------------------------------------------------------------------
    Class 1              1,000.00                 1,021.00               3.61
    Class 2              1,000.00                 1,020.76               3.86
    Class 3              1,000.00                 1,019.79               4.86
------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.72% FOR CLASS
  1 SHARES, 0.77% FOR CLASS 2 SHARES, AND 0.97% FOR CLASS 3 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: -6.06% FOR CLASS 1 SHARES, -6.08% FOR CLASS 2 SHARES, AND -6.20% FOR CLASS 3 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

Total Return Fund                                  (unaudited)
---------------------------------------------------------------

  INVESTMENT PROFILE
  A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing primarily in a combination of U.S. and foreign equity and debt securities and cash.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                       Federal National Mortgage
                       Assoc.
                       4.50%, 05/01/18 - 06/01/40  1.89%
                       ---------------------------------
                       U.S. Treasury Notes
                       3.63%, 02/15/20             1.56%
                       ---------------------------------
                       Federal National Mortgage
                       Assoc.
                       5.50%, 04/01/14 - 04/01/38  1.44%
                       ---------------------------------
                       U.S. Treasury Bonds
                       4.63%, 02/15/40             1.10%
                       ---------------------------------
                       Federal National Mortgage
                       Assoc.
                       5.00%, 07/01/20 - 06/01/40  0.96%
                       ---------------------------------
                       PepsiCo Inc.                0.82%
                       ---------------------------------
                       Amgen Inc.                  0.81%
                       ---------------------------------
                       Microsoft Corp.             0.81%
                       ---------------------------------
                       NII Holdings Inc.           0.70%
                       ---------------------------------
                       Cisco Systems Inc.          0.66%
                       ---------------------------------

MORNINGSTAR PERFORMANCE COMPARISON
U.S. Insurance Moderate Allocation Peer Group*

Based on average annual total returns for the periods ended 6/30/10

                                     SIX    ONE   FIVE  TEN
                                    MONTHS  YEAR  YEAR  YEAR
                                    ------  ----  ----  ----
                   Number of funds
                   in peer group     330    321    199   146
                   ------------------------------------------
                   Peer group
                   average annual
                   total return*    -3.17% 12.81% 1.39% 1.80%
                   ------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES                                                                AVERAGE ANNUAL TOTAL RETURN FOR THE
                                                                              PERIODS ENDED JUNE 30, 2010

                                    [CHART]

                                                         Barclays Capital
                Total Return Fund   S&P 500 Index   U.S. Aggregate Bond Index
                -----------------   -------------   -------------------------
Dec 31, 1999        $10,000.00       $10,000.00           $10,000.00
 Dec 1, 2000         10,494.38         9,081.65            11,162.61
 Dec 1, 2001         10,191.13         7,999.85            12,105.12
 Dec 1, 2002          9,242.12         6,231.73            13,346.50
 Dec 1, 2003         11,119.53         8,021.99            13,894.31                               SIX    ONE    FIVE   TEN
 Dec 1, 2004         12,030.03         8,894.89            14,497.15                             MONTHS+  YEAR   YEAR   YEAR
 Dec 1, 2005         12,471.48         9,332.39            14,849.22                             ------- ------ ------ ------
                                                                              Total Return Fund  -6.06%   7.10%  1.38%  2.11%
                                                                              S&P 500 Index      -6.65%  14.43% -0.79% -1.59%
                                                                              Barclays Capital
                                                                               U.S. Aggregate
                                                                               Bond Index         5.33%   9.50%  5.54%  6.47%
                                                                              Inception date             7/1/85

CLASS 1 SHARES


                                    [CHART]

                                                         Barclays Capital
                Total Return Fund   S&P 500 Index   U.S. Aggregate Bond Index
                -----------------   -------------   -------------------------
Dec 31, 1999        $10,000.00       $10,000.00           $10,000.00
 Dec 1, 2000         10,494.38         9,081.65            11,162.61
 Dec 1, 2001         10,191.13         7,999.85            12,105.12              ENDING
 Dec 1, 2002          9,242.12         6,231.73            13,346.50            VALUE OF A
 Dec 1, 2003         11,119.53         8,021.99            13,894.31             $10,000
 Dec 1, 2004         12,030.03         8,894.89            14,497.15          INVESTMENT/(A)/
 Dec 1, 2005         12,471.48         9,332.39            14,849.22          --------------
                                                                                 $12,325
                                                                                 $ 8,517


                                                                                 $18,714


--------------------------------------------------------------------------------

CLASS 2 SHARES                                                               TOTAL RETURN
                                                                             FOR THE
                                                                             PERIODS ENDED
                                                                             JUNE 30, 2010

                                                                                                                     ENDING
                                                                                                                   VALUE OF A
                                     [CHART]                                              SIX    ONE     SINCE      $10,000
                                                                                        MONTHS+  YEAR  INCEPTION INVESTMENT/(A)/
                                                       Barclays Capital                 ------- ------ --------- --------------
                                                                             Total
                                                                              Return
                                                                              Fund      -6.08%   7.02%  -1.03%      $ 9,578
                                                                             S&P 500
                                                                              Index     -6.65%  14.43%  -3.55%      $ 8,603
                                                                             Barclays
                                                                              Capital
                                                                              U.S.
                                                                              Aggregate
                                                                              Bond
                                                                              Index      5.33%   9.50%   6.92%      $13,214
                                                                             Inception
                                                                              date              5/1/06

--------------------------------------------------------------------------------

CLASS 3 SHARES                                                              TOTAL RETURN
                                                                            FOR THE
                                                                            PERIODS ENDED
                                                                            JUNE 30, 2010

                                                                                                                    ENDING
                                                                                                                  VALUE OF A
                                     [CHART]                                             SIX    ONE     SINCE      $10,000
                                                                                       MONTHS+  YEAR  INCEPTION INVESTMENT/(A)/
                                                       Barclays Capital                ------- ------ --------- --------------
                                                                            Total
                                                                             Return
                                                                             Fund      -6.20%   6.80%  -1.10%      $ 9,551
                                                                            S&P 500
                                                                             Index     -6.65%  14.43%  -3.55%      $ 8,603
                                                                            Barclays
                                                                             Capital
                                                                             U.S.
                                                                             Aggregate
                                                                             Bond
                                                                             Index      5.33%   9.50%   6.92%      $13,214
                                                                            Inception
                                                                             date              5/1/06

                                    [GRAPHIC]



(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE U.S. INSURANCE MODERATE ALLOCATION PEER GROUP CONSISTING OF 330, 321, 199 AND 146 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 ARE NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES AND DO NOT REFLECT THE FEES OR CHARGES THAT WOULD BE ASSOCIATED WITH VARIABLE CONTRACTS THROUGH WHICH SHARES OF THE FUND ARE OFFERED.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                               TOTAL RETURN FUND

Portfolio Composition as a % of the Market Value of $2,475,464 (in thousands) as of June 30, 2010

                                    [CHART]

Domestic Equity           32.5%
Foreign Equity            28.6%
Bonds & Notes             22.0%
Short-Term                16.7%
Other Investments          0.2%




                                            NUMBER
                                         OF SHARES       VALUE
         DOMESTIC EQUITY -- 32.8%+
         -----------------------------------------------------------------

         AEROSPACE & DEFENSE -- 0.7%

         Alliant Techsystems Inc........  50,648   $ 3,143,215      /(a)/
         Hexcel Corp.................... 324,344     5,030,576      /(a)/
         Honeywell International Inc.... 162,704     6,350,337
         ITT Corp.......................  36,192     1,625,745
         Rockwell Collins Inc...........  20,880     1,109,354
                                                    17,259,227

         AIR FREIGHT & LOGISTICS -- 0.0%*

         UTi Worldwide Inc..............  70,329       870,673

         BEVERAGES -- 1.0%

         Coca-Cola Enterprises Inc...... 118,546     3,065,600
         Molson Coors Brewing Co........  27,840     1,179,302
         PepsiCo Inc.................... 334,397    20,381,498
                                                    24,626,400

         BIOTECHNOLOGY -- 1.7%

         Alexion Pharmaceuticals Inc....  39,051     1,999,021      /(a)/
         Amgen Inc...................... 378,998    19,935,295    /(a,h)/
         Gilead Sciences Inc............ 382,704    13,119,093      /(a)/
         Human Genome Sciences Inc......  75,311     1,706,547      /(a)/
         Incyte Corp Ltd................  97,626     1,080,720      /(a)/
         Vertex Pharmaceuticals Inc.....  78,735     2,590,382      /(a)/
                                                    40,431,058

         CAPITAL MARKETS -- 1.8%

         Affiliated Managers Group Inc..  58,969     3,583,546      /(a)/
         Ameriprise Financial Inc.......  77,952     2,816,406
         Invesco Ltd.................... 206,947     3,482,918
         Morgan Stanley.................  61,248     1,421,566
         State Street Corp.............. 392,423    13,271,746      /(e)/

                                              NUMBER
                                           OF SHARES       VALUE

       The Bank of New York Mellon Corp... 136,417   $ 3,368,136
       The Goldman Sachs Group Inc........ 113,584    14,910,172
                                                      42,854,490

       CHEMICALS -- 0.8%

       Intrepid Potash Inc................  88,662     1,735,115   /(a)/
       Monsanto Co........................ 165,009     7,626,716
       Praxair Inc........................ 146,952    11,166,883
                                                      20,528,714

       COMMERCIAL BANKS -- 0.3%

       Regions Financial Corp............. 373,523     2,457,781
       SunTrust Banks Inc.................  60,669     1,413,588
       US Bancorp.........................  76,561     1,711,138
       Wells Fargo & Co...................  54,044     1,383,526
       Zions Bancorporation...............  41,653       898,455
                                                       7,864,488

       COMMERCIAL SERVICES & SUPPLIES -- 0.6%

       Corrections Corporation of America. 418,730     7,989,368   /(a)/
       Iron Mountain Inc.................. 190,870     4,286,940
       Stericycle Inc.....................  23,709     1,554,836   /(a)/
                                                      13,831,144

       COMMUNICATIONS EQUIPMENT -- 1.4%

       Cisco Systems Inc.................. 764,196    16,285,017 /(a,h)/
       Juniper Networks Inc............... 137,240     3,131,817   /(a)/
       QUALCOMM Inc....................... 463,629    15,225,576
                                                      34,642,410

       COMPUTERS & PERIPHERALS -- 0.7%

       Apple Inc..........................  36,598     9,205,495   /(a)/
       Hewlett-Packard Co................. 113,449     4,910,073
       Synaptics Inc...................... 142,963     3,931,483   /(a)/
                                                      18,047,051

       DIVERSIFIED FINANCIAL SERVICES -- 1.3%

       Bank of America Corp............... 593,511     8,528,753
       CBOE Holdings Inc..................  72,007     2,343,828   /(a)/
       CME Group Inc......................  47,292    13,315,063
       JPMorgan Chase & Co................ 190,046     6,957,584
       MSCI Inc...........................  60,738     1,664,221   /(a)/
                                                      32,809,449

       DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

       AT&T Inc........................... 142,681     3,451,453
       Verizon Communications Inc.........  62,641     1,755,201
                                                       5,206,654

       ELECTRIC UTILITIES -- 0.7%

       Edison International...............  83,521     2,649,286
       Entergy Corp.......................  29,933     2,143,801
       ITC Holdings Corp.................. 120,173     6,358,353
       NextEra Energy Inc.................  19,954       972,958
       Northeast Utilities................ 192,820     4,913,053
                                                      17,037,451

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.1%

          Cogent Inc..................... 184,029   $ 1,658,101    /(a)/
          Corning Inc....................  90,481     1,461,268
                                                      3,119,369

          ENERGY EQUIPMENT & SERVICES -- 1.1%

          Dresser-Rand Group Inc.........  91,174     2,876,540    /(a)/
          Halliburton Co.................  34,801       854,365
          Nabors Industries Ltd..........  83,679     1,474,424    /(a)/
          National Oilwell Varco Inc.....  19,489       644,501
          Noble Corp.....................  71,126     2,198,505
          Schlumberger Ltd............... 288,259    15,952,253
          Weatherford International Ltd.. 189,619     2,491,594    /(a)/
                                                     26,492,182

          OFFICE -- 0.0%*

          Hudson Pacific Properties Inc..  11,660       201,135    /(a)/

          FOOD & STAPLES RETAILING -- 0.1%

          Safeway Inc....................  55,680     1,094,669
          Sysco Corp.....................  67,543     1,929,703
                                                      3,024,372

          FOOD PRODUCTS -- 0.6%

          Archer-Daniels-Midland Co......  97,440     2,515,901
          Kraft Foods Inc................ 182,794     5,118,232
          McCormick & Company Inc........ 121,936     4,628,690
          Mead Johnson Nutrition Co......  49,276     2,469,713
                                                     14,732,536

          GAS UTILITIES -- 0.1%

          EQT Corp.......................  40,444     1,461,646

          HEALTHCARE EQUIPMENT & SUPPLIES -- 1.4%

          Baxter International Inc.......  94,994     3,860,556
          Becton Dickinson and Co........  33,408     2,259,049
          Covidien PLC................... 200,616     8,060,751
          Gen-Probe Inc..................  48,726     2,213,135    /(a)/
          Hologic Inc.................... 127,811     1,780,407    /(a)/
          Masimo Corp.................... 158,200     3,766,742
          Medtronic Inc.................. 130,772     4,743,100
          ResMed Inc..................... 120,407     7,321,950    /(a)/
                                                     34,005,690

          HEALTHCARE PROVIDERS & SERVICES -- 0.9%

          Cardinal Health Inc............  59,871     2,012,264
          Catalyst Health Solutions Inc..  93,072     3,210,984    /(a)/
          Express Scripts Inc............ 284,474    13,375,968    /(a)/
          McKesson Corp..................  16,705     1,121,908
          Omnicare Inc...................  83,520     1,979,424
                                                     21,700,548

          HEALTHCARE TECHNOLOGY -- 0.1%

          MedAssets Inc..................  64,155     1,480,697    /(a)/

                                                NUMBER
                                             OF SHARES       VALUE

      HOTELS, RESTAURANTS & LEISURE -- 0.3%

      Carnival Corp......................... 139,821   $ 4,228,187
      Marriott International Inc............  28,094       841,134
      Orient-Express Hotels Ltd.............   7,540        55,796    /(a)/
      Penn National Gaming Inc.............. 113,367     2,618,778    /(a)/
      Starwood Hotels & Resorts Worldwide
       Inc..................................  13,200       546,876
                                                         8,290,771

      HOUSEHOLD DURABLES -- 0.1%

      MDC Holdings Inc......................  44,628     1,202,725

      HOUSEHOLD PRODUCTS -- 0.5%

      Clorox Co.............................  63,336     3,936,966
      The Procter & Gamble Co............... 128,760     7,723,025
                                                        11,659,991

      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

      Calpine Corp..........................  62,640       796,781    /(a)/

      INDUSTRIAL CONGLOMERATES -- 0.1%

      McDermott International Inc...........  99,866     2,163,098    /(a)/

      INSURANCE -- 1.1%

      ACE Ltd............................... 152,835     7,867,945
      Aflac Inc............................. 111,977     4,778,059
      AON Corp..............................  38,976     1,446,790
      HCC Insurance Holdings Inc............ 233,998     5,793,790
      PartnerRe Ltd.........................  19,488     1,366,888
      Principal Financial Group Inc.........  91,872     2,153,480
      Prudential Financial Inc..............  69,600     3,734,736
                                                        27,141,688

      INTERNET SOFTWARE & SERVICES -- 0.5%

      Equinix Inc...........................  24,972     2,028,226    /(a)/
      Google Inc............................  16,966     7,549,022    /(a)/
      MercadoLibre Inc......................  55,030     2,891,826    /(a)/
                                                        12,469,074

      IT SERVICES -- 1.2%

      Cognizant Technology Solutions Corp...  62,219     3,114,683    /(a)/
      International Business Machines Corp..  64,729     7,992,737
      The Western Union Co.................. 612,806     9,136,938
      Visa Inc.............................. 139,949     9,901,391
                                                        30,145,749

      LIFE SCIENCES TOOLS & SERVICES -- 0.8%

      Covance Inc...........................  72,507     3,721,059    /(a)/
      Illumina Inc..........................  86,099     3,747,889    /(a)/
      Life Technologies Corp................  71,079     3,358,483    /(a)/
      Mettler-Toledo International Inc......  30,945     3,454,391    /(a)/
      Thermo Fisher Scientific Inc.......... 119,444     5,858,728    /(a)/
                                                        20,140,550

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE

       MACHINERY -- 0.4%

       Cummins Inc.........................  32,077   $ 2,089,175
       Deere & Co..........................  54,288     3,022,756
       Eaton Corp..........................  33,262     2,176,665
       Harsco Corp......................... 130,654     3,070,370
                                                       10,358,966

       MEDIA -- 1.7%

       DIRECTV............................. 255,853     8,678,534   /(a)/
       Discovery Communications Inc........   4,896       174,836   /(a)/
       Discovery Communications Inc........  48,254     1,492,496   /(a)/
       Liberty Global Inc.................. 235,029     6,108,404   /(a)/
       News Corp...........................  76,494       914,868
       Omnicom Group Inc................... 338,958    11,626,259
       Regal Entertainment Group........... 216,837     2,827,554
       The Walt Disney Co.................. 104,400     3,288,600
       Time Warner Inc..................... 209,500     6,056,646
                                                       41,168,197

       METALS & MINING -- 0.5%

       Allegheny Technologies Inc.......... 191,123     8,445,725
       Freeport-McMoRan Copper & Gold Inc..  26,449     1,563,929
       Steel Dynamics Inc.................. 142,255     1,876,344
                                                       11,885,998

       MULTILINE RETAIL -- 0.4%

       Dollar General Corp.................  96,398     2,655,765   /(a)/
       Kohl's Corp.........................  29,271     1,390,373   /(a)/
       Target Corp......................... 119,772     5,889,189
                                                        9,935,327

       MULTI-UTILITIES -- 0.2%

       Dominion Resources Inc..............  97,441     3,774,864

       OIL, GAS & CONSUMABLE FUELS--1.6%

       Apache Corp.........................  64,115     5,397,842
       Chesapeake Energy Corp..............  31,320       656,154
       Chevron Corp........................  73,776     5,006,439
       Devon Energy Corp...................  43,848     2,671,220
       El Paso Corp........................ 124,717     1,385,606
       Exxon Mobil Corp.................... 190,009    10,843,814   /(h)/
       Marathon Oil Corp................... 125,281     3,894,986
       Occidental Petroleum Corp...........  27,440     2,116,996
       Peabody Energy Corp.................  47,345     1,852,610
       Petrohawk Energy Corp............... 105,994     1,798,718   /(a)/
       Pioneer Natural Resources Co........  41,840     2,487,388
       Southwestern Energy Co..............  47,497     1,835,284   /(a)/
                                                       39,947,057

       PAPER & FOREST PRODUCTS -- 0.0%*

       Weyerhaeuser Co.....................  24,360       857,472

       PERSONAL PRODUCTS -- 0.2%

       Alberto-Culver Co...................  64,462     1,746,276
       Avon Products Inc...................  65,456     1,734,584
                                                        3,480,860

                                                NUMBER
                                             OF SHARES       VALUE

       PHARMACEUTICALS -- 0.5%

       Abbott Laboratories..................  17,400   $   813,972
       Bristol-Myers Squibb Co.............. 144,073     3,593,181
       Johnson & Johnson.................... 100,609     5,941,968
       Pfizer Inc........................... 174,001     2,481,253
                                                        12,830,374

       PROFESSIONAL SERVICES -- 0.1%

       IHS Inc..............................  57,985     3,387,484    /(a)/

       REAL ESTATE INVESTMENT TRUSTS -- 1.1%

       Acadia Realty Trust..................   6,550       110,171
       Alexandria Real Estate Equities Inc..   3,700       234,469
       AMB Property Corp....................  16,290       386,236
       Apartment Investment & Management
        Co..................................  15,940       308,758
       Boston Properties Inc................  14,670     1,046,558
       Brandywine Realty Trust..............  36,340       390,655
       Camden Property Trust................  17,690       722,637
       CBL & Associates Properties Inc......   6,070        75,511
       Chesapeake Lodging Trust.............   5,050        79,891    /(a)/
       Cogdell Spencer Inc..................  16,010       108,228
       Colonial Properties Trust............  13,020       189,181
       DiamondRock Hospitality Co...........  15,300       125,766    /(a)/
       Digital Realty Trust Inc.............  10,240       590,643
       Douglas Emmett Inc................... 151,039     2,147,775
       Duke Realty Corp.....................  23,300       264,455
       Equity Residential...................  36,500     1,519,860
       Essex Property Trust Inc.............   7,010       683,755
       Federal Realty Investment Trust......   5,800       407,566
       HCP Inc..............................  21,100       680,475
       Healthcare Inc.......................  13,360       562,723
       Host Hotels & Resorts Inc............  39,470       532,056
       HRPT Properties Trust................  43,550       270,446
       Kilroy Realty Corp...................  13,210       392,733
       Kimco Realty Corp....................  73,350       985,824
       LaSalle Hotel Properties.............  11,670       240,052
       Medical Properties Trust Inc.........   8,270        78,069
       National Retail Properties Inc.......   8,460       181,382
       Nationwide Health Properties Inc.....   9,520       340,530
       Parkway Properties Inc...............   8,720       127,050
       Pebblebrook Hotel Trust..............  10,180       191,893    /(a)/
       Plum Creek Timber Company Inc........   9,460       326,654
       ProLogis.............................  88,960       901,164
       Public Storage.......................  19,840     1,744,134
       Senior Housing Properties Trust......  18,030       362,583
       Simon Property Group Inc.............  22,710     1,833,832
       SL Green Realty Corp.................  35,997     1,981,274
       Starwood Property Trust Inc..........   7,270       123,226
       Strategic Hotels & Resorts Inc.......   9,530        41,837    /(a)/
       Sunstone Hotel Investors Inc.........  13,030       129,388    /(a)/
       Tanger Factory Outlet Centers........   6,500       268,970
       Taubman Centers Inc..................  12,820       482,417
       The Macerich Co......................  20,790       775,883
       UDR Inc..............................  34,730       664,385
       U-Store-It Trust.....................  16,230       121,076
       Ventas Inc...........................  10,530       494,384

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                              NUMBER
                                           OF SHARES       VALUE

       Vornado Realty Trust...............  20,850   $ 1,521,008
       Weingarten Realty Investors........  18,140       345,567
                                                      26,093,130

       REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

       CB Richard Ellis Group Inc......... 547,044     7,445,269 /(a,h)/

       ROAD & RAIL -- 0.1%

       Union Pacific Corp.................  44,544     3,096,253

       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.9%

       Hittite Microwave Corp.............  80,535     3,603,136   /(a)/
       Intel Corp......................... 463,121     9,007,704   /(h)/
       KLA-Tencor Corp....................  45,240     1,261,291
       Marvell Technology Group Ltd....... 248,557     3,917,258   /(a)/
       Microchip Technology Inc...........  38,280     1,061,887
       NVIDIA Corp........................  27,840       284,247   /(a)/
       Texas Instruments Inc.............. 114,841     2,673,498
                                                      21,809,021

       SOFTWARE -- 1.8%

       Activision Blizzard Inc............ 338,512     3,550,991
       ArcSight Inc.......................  86,563     1,938,146   /(a)/
       Blackboard Inc.....................  63,456     2,368,812   /(a)/
       Citrix Systems Inc.................  72,848     3,076,371   /(a)/
       Microsoft Corp..................... 866,100    19,928,961   /(h)/
       Oracle Corp........................ 189,442     4,065,425
       Rovi Corp.......................... 242,394     9,189,157   /(a)/
                                                      44,117,863

       SPECIALTY RETAIL -- 1.0%

       Bed Bath & Beyond Inc.............. 157,672     5,846,478 /(a,h)/
       Lowe's Companies Inc............... 607,053    12,396,022
       O'Reilly Automotive Inc............  89,269     4,245,634   /(a)/
       Urban Outfitters Inc...............  49,248     1,693,638   /(a)/
                                                      24,181,772

       TEXTILES, APPAREL & LUXURY GOODS -- 0.2%

       Coach Inc.......................... 102,621     3,750,798

       THRIFTS & MORTGAGE FINANCE -- 0.1%

       People's United Financial Inc...... 230,395     3,110,333

       TOBACCO -- 0.2%

       Altria Group Inc...................  20,881       418,455
       Philip Morris International Inc....  73,080     3,349,987
                                                       3,768,442

       TRADING COMPANIES & DISTRIBUTORS -- 0.1%

       MSC Industrial Direct Co...........  32,076     1,624,970

       WATER UTILITIES -- 0.1%

       American Water Works Company
        Inc............................... 134,935     2,779,661

                                                NUMBER
                                             OF SHARES        VALUE

     WIRELESS TELECOMMUNICATION SERVICES -- 1.1%

     American Tower Corp....................   144,872 $  6,446,804    /(a)/
     Crown Castle International Corp........    10,310      384,151    /(a)/
     NII Holdings Inc.......................   531,781   17,293,518    /(a)/
     Syniverse Holdings Inc.................   124,530    2,546,638    /(a)/
                                                         26,671,111

     TOTAL DOMESTIC EQUITY
      (COST $838,627,692)...................            802,313,033

     ------------------------------------------------------------------------
     FOREIGN EQUITY -- 25.6%
     ------------------------------------------------------------------------

     COMMON STOCK -- 25.0%

     AEROSPACE & DEFENSE -- 0.5%

     CAE Inc................................   543,829    4,723,608
     European Aeronautic Defence and
      Space Company N.V.....................   245,845    5,025,571
     Safran S.A.............................    85,002    2,375,127
                                                         12,124,306

     AUTOMOBILES -- 0.7%

     Daimler AG.............................   104,135    5,276,550
     Maruti Suzuki India Ltd................    24,102      732,223
     Suzuki Motor Corp......................   361,995    7,098,276
     Toyota Motor Corp......................    93,565    3,212,042
                                                         16,319,091

     BEVERAGES -- 0.2%

     Anadolu Efes Biracilik Ve Malt Sanayii
      AS....................................    44,794      522,882
     Diageo PLC.............................    66,270    1,042,356
     Heineken N.V...........................    50,154    2,129,456
                                                          3,694,694

     BUILDING PRODUCTS -- 0.1%

     Daikin Industries Ltd..................    66,000    2,010,654

     CAPITAL MARKETS -- 0.8%

     Credit Suisse Group AG (Regd.).........   151,956    5,710,476
     Egyptian Financial Group-Hermes
      Holding...............................   232,628    1,181,888    /(a)/
     Mirae Asset Securities Company Ltd.....    17,874      781,049
     Nomura Holdings Inc.................... 1,832,235   10,001,899
     Yuanta Financial Holding Company
      Ltd................................... 2,201,251    1,175,040
                                                         18,850,352

     CHEMICALS -- 1.4%

     Linde AG...............................    80,969    8,528,139
     Potash Corp of Saskatchewan Inc........    25,752    2,220,852
     Potash Corporation of Saskatchewan
      Inc...................................    95,966    8,280,358
     Sinofert Holdings Ltd.................. 2,484,658      976,806

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                 NUMBER
                                              OF SHARES       VALUE

     Sociedad Quimica y Minera de Chile S.A.
      ADR....................................    82,434 $ 2,688,172
     SODIFF Advanced Materials Company
      Ltd....................................    10,372     995,845   /(a)/
     Syngenta AG.............................    21,584   4,983,939
     Taiwan Fertilizer Company Ltd...........   541,979   1,417,969
     Taiyo Nippon Sanso Corp.................   403,954   3,205,085
                                                         33,297,165

     COMMERCIAL BANKS -- 3.2%

     Akbank TAS..............................   259,647   1,243,770   /(a)/
     Axis Bank Ltd...........................    46,909   1,240,254   /(a)/
     Banco Santander Brasil S.A..............   601,000   6,178,380
     Banco Santander S.A.....................   875,706   9,198,208
     BNP Paribas.............................   160,883   8,670,138
     China Merchants Bank Company Ltd........   419,738   1,004,107
     Credit Agricole S.A.....................   207,065   2,151,931
     Grupo Financiero Banorte SAB de C.V.....   213,776     813,001
     Halyk Savings Bank of Kazakhstan
      JSC....................................    56,722     449,805   /(a)/
     HSBC Holdings PLC....................... 1,326,901  12,138,383
     Industrial & Commercial Bank of
      China.................................. 1,814,576   1,321,197
     Kasikornbank PCL........................   366,126   1,064,474
     Kazkommertsbank.........................    62,335     311,052   /(a)/
     KB Financial Group Inc..................    96,791   3,710,073
     Korea Exchange Bank.....................    63,870     650,933
     Lloyds Banking Group PLC................ 7,768,336   6,141,042
     Metropolitan Bank & Trust...............   854,099   1,130,721
     Mitsubishi UFJ Financial Group Inc...... 1,425,803   6,468,663
     Raiffeisen International Bank Holding
      AG.....................................     9,164     348,640   /(a)/
     Siam Commercial Bank PCL................    12,209      30,155
     Standard Bank Group Ltd.................    68,360     907,616
     Sumitomo Mitsui Financial Group Inc.....    63,680   1,800,765
     The Bank of Yokohama Ltd................   967,981   4,424,244
     UniCredit S.p.A......................... 2,905,217   6,437,214
                                                         77,834,766

     COMMERCIAL SERVICES & SUPPLIES -- 0.3%

     Brambles Ltd............................   633,671   2,895,726
     G4S PLC.................................   859,877   3,413,756
     G4S PLC.................................   391,247   1,558,454
                                                          7,867,936

     COMMUNICATIONS EQUIPMENT -- 0.9%

     HTC Corp................................    89,348   1,186,551
     Nokia Oyj...............................   197,333   1,611,120
     Research In Motion Ltd..................   213,844  10,533,955   /(a)/
     Research In Motion Ltd..................   102,177   5,031,687   /(a)/
     Telefonaktiebolaget LM Ericsson.........   384,898   4,277,792
     ZTE Corp................................   173,253     526,041
                                                         23,167,146

     COMPUTERS & PERIPHERALS -- 0.0%*

     Asustek Computer Inc....................       429       3,160
     Pegatron Corp...........................     1,155       1,080   /(a)/
                                                              4,240

                                                 NUMBER
                                              OF SHARES       VALUE

      CONSTRUCTION & ENGINEERING -- 0.5%

      China State Construction International
       Holdings Ltd.......................... 1,493,790 $   453,947
      Doosan Heavy Industries and
       Construction Company Ltd..............    25,206   1,542,357
      Empresas ICA SAB de C.V................   326,252     773,318    /(a)/
      Hyundai Development Co.................    18,318     408,133
      Larsen & Toubro Ltd....................   110,931   4,291,253
      Murray & Roberts Holdings Ltd..........   182,333     918,733
      Vinci S.A..............................    78,908   3,281,883
                                                         11,669,624

      CONSTRUCTION MATERIALS -- 0.2%

      CRH PLC................................   201,410   4,156,629

      DIVERSIFIED CONSUMER SERVICES -- 0.0%*

      MegaStudy Company Ltd..................     4,638     612,815

      DIVERSIFIED FINANCIAL SERVICES -- 0.3%

      Deutsche Boerse AG.....................   130,182   7,922,268

      DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%

      Telefonica S.A.........................   167,639   3,110,666
      Telekomunikasi Indonesia Tbk PT........   670,292     568,148
                                                          3,678,814

      ELECTRIC UTILITIES -- 0.1%

      Iberdrola S.A..........................   407,149   2,292,242

      ELECTRICAL EQUIPMENT -- 0.3%

      ABB Ltd. ADR...........................    66,541   1,149,828
      Schneider Electric S.A.................    64,572   6,532,704
      Zhuzhou CSR Times Electric Company
       Ltd...................................   372,607     788,760
                                                          8,471,292

      ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.4%

      Byd Company Ltd........................   124,500     915,693
      China Security & Surveillance
       Technology Inc........................    51,771     239,182    /(a)/
      Delta Electronics Inc.................. 1,781,890   5,688,068
      Hon Hai Precision Industry Company
       Ltd...................................   521,127   1,826,639
      Samsung SDI Company Ltd................     4,280     598,981    /(a)/
      Wasion Group Holdings Ltd..............   776,430     487,351    /(a)/
                                                          9,755,914

      FOOD & STAPLES RETAILING -- 0.7%

      Alliance Global Group Inc.............. 4,657,150     534,457    /(a)/
      Koninklijke Ahold N.V..................   279,531   3,463,563
      Metro AG...............................    85,749   4,382,378
      Tesco PLC.............................. 1,216,561   6,872,302
      X5 Retail Group N.V. GDR...............    26,835     909,707    /(a)/
                                                         16,162,407

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES       VALUE

       FOOD PRODUCTS -- 1.0%

       American Dairy Inc...................    30,528 $   486,922    /(a)/
       China Agri-Industries Holdings Ltd...   562,003     649,778
       Cosan SA Industria e Comercio........    95,040   1,190,570    /(a)/
       Danone...............................    48,982   2,630,336
       Global Bio-Chem Technology Group
        Company Ltd......................... 1,155,081     160,371
       IOI Corporation Bhd..................    74,048     114,125
       Nestle S.A...........................   327,788  15,798,226
       Nestle S.A. ADR......................    27,840   1,343,002
       Unilever N.V.........................    63,883   1,747,519
                                                        24,120,849

       HEALTHCARE EQUIPMENT & SUPPLIES -- 0.4%

       Cie Generale d'Optique Essilor
        International S.A...................   162,101   9,648,976

       HEALTHCARE PROVIDERS & SERVICES -- 0.1%

       Fleury S.A...........................    85,100     943,772    /(a)/
       Life Healthcare Group Holdings Ltd...   307,047     542,734    /(a)/
       Sinopharm Group Co...................   116,000     422,646    /(a)/
                                                         1,909,152

       HOUSEHOLD DURABLES -- 0.1%

       LG Electronics Inc...................    14,510   1,103,398
       Techtronic Industries Co.............   640,498     499,042
                                                         1,602,440

       HOUSEHOLD PRODUCTS -- 0.6%

       Reckitt Benckiser Group PLC..........   205,539   9,573,303
       Unicharm Corp........................    55,300   6,230,690
                                                        15,803,993

       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.0%*

       China WindPower Group Ltd............ 4,859,793     474,680    /(a)/

       INDUSTRIAL CONGLOMERATES -- 1.0%

       Chongqing Machinery & Electric
        Company Ltd......................... 2,970,224     712,325
       Koninklijke Philips Electronics N.V..   310,242   9,279,997
       MAX India Ltd........................   120,430     394,450    /(a)/
       Siemens AG...........................   140,472  12,584,834
       Siemens AG ADR.......................    10,440     934,693
                                                        23,906,299

       INSURANCE -- 1.1%

       AXA S.A..............................   306,225   4,686,070
       China Life Insurance Company Ltd.....   287,689   1,256,273
       Prudential PLC....................... 1,137,337   8,589,961
       Samsung Fire & Marine Insurance
        Company Ltd.........................     4,880     774,633    /(a)/
       Sony Financial Holdings Inc..........     1,893   6,309,237
       Tong Yang Life Insurance.............    86,334     898,960
       Zurich Financial Services AG.........    21,317   4,696,377
                                                        27,211,511

                                               NUMBER
                                            OF SHARES       VALUE

        INTERNET SOFTWARE & SERVICES -- 0.5%

        Baidu Inc. ADR.....................   182,254 $12,407,853 /(a)/
        Tencent Holdings Ltd...............    13,600     225,307
                                                       12,633,160

        IT SERVICES -- 0.3%

        Cap Gemini S.A.....................   113,403   4,992,371
        HCL Technologies Ltd...............   107,288     831,957
        Infosys Technologies Ltd...........    14,825     884,189 /(a)/
        Telvent GIT S.A....................    59,761     998,009
                                                        7,706,526

        MACHINERY -- 0.4%

        China South Locomotive and Rolling
         Stock Corp........................ 5,730,151   3,909,873
        Fanuc Ltd..........................    22,700   2,561,169
        Mitsubishi Heavy Industries Ltd....   663,000   2,285,241
                                                        8,756,283

        MARINE -- 0.2%

        AP Moller -- Maersk A/S............       641   5,056,866

        MEDIA -- 0.2%

        Grupo Televisa S.A. ADR............    40,381     703,033
        Vivendi S.A........................   157,443   3,204,933
        Zee Entertainment Enterprises Ltd..    85,324     561,392
                                                        4,469,358

        METALS & MINING -- 1.7%

        Anglo American PLC.................    12,670     442,079 /(a)/
        Antofagasta PLC....................    86,836   1,011,656
        Barrick Gold Corp..................    41,760   1,896,322
        BHP Billiton PLC...................   365,036   9,477,513
        China Molybdenum Company Ltd.......   629,780     352,837
        Harmony Gold Mining Company Ltd.
         ADR...............................    97,009   1,025,385
        Hidili Industry International
         Development Ltd...................   442,544     323,730 /(a)/
        Impala Platinum Holdings Ltd.......    26,761     623,585
        Kinross Gold Corp..................    91,092   1,560,132
        Maanshan Iron & Steel.............. 1,070,876     466,948
        New World Resources N.V............   116,343   1,198,516
        POSCO..............................     2,650   1,004,114
        Rio Tinto PLC......................   182,207   8,012,212
        Sumitomo Metal Industries Ltd...... 3,572,049   8,069,696
        Tata Steel Ltd.....................    46,182     478,894
        ThyssenKrupp AG....................    92,029   2,271,686
        Vale S.A. ADR......................   198,086   4,163,768
                                                       42,379,073

        MULTI-UTILITIES -- 0.4%

        National Grid PLC.................. 1,073,178   7,845,717
        Veolia Environnement...............    99,821   2,349,022
                                                       10,194,739

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                NUMBER
                                             OF SHARES       VALUE

      OIL, GAS & CONSUMABLE FUELS -- 2.1%

      Afren PLC.............................   774,453 $   979,311 /(a)/
      BG Group PLC..........................   412,049   6,136,537
      CNOOC Ltd.............................   428,000     725,264
      ENI S.p.A.............................   236,373   4,346,150
      Gazprom OAO ADR.......................   118,664   2,232,070
      Lukoil OAO ADR........................    39,740   2,046,610
      Paladin Energy Ltd....................   881,459   2,633,726 /(a)/
      PetroChina Company Ltd................   660,000     728,315
      Petroleo Brasileiro S.A. ADR..........   186,953   5,571,199
      Reliance Industries Ltd...............    66,744   1,552,368 /(a)/
      Royal Dutch Shell PLC.................   205,734   5,198,860
      Suncor Energy Inc.....................   239,838   7,060,830
      Suncor Energy Inc.....................   132,042   3,892,981
      Total S.A.............................   162,264   7,255,413
                                                        50,359,634

      PHARMACEUTICALS -- 0.9%

      Bayer AG..............................   115,291   6,453,426
      Novartis AG...........................   113,252   5,485,998
      Roche Holding AG......................    78,666  10,822,696
                                                        22,762,120

      PROFESSIONAL SERVICES -- 0.2%

      Experian PLC..........................    89,934     783,140
      The Capita Group PLC..................   440,153   4,855,755
                                                         5,638,895

      REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%

      Franshion Properties China Ltd........   287,623      79,076
      Glorious Property Holdings Ltd........ 2,183,000     621,609
      Mitsubishi Estate Company Ltd.........   324,982   4,520,455
      Unitech Ltd...........................   536,943     851,259
                                                         6,072,399

      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%

      ASM Pacific Technology Ltd............    51,787     402,305
      Samsung Electronics Company Ltd.......    17,330  10,869,616
      Taiwan Semiconductor Manufacturing
       Company Ltd.......................... 5,574,433  10,418,853
      Taiwan Semiconductor Manufacturing
       Company Ltd. ADR.....................   293,104   2,860,696
                                                        24,551,470

      SOFTWARE -- 0.3%

      Autonomy Corporation PLC..............   135,105   3,687,668 /(a)/
      SAP AG................................    89,223   3,974,151
      Shanda Interactive Entertainment Ltd.
       ADR..................................    15,983     634,046 /(a)/
                                                         8,295,865

                                               NUMBER
                                            OF SHARES        VALUE

       SPECIALTY RETAIL -- 0.3%

       Esprit Holdings Ltd.................   685,976 $  3,693,185
       Hennes & Mauritz AB.................    18,131      499,266
       Yamada Denki Company Ltd............    62,075    4,052,529
                                                         8,244,980

       TEXTILES, APPAREL & LUXURY GOODS -- 0.2%

       Adidas AG...........................    97,960    4,750,674
       Ports Design Ltd....................   320,488      815,128
                                                         5,565,802

       TRADING COMPANIES & DISTRIBUTORS -- 0.2%

       Mitsubishi Corp.....................   204,000    4,216,862

       TRANSPORTATION INFRASTRUCTURE -- 0.0%*

       Dalian Port PDA Company Ltd.........   948,087      409,232

       WIRELESS TELECOMMUNICATION SERVICES -- 0.8%

       America Movil SAB de C.V. ADR.......    50,576    2,402,361
       China Mobile Ltd....................   261,957    2,594,882
       Mobile Telesystems OJSC ADR.........   234,897    4,500,627
       MTN Group Ltd.......................   450,191    5,906,898
       Vodafone Group PLC.................. 2,108,973    4,351,333
                                                        19,756,101

       TOTAL COMMON STOCK
        (COST $679,329,986)................            611,639,620

       ---------------------------------------------------------------------
       PREFERRED STOCK -- 0.6%
       ---------------------------------------------------------------------

       AUTOMOBILES -- 0.2%

       Volkswagen AG.......................    57,969    5,095,341

       BANKING -- 0.1%

       Citigroup Capital XII...............    34,425      860,281    /(i)/

       COMMERCIAL BANKS -- 0.1%

       Itau Unibanco Holding S.A...........   105,291    1,898,451    /(a)/

       ELECTRIC UTILITIES -- 0.0%*

       Cia Energetica de Minas Gerais......    34,635      502,658    /(a)/

       HEALTHCARE EQUIPMENT & SUPPLIES -- 0.0%*

       Fresenius SE........................    39,452    2,610,259

       MEDIA -- 0.1%

       NET Servicos de Comunicacao S.A.....    68,604      647,028    /(a)/

       METALS & MINING -- 0.1%

       Usinas Siderurgicas de Minas Gerais
        S.A................................    23,287      621,547
       Vale S.A............................   113,794    2,393,304    /(a)/
                                                         3,014,851

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                            NUMBER
                                         OF SHARES        VALUE

         OIL, GAS & CONSUMABLE FUELS -- 0.0%*

         Petroleo Brasileiro S.A........  58,915   $    877,923

         TOTAL PREFERRED STOCK
          (COST $15,289,113)............             15,506,792

         ----------------------------------------------------------------
         RIGHTS -- 0.0%*
         ----------------------------------------------------------------

         ELECTRIC UTILITIES -- 0.0%*

         Cia Energetica de Minas Gerais. 407,149         88,848    /(a)/

         FOOD PRODUCTS -- 0.0%*

         Fresenius SE................... 462,032         18,096    /(a)/

         TOTAL RIGHTS
          (COST $95,473)................                106,944

         TOTAL FOREIGN EQUITY
          (COST $694,714,572)...........            627,253,356

                                              PRINCIPAL
                                                 AMOUNT       VALUE
          ----------------------------------------------------------------
          BONDS AND NOTES -- 26.8%
          ----------------------------------------------------------------

          U.S. TREASURIES -- 4.1%

          U.S. Treasury Bonds
           4.38%     11/15/39.............. $ 2,506,400   2,705,737
           4.50%     08/15/39..............   3,189,400   3,512,824
           4.63%     02/15/40..............  24,139,900  27,134,744
          U.S. Treasury Notes
           0.59%     04/30/12..............  14,267,100  14,374,103 /(d)/
           2.50%     04/30/15..............  14,551,100  15,068,348
           3.63%     02/15/20..............  36,595,200  38,665,098 /(h)/
                                                        101,460,854

          AGENCY MORTGAGE BACKED -- 6.6%
          Federal Home Loan Mortgage Corp.
           4.50%     06/01/33 - 02/01/35...      40,685      42,550 /(h)/
           5.00%     07/01/35..............     272,839     289,350 /(h)/
           5.50%     05/01/20 - 04/01/39...   4,094,660   4,416,953 /(h)/
           6.00%     04/01/17 - 11/01/37...   3,605,493   3,923,085 /(h)/
           6.50%     06/01/29 - 03/01/30...       4,560       5,075 /(h)/
           7.00%     06/01/29 - 08/01/36...     173,294     193,550 /(h)/
           7.50%     01/01/28 - 09/01/33...      21,386      24,450 /(h)/
           8.00%     01/01/30 - 11/01/30...      12,346      14,241 /(h)/
           9.00%     10/01/25..............         426         498 /(h)/
          Federal National Mortgage Assoc.
           4.00%     05/01/19 - 06/01/19...     151,688     160,312 /(h)/
           4.50%     05/01/18 - 06/01/40...  45,059,062  46,799,751 /(h)/
           5.00%     07/01/20 - 06/01/40...  22,451,182  23,796,348 /(h)/
           5.25%     04/01/37..............      27,852      29,033 /(i)/
           5.50%     04/01/14 - 04/01/38...  33,038,554  35,587,774 /(h)/
           5.64%     03/01/37..............      10,155      10,589 /(i)/
           6.00%     09/01/19 - 08/01/35...   6,445,123   7,077,164 /(h)/

                                      PRINCIPAL
                                         AMOUNT            VALUE

      6.50%   09/01/17 - 08/01/36. $    529,400    $     581,536       /(h)/
      7.00%   04/01/17 - 12/01/33.        9,202           10,170       /(h)/
      7.50%   09/01/13 - 03/01/34.       57,298           64,269       /(h)/
      8.00%   12/01/11 - 11/01/33.       18,709           21,466       /(h)/
      8.50%   06/01/30............           63               70       /(h)/
      9.00%   04/01/16 - 12/01/22.        4,639            5,089       /(h)/
      4.50%   TBA.................    8,200,000        8,498,529       /(c)/
      5.50%   TBA.................    9,600,000       10,369,498       /(c)/
      6.00%   TBA.................   10,767,000       11,677,145       /(c)/
      6.50%   TBA.................    5,044,000        5,523,967       /(c)/
      7.00%   TBA.................      975,000        1,081,755       /(c)/

     Government National Mortgage
      Assoc.
      4.50%   08/15/33 - 09/15/34.      200,345          210,283       /(h)/
      6.00%   04/15/27 - 09/15/36.      425,678          467,825       /(h)/
      6.50%   04/15/24 - 09/15/36.      370,840          409,878       /(h)/
      7.00%   03/15/12 - 10/15/36.      307,580          339,158       /(h)/
      8.00%   03/15/30............        3,206            3,722       /(h)/
      9.00%   11/15/16 - 12/15/21.       11,724           13,020       /(h)/
                                                     161,648,103

     AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%

     Fannie Mae Whole Loan
      0.97%   08/25/43............    3,797,638          117,545     /(g,o)/
     Federal Home Loan Mortgage
      Corp.
      0.12%   09/25/43............      289,186            3,177 /(g,h,i,o)/
      8.00%   02/01/23 - 07/01/24.        2,652              581   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC
      5.00%   02/15/38............      654,952           65,319     /(g,o)/
      5.00%   05/15/38............      605,196          647,670
      5.50%   04/15/17............       28,231            1,154   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 1980)
      (Class OF)
      7.50%   07/15/27............        3,756              859   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2543)
      (Class LR)
      7.50%   01/15/16............        1,023            1,032       /(h)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2631)
      (Class DI)
      5.50%   06/15/33............       51,024           10,974   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2642)
      (Class AW)
      4.50%   03/15/19............       11,403               64   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2643)
      (Class IM)
      4.50%   03/15/18............       41,656            3,238   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2645)
      (Class BI)
      4.50%   02/15/18............       22,624            1,363   /(g,h,o)/
     Federal Home Loan Mortgage
      Corp. REMIC (Series 2647)
      (Class DI)
      4.50%   10/15/16............       13,503              282   /(g,h,o)/

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                       PRINCIPAL
                                          AMOUNT            VALUE

    Federal Home Loan Mortgage Corp.
     REMIC (Series 2656) (Class IU)
     5.00%      04/15/28............ $    29,570    $         374   /(g,h,o)/
    Federal Home Loan Mortgage Corp.
     REMIC (Series 2722) (Class PI)
     5.00%      06/15/28............      12,900              417   /(g,h,o)/
    Federal Home Loan Mortgage Corp.
     REMIC (Series 2763) (Class JI)
     5.00%      10/15/18............      55,520            4,717   /(g,h,o)/
    Federal Home Loan Mortgage Corp.
     REMIC (Series 2781) (Class IC)
     5.00%      11/15/17 - 05/15/18.      56,083            3,084   /(g,h,o)/
    Federal Home Loan Mortgage Corp.
     REMIC (Series 2795) (Class IC)
     5.00%      07/15/17............      17,484              522   /(g,h,o)/
    Federal Home Loan Mortgage Corp.
     REMIC (Series 2852) (Class OJ)
     9.91%      09/15/34............     509,640          487,930     /(d,f)/
    Federal Home Loan Mortgage
     STRIPS
     5.58%      08/01/27............         636              523   /(d,f,h)/
    Federal National Mortgage Assoc.
     REMIC
     5.00%      08/25/38............     610,962          650,398
     5.00%      02/25/40............     671,876           90,751     /(g,o)/
    Federal National Mortgage Assoc.
     REMIC (Class BZ)
     5.50%      01/25/33............     686,671          756,643
    Federal National Mortgage Assoc.
     REMIC (Class CS)
     7.35%      08/25/16............      16,542              529 /(g,h,i,o)/
    Federal National Mortgage Assoc.
     REMIC (Class VZ)
     5.00%      10/25/35............     472,085          477,331
    Federal National Mortgage Assoc.
     REMIC (Series 1992) (Class K)
     1008.00%   05/25/22............           3               76   /(g,h,o)/
    Federal National Mortgage Assoc.
     REMIC (Series 2003) (Class HI)
     5.00%      10/25/22............      52,268            3,771   /(g,h,o)/
    Federal National Mortgage Assoc.
     REMIC (Series 2003) (Class IJ)
     5.00%      02/25/32............   1,131,402          103,652     /(g,o)/
    Federal National Mortgage Assoc.
     REMIC (Series 2003) (Class IO)
     1.20%      12/25/42............     148,982            3,336 /(g,h,i,o)/
    Federal National Mortgage Assoc.
     REMIC (Series 2003) (Class KI)
     4.50%      05/25/18............      31,864            1,004   /(g,h,o)/
    Federal National Mortgage Assoc.
     REMIC (Series 2003) (Class SL)
     15.85%     03/25/31............      39,413           42,393     /(h,i)/
    Federal National Mortgage Assoc.
     REMIC (Series 2008) (Class ZW)
     5.00%      07/25/38............     487,056          517,133
    Federal National Mortgage Assoc.
     STRIPS
     5.50%      11/25/39............   5,853,021          923,607     /(g,o)/
     6.00%      01/01/35............     704,830          104,180     /(g,o)/

                                           PRINCIPAL
                                              AMOUNT            VALUE

      Federal National Mortgage Assoc.
       STRIPS (Class 2)
       4.50%      08/01/35............. $  1,136,913    $     204,644      /(g,o)/
       5.00%      03/25/38.............      980,054          140,770      /(g,o)/
       5.50%      12/01/33.............      244,320           41,614      /(g,o)/
       7.50%      11/01/23.............       16,442            2,921    /(g,h,o)/
       8.00%      08/01/23 - 07/01/24..        5,575            1,242    /(g,h,o)/
      Federal National Mortgage Assoc.
       STRIPS (Series 364) (Class 1)
       4.50%      09/01/35.............    1,943,271          349,789      /(g,o)/
      Federal National Mortgage Assoc.
       STRIPS (Series 364) (Class 13)
       6.00%      09/01/35.............    1,864,298          264,851      /(g,o)/
      Federal National Mortgage Assoc.
       STRIPS (Series 378) (Class 1)
       4.50%      01/01/36.............    1,568,667          282,360      /(g,o)/
      Federal National Mortgage Assoc.
       STRIPS (Series 387) (Class 1)
       5.00%      05/25/38.............    1,038,344          152,188      /(g,o)/
      Government National Mortgage
       Assoc.
       4.50%      05/20/38.............      895,887          124,236      /(g,o)/
       5.00%      10/20/37 - 09/20/38..    4,825,343          792,555      /(g,o)/
       6.10%      08/20/39.............    7,681,693          893,512      /(g,o)/
      Government National Mortgage
       Assoc. (Class IC)
       5.90%      04/16/37.............    2,093,685          257,314      /(g,o)/
      Vendee Mortgage Trust
       0.39%      04/15/40.............    3,919,883           80,750      /(g,o)/
      Vendee Mortgage Trust
       (Class 2003)
       0.86%      05/15/33.............    2,346,935           94,385      /(g,o)/
                                                            8,708,760

      ASSET BACKED -- 0.3%

      Bear Stearns Asset Backed
       Securities Trust (Class 2A2)
       23.57%     11/25/35.............    1,283,772        1,184,234      /(d,i)/
      Bear Stearns Asset Backed
       Securities Trust (Series 2003)
       (Class A)
       6.08%      01/25/34.............        7,139            5,441      /(d,i)/
      Citicorp Residential Mortgage
       Securities Inc. (Series 2006)
       (Class A5)
       6.04%      09/25/36.............    3,750,000        3,314,081
      Countrywide Asset-Backed
       Certificates (Class AF4)
       5.31%      08/25/35.............      250,000          230,010        /(i)/
      Countrywide Asset-Backed
       Certificates (Class AF6)
       4.74%      10/25/35.............      628,450          549,648        /(i)/
      Countrywide Asset-Backed
       Certificates (Class M1T4)
       1.40%      06/26/33.............      586,601          145,258        /(i)/
      GSAMP Trust
       44.32%     05/25/46.............      254,752          236,919    /(b,d,i)/

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                  PRINCIPAL
                                                     AMOUNT            VALUE

           GSR Mortgage Loan Trust (Class A1)
            32.15%           11/25/30......... $  1,418,919    $     453,210      /(d,i)/
           Indymac Residential Asset Backed
            Trust
            17.90%           06/25/36.........       52,047           51,424      /(d,i)/
           Indymac Seconds Asset Backed
            Trust (Class A)
            14.90%           02/25/37.........    1,240,460          396,947      /(d,i)/
           Mid-State Trust (Class A3)
            7.54%            07/01/35.........        3,860            3,749      /(h,n)/
           Popular ABS Mortgage Pass-
            Through Trust (Class AF4)
            5.30%            11/25/35.........      700,000          600,069
           Residential Asset Securities Corp.
            (Series 2002) (Class A2b)
            37.91%           07/25/32.........        4,612            2,314    /(d,h,i)/
           Saxon Asset Securities Trust
            5.23%            08/25/35.........      221,951          204,081        /(i)/
           SLM Student Loan Trust
            (Series 2004) (Class A1)
            1.56%            06/15/18.........       27,495           27,327    /(d,h,i)/
                                                                   7,404,712

           CORPORATE NOTES -- 10.8%

           Abu Dhabi National Energy Co.
            4.75%            09/15/14.........      300,000          302,646        /(b)/
            6.25%            09/16/19.........      300,000          305,782        /(b)/
           AES El Salvador Trust
            6.75%            02/01/16.........      300,000          280,479        /(b)/
           AES Panama S.A.
            6.35%            12/21/16.........      270,000          277,852        /(b)/
           Agilent Technologies Inc.
            5.50%            09/14/15.........      472,000          508,045
           Air Jamaica Ltd.
            9.38%            07/08/15.........      259,286          259,286
           Alliance One International Inc.
            10.00%           07/15/16.........      942,000          958,485        /(b)/
           ALROSA Finance S.A.
            8.88%            11/17/14.........      300,000          318,000        /(b)/
           America Movil SAB de C.V.
            5.00%            03/30/20.........    1,000,000        1,033,173        /(b)/
           American Tower Corp.
            4.63%            04/01/15.........      432,000          449,382
           Amsted Industries Inc.
            8.13%            03/15/18.........    1,110,000        1,107,225        /(b)/
           Anadarko Petroleum Corp.
            6.20%            03/15/40.........    1,360,000        1,076,006
           Anheuser-Busch InBev Worldwide
            Inc.
            5.00%            04/15/20.........    1,921,000        2,008,473        /(b)/
            5.38%            11/15/14.........    1,922,000        2,101,359        /(b)/
           ARAMARK Corp.
            8.50%            02/01/15.........    1,000,000        1,010,000
           Arizona Public Service Co.
            6.25%            08/01/16.........      370,000          413,508        /(h)/
           AT&T Inc.
            6.40%            05/15/38.........    2,849,000        3,132,313
            6.70%            11/15/13.........      934,000        1,077,907

                                                  PRINCIPAL
                                                     AMOUNT            VALUE

              Avis Budget Car Rental LLC
               9.63%             03/15/18..... $    532,000    $     537,320 /(b)/
              Banco do Brasil Cayman
               8.50%             10/29/49.....      900,000          992,250 /(b)/
              Banco do Brasil S.A.
               4.50%             01/22/15.....      300,000          303,000 /(b)/
              Banco Mercantil del Norte S.A.
               6.14%             10/13/16.....      148,000          147,627 /(i)/
              Bank of America Corp.
               4.50%             04/01/15.....    2,205,000        2,228,640
               5.63%             07/01/20.....      645,000          650,123
               5.75%             12/01/17.....    3,250,000        3,370,513
               6.50%             08/01/16.....    1,275,000        1,379,833
              BE Aerospace Inc.
               8.50%             07/01/18.....    1,330,000        1,396,500
              BlackRock Inc.
               5.00%             12/10/19.....      878,000          933,201
              Boise Paper Holdings LLC
               8.00%             04/01/20.....      666,000          664,335 /(b)/
              Bombardier Inc.
               7.75%             03/15/20.....    3,002,000        3,114,575 /(b)/
              Boston Scientific Corp.
               4.50%             01/15/15.....      414,000          406,686
              CA Inc.
               5.38%             12/01/19.....    1,126,000        1,193,719
               6.13%             12/01/14.....      345,000          381,791
              Calpine Corp.
               7.25%             10/15/17.....    3,049,000        2,927,040 /(b)/
              Cantor Fitzgerald LP
               7.88%             10/15/19.....      710,000          734,641 /(b)/
              Case New Holland Inc.
               7.88%             12/01/17.....    1,225,000        1,234,187 /(b)/
              CBS Corp.
               5.75%             04/15/20.....    1,862,000        1,998,533
              CCO Holdings LLC
               7.88%             04/30/18.....    2,140,000        2,150,700 /(b)/
               8.13%             04/30/20.....      402,000          411,045 /(b)/
              Cellco Partnership
               5.55%             02/01/14.....    1,500,000        1,681,717
              Cenovus Energy Inc.
               6.75%             11/15/39.....      685,000          786,453 /(b)/
              Centrais Eletricas Brasileiras S.A.
               6.88%             07/30/19.....      800,000          867,000 /(b)/
              Central American Bank for Economic
               Integration
               5.38%             09/24/14.....      770,000          815,224 /(b)/
              CFG Investment SAC
               9.25%             12/19/13.....      400,000          412,000
              Chesapeake Energy Corp.
               7.25%             12/15/18.....    1,000,000        1,032,500
              Cincinnati Bell Inc.
               8.25%             10/15/17.....    2,265,000        2,117,775
               8.75%             03/15/18.....      798,000          724,185
              Citigroup Inc.
               5.00%             09/15/14.....      859,000          859,172
               5.13%             05/05/14.....    3,063,000        3,123,847
               6.38%             08/12/14.....    1,682,000        1,786,541
               8.50%             05/22/19.....    5,720,000        6,818,949

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                 PRINCIPAL
                                                    AMOUNT            VALUE

             City National Capital Trust I
              9.63%            02/01/40...... $    638,000    $     671,396
             Columbus International Inc.
              11.50%           11/20/14......      100,000          106,507    /(b)/
             Comcast Corp.
              6.40%            03/01/40......      686,000          738,354
              6.50%            01/15/15......      685,000          786,203
             Community Health Systems Inc.
              8.88%            07/15/15......    2,026,000        2,089,313
             Consolidated Edison Company of
              New York Inc.
              6.65%            04/01/19......      528,000          640,999
             Consolidated Edison Company of
              New York Inc. (Series 2008)
              5.85%            04/01/18......      315,000          360,112
             Corp Nacional del Cobre de Chile
              5.63%            09/21/35......      134,000          136,921    /(b)/
             COX Communications Inc.
              7.13%            10/01/12......      240,000          266,667    /(h)/
             Credit Suisse
              6.00%            02/15/18......      962,000        1,003,813
             Credit Suisse AG
              5.40%            01/14/20......    1,686,000        1,676,329
             Credit Suisse First Boston
              International for CJSC The EXIM
              of Ukraine
              7.65%            09/07/11......      600,000          591,000
             Crown Castle International Corp.
              7.13%            11/01/19......    1,338,000        1,307,895
             Crown Castle Towers LLC
              6.11%            01/15/40......      652,000          715,605    /(b)/
             CVS Caremark Corp.
              3.25%            05/18/15......      730,000          741,503
              5.75%            06/01/17......      264,000          293,695
              6.13%            09/15/39......    1,871,000        1,999,979
             DASA Finance Corp.
              8.75%            05/29/18......    1,554,000        1,682,205
             Denbury Resources Inc.
              8.25%            02/15/20......      662,000          691,790
             Diamond Offshore Drilling Inc.
              5.70%            10/15/39......    1,696,000        1,527,302
             Digicel Ltd.
              8.25%            09/01/17......      100,000           99,000    /(b)/
             DirecTV Holdings LLC
              4.75%            10/01/14......    1,026,000        1,086,608
              5.20%            03/15/20......    1,308,000        1,363,215
              5.88%            10/01/19......      798,000          871,724
             DISH DBS Corp.
              7.13%            02/01/16......    1,569,000        1,572,923
             Dolphin Energy Ltd.
              5.89%            06/15/19......      767,440          793,341    /(b)/
             Drummond Company Inc.
              7.38%            02/15/16......      108,000          101,520
              9.00%            10/15/14......      898,000          902,490    /(b)/
             El Paso Corp.
              8.05%            10/15/30......      664,000          656,426
             Empresa Nacional del Petroleo
              6.25%            07/08/19......    1,300,000        1,379,602    /(b)/

                                                     PRINCIPAL
                                                        AMOUNT            VALUE

              EnCana Corp.
               6.50%              02/01/38....... $    690,000    $     766,859
              European Investment Bank
               4.88%              01/17/17.......    1,600,000        1,784,541
              Exelon Corp.
               4.90%              06/15/15.......      978,000        1,044,425
              Exelon Generation Company LLC
               5.20%              10/01/19.......      317,000          337,219
               6.25%              10/01/39.......      513,000          547,984
              Export-Import Bank of Korea
               5.88%              01/14/15.......      300,000          325,055
              Fibria Overseas Finance Ltd.
               7.50%              05/04/20.......      358,000          363,370 /(b)/
              Ford Motor Credit Company LLC
               7.00%              04/15/15.......    1,600,000        1,582,672
              Forest Oil Corp.
               7.25%              06/15/19.......    1,393,000        1,344,245
              Gaz Capital SA for Gazprom
               8.13%              07/31/14.......      100,000          108,880 /(b)/
               9.25%              04/23/19.......      750,000          862,500
              Genworth Financial Inc.
               8.63%              12/15/16.......      638,000          680,371
              GlaxoSmithKline Capital Inc.
               4.85%              05/15/13.......    1,562,000        1,707,735
              Globo Comunicacao e Participacoes
               S.A.
               7.25%              04/26/22.......      300,000          312,000 /(b)/
              Hana Bank
               4.50%              10/30/15.......      500,000          498,918 /(b)/
              Hartford Financial Services Group Inc.
               5.50%              03/30/20.......    1,378,000        1,337,474
              HCA Inc.
               9.25%              11/15/16.......    1,646,000        1,744,760
              Health Management Associates Inc.
               6.13%              04/15/16.......      926,000          877,385
              Host Hotels & Resorts LP (REIT)
               9.00%              05/15/17.......      500,000          535,000
              HSBC Bank USA NA
               7.00%              01/15/39.......      750,000          842,911
              HSBC Finance Corp.
               5.00%              06/30/15.......    2,545,000        2,655,448
               5.70%              06/01/11.......    1,466,000        1,515,139
               6.75%              05/15/11.......      405,000          421,602 /(h)/
              HSBC Holdings PLC
               6.50%              05/02/36.......    2,182,000        2,263,103 /(h)/
               6.80%              06/01/38.......      750,000          808,261
              Hydro Quebec
               8.05%              07/07/24.......      820,000        1,178,619 /(h)/
              Icahn Enterprises LP
               8.00%              01/15/18.......      848,000          822,560 /(b)/
              Illinois Power Co.
               9.75%              11/15/18.......      796,000        1,045,056
              Indo Integrated Energy BV
               9.00%              06/01/12.......      300,000          310,658
              Ingles Markets Inc.
               8.88%              05/15/17.......    2,590,000        2,635,325
              Intelsat Subsidiary Holding Company
               S.A.
               8.50%              01/15/13.......      672,000          677,040
               8.88%              01/15/15.......      676,000          686,985

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                              PRINCIPAL
                                                 AMOUNT         VALUE

        Intergas Finance BV
         6.38%      05/14/17.............. $    100,000 $     100,000    /(b)/
         6.88%      11/04/11..............      200,000       208,500
        Intergen N.V.
         9.00%      06/30/17..............    1,500,000     1,492,500    /(b)/
        International Paper Co.
         7.50%      08/15/21..............    2,337,000     2,736,382
        JP Morgan Chase Capital XXV
         (Series Y)
         6.80%      10/01/37..............      846,000       836,164
        JPMorgan Chase & Co.
         5.13%      09/15/14..............    1,839,000     1,962,452
        JPMorgan Chase Bank NA
         5.88%      06/13/16..............      618,000       676,078
        JPMorgan Chase Capital XXVII
         7.00%      11/01/39..............    1,009,000     1,026,090
        Kazakhstan Temir Zholy Finance BV
         6.50%      05/11/11..............      300,000       303,000
        KazMunaiGaz Finance Sub BV
         7.00%      05/05/20..............      200,000       200,760    /(b)/
         9.13%      07/02/18..............      100,000       114,750    /(b)/
         11.75%     01/23/15..............      100,000       122,380    /(b)/
        KeyBank NA
         5.80%      07/01/14..............    1,060,000     1,131,659
        Korea Hydro & Nuclear Power
         Company Ltd.
         6.25%      06/17/14..............      400,000       436,440    /(b)/
        Korea National Oil Corp.
         5.38%      07/30/14..............      500,000       530,465    /(b)/
        Kraft Foods Inc.
         5.38%      02/10/20..............    1,622,000     1,738,056
        Kreditanstalt fuer Wiederaufbau
         3.50%      03/10/14..............    3,348,000     3,535,153
         4.13%      10/15/14..............      413,000       446,434
         4.50%      07/16/18..............    2,182,000     2,371,417
        L-3 Communications Corp.
         5.88%      01/15/15..............      777,000       767,287
        LBI Escrow Corp.
         8.00%      11/01/17..............      700,000       721,000    /(b)/
        Levi Strauss & Co.
         7.63%      05/15/20..............      400,000       392,000    /(b)/
        Lincoln National Corp.
         6.25%      02/15/20..............      431,000       461,738
         8.75%      07/01/19..............    1,120,000     1,372,659
        Listrindo Capital BV
         9.25%      01/29/15..............      400,000       423,444    /(b)/
        Lloyds TSB Bank PLC
         5.80%      01/13/20..............    1,458,000     1,376,199    /(b)/
        Majapahit Holding BV
         7.25%      10/17/11..............      500,000       525,000    /(b)/
         7.75%      10/17/16 - 01/20/20...    1,125,000     1,233,687    /(b)/
        MDC-GMTN B.V.
         7.63%      05/06/19..............      250,000       281,291    /(b)/
        Merrill Lynch & Company Inc.
         6.05%      08/15/12..............      919,000       977,123
         6.88%      04/25/18..............      544,000       580,329
        Morgan Stanley
         5.50%      01/26/20..............    2,744,000     2,654,546
         5.63%      09/23/19..............    1,367,000     1,322,454

                                                   PRINCIPAL
                                                      AMOUNT            VALUE

               6.00%             04/28/15...... $    533,000    $     557,025
               7.30%             05/13/19......    1,256,000        1,350,726
              Morgan Stanley (Series F)
               6.63%             04/01/18......      500,000          524,067
              Motiva Enterprises LLC
               6.85%             01/15/40......      652,000          745,148 /(b)/
              Mylan Inc.
               7.88%             07/15/20......      950,000          969,000 /(b)/
              NAK Naftogaz Ukraine
               9.50%             09/30/14......      200,000          207,590 /(l)/
              National Agricultural Cooperative
               Federation
               5.00%             09/30/14......      737,000          766,998 /(b)/
              Navistar International Corp.
               8.25%             11/01/21......    1,000,000        1,015,000
              NET Servicos de Comunicacao S.A.
               7.50%             01/27/20......      300,000          313,500 /(b)/
              Nevada Power Co. (Series I)
               6.50%             04/15/12......      515,000          555,469 /(h)/
              New Communications Holdings Inc.
               8.25%             04/15/17......      936,000          939,510 /(b)/
              Newmont Mining Corp.
               6.25%             10/01/39......    1,399,000        1,526,754
              News America Inc.
               6.65%             11/15/37......      956,000        1,072,925
              Nexen Inc.
               6.20%             07/30/19......    1,659,000        1,862,679
               6.40%             05/15/37......    1,638,000        1,708,131
              Nisource Finance Corp.
               6.13%             03/01/22......      602,000          642,557
              Noble Group Ltd.
               6.75%             01/29/20......      300,000          291,000 /(b)/
              NRG Energy Inc.
               7.38%             02/01/16......    1,095,000        1,089,525
              Omnicare Inc.
               7.75%             06/01/20......    2,801,000        2,857,020
              One Malaysia Sukuk Global Berhad
               3.93%             06/04/15......      250,000          253,711 /(b)/
              Pacific Gas & Electric Co.
               5.80%             03/01/37......      500,000          543,424
              Pacific Rubiales Energy Corp.
               8.75%             11/10/16......      100,000          108,000 /(b)/
              PacifiCorp
               6.25%             10/15/37......      153,000          179,658
              PAETEC Holding Corp.
               8.88%             06/30/17......       32,000           32,000
               8.88%             06/30/17......      392,000          392,000 /(b)/
              Pemex Finance Ltd.
               9.03%             02/15/11......       39,750           40,346 /(h)/
              Pemex Project Funding Master Trust
               6.63%             06/15/38......      210,000          214,255
              Petrobras International Finance Co.
               5.75%             01/20/20......      450,000          453,172
              Petroleos Mexicanos
               4.88%             03/15/15......      880,000          910,800 /(b)/
               6.00%             03/05/20......      270,000          283,500 /(b)/
               8.00%             05/03/19......      130,000          154,700

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                     PRINCIPAL
                                                        AMOUNT            VALUE

              Petroleum Company of Trinidad &
               Tobago Ltd.
               6.00%             05/08/22........ $  1,300,000    $   1,225,701
              Petronas Capital Ltd.
               5.25%             08/12/19........      500,000          525,705    /(b)/
               7.88%             05/22/22........      200,000          249,930    /(b)/
              Petronas Global Sukuk Ltd.
               4.25%             08/12/14........      400,000          410,662    /(b)/
              Pioneer Natural Resources Co.
               7.50%             01/15/20........      605,000          623,511
              Plains All American Pipeline LP
               4.25%             09/01/12........    1,035,000        1,081,324
              Plains Exploration & Production Co.
               7.63%             06/01/18........    1,006,000          983,365
              Pontis Ltd.
               6.25%             07/20/10........      300,000          295,500    /(b)/
              Power Sector Assets & Liabilities
               Management Corp.
               7.25%             05/27/19........    1,600,000        1,769,957
               7.39%             12/02/24........      100,000          109,000    /(b)/
              Principal Financial Group Inc.
               8.88%             05/15/19........      475,000          582,422
              Prudential Financial Inc.
               3.63%             09/17/12........      342,000          352,250
               3.88%             01/14/15........    2,003,000        2,017,249
               5.15%             01/15/13........      792,000          838,198
               7.38%             06/15/19........      685,000          793,199
              Qtel International Finance Ltd.
               6.50%             06/10/14........      500,000          547,187    /(b)/
              QVC Inc.
               7.50%             10/01/19........    1,328,000        1,304,760    /(b)/
              RailAmerica Inc.
               9.25%             07/01/17........      796,000          833,810
              Republic Services Inc.
               5.25%             11/15/21........      637,000          670,220    /(b)/
               5.50%             09/15/19........      822,000          889,504    /(b)/
              Reynolds Group Issuer Inc.
               7.75%             10/15/16........    1,870,000        1,827,925    /(b)/
              Rockies Express Pipeline LLC
               5.63%             04/15/20........    2,625,000        2,496,687    /(b)/
              RR Donnelley & Sons Co.
               4.95%             04/01/14........      997,000        1,016,007
               7.63%             06/15/20........      863,000          855,589
              RSHB Capital SA for OJSC Russian
               Agricultural Bank
               6.30%             05/15/17........      400,000          397,000    /(b)/
               6.97%             09/21/16........      200,000          197,500    /(i)/
              Russian Railways
               5.74%             04/03/17........      200,000          196,750
              SBA Telecommunications Inc.
               8.00%             08/15/16........      296,000          306,360    /(b)/
               8.25%             08/15/19........      444,000          467,310    /(b)/
              Simon Property Group LP (REIT)
               5.65%             02/01/20........      978,000        1,035,758
              Solutia Inc.
               7.88%             03/15/20........      665,000          663,337
              Southern Copper Corp.
               5.38%             04/16/20........       57,000           57,133
               6.75%             04/16/40........      155,000          153,214
               7.50%             07/27/35........      500,000          539,648

                                              PRINCIPAL
                                                 AMOUNT            VALUE

        Spirit Aerosystems Inc.
         7.50%      10/01/17.............. $    467,000    $     457,660
        Star Energy Geothermal Wayang
         Windu Ltd.
         11.50%     02/12/15..............      400,000          418,000 /(b)/
        Talecris Biotherapeutics Holdings
         Corp.
         7.75%      11/15/16..............    1,500,000        1,597,500 /(b)/
        Talisman Energy Inc.
         7.75%      06/01/19..............      374,000          459,153
        Telecom Italia Capital S.A.
         6.00%      09/30/34..............      964,000          825,893
         7.18%      06/18/19..............      680,000          732,097
        Telefonica Emisiones SAU
         3.73%      04/27/15..............      693,000          690,979
         5.13%      04/27/20..............      866,000          867,986
        Tesoro Corp. (Series B)
         6.63%      11/01/15..............    1,770,000        1,659,375
        TGI International Ltd.
         9.50%      10/03/17..............      100,000          111,000
        The AES Corp.
         8.00%      10/15/17 - 06/01/20...    1,233,000        1,242,510
        The Dow Chemical Co.
         5.90%      02/15/15..............    1,397,000        1,526,678
         8.55%      05/15/19..............    1,000,000        1,224,113
        The Goldman Sachs Group Inc.
         5.38%      03/15/20..............    6,775,000        6,694,486
        The Kroger Co.
         6.15%      01/15/20..............    1,096,000        1,266,071
        The Travelers Companies Inc.
         5.80%      05/15/18..............    2,024,000        2,219,994
        The Williams Companies Inc.
         7.88%      09/01/21..............      707,000          810,287
        Ticketmaster Entertainment LLC
         10.75%     08/01/16..............      500,000          538,750
        Time Warner Cable Inc.
         5.00%      02/01/20..............    1,976,000        2,020,739
         6.75%      07/01/18..............    1,864,000        2,139,645
         7.50%      04/01/14..............      622,000          722,699
        Time Warner Inc.
         5.88%      11/15/16..............    1,582,000        1,783,397
         6.20%      03/15/40..............      688,000          725,678
        TNK-BP Finance S.A.
         6.13%      03/20/12..............      300,000          306,375
         7.25%      02/02/20..............      163,000          162,804 /(b)/
        TransDigm Inc.
         7.75%      07/15/14..............      403,000          403,000 /(b)/
        UPC Germany GmbH
         8.13%      12/01/17..............      700,000          686,000 /(b)/
        USB Capital XIII Trust
         6.63%      12/15/39..............      983,000        1,036,416
        Vale Overseas Ltd.
         6.88%      11/10/39..............      854,000          892,172
        Valero Energy Corp.
         6.13%      02/01/20..............    1,990,000        2,044,916
        Vedanta Resources PLC
         9.50%      07/18/18..............      400,000          425,000 /(b)/
        Verizon Communications Inc.
         6.35%      04/01/19..............    1,618,000        1,872,248
         6.40%      02/15/38..............      210,000          231,434

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                PRINCIPAL
                                                   AMOUNT            VALUE

             6.90%          04/15/38........ $    536,000    $     626,429
             8.75%          11/01/18........    1,998,000        2,597,346
            VIP Finance Ireland Limited for
             OJSC Vimpel Communications
             (Class A)
             8.38%          04/30/13........      400,000          423,200        /(b)/
            Virgin Media Finance PLC
             8.38%          10/15/19........      700,000          708,750
             9.50%          08/15/16........    1,700,000        1,795,625
            VTB Capital S.A.
             6.47%          03/04/15........      400,000          400,000        /(b)/
            WEA Finance LLC
             6.75%          09/02/19........    1,374,000        1,527,139        /(b)/
             7.50%          06/02/14........    1,028,000        1,164,995        /(b)/
            Weatherford International Ltd.
             6.50%          08/01/36........      694,000          628,883
            Williams Partners LP
             5.25%          03/15/20........    1,236,000        1,263,893        /(b)/
             6.30%          04/15/40........      980,000          984,617        /(b)/
            Windstream Corp.
             7.88%          11/01/17........      266,000          259,683
            Woodside Finance Ltd.
             4.50%          11/10/14........    1,517,000        1,547,207        /(b)/
            Woori Bank
             4.50%          10/07/15........      400,000          397,298        /(b)/
            Wyeth
             5.50%          03/15/13........    1,364,000        1,508,686
            Wynn Las Vegas LLC
             7.88%          05/01/20........    2,383,000        2,394,915        /(b)/
            XL Capital Ltd.
             5.25%          09/15/14........    1,520,000        1,555,304
            Xstrata Finance Canada Ltd.
             5.80%          11/15/16........      685,275          734,605        /(b)/
                                                               265,525,009

            NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

            Banc of America Commercial
             Mortgage Inc.
             5.93%          02/10/51........    2,217,000        2,314,397
            Banc of America Commercial
             Mortgage Inc. (Class A4)
             5.63%          07/10/46........    3,712,000        3,814,891
            Banc of America Commercial
             Mortgage Inc. (Class C)
             5.88%          04/10/49........      400,000           65,332    /(h,i,n)/
            Banc of America Funding Corp.
             (Class 2M1)
             4.64%          02/20/36........       48,970              453    /(h,i,n)/
            Banc of America Funding Corp.
             (Class B1)
             5.45%          03/20/36........      191,455            7,974    /(h,i,n)/
            Banc of America Mortgage
             Securities Inc. (Class B1)
             5.13%          01/25/36........      153,015           14,750    /(h,i,n)/
             5.40%          02/25/36........      156,490           26,625    /(h,i,n)/
            Banc of America Mortgage
             Securities Inc. (Class B2)
             5.13%          01/25/36........       43,158              561    /(h,i,n)/

                                                   PRINCIPAL
                                                      AMOUNT            VALUE

            Bear Stearns Commercial Mortgage
             Securities (Class A2)
             5.58%             03/11/39........ $  1,000,000    $   1,011,674      /(h,i)/
             5.63%             04/12/38........    1,175,000        1,186,284      /(h,i)/
            Bear Stearns Commercial Mortgage
             Securities (Class A4)
             5.33%             02/11/44........      980,000          960,172
             5.47%             01/12/45........    1,125,000        1,164,031
             5.69%             06/11/50........    6,900,000        6,984,650        /(i)/
            Bear Stearns Commercial Mortgage
             Securities (Class AJ)
             5.62%             03/11/39........      600,000          518,739        /(i)/
             5.91%             06/11/40........      710,000          449,098        /(i)/
            Bear Stearns Commercial Mortgage
             Securities (Class AM)
             5.24%             12/11/38........      580,000          520,887
             5.84%             09/11/42........      910,000          809,107
             5.92%             06/11/50........      620,000          535,477        /(i)/
            Citigroup Commercial Mortgage
             Trust (Class AJ)
             5.92%             03/15/49........      690,000          570,864        /(i)/
            Citigroup Commercial Mortgage
             Trust (Series 2006) (Class AJ)
             5.48%             10/15/49........      730,000          479,500
            Citigroup Commercial Mortgage
             Trust (Series 2006) (Class AM)
             5.65%             10/15/48........      730,000          637,951
            Commercial Mortgage Pass
             Through Certificates (Class A4)
             5.96%             06/10/46........    1,850,000        1,966,988        /(i)/
            Countrywide Commercial Mortgage
             Trust (Class A4)
             5.70%             09/12/49........    1,300,000        1,294,420
            Countrywide Commercial Mortgage
             Trust (Class AJ)
             5.49%             07/12/46........      500,000          324,503        /(i)/
            Credit Suisse First Boston Mortgage
             Securities Corp. (Class CB1)
             5.34%             10/25/35........      163,692           10,482    /(h,i,n)/
            Credit Suisse Mortgage Capital
             Certificates (Class A3)
             5.47%             09/15/39........      682,000          670,252        /(h)/
            Credit Suisse Mortgage Capital
             Certificates (Class C)
             5.73%             02/15/39........      500,000          300,295
            Credit Suisse Mortgage Capital
             Certificates (Class CB1)
             5.65%             02/25/36........      109,017            8,053    /(h,i,n)/
            Crusade Global Trust (Series 2003)
             (Class ANT)
             0.74%             01/17/34........    1,118,867        1,118,463    /(d,h,i)/
            Federal National Mortgage Assoc.
             REMIC
             6.15%             09/25/37........    5,876,923          650,937      /(g,o)/
             6.20%             07/25/37........    3,025,006          374,717      /(g,o)/
             6.34%             10/25/35........    4,437,967          574,442      /(g,o)/
            Federal National Mortgage Assoc.
             REMIC (Series 2005) (Class SC)
             6.33%             10/25/35........    6,680,811          976,228      /(g,o)/

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                           PRINCIPAL
                                              AMOUNT            VALUE

          Government National Mortgage
           Assoc.
           6.15%         04/20/40...... $  9,364,609    $   1,464,497        /(d,g)/
           6.15%         05/20/40......    7,879,058        1,141,361        /(g,o)/
          Greenwich Capital Commercial
           Funding Corp.
           6.09%         07/10/38......    3,880,000        4,055,698          /(i)/
          Greenwich Capital Commercial
           Funding Corp. (Class A2)
           5.60%         12/10/49......    1,110,000        1,155,560
          Greenwich Capital Commercial
           Funding Corp. (Class A4)
           5.74%         12/10/49......    3,798,000        3,735,654
          Greenwich Capital Commercial
           Funding Corp. (Class AM)
           6.09%         07/10/38......    1,905,000        1,639,476
          Impac CMB Trust (Class 1A1)
           18.54%        04/25/35......      229,905          164,916      /(d,h,i)/
          Indymac INDA Mortgage Loan
           Trust (Class B1)
           5.12%         01/25/36......      107,126            4,192      /(h,i,n)/
          Indymac INDA Mortgage Loan
           Trust (Class B2)
           5.12%         01/25/36......       73,162              563      /(h,i,n)/
          JP Morgan Chase Commercial
           Mortgage Securities Corp.
           5.41%         05/15/47......    1,030,000          550,590
           6.06%         04/15/45......      860,000          753,954
          JP Morgan Chase Commercial
           Mortgage Securities Corp.
           (Class A4)
           5.34%         08/12/37......    2,860,000        3,066,390          /(i)/
           5.44%         06/12/47......    1,950,000        1,947,501
           5.79%         02/12/51......    3,460,000        3,500,504          /(i)/
           6.07%         02/12/51......      420,000          405,760
          JP Morgan Chase Commercial
           Mortgage Securities Corp.
           (Class AJ)
           5.50%         06/12/47......      350,000          205,395          /(i)/
          JP Morgan Chase Commercial
           Mortgage Securities Corp.
           (Class AM)
           6.10%         02/12/51......    1,410,000        1,201,638          /(i)/
          LB-UBS Commercial Mortgage
           Trust (Class A4)
           4.95%         09/15/30......      630,000          665,255
           5.16%         02/15/31......      860,000          894,614
           5.66%         03/15/39......    3,987,000        4,121,963        /(h,i)/
          LB-UBS Commercial Mortgage
           Trust (Class AJ)
           6.32%         04/15/41......      320,000          207,061          /(i)/
          LB-UBS Commercial Mortgage
           Trust (Class F)
           6.45%         07/15/40......      475,000           71,245        /(i,n)/
          MASTR Alternative Loans Trust
           (Series 2003) (Class 15X)
           5.00%         08/25/18......       30,629            3,190    /(g,h,n,o)/
          Medallion Trust (Series 2005)
           (Class A)
           5.23%         08/22/36......      740,748          718,782        /(d,i)/

                                                  PRINCIPAL
                                                     AMOUNT            VALUE

           Merrill Lynch Mortgage Trust
            (Series 2006) (Class B)
            5.84%               05/12/39...... $    768,000    $     401,302
           Morgan Stanley Capital I
            5.16%               10/12/52......    2,000,000        2,093,004        /(i)/
            5.36%               11/12/41......    1,765,000        1,492,605
            5.94%               10/15/42......      922,000          544,384
           Morgan Stanley Capital I (Class A3)
            5.71%               07/12/44......      300,000          318,130        /(h)/
           Morgan Stanley Capital I (Class A4)
            5.45%               02/12/44......    1,953,000        1,940,840        /(i)/
            5.81%               12/12/49......    4,878,970        5,052,229
           Morgan Stanley Capital I (Class AJ)
            5.39%               11/12/41......    2,000,000        1,292,145      /(h,i)/
           Morgan Stanley Capital I (Class AM)
            5.98%               08/12/41......      860,000          795,917        /(i)/
            6.46%               01/11/43......      910,000          818,483
           Morgan Stanley Capital I (Class B)
            5.94%               10/15/42......      150,000           96,384
           Morgan Stanley Capital I
            (Series 2006) (Class A2)
            5.28%               12/15/43......    1,500,000        1,538,261        /(h)/
           MortgageIT Trust (Class A1)
            14.94%              08/25/35......    1,580,430        1,136,705      /(d,i)/
           OBP Depositor LLC Trust
            4.65%               07/15/45......      610,000          609,996        /(b)/
           Opteum Mortgage Acceptance
            Corp. (Class A1A)
            15.85%              02/25/35......      104,566           93,281    /(d,h,i)/
           Residential Accredit Loans Inc.
            6.00%               01/25/36......       60,984                1      /(h,n)/
           Residential Funding Mortgage
            Securities I (Class M1)
            5.75%               01/25/36......      126,528            9,494      /(h,n)/
           Residential Funding Mortgage
            Securities I (Class M2)
            5.75%               01/25/36......       46,138            1,125      /(h,n)/
           Wachovia Bank Commercial
            Mortgage Trust
            6.22%               06/15/45......      780,000          351,005
           Wachovia Bank Commercial
            Mortgage Trust (Class A3)
            5.25%               12/15/43......    1,100,000        1,099,595
           Wachovia Bank Commercial
            Mortgage Trust (Class AJ)
            5.52%               01/15/45......    1,390,000        1,003,723        /(i)/
           Wachovia Bank Commercial
            Mortgage Trust (Class AM)
            5.47%               01/15/45......      860,000          741,138        /(i)/
           Wachovia Bank Commercial
            Mortgage Trust (Series 2006)
            (Class AJ)
            6.19%               06/15/45......      350,000          240,386        /(i)/
           WAMU Commercial Mortgage
            Securities Trust (Series 2005)
            (Class AJ)
            3.52%               05/25/36......      870,000          878,766      /(b,d)/
           WaMu Mortgage Pass Through
            Certificates (Class A2A1)
            26.52%              01/25/45......       88,717           62,835      /(d,i)/

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                             PRINCIPAL
                                                AMOUNT            VALUE

       Wells Fargo Mortgage Backed
        Securities Trust (Class B1)
        5.50%      01/25/36 - 03/25/36... $  1,111,976    $     220,425 /(h,n)/
       Wells Fargo Mortgage Backed
        Securities Trust (Class B2)
        5.50%      01/25/36 - 03/25/36...      335,725           13,180 /(h,n)/
                                                             84,864,295

       SOVEREIGN BONDS -- 1.0%

       Banco Nacional de Desenvolvimento
        Economico e Social
        6.50%      06/10/19..............      500,000          535,625   /(b)/
       Democratic Socialist Republic of
        Sri Lanka
        7.40%      01/22/15..............      100,000          103,000   /(b)/
        8.25%      10/24/12..............      100,000          106,558
       Government of Belize
        6.00%      02/20/29..............      271,700          201,058   /(j)/
       Government of Brazil
        5.63%      01/07/41..............      600,000          589,500
        5.88%      01/15/19..............      400,000          439,000
        8.00%      01/15/18..............    1,804,444        2,093,156   /(h)/
        8.25%      01/20/34..............      666,000          879,120
       Government of Brazilian
        4.88%      01/22/21..............      492,000          492,738
       Government of Colombia
        6.13%      01/18/41..............    1,800,000        1,822,500
        7.38%      09/18/37..............      100,000          117,500
       Government of Costa Rica
        10.00%     08/01/20..............      275,000          369,875   /(b)/
       Government of Egypt
        5.75%      04/29/20..............      300,000          302,625   /(b)/
       Government of El Salvador
        7.65%      06/15/35..............      280,000          296,800   /(b)/
       Government of Grenada
        2.50%      09/15/25..............      149,800           68,908 /(b,j)/
       Government of Hungary
        4.75%      02/03/15..............    1,500,000        1,488,099
       Government of Lebanon
        6.38%      03/09/20..............      436,000          436,013
       Government of Lithuania
        6.75%      01/15/15..............      200,000          209,606   /(b)/
        7.38%      02/11/20..............      300,000          317,774   /(b)/
       Government of Panama
        5.20%      01/30/20..............      400,000          416,000
       Government of Peruvian
        6.55%      03/14/37..............      925,000        1,022,125
        7.35%      07/21/25..............      100,000          119,750
       Government of Philippine
        6.38%      10/23/34..............      600,000          600,720
        6.50%      01/20/20..............      400,000          439,200
       Government of Poland
        6.38%      07/15/19..............       74,000           81,861
       Government of Qatar
        4.00%      01/20/15..............      100,000          102,750   /(b)/
        5.25%      01/20/20..............      400,000          418,000   /(b)/
        6.40%      01/20/40..............      200,000          212,500   /(b)/
       Government of South Africa
        5.50%      03/09/20..............      100,000          103,375

                                                 PRINCIPAL
                                                    AMOUNT            VALUE

             Government of Turkey
              5.63%             03/30/21..... $    700,000    $     693,000
              6.75%             05/30/40.....    2,100,000        2,105,250
             Government of Uruguay
              6.88%             09/28/25.....      220,478          245,833
             Government of Venezuela
              1.31%             04/20/11.....      134,000          123,615    /(i)/
              5.38%             08/07/10.....      680,000          674,900
              10.75%            09/19/13.....      517,000          449,790
             Korea Expressway Corp.
              4.50%             03/23/15.....      400,000          409,443    /(b)/
             Province of Manitoba Canada
              4.90%             12/06/16.....      330,000          371,365    /(h)/
             Province of Quebec Canada
              7.50%             09/15/29.....      495,000          679,448
             Republic of Dominican
              7.50%             05/06/21.....      300,000          309,000    /(b)/
              9.50%             09/27/11.....      171,264          178,971
             Republic of Ghana
              8.50%             10/04/17.....      200,000          210,500    /(b)/
             Russian Foreign Bond -- Eurobond
              3.63%             04/29/15.....      500,000          483,750    /(b)/
              5.00%             04/29/20.....      500,000          482,500    /(b)/
              7.50%             03/31/30.....      735,415          829,033    /(j)/
             Socialist Republic of Vietnam
              6.75%             01/29/20.....      100,000          103,000    /(b)/
             United Mexican States
              5.13%             01/15/20.....      399,000          414,960
              6.05%             01/11/40.....      400,000          422,000
                                                                 23,572,094

             MUNICIPAL BONDS AND NOTES -- 0.1%

             American Municipal Power-Ohio Inc.
              6.05%             02/15/43.....      550,000          545,809
             Municipal Electric Authority of
              Georgia
              6.64%             04/01/57.....    1,033,000        1,000,399
             New Jersey State Turnpike Authority
              7.41%             01/01/40.....      200,000          243,620
             New Jersey Transportation Trust
              Fund Authority
              6.88%             12/15/39.....      620,000          653,840
                                                                  2,443,668

             TOTAL BONDS AND NOTES
              (COST $644,103,386)............                   655,627,495

                                                 NUMBER OF
                                                    SHARES            VALUE
             ------------------------------------------------------------------------
             EXCHANGE TRADED FUNDS -- 0.5%
             ------------------------------------------------------------------------
             Financial Select Sector SPDR Fund      168,095        2,321,392    /(m)/
             Industrial Select Sector SPDR Fund      330,636        9,075,958    /(m)
             iShares MSCI Emerging Markets
              Index Fund.....................       16,919          631,417

             TOTAL EXCHANGE TRADED FUNDS
              (COST $17,047,574).............                    12,028,767

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                                  NUMBER
                                               OF SHARES           VALUE
            ---------------------------------------------------------------------
            OTHER INVESTMENTS -- 0.2%
            ---------------------------------------------------------------------
            GEI Investment Fund
             (COST $6,322,320).............              $    5,500,419    /(k)/

            TOTAL INVESTMENTS IN SECURITIES
             (COST $2,200,815,544).........               2,102,723,070

            ---------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 15.2%
            ---------------------------------------------------------------------

            SHORT-TERM INVESTMENTS -- 8.3%

            GE Money Market Fund
             Institutional Class
             0.05%.........................                 204,043,305  /(d,k)/

                                               PRINCIPAL
                                                  AMOUNT          VALUE
            ---------------------------------------------------------------------

            TIME DEPOSIT -- 0 .0%*
            State Street Corp.
             0.01% 07/01/10                 $    444,268        444,268    /(e)/

            U.S. TREASURIES -- 1.0%
            U.S. Treasury Bill
             0.02% 07/22/10                   25,000,000     24,998,925    /(d)/

            FEDERAL AGENCIES -- 5.9%

            Federal Home Loan Bank
             Discount Notes
             0.07%            07/21/10.....   40,800,000     40,797,879    /(d)/
            Federal Home Loan Mortgage
             Corp. Discount Notes
             0.02%            07/09/10.....   51,000,000     50,999,235    /(d)/
             0.04%            08/10/10.....    5,000,000      4,999,430    /(d)/
            Federal National Mortgage Assoc.
             Discount Notes
             0.05%            07/21/10.....   23,421,000     23,419,899    /(d)/
             0.11%            08/04/10.....   23,040,000     23,037,765    /(d)/
                                                            143,254,208

            TOTAL SHORT-TERM INVESTMENTS
             (COST $372,736,979)...........                 372,740,706

            TOTAL INVESTMENTS
             (COST $2,573,552,523).........               2,475,463,776

            LIABILITIES IN EXCESS OF OTHER
             ASSETS, NET -- (1.1)%.........                 (26,369,887)
                                                         --------------

            NET ASSETS -- 100.0%...........              $2,449,093,889
                                                         ==============

                                 OTHER INFORMATION
                                 -----------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited)

                                      NUMBER     CURRENT      UNREALIZED
                        EXPIRATION      OF       NOTIONAL   APPRECIATION/
      DESCRIPTION          DATE      CONTRACTS    VALUE     (DEPRECIATION)
      --------------------------------------------------------------------
      DJ Euro Stoxx
       50 Index
       Futures        September 2010     96    $  3,019,722  $  (188,223)
      FTSE 100 Index
       Futures        September 2010     20       1,460,342     (102,706)
      Russell 2000
       Mini Index
       Futures        September 2010    826      50,204,280   (3,524,158)
      S&P 500 EMini
       Index
       Futures        September 2010     19         975,270      (31,312)
      S&P Midcap
       400 Emini
       Index
       Futures        September 2010     44       3,124,000     (216,992)
      Topix Index
       Futures        September 2010     13       1,231,834      (15,009)
      2 Yr.
       U.S.Treasury
       Notes
       Futures        September 2010    479     104,818,672      166,902
      5 Yr.
       U.S.Treasury
       Notes
       Futures        September 2010    411      48,642,492      808,563

The Fund had the following short futures contracts open at June 30, 2010 (unaudited):

                                    NUMBER      CURRENT       UNREALIZED
                      EXPIRATION      OF        NOTIONAL    APPRECIATION/
     DESCRIPTION         DATE      CONTRACTS     VALUE      (DEPRECIATION)
     ---------------------------------------------------------------------
     S&P 500
      E Mini Index
      Futures       September 2010      4    $    (205,320)  $    15,471
     Ultra Long
      U.S.Treasury
      Bond
      Futures       September 2010     57       (7,741,313)     (400,376)
     10 Yr.
      U.S.Treasury
      Notes
      Futures       September 2010   1136     (139,213,250)   (3,106,968)
                                                             -----------
                                                             $(6,594,808)
                                                             ===========

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The Fund was invested in the following countries at June 30, 2010 (unaudited):

                                                PERCENTAGE (BASED
              COUNTRY                           ON MARKET VALUE)
              ---------------------------------------------------
              United States                           70.78%
              United Kingdom                           4.48%
              Japan                                    3.09%
              Germany                                  2.90%
              France                                   2.54%
              Canada                                   2.30%
              Switzerland                              2.13%
              Brazil                                   1.47%
              China                                    1.44%
              South Korea                              1.10%
              Taiwan                                   0.99%
              Netherlands                              0.73%
              Spain                                    0.66%
              Russian Federation                       0.60%
              Italy                                    0.50%
              India                                    0.50%
              South Africa                             0.41%
              Australia                                0.39%
              Mexico                                   0.34%
              Sweden                                   0.23%
              Denmark                                  0.20%
              Hong Kong                                0.20%
              Philippines                              0.19%
              Turkey                                   0.18%
              Chile                                    0.17%
              Ireland                                  0.17%
              Indonesia                                0.14%
              Supranationals                           0.11%
              Colombia                                 0.09%
              Kazakhstan                               0.07%
              United Arab Emirates                     0.07%
              Peru                                     0.07%
              Finland                                  0.07%
              Malaysia                                 0.06%
              Hungary                                  0.06%
              Egypt                                    0.06%
              Bermuda                                  0.06%
              Qatar                                    0.05%
              Bolivarian Republic of Venezuela         0.05%
              Trinidad And Tobago                      0.05%
              Czech Republic                           0.05%
              Thailand                                 0.04%
              Ukraine                                  0.03%
              Panama                                   0.03%
              El Salvador                              0.02%
              Lithuania                                0.02%
              Dominican Republic                       0.02%
              Lebanon                                  0.02%
              Costa Rica                               0.01%
              Jamaica                                  0.01%
              Austria                                  0.01%
              Uruguay                                  0.01%
              Ghana                                    0.01%
              Sri Lanka                                0.01%
              Belize                                   0.01%
                                                     ------
                                                     100.00%
                                                     ======

The Fund was invested in the following categories at June 30, 2010 (unaudited):

                                 DOMESTIC       FOREIGN
                                PERCENTAGE    PERCENTAGE   TOTAL PERCENTAGE
                                 (BASED ON     (BASED ON   (BASED ON MARKET
     INDUSTRY                  MARKET VALUE) MARKET VALUE)      VALUE)
     ----------------------------------------------------------------------
     Oil, Gas & Consumable
      Fuels                       1.61%          2.07%           3.68%
     Commercial Banks             0.32%          3.22%           3.54%
     Capital Markets              1.73%          0.76%           2.49%
     Communications
      Equipment                   1.40%          0.94%           2.34%
     Metals & Mining              0.48%          1.83%           2.31%
     Insurance                    1.10%          1.10%           2.20%
     Chemicals                    0.83%          1.34%           2.17%
     Software                     1.78%          0.34%           2.12%
     Wireless
      Telecommunication
      Services                    1.08%          0.80%           1.88%
     Semiconductors &
      Semiconductor
      Equipment                   0.88%          0.99%           1.87%
     Media                        1.66%          0.21%           1.87%
     Healthcare Equipment &
      Supplies                    1.37%          0.50%           1.87%
     Diversified Financial
      Services                    1.33%          0.32%           1.65%
     Biotechnology                1.63%          0.00%           1.63%
     Food Products                0.60%          0.97%           1.57%
     IT Services                  1.22%          0.31%           1.53%
     Pharmaceuticals              0.52%          0.93%           1.45%
     Specialty Retail             0.98%          0.33%           1.31%
     Aerospace & Defense          0.70%          0.49%           1.19%
     Beverages                    0.99%          0.15%           1.14%
     Household Products           0.47%          0.64%           1.11%
     Energy Equipment &
      Services                    1.07%          0.00%           1.07%
     Industrial
      Conglomerates               0.09%          0.96%           1.05%
     Real Estate Investment
      Trusts (REIT's)             1.05%          0.00%           1.05%
     Internet Software &
      Services                    0.50%          0.51%           1.01%
     Healthcare Providers &
      Services                    0.87%          0.08%           0.95%
     Commercial Services &
      Supplies                    0.56%          0.32%           0.88%
     Automobiles                  0.00%          0.87%           0.87%
     Life Sciences Tools &
      Services                    0.81%          0.00%           0.81%
     Electric Utilities           0.68%          0.12%           0.80%
     Food & Staples Retailing     0.13%          0.65%           0.78%
     Machinery                    0.42%          0.35%           0.77%
     Computers &
      Peripherals                 0.73%          0.00%           0.73%
     Multi-Utilities              0.15%          0.41%           0.56%
     Real Estate
      Management &
      Development                 0.30%          0.25%           0.55%

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

TOTAL RETURN FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

                                DOMESTIC       FOREIGN
                               PERCENTAGE    PERCENTAGE   TOTAL PERCENTAGE
                                (BASED ON     (BASED ON   (BASED ON MARKET
     INDUSTRY                 MARKET VALUE) MARKET VALUE)      VALUE)
     ---------------------------------------------------------------------
     Electronic Equipment,
      Instruments &
      Components                 0.13%          0.39%           0.52%
     Exchange Traded Fund        0.46%          0.03%           0.49%
     Construction &
      Engineering                0.00%          0.47%           0.47%
     Multiline Retail            0.40%          0.00%           0.40%
     Textiles, Apparel &
      Luxury Goods               0.16%          0.22%           0.38%
     Professional Services       0.14%          0.22%           0.36%
     Diversified
      Telecommunication
      Services                   0.21%          0.15%           0.36%
     Electrical Equipment        0.00%          0.34%           0.34%
     Hotels, Restaurants &
      Leisure                    0.33%          0.00%           0.33%
     Trading Companies &
      Distributors               0.07%          0.17%           0.24%
     Marine                      0.00%          0.20%           0.20%
     Construction Materials      0.00%          0.17%           0.17%
     Tobacco                     0.15%          0.00%           0.15%
     Personal Products           0.14%          0.00%           0.14%
     Thrifts & Mortgage
      Finance                    0.13%          0.00%           0.13%
     Road & Rail                 0.13%          0.00%           0.13%
     Household Durables          0.05%          0.06%           0.11%
     Water Utilities             0.11%          0.00%           0.11%
     Building Products           0.00%          0.08%           0.08%
     Healthcare Technology       0.06%          0.00%           0.06%
     Gas Utilities               0.06%          0.00%           0.06%
     Independent Power
      Producers & Energy
      Traders                    0.03%          0.02%           0.05%
     Air Freight & Logistics     0.04%          0.00%           0.04%
     Banking                     0.03%          0.00%           0.03%
     Paper & Forest Products     0.03%          0.00%           0.03%
     Diversified Consumer
      Services                   0.00%          0.02%           0.02%
     Transportation
      Infrastructure             0.00%          0.02%           0.02%
     Financials                  0.01%          0.00%           0.01%
                                                               -----
                                                               58.23%
                                                               =====

                                                        TOTAL PERCENTAGE
                                                        (BASED ON MARKET
        SECTOR                                               VALUE)
        ----------------------------------------------------------------
        Corporate Notes                                      10.73%
        Agency Mortgage Backed                                6.53%
        U.S. Treasuries                                       4.10%
        Non-Agency Collateralized Mortgage Obligations        3.43%
        Sovereign Bonds                                       0.95%
        Agency Collateralized Mortgage Obligations            0.35%
        Asset Backed                                          0.30%
        Municipal Bonds and Notes                             0.10%
                                                             -----
                                                             26.49%
                                                             =====

                   SHORT TERM AND OTHER INVESTMENTS
                   -----------------------------------------
                   Short-Term                         15.06%
                   Other Investments                   0.22%
                                                     ------
                                                      15.28%
                                                     ------
                                                     100.00%
                                                     ======

See Notes to Schedule of Investments on page 27 and Notes to Financial Statements on page 34.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptions of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to $76,082,781 or 3.11% of the net assets of the Fund. These securities have been determined to be liquid using procedures established by the Board of Directors of the GE Investments Funds, Inc.

(c)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)Coupon amount represents effective yield.

(e)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f)Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g)Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i)Variable or floating rate security. The stated rate represents the rate at June 30, 2010.

(j)Step coupon bond. Security becomes interest bearing at a future date.

(k)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

(l)Securities in default.

(m)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(n)Illiquid securities. At June 30, 2010, these securities amounted to $461,394 or 0.02% of net assets for the Fund. These securities have been determined to be illiquid using procedures established by the Board of Directors of GE Investments Funds, Inc.

(o)Coupon amount represents the coupon of the underlying mortgage securities on which monthly interest payments are based.

*  Less than 0.1%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


              ADR     American Depository Receipt

              GDR     Global Depository Receipt

              REGD.   Registered

              REIT    Real Estate Investment Trust

              REMIC   Real Estate Mortgage Investment Conduit

              SPDR    Standard & Poors Depository Receipts

              STRIPS  Separate Trading of Registered Interest and
                      Principal of Security

              TBA     To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

TOTAL RETURN FUND

                                                  ------------------------------------------------------------------------
                                                                                               CLASS 1
                                                  ------------------------------------------------------------------------
                                                       6/30/10+           12/31/09       12/31/08/(D)/        12/31/07
                                                  -------------------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period.............     $15.18             $12.75             $18.61             $17.69
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income..........................       0.12**             0.20**             0.35**             0.35
  Net realized and unrealized gains/(losses) on
   investments...................................     (1.04)               2.45             (5.80)               1.71
---------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS...     (0.92)               2.65             (5.45)               2.06
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................         --               0.19               0.34               0.35
  Net realized gains.............................         --                 --               0.07               0.79
  Return of capital..............................         --               0.03                 --                 --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................         --               0.22               0.41               1.14
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period...................     $14.26             $15.18             $12.75             $18.61
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................................    (6.06)%             20.81%           (29.28)%             11.68%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $1,025,644         $1,131,038           $989,975         $1,525,002
  Ratios to average net assets:
    Net investment income*.......................      1.56%              1.47%              2.16%              2.20%
    Net Expenses*................................      0.72%/(b)(c)/      0.67%/(b)(c)/      0.51%/(b)(c)/      0.52%/(c)/
    Gross Expenses*..............................      0.75%              0.70%              0.55%              0.56%
    Portfolio turnover rate......................        75%               174%               203%               176%

                                                  -------------------------

                                                  -------------------------
                                                     12/31/06     12/31/05
                                                  ------------------------
INCEPTION DATE                                                      7/1/85
Net asset value, beginning of period.............     $16.04        $15.97
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income..........................       0.36          0.23
  Net realized and unrealized gains/(losses) on
   investments...................................       1.84          0.36
--------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS...       2.20          0.59
--------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........................       0.31          0.23
  Net realized gains.............................       0.24          0.29
  Return of capital..............................         --            --
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............................       0.55          0.52
--------------------------------------------------------------------------
Net asset value, end of period...................     $17.69        $16.04
--------------------------------------------------------------------------
TOTAL RETURN/(A)/................................     13.75%         3.67%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)....... $1,390,230      $959,531
  Ratios to average net assets:
    Net investment income*.......................      2.33%         1.89%
    Net Expenses*................................      0.48%/(c)/    0.45%
    Gross Expenses*..............................      0.53%         0.45%
    Portfolio turnover rate......................       138%          146%

                                                             ---------------------------------------------------------------
                                                                                               CLASS 2
                                                             ---------------------------------------------------------------
                                                                6/30/10+        12/31/09      12/31/08/(D)/       12/31/07
                                                             ----------------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period........................  $15.13          $12.71             $18.56          $17.68
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    0.11**          0.19**             0.35**          0.38
  Net realized and unrealized gains/(losses) on investments.  (1.03)            2.45             (5.80)            1.67
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS..............  (0.92)            2.64             (5.45)            2.05
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................      --            0.19               0.33            0.38
  Net realized gains........................................      --              --               0.07            0.79
  Return of capital.........................................      --            0.03                 --              --
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................      --            0.22               0.40            1.17
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................  $14.21          $15.13             $12.71          $18.56
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/........................................... (6.08)%          20.76%           (29.33)%          11.63%/(B)/

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $17,757         $18,140            $12,830         $15,281
  Ratios to average net assets:
    Net investment income*..................................   1.53%           1.41%              2.11%           1.75%
    Net Expenses*...........................................   0.77%/(b)(c)/   0.72%/(b)(c)/      0.56%/(b)(c)/   0.56%/(c)/
    Gross Expenses*.........................................   0.80%           0.75%              0.60%           0.59%
    Portfolio turnover rate.................................     75%            174%               203%            176%

                                                             -------------

                                                             -------------
                                                              12/31/06
                                                             ------------
INCEPTION DATE                                                5/1/06
Net asset value, beginning of period........................  $17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................    0.26
  Net realized and unrealized gains/(losses) on investments.    0.94
-------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS..............    1.20
-------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................    0.31
  Net realized gains........................................    0.24
  Return of capital.........................................      --
-------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................    0.55
-------------------------------------------------------------------------
Net asset value, end of period..............................  $17.68
-------------------------------------------------------------------------
TOTAL RETURN/(A)/...........................................   7.05%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................      $1
  Ratios to average net assets:
    Net investment income*..................................   2.33%
    Net Expenses*...........................................   0.57%/(c)/
    Gross Expenses*.........................................   0.64%
    Portfolio turnover rate.................................    138%

See Notes to Financial Statements.

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

                                                             ---------------------------------------------------------
                                                                                                     CLASS 3
                                                             ---------------------------------------------------------
                                                                  6/30/10+           12/31/09        12/31/08/(D)/
                                                             ----------------------------------------------------------
INCEPTION DATE
Net asset value, beginning of period........................     $15.15             $12.73              $18.59
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................       0.10**             0.17**              0.34**
  Net realized and unrealized gains/(losses) on investments.     (0.84)               2.45              (5.80)
-----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS..............     (0.74)               2.62              (5.46)
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       0.20               0.17                0.33
  Net realized gains........................................       0.00                 --                0.07
  Return of capital.........................................         --               0.03                  --
-----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................       0.20               0.20                0.40
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period..............................     $14.21             $15.15              $12.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/...........................................    (6.20)%             20.57%            (29.37)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $1,405,693         $1,421,191          $1,110,117
  Ratios to average net assets:
    Net investment income*..................................      1.32%              1.26%               2.05%
    Net Expenses*...........................................      0.97%/(b)(c)/      0.87%/(b)(c)/       0.61%/(b)(c)/
    Gross Expenses*.........................................      1.00%              0.91%               0.65%
    Portfolio turnover rate.................................        75%               174%                203%

                                                             ------------------------------

                                                             ------------------------------
                                                                12/31/07       12/31/06
                                                             -----------------------------
INCEPTION DATE                                                                 5/1/06
Net asset value, beginning of period........................     $17.69        $17.03
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income.....................................       0.35          0.12
  Net realized and unrealized gains/(losses) on investments.       1.69          1.10
------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM INVESTMENT OPERATIONS..............       2.04          1.22
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................................       0.35          0.32
  Net realized gains........................................       0.79          0.24
  Return of capital.........................................         --            --
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.........................................       1.14          0.56
------------------------------------------------------------------------------------------
Net asset value, end of period..............................     $18.59        $17.69
------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/...........................................     11.56%/(B)/    7.17%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).................. $1,173,708      $396,349
  Ratios to average net assets:
    Net investment income*..................................      2.04%         2.09%
    Net Expenses*...........................................      0.61%/(c)/    0.62%/(c)/
    Gross Expenses*.........................................      0.65%         0.69%
    Portfolio turnover rate.................................       176%          138%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund ("GE Money Market Fund").
(c)Reflects GE Asset Management's contractual arrangement with GE Investments Funds, Inc. to limit the Fund's total operating expenses of each class share (excluding class specific expenses) to 0.32% of the average daily net assets of the Fund attributable to such class share on an annual basis. Please see
   Note 6 of the Notes to Financial Statements for further details.
(d)Less than $0.01 per share of the distribution paid was from Return of Capital.
* Annualized for periods less than one year.
**Per share values have been calculated using the average share method.
+ Unaudited.

See Notes to Financial Statements.

Statement of                                                             TOTAL
Assets and Liabilities JUNE 30, 2010 (UNAUDITED)                         RETURN
                                                                          FUND
------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $2,194,493,224)........ $2,097,222,651
  Investments in affiliated securities, at market (cost $6,322,320).      5,500,419
  Short-term Investments at market (cost $168,249,406)..............    168,253,133
  Short-term affiliated investments (at amortized cost).............    204,487,573
  Foreign cash (cost $526,195)......................................        525,324
  Receivable for investments sold...................................     34,947,819
  Income receivables................................................      9,763,854
  Receivable for fund shares sold...................................        200,761
  Variation margin receivable.......................................          1,843
  Other assets......................................................      4,843,895
------------------------------------------------------------------------------------
    TOTAL ASSETS....................................................  2,525,747,272
------------------------------------------------------------------------------------

LIABILITIES
  Payable for investments purchased.................................     72,595,809
  Payable for fund shares redeemed..................................        465,877
  Payable to GEAM...................................................      1,463,912
  Accrued other expenses............................................      1,352,127
  Variation margin payable..........................................        775,658
------------------------------------------------------------------------------------
    TOTAL LIABILITIES...............................................     76,653,383
------------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,449,093,889
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in...................................................  2,881,489,110
  Undistributed (distribution in excess of) net investment income...     17,858,341
  Accumulated net realized gain (loss)..............................   (345,567,410)
  Net unrealized appreciation/ (depreciation) on:
    Investments.....................................................    (98,088,747)
    Futures.........................................................     (6,594,808)
    Foreign currency related transactions...........................         (2,597)
------------------------------------------------------------------------------------
NET ASSETS.......................................................... $2,449,093,889
------------------------------------------------------------------------------------

CLASS 1:

NET ASSETS.......................................................... $1,025,643,972
Shares outstanding ($0.01 par value; unlimited shares authorized)...     71,920,606
Net asset value per share...........................................         $14.26

CLASS 2:

NET ASSETS.......................................................... $   17,756,551
Shares outstanding ($0.01 par value; unlimited shares authorized)...      1,249,445
Net asset value per share...........................................         $14.21

CLASS 3:

NET ASSETS.......................................................... $1,405,693,366
Shares outstanding ($0.01 par value; unlimited shares authorized)...     98,890,720
Net asset value per share...........................................         $14.21

See Notes to Financial Statements.

Statement of Operations                                                       TOTAL
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                            RETURN
                                                                               FUND
----------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................. $  17,420,085
    Interest.............................................................    13,032,317
    Interest from affiliated investments.................................         2,546
    Less: Foreign taxes withheld.........................................    (1,254,278)
----------------------------------------------------------------------------------------
  TOTAL INCOME...........................................................    29,200,670
----------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees.....................................     6,443,138
    Distributors Fees (Note 6)
      Class 1............................................................     1,102,099
      Class 2............................................................        23,030
      Class 3............................................................     3,236,546
    Transfer agent.......................................................        17,919
    Director's fees......................................................        40,905
    Custody and accounting expenses......................................       275,020
    Professional fees....................................................        95,542
    Registration expenses................................................        22,746
    Other expenses.......................................................       166,311
----------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT.........................    11,423,256
----------------------------------------------------------------------------------------
    Less : Expenses waived or borne by the adviser.......................      (255,901)
    Less: Expenses reimbursed by the adviser.............................      (213,466)
----------------------------------------------------------------------------------------
    Net expenses.........................................................    10,953,889
----------------------------------------------------------------------------------------
  NET INVESTMENT INCOME..................................................    18,246,781
----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments........................................................   (12,799,217)
      Futures............................................................     8,803,659
      Foreign currency transactions......................................      (397,255)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON:
      Investments........................................................  (162,102,753)
      Futures............................................................   (10,039,443)
      Foreign currency transactions......................................        (4,487)
----------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments...............  (176,539,496)
----------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........ $(158,292,715)
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                           TOTAL
Changes in Net Assets                                                                                  RETURN
                                                                                                        FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                                             SIX MONTHS
                                                                                           ENDED JUNE 30,    YEAR ENDED
                                                                                                2010        DECEMBER 31,
                                                                                            (UNAUDITED)         2009
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss)......................................................... $   18,246,781  $   30,584,208
    Net realized gain (loss) on investments, futures, and foreign currency transactions...     (4,392,813)   (210,288,844)
    Net increase (decrease) in unrealized appreciation / (depreciation) on investments,
      futures and foreign currency transactions...........................................   (172,146,683)    613,358,473
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations...............................................   (158,292,715)    433,653,837
--------------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1.............................................................................             --     (14,381,282)
      Class 2.............................................................................             --        (226,665)
      Class 3.............................................................................             --     (16,093,364)
    Return of Capital
      Class 1.............................................................................             --      (2,092,585)
      Class 2.............................................................................             --         (32,981)
      Class 3.............................................................................             --      (2,341,706)
--------------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS.....................................................................             --     (35,168,583)
--------------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions.....................   (158,292,715)    398,485,254
--------------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1.............................................................................      5,084,754      14,984,009
      Class 2.............................................................................      1,811,422       3,853,694
      Class 3.............................................................................    101,317,634     129,173,281
      Class 4.............................................................................             --      51,043,749
    Value of distributions reinvested
      Class 1.............................................................................             --      16,473,867
      Class 2.............................................................................             --         259,646
      Class 3.............................................................................             --      18,435,070
    Cost of shares redeemed
      Class 1.............................................................................    (44,974,541)    (70,379,890)
      Class 2.............................................................................     (1,043,775)     (1,548,125)
      Class 3.............................................................................    (25,178,344)    (46,736,037)
      Class 4.............................................................................             --     (55,604,507)
--------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions.......................................     37,017,150      59,954,757
--------------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS.................................................   (121,275,565)    458,440,011

NET ASSETS
  Beginning of period.....................................................................  2,570,369,454   2,111,929,443
--------------------------------------------------------------------------------------------------------------------------
  End of period........................................................................... $2,449,093,889  $2,570,369,454
--------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD............ $   17,858,341  $     (388,440)
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

  Statements of Changes in Net Assets (continued)             TOTAL
  Changes in Fund Shares                                     RETURN
                                                              FUND
  ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                   ENDED JUNE 30,  YEAR ENDED
                                                        2010      DECEMBER 31,
                                                    (UNAUDITED)       2009
  ----------------------------------------------------------------------------

  CHANGES IN FUND SHARES

  CLASS 1
  Shares sold.....................................      334,987     1,110,679
  Issued for distributions reinvested.............           --     1,079,530
  Shares redeemed.................................   (2,940,767)   (5,243,835)
  ----------------------------------------------------------------------------
  Net increase (decrease) in fund shares..........   (2,605,780)   (3,053,626)
  ----------------------------------------------------------------------------

  CLASS 2
  Shares sold.....................................      120,375       288,188
  Issued for distributions reinvested.............           --        17,071
  Shares redeemed.................................      (70,070)     (115,478)
  ----------------------------------------------------------------------------
  Net increase (decrease) in fund shares..........       50,305       189,781
  ----------------------------------------------------------------------------

  CLASS 3
  Shares sold.....................................    6,721,349     9,005,295
  Issued for distributions reinvested.............           --     1,210,423
  Shares redeemed.................................   (1,663,661)   (3,600,902)
  ----------------------------------------------------------------------------
  Net increase (decrease) in fund shares..........    5,057,688     6,614,816
  ----------------------------------------------------------------------------

  CLASS 4
  Shares sold.....................................           --     3,713,857
  Issued for distributions reinvested.............           --            --
  Shares redeemed.................................           --    (3,714,451)
  ----------------------------------------------------------------------------
  Net increase (decrease) in fund shares..........           --          (594)
  ----------------------------------------------------------------------------

See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund (the "Fund"), Income Fund, Money Market Fund and Real Estate Securities Fund. The Fund presently offers three classes of shares (Classes 1, 2 & 3). Shares of Class 4 were fully redeemed on November 30, 2009.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each of the Funds.

The Company offers three share classes of the Fund as investment options for variable life insurance and variable annuity contracts -- Class 1, Class 2 and Class 3. Classes 2 and 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund's shares.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurement section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, Level 1 securities primarily include publicly-traded equity securities which may not necessarily represent the last sale price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations, security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these are included in Level
2. The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and those are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In those circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that the use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.


FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may enter into repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objectives or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed-income investments. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of the investment strategy, the Fund may invest in swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The Fund may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contracts. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments, the Fund maintains equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
        Cost of      Gross Tax     Gross Tax           Appreciation/
    Investments for  Unrealized    Unrealized        (Depreciation) on
     Tax Purposes   Appreciation  Depreciation          Investments
    -----------------------------------------------------------------------
    $2,626,453,281  $99,877,993       $(250,867,499)         $(150,989,506)

As of December 31, 2009, the Fund has capital loss carryovers, as indicated below.

                               Amount     Expires
                            -----------------------
                            $ 21,723,574 12/31/2016
                             253,063,614 12/31/2017

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Fund elected to defer losses incurred after October 31, 2009 as follows:

                                Capital   Currency
                              --------------------
                              $12,452,340 $401,209

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                 Long-Term
                     Ordinary     Capital   Return of
                      Income       Gains     Capital      Total
              ----------------------------------------------------
              2009  $30,701,311 $        -- $4,467,272 $35,168,583
              2008   53,455,875  11,362,592    122,643  64,941,110

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures, treatment of realized gains and losses on foreign currency transactions, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized respectively to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting Standards Updates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The following table present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:


                                                                      Level 1         Level 2      Level 3        Total
----------------------------------------------------------------------------------------------------------------------------
Investments in Securities
  Domestic Equity                                                 $  802,313,033  $           --  $       -- $  802,313,033
  Foreign Equity                                                     104,924,433     506,715,187+         --    611,639,620
  Bonds and Notes -- U.S. Treasuries                                          --     101,460,854          --    101,460,854
  Bonds and Notes -- Agency Mortgage Backed                                   --     161,648,103          --    161,648,103
  Bonds and Notes -- Agency Collateralized Mortgage Obligations               --       6,850,681   1,858,079      8,708,760
  Bonds and Notes -- Asset Backed                                             --       7,167,793     236,919      7,404,712
  Bonds and Notes -- Corporate Notes                                          --     264,811,509     713,500    265,525,009
  Bonds and Notes -- Non-Agency Collateralized Mortgage
   Obligations                                                                --      84,863,171       1,124     84,864,295
  Bonds and Notes -- Sovereign Bonds                                          --      23,572,094          --     23,572,094
  Bonds and Notes Municipal Notes and Bonds                                   --       2,443,668          --      2,443,668
  Exchange Traded Funds                                               12,028,767              --          --     12,028,767
  Preferred Stock                                                      7,801,192       7,705,600+         --     15,506,792
  Rights                                                                      --         106,944+         --        106,944
  Other Investments                                                           --       5,500,419          --      5,500,419
  Short-Term Investments                                             204,043,305     168,697,401          --    372,740,706
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                                   $1,131,110,730  $1,341,543,424  $2,809,622 $2,475,463,776
----------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
  Futures Contracts -- Unrealized Appreciation                    $      990,936  $           --  $       -- $      990,936
  Futures Contracts -- Unrealized Depreciation                        (7,585,744)             --          --     (7,585,744)
----------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER FINANCIAL INSTRUMENTS                                 $   (6,594,808) $           --  $       -- $   (6,594,808)
----------------------------------------------------------------------------------------------------------------------------

+AT JUNE 30, 2010, THE FOREIGN EQUITY SECURITIES WERE VALUED WITH THE
 ASSISTANCE OF AN INDEPENDENT FAIR VALUE PRICING SERVICE, CAUSING SECURITIES TO MOVE FROM LEVEL 1 TO LEVEL 2.

The following table presents the changes in Level 3 investments measured on a recurring basis for the period ended June 30, 2010:

                                                                                                     Bonds and
                                                              Bonds and                               Notes --
                                                           Notes -- Agency Bonds and   Bonds and     Non-Agency
                                              Bonds and    Collateralized  Notes --    Notes --    Collateralized
                                           Notes -- Agency    Mortgage       Asset     Corporate      Mortgage
                                           Mortgage Backed   Obligations    Backed       Notes      Obligations       Total
-------------------------------------------------------------------------------------------------------------------------------
Balance at 12/31/09                         $ 26,508,818     $1,747,109    $ 317,855  $ 1,180,014    $ 125,462    $ 29,879,258
  Accrued discounts/premiums                          --       (191,044)          --         (498)          --        (191,542)
  Realized gain (loss)                            91,655         85,976           --           --     (478,880)       (301,249)
  Change in unrealized gain (loss)               (64,872)      (308,005)      51,940       (1,632)     615,741         293,173
  Net purchases (sales)                      (19,172,663)      (547,675)    (132,876)     715,630     (169,023)    (19,306,607)
  Net transfers in and out of Level 3         (7,362,938)     1,071,718           --   (1,180,014)     (92,176)     (7,563,410)
-------------------------------------------------------------------------------------------------------------------------------
Balance at 06/30/10                         $         --     $1,858,079    $ 236,919  $   713,500    $   1,124    $  2,809,622
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gain (loss) relating
 to securities still held at 06/30/10       $         --     $ (199,391)   $  51,940  $    (1,632)   $  24,835    $   (124,248)

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                            Asset Derivatives June 30, 2010       Liability Derivatives June 30, 2010
                         -------------------------------------  --------------------------------------
   Derivatives not             Location in the                         Location in
   accounted for as              Statements                          the Statements
  hedging instruments            of Assets              Fair            of Assets             Fair
    under ASC 815              and Liabilities        Value ($)      and Liabilities        Value ($)
------------------------ ---------------------------- --------- -------------------------- -----------
Equity Contracts         Receivables, Net Assets --             Liabilities, Net Assets --
                         Net unrealized                         Net unrealized
                         appreciation/(depreciation)            appreciation/
                         on Futures                     15,323* (depreciation) on Futures  (4,078,400)*
-------------------------------------------------------------------------------------------------------
Interest Rate Contracts  Receivables, Net Assets --             Liabilities, Net Assets --
                         Net unrealized                         Net unrealized
                         appreciation/(depreciation)            appreciation/
                         on Futures                    975,465* (depreciation) on Futures  (3,507,196)*
-------------------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND WITHIN THE COMPONENTS OF NET ASSETS SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES OF THE STATEMENTS OF ASSETS AND LIABILITIES.

  Refer to the Schedule of Investments.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options        Realized Gain or
for as hedging instruments         Statements of               Contracts        (Loss) on Derivatives
under ASC 815                        Operations           Purchased/(Sold) ($) Recognized in Income ($)
--------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/       179,136,649/
                            (depreciation) on Futures        (174,801,926)            14,151,337
--------------------------------------------------------------------------------------------------------
Interest Rate Contracts     Realized gain/(loss) on
                            futures, Increase/(decrease)
                            in unrealized appreciation/       955,030,599/
                            (depreciation) on Futures        (946,519,112)           (5,347,678)
--------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                    (7,199,943)
-------------------------------------------------------
Interest Rate Contracts


                                    (2,839,500)
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION AND OTHER OPERATING FEES

GE Asset Management, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

For periods prior to May 1, 2010: Pursuant to an expense limitation agreement with the Fund, GEAM had agreed to limit the advisory and administrative fees paid by the Fund on an annual basis to 0.48% of the average daily net assets of the Fund. The advisory and administrative fee reduced by GEAM may however be recouped by GEAM for up to three years from the date reduced, provided that the total operating expense ratio for the Fund's Class 1 shares, after giving effect to the recoupment, would not exceed 0.80% for the fiscal year in which the recoupment is made. This agreement was terminated on April 30, 2010.

Effective May 1, 2010: GEAM has entered into contractual arrangement with the Company to limit other expenses of each share class of the Fund (excluding applicable Investor Service Plan fee of 0.20%) at or below 0.03% on an annualized basis. Unless earlier terminated or cancelled, this agreement will continue in effect until April 30, 2011. The agreement may be terminated or amended by the mutual consent of the Company and GEAM.

INVESTOR SERVICE PLAN -- CLASS 1 AND CLASS 3 SHARES The Company adopted an Investor Service Plan (the "Services Plan") on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Total Return Fund. The Services Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Services Plan provides that during any fiscal year, the amount of compensation paid under the Services Plan by the Total Return Fund Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Total Return Fund attributable to each such class shares.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1, Class 2 and Class 3 shares of the Total Return Fund. Under the 12b-1 Plan for Class 1 shares, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under each 12b-1 Plan for Class 2 and Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (GEID), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 2 and Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 2 and Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the Class 2 and Class 3 12b-1 Plan may not exceed 0.25% for Class 2 shares and 0.25% for Class 3 shares, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with Urdang Securities Management, Inc. (Urdang) and Palisade Capital Management, L.L.C. (Palisade), GE Asset Management has allocated portions of the Fund's assets to Urdang and Palisade to manage real-estate related investments and small-cap equity investments, respectively. GE Asset Management, at its discretion, is responsible for allocating portion(s) of the Fund's assets to these sub-advisers (Allocated Assets), and managing the remaining assets of the Fund that are allocated to other

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

asset classes as well as managing the Fund's cash position. Palisade and Urdang are each responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GE Asset Management and the Board of Directors for the Fund.

For their services, GE Asset Management pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective portion of the Allocated Assets that they manage.

8. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010, were as follows:

                           U.S. Government Securities
                           --------------------------
                            Purchases       Sales
                           --------------------------
                           $929,764,332  $881,191,038

                               Other Securities
                           -------------------------
                            Purchases      Sales
                           -------------------------
                           $790,126,377 $720,656,380

SECURITY LENDING For the six-month period ended June 30, 2010 the Fund did not participate in securities lending.

9. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Advisory and Administrative Agreement Approvals    (unaudited)
---------------------------------------------------------------

At a regular meeting held on June 9, 2010, the Board of Directors of the GE Investments Funds, Inc. (the "Board"), including the independent Board members, considered and unanimously approved a proposal by GE Asset Management ("GEAM") to engage Palisade Capital Management LLC ("Palisade") to provide sub-advisory services with respect to a portion of the Total Return Fund's assets to be invested in small-cap equity investments.

GEAM reminded the Board that GE Investment Funds, Inc. (the "Company") and GEAM had received an exemptive order from the U.S. Securities and Exchange Commission to permit GEAM and the Company to select and retain sub-advisers for the Total Return Fund and to enter into sub-advisory agreements without shareholder approval. Accordingly, GEAM would be able, subject to the approval of the Board, to engage Palisade and enter into a sub-advisory agreement with Palisade on behalf of the Total Return Fund without obtaining shareholder approval, provided there is not an increase in the Total Return Fund's management fee.

In considering the approval of Palisade as a sub-adviser to the Total Return Fund, the Board members, including the independent Board members, considered and discussed a substantial amount of information and analyses provided by GEAM and Palisade. The Board reviewed Palisade's performance history as well as detailed information about Palisade and its professional staff, including Palisade's investment philosophy and expertise in small-cap equity investments. The Board noted that Palisade serves as sub-adviser to the GE Funds - GE Small-Cap Equity Fund, GE Institutional Funds - Small-Cap Equity Fund and GE Investments Funds, Inc. - Small-Cap Equity Fund (collectively, the "Small-Cap Equity Funds"), and that both GEAM and Palisade had provided the Board with a substantial amount of information and analysis at prior Board meetings, including the annual contract renewal meetings held on December 4, 2009 and December 11, 2009. As such, the basis for the Board's December 2009 renewal of the sub-advisory agreements with Palisade with respect to the Small-Cap Equity Funds would continue to be relevant for the Board's approval of the proposed sub-advisory agreement with Palisade with respect to the Total Return Fund.

The Board members had an opportunity to discuss this information with GEAM managers and representatives of Palisade. The Board members posed questions to these representatives and engaged in substantive discussions. The independent Board members discussed the approval of Palisade as a sub-adviser to the Total Return Fund in detail during a private session with their independent legal counsel at which no representatives of GEAM or Palisade were present. In reaching their determination relating to the proposed new sub-advisory agreement, the Board, including the independent Board members, considered all factors that it deemed relevant including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information available to them with respect to the Total Return Fund. In particular, the Board members focused on the following:

THE NATURE, EXTENT AND QUALITY OF SERVICES EXPECTED TO BE PROVIDED

The Board reviewed the services expected to be provided to the Total Return Fund by Palisade. The Board focused on its extensive past experiences with Palisade in connection with its services as sub-adviser to the Small-Cap Equity Funds. The Board considered Palisade's favorable attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with a depth of experience involving small-cap equity securities.

In light of the foregoing, the Board, including the independent Board members, concluded that the services expected to be provided by Palisade would be satisfactory and would have the potential to benefit the Total Return Fund.

INVESTMENT PERFORMANCE OF PALISADE

The Board members considered the investment performance of Palisade for various periods focusing on Palisade's investment performance with respect to the Small-Cap Equity Funds and its long history of sub-advising those funds. The Board members reviewed

Advisory and Administrative Agreement Approvals    (unaudited)
---------------------------------------------------------------

detailed information provided by GEAM and Palisade comparing Palisade's performance to that of relevant securities indices and peer groupings over these periods. The Board members also engaged in discussions with GEAM and Palisade about Palisade's investment process, focusing on the number and experience of portfolio management and supporting research personnel and Palisade's investment style and approach employed. The Board considered the extent to which the expected investment style and approach would be consistent with GEAM's articulated long-term approach and overall investment philosophy. The Board members also considered GEAM's discussion of how the retention of Palisade would fit within its management of the Total Return Fund's overall allocation strategy.

Taking these factors into consideration, the Board, including the independent Board members, found the investment performance of Palisade to be satisfactory.

COST OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED FROM THE RELATIONSHIP WITH THE FUND

The Board considered that the proposed fees to be paid to Palisade by GEAM had been negotiated at arm's-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by Palisade to obtain what it regards as the most favorable and reasonably available fee arrangement, based on the expected relative allocation of the Total Return Fund's assets to Palisade. The Board also noted that Palisade's subadvisory fee rate decreases in amount as assets allocated to it grow. Given the arm's-length nature of the arrangement, the Board did not examine the specific levels of profitability for Palisade with respect to the Total Return Fund.

The Board then reviewed information regarding the expected impact on GEAM's profitability in hiring Palisade, which was projected to be lower than current profitability. The Board members reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing the profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable. Based on their review, the Board members, including the independent Board members, concluded that they were satisfied that GEAM's expected level of profitability from its relationship with the Fund following the hiring of Palisade would not be unreasonable or excessive.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE

The Board members considered the extent to which economies of scale would be realized as the Total Return Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because GEAM will pay Palisade out of its advisory fees received from the Fund, and noted that the Board considered economies of scale for the Fund in connection with annual contract renewals.

COMPARISON OF SERVICES TO BE RENDERED AND FEES TO BE PAID

The Board discussed the services expected to be provided to the Total Return Fund by Palisade, and the proposed fees to be charged to GEAM for those services. The Board members reviewed information regarding the proposed sub-advisory fees and noted that they would be competitive with applicable peer group averages. They also reviewed Palisade's fee rates for the Small-Cap Equity Funds, which were the same at current asset levels and estimated allocation. The Board also considered its favorable experience with Palisade as sub-adviser to the Small-Cap Equity Funds.

The Board, including the independent Board members, concluded that, based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Total Return Fund.

FALL-OUT BENEFITS

The Board considered that there may be financial benefits that Palisade derives from its relationship with GEAM and the Fund, including soft dollar commission benefits generated through Fund portfolio transactions. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Fund.

CONCLUSION

No single factor was determinative to the Board's decision. Based on their discussion and such other matters as were deemed relevant, the Board members, including the independent Board members, concluded that the proposed new sub-advisory agreement with Palisade was in the best interests of the Fund and its shareholders.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE
Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  62

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997; Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
--------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michelle Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP

CUSTODIAN

State Street Bank & Trust Company




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

GE Investments Funds, Inc.

U.S. Equity Fund                                   Letter from the Chairman
----------------------------------------------------------------------------

[PHOTO] Michael J. Cosgrove


MICHAEL J. COSGROVE
CHAIRMAN,
GE INVESTMENTS FUNDS, INC.
DEAR SHAREHOLDER:

Attached is the semi-annual report for the GE Investments Funds, Inc. -- U.S. Equity Fund (the "Fund") for the six-month period ended June 30, 2010. The report contains information about the performance of the Fund and other Fund-specific data, along with portfolio manager commentary. We have provided you with an overview of the investment markets, along with our investment outlook for the coming months.

MARKET OVERVIEW

The six-months ended June 30, 2010 presented investors with an extremely challenging market environment after global equity markets tumbled in the second half of the period due primarily to concerns about sovereign default risk and slowing global growth. U.S. equities (S&P 500 Index) declined 6.7% over the six-month period, while international stocks (MSCI EAFE Index) fell 13.2%.

At the start of 2010, equity markets experienced a selloff in January and early February as investors reacted negatively to signs that there was a lower probability of a V-shaped recovery. Concerns about new global financial regulation, policy tightening in China, and high levels of U.S. and European debt, especially Greek sovereign debt, further fueled the volatility. Stocks reversed these losses in the second half of the first quarter, rising steadily as optimism about corporate earnings changed the tone in the market. The S&P 500 Index advanced 5.4%, for the first quarter of 2010 and indexes tracking smaller capitalization stocks enjoyed even greater advances. Gains were more subdued in non-U.S. equity markets, with the MSCI EAFE Index advancing 0.9% during the same quarter as fears of sovereign credit risk in Europe overshadowed stronger earnings reports. Regionally, Japan took top honors in the first quarter, rising 8.2% based on relatively attractive stock valuations. Canada rose 6.0%, followed by the Pacific Rim (+3.1%), and Emerging Markets (+2.4%). The U.K. fell 0.6% while Continental Europe dropped 2.4% as Greece's budget deficit crisis raised concerns about other highly indebted Eurozone countries, including Portugal, Italy, Ireland, Spain, and even the United Kingdom. The U.S. bond market returned 1.8% (Barclays Capital U.S. Aggregate Bond Index) in the first quarter helped by another solid performance by the credit related sectors. Fixed income securities outside the U.S. performed similarly, however the Barclays Global Aggregate Un-hedged Bond Index lost 0.3% (in U.S. dollar terms) due primarily to the strengthening dollar versus other major currencies.

Although the second quarter of 2010 started quietly, stocks plunged in May as concerns about Europe's sovereign debt problems pressured equity markets and many investors sought defensive investments such as gold and treasury bonds. Adding to Greece's sovereign debt woes, anxieties around contagion grew as Spain stepped further into the European debt crisis amid credit downgrades driven by its deteriorating economy and public finances. In June, the 2010 G20 Toronto Summit confirmed that the industrialized world leaders were committed to reducing budget deficits through austerity measures. Some investors, however, worried that these measures could reduce global growth and slow the economic recovery. Several other concerns fuelled greater risk aversion during the second quarter including increased evidence of slower growth in China, a new resource tax in Australia, an alarming May 6th "flash crash" which sent U.S. stocks plummeting within minutes, impending U.S. financial reform legislation, and the spreading impact of BP's massive oil spill in the Gulf of Mexico. At quarter end, the S&P 500 Index and the MSCI EAFE Index had tumbled 11.4% and 14.0%, respectively, in the three months ended June 30. Regionally, Emerging Markets fared best during the second quarter, down 8.4%, followed by Japan (-10.1%), Canada (-10.5%) and the U.K. (-13.9%). The worst performing regions were Europe (-15.8%) and the Pacific Rim (-14.3%). In this environment, U.S. Treasuries were the "safe" investment of choice for many investors seeking to avoid riskier asset classes. The "flight to quality" pulled treasury yields down across all maturity periods. The Barclays Capital U.S.


                                  [LOGO] GE


       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

U.S. Equity Fund
----------------------------------------------------

Aggregate Bond Index returned 3.49% in the second quarter, while the Barclays Capital Global Aggregate Un-hedged Bond Index lost 0.04% over the same three-month period owing mainly to widening spreads in European peripheral countries and the declining euro.

Against a backdrop of weakening investor sentiment, financial markets posted disparate results for the six- and twelve-month periods ended June 30, 2010.

TOTAL RETURNS AS OF JUNE 30, 2010                            6-MONTH 12-MONTH
-----------------------------------------------------------------------------
U.S. equities (S&P 500 Index)                                  -6.7    14.4
Global equities (MSCI World Index)                             -9.8    10.2
International equities (MSCI EAFE Index)                      -13.2     5.9
Emerging Markets equities (MSCI EM Index)                      -6.2    23.2
Small-cap U.S. equities (Russell 2000 Index)                   -2.0    21.5
Mid-cap U.S. equities (Russell Mid Cap Index)                  -2.1    25.1
U.S. fixed income (Barclays Capital U.S. Aggregate Bond
 Index)                                                         5.3     9.5
U.S. short-term government fixed income (Barclays Capital
 1-3 Year U.S. Government Bond Index)                           1.9     2.9
U.S. tax-exempt income (Barclays Capital 10-Year U.S.
 Municipal Bond Index)                                          4.1     9.6
-----------------------------------------------------------------------------

OUTLOOK

In the face of the fiscal concerns throughout much of Europe and signs of slowing economic activity around the globe, the wall of worry has become exceedingly high for investors who want to see credible government budgets that balance fiscal austerity and economic growth. At the core of the uncertainty, in our view, is the issue of excessive borrowing, now afflicting sovereign markets and reminding us that the financial crisis is not yet over. Our economic view for the second half of 2010 still favors positive, albeit slow growth which we believe should keep interest rates at record lows for months to come. We also believe that the policy measures implemented in Europe will improve sentiment towards sovereign and bank debt over the balance of the year. But many challenges remain on the horizon, including the risk of fiscal policy, taxation and regulation missteps that could hamper the recovery. As a result, continued market volatility appears to be the one sure thing we can predict with certainty.

At GE Investments Funds, we are fully committed to helping you achieve your goals with smart proven strategies designed for long-term success. Today's uncertain environment is why we believe it is important for long-term investors to maintain a disciplined, diversified investment strategy consistent with their goals, time horizon and risk tolerance. While diversified portfolios are not immune to market downturns, history suggests they can put investors in a position to benefit from a return to better times.

Thank you for investing with GE Investments Funds.

Sincerely,

/s/ Michael J. Cosgrove

Michael J. Cosgrove

CHAIRMAN, GE INVESTMENTS FUNDS, INC.
AUGUST 2010

MIKE COSGROVE IS PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS AT GE ASSET MANAGEMENT. MR. COSGROVE ALSO SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER -- GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC.

       THIS DOES NOT CONSTITUTE A PART OF THE FUND'S SHAREHOLDER REPORT

GE Investments Funds, Inc.

U.S. Equity Fund

Semi-Annual Report
JUNE 30, 2010


[LOGO] GE

GE Investments Funds, Inc.

U.S. Equity Fund                          Contents
---------------------------------------------------



NOTES TO PERFORMANCE........................................  1

MANAGER REVIEW AND SCHEDULE OF INVESTMENTS..................  2

NOTES TO SCHEDULE OF INVESTMENTS............................ 10

FINANCIAL STATEMENTS

   Financial Highlights..................................... 11

   Statement of Assets and Liabilities...................... 12

   Statement of Operations.................................. 13

   Statements of Changes in Net Assets...................... 14

   Notes to Financial Statements............................ 15

ADDITIONAL INFORMATION...................................... 23

INVESTMENT TEAM............................................. 26

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

Notes to Performance                      June 30, 2010 (unaudited)
--------------------------------------------------------------------

Information on the following performance pages relating to the GE Investments U.S. Equity Fund (the "Fund") total returns and Schedule of Investments is unaudited. All other information, including the portfolio manager Q&A pages, is also unaudited.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund's total returns for all periods shown.

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call 800-493-3042 or visit the Fund's website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The S&P 500(R) Index is an unmanaged market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest. They do not reflect the actual cost of investing in the instruments that comprise the Index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. The Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

(C)2010 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.


--------------
GE INVESTMENT DISTRIBUTORS, INC., MEMBER OF FINRA & SIPC, IS THE PRINCIPAL UNDERWRITER AND DISTRIBUTOR OF THE GE INVESTMENT FUNDS, INC. AND A WHOLLY OWNED SUBSIDIARY OF GE ASSET MANAGEMENT INCORPORATED, THE INVESTMENT ADVISER OF THE FUND.

U.S. Equity Fund

--------------------------------------------------------------------------------

[PHOTO] George A. Bicher


GEORGE A. BICHER

[PHOTO] Stephen V. Gelhaus


STEPHEN V. GELHAUS

[PHOTO] Thomas R. Lincoln


THOMAS R. LINCOLN

[PHOTO] Paul C. Reinhardt


PAUL C. REINHARDT

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES GEORGE A. BICHER, PAUL C. REINHARDT, STEPHEN V. GELHAUS AND THOMAS R. LINCOLN. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. A SUB-PORTFOLIO REFERS TO THE PORTION OF THE FUND'S ASSETS THAT ARE ALLOCATED TO, AND MANAGED BY, A PARTICULAR PORTFOLIO MANAGER ON THE FUND'S PORTFOLIO MANAGEMENT TEAM. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS.

GEORGE A. BICHER IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. MR. BICHER IS DIRECTOR OF THE U.S. EQUITY RESEARCH TEAM AND A PORTFOLIO MANAGER FOR THE U.S. EQUITY FUND. MR. BICHER HAS HELD THE POSITION OF EQUITY RESEARCH ANALYST SINCE JOINING GE ASSET MANAGEMENT IN JUNE 2002. PRIOR TO JOINING GE ASSET MANAGEMENT, HE SERVED IN A NUMBER OF POSITIONS AT DEUTSCHE BANC ALEX BROWN SINCE 1994.

STEPHEN V. GELHAUS IS A VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A MEMBER OF THE PORTFOLIO MANAGEMENT TEAM FOR THE FUND SINCE JANUARY 2002.
MR. GELHAUS JOINED GE ASSET MANAGEMENT IN JUNE 1991 AND WAS A RESEARCH ANALYST IN THE U.S. EQUITIES GROUP FROM 1995 THROUGH 2001.

THOMAS R. LINCOLN IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS SERVED ON THE PORTFOLIO MANAGEMENT TEAM FOR THE FUND SINCE MAY 2007.
MR. LINCOLN JOINED GE ASSET MANAGEMENT IN 1994 AS A FINANCIAL ANALYST IN U.S. EQUITIES. MR. LINCOLN BECAME PART OF THE INVESTMENT MANAGEMENT TEAM FOR U.S. EQUITIES AT GE ASSET MANAGEMENT IN 1997 AND A PORTFOLIO MANAGER FOR U.S. EQUITIES IN 2003.

PAUL C. REINHARDT IS A SENIOR VICE PRESIDENT OF GE ASSET MANAGEMENT. HE HAS BEEN A PORTFOLIO MANAGER FOR THE FUND SINCE JANUARY 2001. MR. REINHARDT JOINED GE ASSET MANAGEMENT IN 1982 AS AN EQUITY ANALYST AND HAS BEEN A PORTFOLIO MANAGER SINCE 1987.

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND MORNINGSTAR PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010?

A. For the six-month period ended June 30, 2010, the U.S. Equity Fund returned -9.58% for Class 1 shares and -9.74% for Class 4 shares. The S&P 500 Index, the Fund's benchmark, returned -6.65%, and the Fund's Morningstar peer group of 465 US Insurance Large Blend funds returned an average of -7.01% for the same period.

Q. WHAT MARKET CONDITIONS IMPACTED THE FUND PERFORMANCE?

A. The six-months ended June 30, 2010 presented U.S. equity investors with an extremely challenging market environment, as the investment climate changed strikingly in the middle of the period. In the first three months, the U.S. and global economies continued their gradual recovery, which was, for the most part, reflected by further gains in U.S. stock prices. In this environment, the S&P 500 advanced over 5%. However, beginning in April concerns grew that Europe's debt crisis would halt the recovery, and the markets witnessed a rise in risk aversion. Stocks tumbled after reaching a peak in mid April, and defensively positioned sectors performed best. From April through June the S&P 500 declined over 11%.

   In the six-month period, telecommunication and utilities stocks went from being the worst performers, to the best performing sectors in the S&P 500. Similarly, the performance of financials stocks flip-flopped as the mood turned from euphoria to fear: financials made double-digit gains (+11%) in the first three months of the period, and double digit losses (-13%) from April 1 through June 30. Concerns surrounding financial sector reform and the Goldman Sachs civil fraud suit also pressured the sector. All the while, U.S. central bank reassurances that interest rates would remain low and improving corporate

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   earnings worked to pare U.S. equity losses in the second half of the period.

   In the end, every single S&P 500 sector declined during the half-year period, with the worst returns among the materials (-13%), energy (-12%) and technology (-11%) sectors. Materials and energy were affected by growth concerns, a strengthening dollar which weighed on commodities and the catastrophic BP oil well explosion in the Gulf of Mexico. The industrials (-1%), consumer discretionary (-2%) and consumer staples (-3%) sectors held up the best in the schizophrenic market environment. In general, small cap companies outperformed large caps, with S&P 500 stocks below $3 billion in market cap returning -0.6% versus returns of -8% for stocks over $10 billion in market cap.

Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. After last year's significant outperformance, an investment environment largely favoring small cap, low quality companies challenged performance in the first half of this year -- as the Fund remained focused on large cap, high quality companies. Financials and technology were the key sectors which caused the Fund to lag. In financials, 22% declines in both State Street and Goldman Sachs weighed on returns. State Street rallied approximately 11% through April 12/th/ this year, but suffered a significant decline on weak first quarter earnings and guidance. Goldman Sachs plunged on news of the SEC fraud allegations that emerged in April. We continued to hold Goldman at the end of first half of 2010, although we trimmed the position, as we believed that the next catalyst for Goldman could be a settlement, and that its fundamentals and market leadership were not broken.

   Amid fears that the economic recovery was losing steam, quality tech companies lagged, including Qualcomm (-28% as it struggled with guidance tied to the economy), Research in Motion (-27% on concern it would lose share to Apple) and Microsoft (-24% as a tech bellwether vulnerable to economic slowdown fears). A slight underweight position in Apple (+19% and one of the period's top-performing S&P 500 stocks) also weighed on returns, although we added to our position. We maintained our long-term conviction in each of the companies mentioned, and took advantage of weakness to add to our holdings in these quality tech stocks.

   Two other individual holdings created significant performance drags:
   Transocean (-30%) and Monsanto (-43%). Deepwater oil drilling contractor Transocean declined after the accident in the Gulf of Mexico. While we do not believe Transocean was responsible for the disaster, it leased the Deepwater Horizon to BP and performed services on the rig. We sold our position in Transocean, finding it difficult to quantify the risks going forward. Monsanto endured weakness in its Round-Up herbicide business amid a flood of cheap Chinese generics in the market. We continued to hold Monsanto, however, for the impressive pipeline of technologies in its genetically modified seeds/traits business -- historically a more significant earnings driver.

   On the positive side, the Fund's telecom, consumer staples and utilities holdings added to relative returns, although the top-performing individual Fund holding was a technology company, Baidu (+66%). The dominant Chinese Internet search engine rallied as it took share from Google amid a tousle with the Chinese government over censorship. In telecom, NII Holdings rallied 38% intra-period as the company sold a 30% stake in its Mexican wireless unit for $1.4 billion. Although regulatory headwinds sent Nextel International down 3% for the period, it still contributed positively to relative returns. PepsiCo (+2%) was the standout consumer staples performer, and Dominion Resources (+2%) drove outperformance in utilities. Other key contributors included Express Scripts (+9%) and Resmed (+16%).

Q. WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. No. Our process remained consistent as we continued to seek large cap, high quality companies that we felt had the potential to survive and grow market share during a slow, gradual recovery. We continued to emphasize companies with strong balance sheets and earnings stability, over more cyclical or leveraged opportunities. We added to consumer staples, initiating a position in Kellogg, and increasing our holdings in Kraft, Archer Daniels Midland and Clorox. We also added to health care, purchasing Omnicare, a leading provider of pharmaceutical care for the elderly, and adding to our holdings in Medtronic, Life Technologies and Johnson & Johnson. We increased our underweight in consumer discretionary and became underweight in energy, due to our

U.S. Equity Fund

--------------------------------------------------------------------------------

                                    [GRAPHIC]


   Transocean elimination and trims of Marathon Oil and Chevron. At June 30, 2010, the Fund's largest overweights were in technology and health care, and the largest underweights were in industrials, consumer discretionary and consumer staples.

   Valuations for many companies remain attractive, even after the strong rebound that began a year ago in March 2009. As the slow growth recovery continues, we believe that market share winners with strong balance sheets and management teams can survive, and have the potential to outperform. Amid changing market conditions in the past six months, we have maintained our bottom-up stock selection approach with focus on a long-term investment horizon.

U.S. Equity Fund

--------------------------------------------------------------------------------

                                             Understanding Your Fund's Expenses

As a shareholder of the Fund, you incur ongoing fees and expenses, which include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses Paid During Period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table for both "Actual" and "Hypothetical" do not reflect any transaction costs, such as sales charges or redemption fees. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

JANUARY 1, 2010 - JUNE 30, 2010

----------------------------------------------------------------------------------------------
                         ACCOUNT VALUE AT THE     ACCOUNT VALUE AT THE      EXPENSES PAID
                      BEGINNING OF THE PERIOD ($) END OF THE PERIOD ($) DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                   904.21                 3.82
    Class 4                    1,000.00                   902.56                 5.76
----------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------
    Class 1                    1,000.00                 1,020.56                 4.06
    Class 4                    1,000.00                 1,018.57                 6.11
----------------------------------------------------------------------------------------------

 *EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.81% FOR CLASS
  1 SHARES AND 1.22% FOR CLASS 4 SHARES (FOR THE PERIOD JANUARY 1, 2010 - JUNE 30, 2010), MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).
**ACTUAL FUND RETURNS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2010 WERE AS
  FOLLOWS: -9.58% FOR CLASS 1 SHARES, AND -9.74% FOR CLASS 4 SHARES. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

U.S. Equity Fund                                   (unaudited)
---------------------------------------------------------------

 CHANGE IN VALUE OF A $10,000 INVESTMENT

CLASS 1 SHARES
--------------------------------------------------------------------------------

                       [CHART]

                U.S. Equity Fund     S&P 500 Index
                 ---------------    -------------
Jun  1, 2000         10,000.00       10,000.00
Dec  1, 2000          9,917.45        9,123.06
Dec  1, 2001          9,077.14        8,036.32
Dec  1, 2002          7,328.63        6,260.14
Dec  1, 2003          9,034.41        8,058.57
Dec  1, 2004          9,772.19        8,935.45
Dec  1, 2005         10,017.37        9,374.94
Dec  1, 2006         11,632.35       10,855.47
Dec  1, 2007         12,564.10       11,452.03
Dec  1, 2008          8,034.19        7,215.03
Dec  1, 2009         10,575.13        9,124.45
Jun  1, 2010          9,562.12        8,517.29

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 1 SHARES (Inception date: 1/3/95)
--------------------------------------------------------------------------------

                            SIX    ONE    FIVE   TEN     ENDING VALUE OF A
                          MONTHS+  YEAR   YEAR   YEAR  $10,000 INVESTMENT/(A)/
  ----------------------------------------------------------------------------
  U.S. Equity Fund        -9.58%   7.82% -0.19% -0.45%         9,562
  ----------------------------------------------------------------------------
  S&P 500 Index           -6.65%  14.43% -0.79% -1.59%         8,517
  ----------------------------------------------------------------------------
  Morningstar peer group
   average*               -7.01%  13.44% -0.98% -1.60%
  ----------------------------------------------------------------------------

CLASS 4 SHARES
--------------------------------------------------------------------------------

                             [CHART]

                U.S. Equity Fund    S&P 500 Index
                ---------------     -------------
May  1,2008         10,000.00          10,000.00
Jun  1,2008          9,303.51           9,275.57
Sep  1,2008          8,626.84           8,499.21
Dec  1,2008          6,574.78           6,634.20
Mar  1,2009          6,103.69           5,903.65
Jun  1,2009          7,241.92           6,844.05
Sep  1,2009          8,260.18           7,912.13
Dec  1,2009          8,616.08           8,389.91
Mar  1,2010          9,013.75           8,841.83
Jun  1,2010          7,776.57           7,831.63

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2010
--------------------------------------------------------------------------------
CLASS 4 SHARES (Inception date: 5/1/08)
--------------------------------------------------------------------------------

                                   SIX    ONE     SINCE     ENDING VALUE OF A
                                 MONTHS+  YEAR  INCEPTION $10,000 INVESTMENT/(A)/
---------------------------------------------------------------------------------
U.S. Equity Fund                 -9.74%   7.38%  -10.96%          7,777
---------------------------------------------------------------------------------
S&P 500 Index                    -6.65%  14.43%  -10.68%          7,832
---------------------------------------------------------------------------------
Morningstar peer group average*  -7.01%  13.44%
---------------------------------------------------------------------------------

INVESTMENT PROFILE                                                   [GRAPHIC]

A mutual fund designed for
investors who seek long-term
growth of capital by investing at
least 80% of its net assets under
normal circumstances in common and
preferred stocks and other types
of equity securities of issuers
that are tied economically to the
U.S.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2010++ as a % of Market Value

--------------------------------------------------------------------------------
Market Value of $34,431 (in thousands)

                   [CHART]

Information Technology         21.4%
Financials                     14.6%
Healthcare                     13.8%
Energy                         10.0%
Consumer Staples                9.6%
Consumer Discretionary          7.9%
Industrials                     7.8%
Short-Term Investments          5.3%
Materials                       4.1%
Telecommunication Services      3.0%
Utilities                       2.5%
Other Investments               0.0%**



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2010++
as a % of Market Value

--------------------------------------------------------------------------------

                      PepsiCo, Inc.                 3.17%
                      -----------------------------------
                      Microsoft Corp.               3.04%
                      -----------------------------------
                      Amgen Inc.                    2.68%
                      -----------------------------------
                      Cisco Systems, Inc.           2.30%
                      -----------------------------------
                      Exxon Mobil Corp.             2.27%
                      -----------------------------------
                      Schlumberger Ltd.             2.08%
                      -----------------------------------
                      QUALCOMM Inc.                 1.98%
                      -----------------------------------
                      The Procter & Gamble Co.      1.92%
                      -----------------------------------
                      Bank of America Corp.         1.89%
                      -----------------------------------
                      The Goldman Sachs Group, Inc  1.87%
                      -----------------------------------

(A)ENDING VALUE OF A $10,000 INVESTMENT FOR THE TEN-YEAR PERIOD OR SINCE INCEPTION, WHICHEVER IS LESS.
* MORNINGSTAR PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE SIX MONTHS, ONE YEAR, FIVE YEAR AND TEN YEAR PERIODS INDICATED IN THE U.S. INSURANCE LARGE BLEND PEER GROUP CONSISTING OF 465,461,394 AND 298 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.
**LESS THAN 0.05%.
+ TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2010 IS NOT ANNUALIZED.
++THE SECURITIES INFORMATION REGARDING HOLDINGS, ALLOCATIONS AND OTHER
  CHARACTERISTICS ARE PRESENTED TO ILLUSTRATE EXAMPLES OF SECURITIES THAT THE FUND HAS BOUGHT AND THE DIVERSITY OF AREAS IN WHICH THE FUND MAY INVEST AS OF A PARTICULAR DATE. IT MAY NOT BE REPRESENTATIVE OF THE FUND'S CURRENT OR FUTURE INVESTMENTS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL A PARTICULAR SECURITY.
SEE NOTES TO PERFORMANCE ON PAGE 1 FOR FURTHER INFORMATION, INCLUDING AN EXPLANATION OF MORNINGSTAR PEER CATEGORIES.
PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE. THE PERFORMANCE SHOWN IN THE GRAPHS AND TABLES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND

Schedule of Investments                   June 30, 2010 (unaudited)
--------------------------------------------------------------------

                                U.S. EQUITY FUND


                                               NUMBER
                                            OF SHARES       VALUE
        COMMON STOCK -- 93.4% +
        ----------------------------------------------------------------

        AEROSPACE & DEFENSE -- 3.0%

        CAE Inc............................ 18,843    $   163,667
        Hexcel Corp........................  6,183         95,898 /(a)/
        Honeywell International Inc........ 10,079        393,383
        ITT Corp...........................  2,018         90,649
        Rockwell Collins Inc...............  2,394        127,193
        United Technologies Corp...........  2,565        166,494
                                                        1,037,284

        BEVERAGES -- 3.4%

        Molson Coors Brewing Co............  1,552         65,743
        PepsiCo Inc........................ 17,880      1,089,786
                                                        1,155,529

        BIOTECHNOLOGY -- 4.4%

        Amgen Inc.......................... 17,537        922,446 /(a)/
        Gilead Sciences Inc................ 17,044        584,268 /(a)/
                                                        1,506,714

        CAPITAL MARKETS -- 5.1%

        Ameriprise Financial Inc...........  4,347        157,057
        Invesco Ltd........................  2,717         45,727
        Morgan Stanley.....................  3,415         79,262
        State Street Corp.................. 16,933        572,674 /(c)/
        The Bank of New York Mellon Corp...  7,606        187,792
        The Charles Schwab Corp............  5,410         76,714
        The Goldman Sachs Group Inc........  4,904        643,748
                                                        1,762,974

        CHEMICALS -- 2.3%

        Monsanto Co........................  6,112        282,497
        Potash Corp of Saskatchewan Inc....  1,436        123,841
        Praxair Inc........................  4,721        358,749
        The Mosaic Co......................    942         36,719
                                                          801,806

        COMMERCIAL BANKS -- 0.8%

        Regions Financial Corp............. 14,768         97,173
        US Bancorp.........................  4,269         95,412
        Wells Fargo & Co...................  3,014         77,158
                                                          269,743

        COMMERCIAL SERVICES & SUPPLIES -- 1.0%

        Corrections Corporation of America.  7,093        135,334 /(a)/
        Iron Mountain Inc..................  8,647        194,212
                                                          329,546

                                              NUMBER
                                           OF SHARES       VALUE

          COMMUNICATIONS EQUIPMENT -- 5.4%

          Cisco Systems Inc............... 37,197    $   792,668 /(a)/
          QUALCOMM Inc.................... 20,788        682,678
          Research In Motion Ltd..........  7,410        365,017 /(a)/
                                                       1,840,363

          COMPUTERS & PERIPHERALS -- 2.9%

          Apple Inc.......................  2,119        532,992 /(a)/
          Hewlett-Packard Co.............. 10,515        455,089
                                                         988,081

          CONSUMER FINANCE -- 0.3%

          Capital One Financial Corp......  2,894        116,628

          DIVERSIFIED FINANCIAL SERVICES -- 5.1%

          Bank of America Corp............ 45,238        650,070
          CME Group Inc...................  1,784        502,285
          JPMorgan Chase & Co............. 16,052        587,664
                                                       1,740,019

          DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%

          AT&T Inc........................  7,956        192,456
          Verizon Communications Inc......  3,493         97,874
                                                         290,330

          ELECTRIC UTILITIES -- 1.7%

          Edison International............  4,657        147,720
          Entergy Corp....................  1,669        119,534
          ITC Holdings Corp...............    617         32,645
          NextEra Energy Inc..............  2,726        132,920
          Northeast Utilities.............  6,380        162,562
                                                         595,381

          ELECTRICAL EQUIPMENT -- 0.2%

          ABB Ltd. ADR....................  3,709         64,092

          ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.2%

          Corning Inc.....................  5,045         81,477

          ENERGY EQUIPMENT & SERVICES -- 2.4%

          Halliburton Co..................  1,940         47,627
          National Oilwell Varco Inc......  1,109         36,675
          Schlumberger Ltd................ 12,952        716,764
          Weatherford International Ltd...  1,584         20,814 /(a)/
                                                         821,880

          FOOD & STAPLES RETAILING -- 0.4%

          Safeway Inc.....................  3,105         61,044
          Sysco Corp......................  2,364         67,539
                                                         128,583

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                   June 30, 2010 (unaudited)
--------------------------------------------------------------------


                                             NUMBER
                                          OF SHARES       VALUE

          FOOD PRODUCTS -- 2.6%

          Archer-Daniels-Midland Co......  8,280    $   213,790
          Kellogg Co.....................  2,320        116,696
          Kraft Foods Inc................ 13,185        369,180
          McCormick & Company Inc........  3,246        123,218
          Nestle S.A. ADR................  1,552         74,868
                                                        897,752

          HEALTHCARE EQUIPMENT & SUPPLIES -- 3.8%

          Baxter International Inc.......  3,291        133,746
          Becton Dickinson and Co........  1,863        125,976
          Covidien PLC................... 11,945        479,950
          Hologic Inc....................  4,453         62,030 /(a)/
          Medtronic Inc..................  6,940        251,714
          ResMed Inc.....................  4,250        258,442 /(a)/
                                                      1,311,858

          HEALTHCARE PROVIDERS & SERVICES -- 2.2%

          Cardinal Health Inc............  3,338        112,190
          Express Scripts Inc............  9,857        463,476 /(a)/
          McKesson Corp..................    931         62,526
          Omnicare Inc...................  4,657        110,371
                                                        748,563

          HOTELS, RESTAURANTS & LEISURE -- 0.4%

          Carnival Corp..................  4,845        146,513

          HOUSEHOLD DURABLES -- 0.1%

          MDC Holdings Inc...............    860         23,177

          HOUSEHOLD PRODUCTS -- 2.6%

          Clorox Co......................  3,532        219,549
          The Procter & Gamble Co........ 11,017        660,800
                                                        880,349

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 0.1%

          Calpine Corp...................  3,565         45,347 /(a)/

          INDUSTRIAL CONGLOMERATES -- 0.2%

          Siemens AG ADR.................    614         54,971

          INSURANCE -- 2.7%

          ACE Ltd........................  3,881        199,794
          Aflac Inc......................  3,880        165,560
          AON Corp.......................  2,173         80,662
          PartnerRe Ltd..................  1,098         77,014
          Principal Financial Group Inc..  5,123        120,083
          Prudential Financial Inc.......  5,187        278,334
                                                        921,447

                                                NUMBER
                                             OF SHARES       VALUE

      INTERNET SOFTWARE & SERVICES -- 1.8%

      Baidu Inc. ADR........................  5,090    $   346,527 /(a)/
      Google Inc............................    588        261,631 /(a)/
                                                           608,158

      IT SERVICES -- 4.8%

      Cognizant Technology Solutions Corp...  2,156        107,929 /(a)/
      International Business Machines Corp..  5,118        631,971
      The Western Union Co.................. 30,228        450,699
      Visa Inc..............................  6,658        471,054
                                                         1,661,653

      LIFE SCIENCES TOOLS & SERVICES -- 1.1%

      Life Technologies Corp................  3,919        185,173 /(a)/
      Thermo Fisher Scientific Inc..........  4,090        200,614 /(a)/
                                                           385,787

      MACHINERY -- 1.3%

      Cummins Inc...........................  1,140         74,248
      Deere & Co............................  3,027        168,543
      Eaton Corp............................  1,854        121,326
      Navistar International Corp...........  1,429         70,307 /(a)/
                                                           434,424

      MEDIA -- 4.2%

      DIRECTV...............................  6,677        226,484 /(a)/
      Liberty Global Inc....................  5,300        137,747 /(a)/
      News Corp.............................  4,265         51,009
      Omnicom Group Inc..................... 14,292        490,216
      The Walt Disney Co....................  5,821        183,361
      Time Warner Inc....................... 11,823        341,803
                                                         1,430,620

      METALS & MINING -- 1.6%

      Allegheny Technologies Inc............  8,351        369,031
      Barrick Gold Corp.....................  2,329        105,760
      Freeport-McMoRan Copper & Gold Inc....  1,475         87,217
                                                           562,008

      MULTILINE RETAIL -- 1.1%

      Kohl's Corp...........................  1,014         48,165 /(a)/
      Target Corp...........................  6,607        324,866
                                                           373,031

      MULTI-UTILITIES -- 0.6%

      Dominion Resources Inc................  5,433        210,474

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

U.S. EQUITY FUND

Schedule of Investments                            June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


                                               NUMBER
                                            OF SHARES       VALUE

        OIL, GAS & CONSUMABLE FUELS -- 7.7%

        Apache Corp........................  2,926    $   246,340
        Chesapeake Energy Corp.............  1,783         37,354
        Chevron Corp.......................  4,114        279,176
        Devon Energy Corp..................  2,445        148,949
        El Paso Corp.......................  6,954         77,259
        Exxon Mobil Corp................... 13,704        782,087 /(d)/
        Marathon Oil Corp..................  6,986        217,195
        Occidental Petroleum Corp..........  3,272        252,435
        Southwestern Energy Co.............  4,963        191,770 /(a)/
        Suncor Energy Inc.................. 13,633        401,356
                                                        2,633,921

        PAPER & FOREST PRODUCTS -- 0.1%

        Weyerhaeuser Co....................  1,358         47,802

        PERSONAL PRODUCTS -- 0.1%

        Avon Products Inc..................    928         24,592

        PHARMACEUTICALS -- 2.3%

        Abbott Laboratories................    990         46,312
        Bristol-Myers Squibb Co............ 11,617        289,728
        Johnson & Johnson..................  5,610        331,327
        Pfizer Inc.........................  9,702        138,351
                                                          805,718

        REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.3%

        CB Richard Ellis Group Inc.........  8,443        114,909 /(a)/

        ROAD & RAIL -- 0.9%

        Union Pacific Corp.................  4,325        300,631

        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.7%

        Intel Corp......................... 23,988        466,567
        KLA-Tencor Corp....................  2,523         70,341
        Microchip Technology Inc...........  2,134         59,197
        NVIDIA Corp........................  1,552         15,846 /(a)/
        Taiwan Semiconductor Manufacturing
         Company Ltd. ADR..................  8,926         87,118
        Texas Instruments Inc..............  9,390        218,599
                                                          917,668

        SOFTWARE -- 3.7%

        Microsoft Corp..................... 45,443      1,045,643 /(d)/
        Oracle Corp........................  9,811        210,544
                                                        1,256,187

        SPECIALTY RETAIL -- 2.2%

        Bed Bath & Beyond Inc..............  4,977        184,547 /(a)/
        Lowe's Companies Inc............... 27,545        562,469
                                                          747,016

                                             NUMBER
                                          OF SHARES        VALUE

      TOBACCO -- 0.6%

      Altria Group Inc...................  1,188    $    23,808
      Philip Morris International Inc....  4,075        186,798
                                                        210,606

      WIRELESS TELECOMMUNICATION SERVICES -- 2.2%

      American Tower Corp................  4,707        209,461    /(a)/
      NII Holdings Inc................... 16,689        542,726    /(a)/
                                                        752,187

      TOTAL COMMON STOCK
       (COST $32,829,396)................            32,037,799

      -------------------------------------------------------------------
      EXCHANGE TRADED FUNDS -- 1.6%
      -------------------------------------------------------------------

      Financial Select Sector SPDR Fund..  8,307        114,720    /(f)/
      Industrial Select Sector SPDR Fund. 16,426        450,894    /(f)/

      TOTAL EXCHANGE TRADED FUNDS
       (COST $703,161)...................               565,614

      -------------------------------------------------------------------
      OTHER INVESTMENTS -- 0.0%*
      -------------------------------------------------------------------
      GEI Investment Fund
       (COST $10,156)....................                 8,836    /(e)/

      TOTAL INVESTMENTS IN SECURITIES
       (COST $33,542,713)................            32,612,249

      -------------------------------------------------------------------
      SHORT-TERM INVESTMENTS -- 5.3%
      -------------------------------------------------------------------
      GE Money Market Fund Institutional
       Class 0.05%
       (COST $1,819,160).................             1,819,160  /(b,e)/

      TOTAL INVESTMENTS
       (COST $35,361,873)................            34,431,409

      LIABILITIES IN EXCESS OF OTHER
       ASSETS, NET -- (0.3)%.............              (109,317)
                                                    -----------

      NET ASSETS -- 100.0%...............           $34,322,092
                                                    ===========

                                  --------------------------
                                  OTHER INFORMATION
                                  --------------------------

The Fund had the following long futures contracts open at June 30, 2010 (unaudited):

                                        NUMBER   CURRENT
                          EXPIRATION      OF     NOTIONAL   UNREALIZED
        DESCRIPTION          DATE      CONTRACTS  VALUE   (DEPRECIATION)
        ----------------------------------------------------------------
        S&P 500 EMini
         Index Futures  September 2010    13     $667,290    $(38,666)

See Notes to Schedule of Investments on page 10 and Notes to Financial Statements on page 15.

Notes to Schedule of Investments                   June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities information regarding holdings, allocations and other characteristics are presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund's current or future investments and should not be construed as a recommendation to purchase or sell a particular security. Please see the Fund's prospectus for complete descriptons of investment objective, policies, risks and permissible investments.

(a)Non-income producing security.

(b)Coupon amount represents effective yield.

(c)State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(d)At June 30, 2010, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(e)GE Asset Management, the investment adviser of the Fund, also serves as investment adviser of the GEI Investment Fund and the GE Funds-GE Money Market Fund

(f)Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

*  Less than 0.05%.

+  Percentages are based on net assets as of June 30, 2010.

Abbreviations:


ADR   American Depository Receipt

SPDR  Standard & Poors Depository Receipts

TBA   To be announced

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                  -------------------------------------------------------------------  -------------------------
                                                               CLASS 1                                                 CLASS 4
                                  -------------------------------------------------------------------  -------------------------
                                    6/30/10+     12/31/09     12/31/08    12/31/07 12/31/06 12/31/05     6/30/10+    12/31/09
                                  -------------------------------------------------------------------  --------------------------
INCEPTION DATE                                                                               1/3/95
Net asset value, beginning of
 period..........................  $29.23       $22.44        $36.41       $39.02    $34.06  $33.61     $29.25       $22.47
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income..........    0.10         0.30          0.37         0.45      0.53    0.39     (0.12)         0.03
  Net realized and unrealized
   gains/(losses) on
   investments...................  (2.90)         6.80       (13.52)         2.70      4.96    0.46     (2.73)         6.95
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........  (2.80)         7.10       (13.15)         3.15      5.49    0.85     (2.85)         6.98
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........      --         0.31          0.36         0.44      0.53    0.40         --         0.20
  Net realized gains.............      --         0.00          0.46         5.32        --      --         --         0.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS..............      --         0.31          0.82         5.76      0.53    0.40         --         0.20
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of
 period..........................  $26.43       $29.23        $22.44       $36.41    $39.02  $34.06     $26.40       $29.25
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN/(A)/................ (9.58)%       31.63%      (36.05)%        8.01%    16.12%   2.51%    (9.74)%       31.05%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................ $34,314      $41,792       $37,917      $77,777  $101,885 $98,883         $8           $9
  Ratios to average net assets:
    Net investment income*.......   0.68%        1.11%         1.03%        0.94%     1.43%   1.06%      0.27%        0.68%
    Net Expenses*................   0.81%/(b)/   0.86%/(b)/    0.72%/(b)/   0.66%     0.63%   0.63%      1.22%/(b)/   1.31%/(b)/
    Gross Expenses*..............   0.81%        0.86%         0.72%        0.66%     0.63%   0.63%      1.23%        1.31%
  Portfolio turnover rate........     20%          46%           56%          55%       45%     40%        20%          46%

                                  --------------

                                  --------------
                                    12/31/08
                                  -------------
INCEPTION DATE                      5/1/08
Net asset value, beginning of
 period..........................   $35.32
INCOME/(LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income..........     0.15**
  Net realized and unrealized
   gains/(losses) on
   investments...................  (12.26)
-----------------------------------------------
TOTAL INCOME/(LOSS) FROM
 INVESTMENT OPERATIONS...........  (12.11)
-----------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income..........     0.28
  Net realized gains.............     0.46
-----------------------------------------------
TOTAL DISTRIBUTIONS..............     0.74
-----------------------------------------------
Net asset value, end of
 period..........................   $22.47
-----------------------------------------------
TOTAL RETURN/(A)/................ (34.25)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (in thousands)................       $7
  Ratios to average net assets:
    Net investment income*.......    0.74%
    Net Expenses*................    1.17%/(b)/
    Gross Expenses*..............    1.17%
  Portfolio turnover rate........      56%

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a)Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)Reflects GE Asset Management's waiver of a portion of the Fund's management fee in an amount equal to the management fee earned by GE Asset Management with respect to the Fund's investment in the GE Funds -- GE Money Market Fund. Excluding waiver, the expense ratios would be unchanged.
*  Annualized for periods less than one year.
** Per share values have been calculated using the average share method.
+  Unaudited.

See Notes to Financial Statements.

Statement of Assets and Liabilities JUNE 30, 2010 (UNAUDITED)              U.S.
                                                                          EQUITY
                                                                           FUND
------------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market (cost $33,532,557)............. $ 32,603,413
  Investments in affiliated securities, at market (cost $10,156)......        8,836
  Short-term affiliated investments (at amortized cost)...............    1,819,160
  Foreign cash (cost $464)............................................          459
  Receivable for investments sold.....................................       14,116
  Income receivables..................................................       27,724
  Receivable for fund shares sold.....................................        8,233
------------------------------------------------------------------------------------
    TOTAL ASSETS......................................................   34,481,941
------------------------------------------------------------------------------------

LIABILITIES
  Payable to GEAM.....................................................       16,520
  Accrued other expenses..............................................      137,674
  Variation margin payable............................................        5,655
------------------------------------------------------------------------------------
    TOTAL LIABILITIES.................................................      159,849
------------------------------------------------------------------------------------
NET ASSETS............................................................ $ 34,322,092
------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
  Capital paid in.....................................................   46,167,352
  Undistributed (distribution in excess of) net investment income.....      139,154
  Accumulated net realized gain (loss)................................  (11,015,279)
  Net unrealized appreciation/(depreciation) on:
    Investments.......................................................     (930,464)
    Futures...........................................................      (38,666)
    Foreign currency related transactions.............................           (5)
------------------------------------------------------------------------------------
NET ASSETS............................................................ $ 34,322,092
------------------------------------------------------------------------------------

CLASS 1:

NET ASSETS............................................................ $ 34,314,317
Shares outstanding ($0.01 par value; unlimited shares authorized).....    1,298,208
Net asset value per share.............................................       $26.43

CLASS 4:

NET ASSETS............................................................ $      7,775
Shares outstanding ($0.01 par value; unlimited shares authorized).....          295
Net asset value per share.............................................       $26.40

See Notes to Financial Statements.

Statement of Operations                                                      U.S.
FOR THE SIX MONTHS ENDED JUNE 30, 2010 (UNAUDITED)                          EQUITY
                                                                             FUND
-------------------------------------------------------------------------------------

INVESTMENT INCOME
  INCOME:
    Dividend............................................................ $   290,521
    Interest............................................................       7,160
    Interest from affiliated investments................................          46
    Less: Foreign taxes withheld........................................      (1,346)
-------------------------------------------------------------------------------------
  TOTAL INCOME..........................................................     296,381
-------------------------------------------------------------------------------------

  EXPENSES:
    Advisory and administrative fees....................................     109,854
    Distributors Fees (Note 6)
      Class 4...........................................................          19
    Transfer agent......................................................       8,951
    Director's fees.....................................................         692
    Custody and accounting expenses.....................................      24,791
    Professional fees...................................................      10,109
    Registration expenses...............................................       1,174
    Other expenses......................................................       5,772
-------------------------------------------------------------------------------------
  TOTAL EXPENSES BEFORE WAIVER AND REIMBURSEMENT........................     161,362
-------------------------------------------------------------------------------------
    Less: Expenses reimbursed by the adviser............................        (954)
-------------------------------------------------------------------------------------
    Net expenses........................................................     160,408
-------------------------------------------------------------------------------------
  NET INVESTMENT INCOME.................................................     135,973
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

    REALIZED GAIN (LOSS) ON:
      Investments.......................................................     211,440
      Futures...........................................................      75,920
      Foreign currency transactions.....................................        (126)

    INCREASE (DECREASE) IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Investments.......................................................  (3,964,893)
      Futures...........................................................     (39,128)
      Foreign currency transactions.....................................          (5)
-------------------------------------------------------------------------------------
    Net realized and unrealized gain (loss) on investments..............  (3,716,792)
-------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....... $(3,580,819)
-------------------------------------------------------------------------------------

See Notes to Financial Statements.

Statements of                                                                                        U.S.
Changes in Net Assets                                                                               EQUITY
                                                                                                     FUND
----------------------------------------------------------------------------------------------------------------------
                                                                                         SIX MONTHS ENDED  YEAR ENDED
                                                                                          JUNE 30, 2010   DECEMBER 31,
                                                                                           (UNAUDITED)        2009
----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investments income (loss).......................................................   $   135,973    $   423,730
    Net realized gain (loss) on investments, futures and foreign currency transactions..       287,234     (6,358,263)
    Net increase (decrease) in unrealized appreciation/(depreciation) on investments,
      futures and foreign currency transactions.........................................    (4,004,026)    16,408,296
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from operations.............................................    (3,580,819)    10,473,763
----------------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income
      Class 1...........................................................................            --       (439,224)
      Class 4...........................................................................            --            (58)
----------------------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS...................................................................            --       (439,282)
----------------------------------------------------------------------------------------------------------------------
  Increase (decrease) in net assets from operations and distributions...................    (3,580,819)    10,034,481
----------------------------------------------------------------------------------------------------------------------
  SHARE TRANSACTIONS:
    Proceeds from sale of shares
      Class 1...........................................................................       144,174        798,549
      Class 4...........................................................................            --             --
    Value of distributions reinvested
      Class 1...........................................................................            --        439,224
      Class 4...........................................................................            --             58
    Cost of shares redeemed
      Class 1...........................................................................    (4,041,480)    (7,396,085)
      Class 4...........................................................................            --             --
----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from share transactions.....................................    (3,897,306)    (6,158,254)
----------------------------------------------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS...............................................    (7,478,125)     3,876,227

NET ASSETS
  Beginning of period...................................................................    41,800,217     37,923,990
----------------------------------------------------------------------------------------------------------------------
  End of period.........................................................................   $34,322,092    $41,800,217
----------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT INCOME, END OF PERIOD..........   $   139,154    $     3,181
----------------------------------------------------------------------------------------------------------------------

CHANGES IN FUND SHARES

CLASS 1
Shares sold.............................................................................         4,856         30,844
Issued for distributions reinvested.....................................................            --         14,889
Shares redeemed.........................................................................      (136,326)      (305,851)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..................................................      (131,470)      (260,118)
----------------------------------------------------------------------------------------------------------------------

CLASS 4
Shares sold.............................................................................            --             --
Issued for distributions reinvested.....................................................            --              2
Shares redeemed.........................................................................            --             --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares..................................................            --              2
----------------------------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

1. ORGANIZATION OF THE COMPANY

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is composed of fourteen investment portfolios (collectively the "Funds"), although only the following eleven are currently being offered: U.S. Equity Fund, (the "Fund") S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Mid-Cap Equity Fund, Small-Cap Equity Fund, International Equity Fund, Total Return Fund, Income Fund, Money Market Fund and Real Estate Securities Fund.

Shares of the Fund of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of the Fund.

The Company offers two share classes (Class 1 and Class 4) of the Fund as investment options for variable life insurance and variable annuity contracts. Class 4 shares were first offered on May 1, 2008, and Fund shares outstanding prior to May 1, 2008 were designated as Class 1 shares. Each share class has different fees and expenses, and as a result, each share class will have different share price and performance. Not all variable contracts offer both share classes of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION AND TRANSACTIONS

References to Level 1, Level 2 and Level 3 below are the level classifications in the fair value hierarchy and are described in the Fair Value Measurements section.

The Fund's portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sales price on the primary market in which they are traded. Portfolio securities listed on the NASDAQ are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Level 1 securities primarily include exchange-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid as reported by an independent pricing service. Values obtained from pricing services are based on various factors such as market transactions, dealer supplied valuations , security characteristics and other market data. These securities are included in Level 2. In the absence of a reliable price from such a pricing service, debt securities may be valued based on dealer supplied valuations or quotations and would be classified in Level 3.

Short-term investments of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are valued on the basis of amortized cost, which approximates market value and these would be classified in Level 2.

The Fund's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last reported bid price and these are also included in Level 2.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund's Board of Directors that are designed to establish its "fair" value. These securities would be classified in Level 3. Those procedures require that the fair value of a security be established by the fair valuation committee. The fair valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. In those

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price.

GEAM may also separately monitor portfolio securities and, consistent with the Fund's fair value procedures, apply a different value to a portfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service. In those circumstances the Fund classifies the investment securities in Level 3. Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which the Fund could sell the affected portfolio security.

Portfolio securities may be valued using techniques other than market quotations, under the circumstances described under above. The value established for a portfolio security may be different than what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

All assets and liabilities of the Fund that are initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern time. Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes. The Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among each the Fund's respective share classes based upon the relative net assets of each share class.

FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 1, 2008 for all financial instruments accounted for at fair value.

For financial assets and liabilities, fair value is the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction with a market participant at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

   Level 1 -- Quoted prices for identical investments in active markets.

   Level 2 -- Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

   Level 3 -- Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

When available, the Fund uses quoted market prices to determine the fair value of investment securities, and they are included in Level 1. Level 1 securities primarily include publicly-traded equity securities.

When quoted market prices are unobservable, pricing information is obtained from an independent pricing vendor. The pricing vendor uses various pricing models for each asset class that are consistent with what other market participants would use. The inputs and

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

assumptions to the model of the pricing vendor are derived from market observable sources including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market-related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing vendor uses available information as applicable such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing. The pricing vendor considers all available market observable inputs in determining the evaluation for a security. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and primarily comprise our portfolio of corporate fixed income, and government, mortgage and asset-backed securities. In infrequent circumstances, pricing vendors may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are included in Level 3.

The Fund uses non-binding broker quotes as the primary basis for valuation when there is limited, or no, relevant market activity for a specific investment or for other investments that share similar characteristics. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker quotes are included in Level 3. As is the case with the primary pricing vendor, third-party brokers do not provide access to their proprietary valuation models, inputs and assumptions. Accordingly, GEAM conducts internal reviews of pricing for all such investment securities periodically to ensure reasonableness of valuations used in our financial statements. These reviews are designed to identify prices that appear stale, those that have changed significantly from prior valuations, and other anomalies that may indicate that a price may not be accurate. Based on the information available, GEAM believes that the fair values provided by the brokers are representative of prices that would be received to sell the assets at the measurement date (exit prices).

Other financial investments are derivative investments that are not reflected in TOTAL INVESTMENTS, such as futures, forwards, swaps, and written options contracts, which are valued based on the unrealized appreciation/depreciation of the instrument.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features. Transfers in and out of Level 3 are considered to occur at the beginning of the period.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with the Investment Company Act of 1940. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic of foreign security trades but prior to the calculation of the Fund's NAV.

REPURCHASE AGREEMENTS The Fund may engage in repurchase agreement transactions with respect to instruments that are consistent with the Fund's investment objective or policies. The Fund's custodian or a third party custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Fund. The Fund values the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

SECURITY LENDING The Fund may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Fund continues to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. The Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange on a daily basis (on days the New York Stock Exchange is open). Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates of foreign denominated securities from the fluctuations arising from changes in the market prices of those securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

DERIVATIVES The Fund is subject to equity price risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions and to gain market exposure for residual and accumulating cash positions. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates and securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all traded futures, guarantees the futures against default.

FUTURES CONTRACTS The Fund may invest in interest rate, financial, stock and bond index futures contracts subject to certain limitations. The Fund may invest in futures contracts to manage its exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase the Fund's exposure to the underlying instrument while selling futures tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS The Fund may purchase and write options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. The Fund will not enter into a transaction involving options for speculative purposes. The Fund's

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Fund intends to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

The Fund is subject to ASC 740, INCOME TAXES. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity's activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. There are no adjustments to the Fund's net assets required under ASC 740. The Fund's 2006, 2007, 2008 and 2009 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At June 30, 2010, information on the tax cost of investments is as follows:

                                                          Net Tax
          Cost of      Gross Tax    Gross Tax          Appreciation/
      Investments for  Unrealized   Unrealized       (Depreciation) on
       Tax Purposes   Appreciation Depreciation         Investments
      -------------------------------------------------------------------
        $38,014,327    $1,875,945       $(5,458,404)         $(3,582,459)

As of December 31, 2009, the Fund has capital loss carryovers as indicated below.

                       Amount                   Expires
              ---------------------------------------------------
                     $  805,607                12/31/2016
                     7,925,894                 12/31/2017

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2009, there were no capital loss carryover expirations.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------


The Fund elected to defer losses incurred after October 31, 2009 as follows:

                      Capital                   Currency
              ---------------------------------------------------
                      $88,668                     $43

The tax composition of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                          Ordinary   Long-Term
                           Income  Capital Gains   Total
                    ---------------------------------------
                    2009  $439,282   $     --    $  439,282
                    2008   943,520    408,176     1,351,696

DISTRIBUTIONS TO SHAREHOLDERS The Fund declares and pays any dividends from net investment income annually. The Fund also declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) futures and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the net asset value of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on bonds are accreted and amortized, respectively, to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Fund specific expenses are allocated to the Fund that incurs such expense and pro rata across share classes. Expenses, other than those incurred by a specific Fund, are allocated pro rata among Funds and share classes. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. All expenses of the Fund are paid by GEAM and reimbursed by the Fund. Certain class specific expenses (such as transfer agency fees or distribution fees) are allocated to the class that incurs such expense.

NEW ACCOUNTING PRONOUNCEMENTS

The Financial Accounting Standards Board (FASB) issued FASB Accounting Standards Codification (ASC) effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC is an aggregation of previously issued authoritative U.S. generally accepted accounting principles (GAAP) in one comprehensive set of guidance organized by subject area. In accordance with the ASC, references to previously issued accounting standards have been replaced by ASC references. Subsequent revisions to GAAP will be incorporated into the ASC through Accounting StandardsUpdates
(ASU).

The Fund adopted ASC 855, SUBSEQUENT EVENTS effective October 2009. ASC 855 establishes principles and requirements for subsequent events, in particular
(a) the period after the balance sheet date during which management of a reporting entity shall evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements; (b) the circumstances under which an entity shall recognize events or transactions occurring after the balance sheet date in its financial statements; and (c) the disclosures that an entity shall make about events or transactions that occurred after the balance sheet date.

In January 2010, FASB issued ASU 2010-06, IMPROVING DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS. ASU 2010-06 requires reporting entities to make new disclosures about the amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. GEAM does not believe the adoption of ASU 2010-06 will materially impact the financial statement amounts.

3. FAIR VALUE MEASUREMENTS

The Fund adopted ASC 820, FAIR VALUATION MEASUREMENTS AND DISCLOSURES effective October 2008. This guidance

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

establishes a new framework for measuring fair value and expands related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

The following tables present the Fund's investments measured at fair value on a recurring basis at June 30, 2010:

                                                   Level 1    Level 2 Level 3    Total
------------------------------------------------------------------------------------------
Investments in Securities
  Common Stock                                   $32,037,799  $   --    $--   $32,037,799
  Exchange Traded Funds                              565,614      --     --       565,614
  Other Investments                                       --   8,836     --         8,836
  Short-Term Investments                           1,819,160      --     --     1,819,160
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES                  $34,422,573  $8,836    $--   $34,431,409
------------------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
  Futures Contracts -- Unrealized Depreciation   $   (38,666) $   --    $--   $   (38,666)

4. DERIVATIVES TRANSACTIONS

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure.

                      Asset Derivatives June 30, 2010     Liability Derivatives June 30, 2010
                     ----------------------------------- --------------------------------------
Derivatives not            Location in the                       Location in
accounted for as              Statements           Fair        the Statements           Fair
hedging instruments           of Assets            Value          of Assets             Value
under ASC 815              and Liabilities          ($)        and Liabilities           ($)
-                    --------------------------------------------------------------------------
 Equity Contracts    Receivables, Net Assets --          Liabilities, Net Assets --
                     Net unrealized appreciation/        Net unrealized appreciation/
                     (depreciation) on Futures      --   (depreciation) on Futures    (38,666)*
-----------------------------------------------------------------------------------------------

*INCLUDES CUMULATIVE APPRECIATION/DEPRECIATION OF FUTURES CONTRACTS AS REPORTED
 IN THE SCHEDULE OF INVESTMENTS AND WITHIN THE COMPONENTS OF NET ASSETS SECTION OF THE STATEMENTS OF ASSETS AND LIABILITIES. ONLY THE CURRENT DAY'S VARIATION MARGIN IS REPORTED WITHIN THE RECEIVABLES AND/OR PAYABLES OF THE STATEMENTS OF ASSETS AND LIABILITIES.

Refer to the Schedule of Investments for ending notional value.

Shown below are the effects of derivative instruments on the Fund's Statements of Operations, summarized by primary risk exposure.

                                                           Total Notional of
Derivatives not accounted         Location in the           Futures/Options         Realized Gain or
for as hedging instruments         Statements of               Contracts         (Loss) on Derivatives
under ASC 815                        Operations           Purchased/(Sold) ($)  Recognized in Income ($)
---------------------------------------------------------------------------------------------------------
Equity Contracts            Realized gain/(loss) on
                            Futures, Increase/(decrease)
                            in unrealized appreciation/
                            (depreciation) on Futures     4,824,085/(4,138,051)          75,920
---------------------------------------------------------------------------------------------------------

                               Change in Unrealized
Derivatives not accounted   Appreciation/(Depreciation)
for as hedging instruments        on Derivatives
under ASC 815                Recognized in Income ($)
-------------------------------------------------------
Equity Contracts


                                     (39,128)
-------------------------------------------------------

5. LINE OF CREDIT

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company ("State Street"). The revolving credit facility requires the payment of a commitment fee equal to 0.15% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets.

Notes to Financial Statements                      June 30, 2010 (unaudited)
-----------------------------------------------------------------------------

In addition, the Company has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points (0.50%) and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) its prospectus limitation or
(ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the six-month period ended June 30, 2010.

6. FEES AND COMPENSATION PAID TO AFFILIATES

GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM's compensation for investment advisory and administrative services is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

GEAM waives a portion of the Fund's management fee in the amount equal to the management fee earned by GEAM with respect to the Fund's investment in the GE Funds -- GE Money Market Fund.

DISTRIBUTION AND SERVICE (12B-1) FEES The Company has adopted a Distribution and Service (12b-1) Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Class 4 shares of the Fund. Under the Plan, the Fund may compensate GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Fund's principal distributor, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund's Class 4 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer such share class as an investment option. The amount of compensation paid under the Plan by the Fund's Class 4 shares may not exceed 0.45% of the average daily net assets of the Fund attributable to such share class. The Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to it.

DIRECTORS' COMPENSATION The Fund pays no compensation to its directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to unaffiliated directors is reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms and share classes served by the directors, including the Fund, and are based upon the relative net assets of each Fund within such platforms. (For additional information about directors compensation please refer to the Statement of Additional Information.)

7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2010 were as follows:

                             Purchases     Sales
                             ----------------------
                             $7,693,696 $12,476,467

SECURITY LENDING For the six-month period ended June 30, 2010, the Fund did not participate in securities lending.

8. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date through the date that the financial statements were issued have been evaluated in the preparation of the Financial Statements. There are no items to report.

Additional Information                             (unaudited)
---------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE 61

POSITION(S) HELD WITH FUND  Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS President and Chief Executive Officer -- Mutual Funds and Intermediary Business since March 2007; Executive Vice President of GEAM from February 1997 to March 2007; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President -- Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, from March 1993 to March 2007; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Chairman of the Board and President of GE Funds since 1993 and GE Institutional Funds since 1997; Trustee of General Electric Savings & Security Trust, General Electric S&S Income Fund, General Electric S&S Program Mutual Fund ("GE Savings & Security Funds"), Elfun Funds, General Electric Insurance Plan Trust, General Relief Loan Fund, and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003; Trustee of GE Volunteers since 1993; Director, GE Asset Management (Ireland) since February 1999; Director, GE Asset Management Funds Plc., GE Asset Canada Company, and GE Asset Management Limited since 1998.

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS c/o GEAM 3001 Summer St. Stamford, CT 06905
AGE 49

POSITION(S) HELD WITH FUND  Director and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Senior Vice President and General Counsel -- Marketing and Client Services (formerly Asset Management Services), at GEAM and Senior Vice President and General Counsel of GEAM from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Funds from 1997 to July 2007 and Vice President from September 2003 to June 2007; Secretary of GE Institutional Funds and the fund from 1997 to July 2007, and Vice President from September 2003 to July 2007; Vice President of Elfun Funds and GE Savings & Security Funds from October 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Savings & Security Funds from 1998 to July 2007.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  49

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings & Security Funds and General Electric Pension Trust, since July 2007.

Additional Information                             (unaudited)
---------------------------------------------------------------


--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  44

POSITION(S) HELD WITH FUND  Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 5 years (Vice President); 2 years (Secretary)

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Commercial Administrative Officer of GEAM since April 2010; Senior Vice President and Deputy General Counsel at GE Asset Management from October 2007 to April 2010; Vice President and Associate General Counsel -- Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007, Vice President and Secretary of GE Funds and GE Institutional Funds since July 2007; Vice President and Assistant Secretary of GE Institutional Funds and GE Investments Funds, Inc. from September 2003 to July 2007; Vice President and
Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  N/A

OTHER DIRECTORSHIPS HELD BY DIRECTOR  N/A

--------------------------------------------------------------------------------
ROBERT HERLIHY
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  42

POSITION(S) HELD WITH FUND  Chief Compliance Officer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 4 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Chief Compliance Officer of GEAM, GE Funds, GE Institutional Funds, Elfun Funds, and GE Savings and Security Funds since July 2005; Manager of Fund Administration at GEAM from 2002-2005.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

--------------------------------------------------------------------------------
EUNICE TSANG
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  50

POSITION(S) HELD WITH FUND  Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- less than one year

PRINCIPAL OCCUPATIONS(S) DURING PAST 5 YEARS Treasurer of GE Funds, GE Institutional Funds, Elfun Funds and GE Savings and Security Funds since January 2010; GEAM Operational Controllership and Technical Accounting Manager since December 2007; Financial Planning & Analysis Manager -- Performance Leader from June 2005 to December 2007; GEAM Quality Black Belt from 2001 to June 2005; Financial Planning & Analysis Manager from 2000 to 2001; and Mutual Fund Assistant Controller from October 1997 to 2000.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE  N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE  N/A

Additional Information                             (unaudited)
---------------------------------------------------------------


NON-INTERESTED DIRECTORS

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  64

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS General Partner, NGN Capital LLC since 2006; Managing Director, Vice President of Walden Capital Management since 1996.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of Neuro Science Research Institute since 1986; Trustee of Gregorian University Foundation from 1992 to 2007; Director of Artes Medical from 2006 to 2008.

--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  61

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since July 2007 from Fairfield University. From 1983 to July 2007, Vice President and Treasurer of Fairfield University.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997.

--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------

ADDRESS  c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE  74

POSITION(S) HELD WITH FUND  Director

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified -- 13 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR  41

OTHER DIRECTORSHIPS HELD BY DIRECTOR Trustee of GE Funds since 1993, and GE Institutional Funds since 1997. Trustee, St. Francis Hospital Corp.

--------------------------------------------------------------------------------
The Statement of Additional Information for the Fund includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-493-3042.

Investment Team
----------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS

Michael J. Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Quinn
Matthew J. Simpson

SECRETARY

Jeanne M. LaPorta

ASSISTANT SECRETARIES

Joseph A. Carucci
Joon Won Choe
Kimberley Costello
Michele Matzelle

TREASURER

Eunice Tsang

ASSISTANT TREASURER

Leslie Spadone

DISTRIBUTOR

GE Investment Distributors, Inc.
Member FINRA and SIPC

COUNSEL

Sutherland, Asbill & Brennan, LLP




CUSTODIAN

State Street Bank & Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER

James W. Ireland, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Cheryl H. Beacock, SENIOR VICE PRESIDENT, HUMAN RESOURCES

Daniel O. Colao, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER

Michael J. Cosgrove, PRESIDENT AND CHIEF EXECUTIVE OFFICER -- MUTUAL FUNDS & INTERMEDIARY BUSINESS

Paul M. Colonna, PRESIDENT AND CHIEF INVESTMENT OFFICER -- FIXED INCOME INVESTMENTS

Ralph R. Layman, PRESIDENT AND CHIEF INVESTMENT OFFICER -- PUBLIC EQUITY INVESTMENTS

Maureen B. Mitchell, PRESIDENT -- INSTITUTIONAL SALES AND MARKETING

Matthew J. Simpson, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY

Judith A. Studer, CHIEF MARKET STRATEGIST

Don W. Torey, PRESIDENT -- ALTERNATIVE INVESTMENTS

John J. Walker, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER

David Wiederecht, PRESIDENT AND CHIEF INVESTMENT OFFICER -- INVESTMENT
STRATEGIES

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER FINRA AND SIPC
3001 SUMMER STREET
PO BOX 7900
STAMFORD, CT 06904-7900

    The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-493-3042; (ii) on the Fund's website at http://www.geam.com; and (iii) on the Commission's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC -- information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.geam.com; and (ii) on the Commission's website at http://www.sec.gov.


[LOGO] GE

ITEM 2. CODE OF ETHICS.

Applicable only to an annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Applicable only to an annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Applicable only to an annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: John R. Costantino, William J. Lucas and Robert P. Quinn.

ITEM 6. SCHEDULE OF INVESTMENTS.

Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Applicable only to Closed-End Management Investment Companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Applicable only to Closed-End Management Investment Companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a) Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael
J. Cosgrove and Eunice Tsang as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INVESTMENTS FUNDS, INC


By: /s/ Michael J. Cosgrove
    -----------------------------------
   Michael J. Cosgrove
   Chairman, GE Investments Funds, Inc.

Date: August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michael J. Cosgrove
    -----------------------------------
    Michael J. Cosgrove
    Chairman, GE Investments Funds, Inc.

Date: August 30, 2010

By: /s/ Eunice Tsang
    -----------------------------------
   Eunice Tsang
   Treasurer, GE Investments Funds, Inc.

Date: August 30, 2010

                                  EXHIBIT INDEX

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.